As filed with the Securities and Exchange Commission on December 12, 2007

                                                  1933 Act Registration No. 333-

--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

            [  ]  Pre-Effective                      [  ]  Post-Effective
                  Amendment No.                            Amendment No.

                         METROPOLITAN SERIES FUND, INC.*
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (617) 578-3104

                               501 Boylston Street
                           Boston, Massachusetts 02116
                       -----------------------------------

                             John L. Lipscomb, Esq.
                  Executive Vice President and General Counsel
                               MetLife Group, Inc.
                                 1 MetLife Plaza
                            27-01 Queens Plaza North
                        Long Island City, New York 11101
                       -----------------------------------
                                    Copy to:

                                 Thomas M. Lenz
                              MetLife Advisers, LLC
                               501 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)
                       -----------------------------------
                        Copies of All Correspondence to:

                               John M. Loder, Esq.
                                Ropes & Gray LLP
                              1 International Place
                           Boston, Massachusetts 02110

     Approximate Date of Proposed Public Offering. As soon as practicable after this Registration Statement becomes effective.

     The Registrant has registered an indefinite amount of securities of its Harris Oakmark Large Cap Value Portfolio under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 2006 was filed with the Commission on or about March 31, 2007.

     It is proposed that this filing will become effective on January 11, 2008 pursuant to Rule 488 of the Securities Act of 1933.

     * On behalf of its MFS Value Portfolio (currently known as Harris Oakmark Large Cap Value Portfolio)

                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                January ___, 2008



Dear Contract Owner:

     As an Owner of a variable annuity or variable life insurance contract (the "Contract") issued by MetLife Insurance Company of CT, (the "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the MFS Value Portfolio (the "Portfolio") of Met Investors Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on February 28, 2008. Although you are not directly a shareholder of the Portfolio, some or all of your Contract value is invested, as provided by your Contract, in the Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

     The Prospectus/Proxy Statement describes the proposed reorganization of the Portfolio. All of the assets of the Portfolio would be acquired by MFS Value Portfolio ("MSF Portfolio"), a series of Metropolitan Series Fund, Inc., in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of the Portfolio. MSF Portfolio's investment objective is identical to the investment objective of the Portfolio and MSF Portfolio's investment policies are substantially similar to those of the Portfolio.

     You will receive Class A shares of MSF Portfolio having an aggregate net asset value equal to the aggregate net asset value of your Portfolio's shares. Details about MSF Portfolio's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

         The Board of Trustees has approved the proposal for the Portfolio and recommends that you vote FOR the proposal.

     I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting form in the enclosed postage-paid envelope. You may also transmit your voting instructions by telephone, fax, or through the Internet. Instructions on how to complete the voting instructions form or vote by telephone, fax, or through the Internet are included immediately after the Notice of Special Meeting.

     If you have any questions about the voting instructions form please call the Trust at 1-800-848-3854. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by Computshare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

     Thank you for taking this matter seriously and participating in this important process.


                                      Sincerely,


                                     /s/ Elizabeth M. Forget
                                     Elizabeth M. Forget
                                     President
                                     Met Investors Series Trust

                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                               MFS Value Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on February 28, 2008

To the Shareholders of Met Investors Series Trust:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the MFS Value Portfolio of Met Investors Series Trust (the "Trust"), a Delaware statutory trust, will be held at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016 on February 28, 2008 at 10:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purpose:

     1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of MFS Value Portfolio ("MIST Portfolio") by MFS Value Portfolio ("MSF Portfolio"), a series of Metropolitan Series Fund, Inc., in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio. The Plan also provides for distribution of these shares of MSF Portfolio to shareholders of MIST Portfolio in liquidation and subsequent termination of MIST Portfolio. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of MIST Portfolio.

     The Board of Trustees has fixed the close of business on November 30, 2007 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                   By order of the Board of Trustees


                                   Richard C. Pearson
                                   Secretary

January __, 2008

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

     The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

          2.   Joint Accounts:  Either party may sign, but the name of the party
               signing  should  conform   exactly  to  the  name  shown  in  the
               registration on the voting instructions form.

          3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

  Registration                                     Valid Signature

  Corporate Accounts

  (1)   ABC Corp. . . . . . . . . . . . . . .  .   ABC Corp.

  (2)   ABC Corp. . . . . . . . . . . . . . .  .   John Doe, Treasurer

  (3)   ABC Corp.
        c/o John Doe, Treasurer . . . . . . .  .   John Doe

  (4)   ABC Corp. Profit Sharing Plan . . . .  .   John Doe, Trustee

        Trust Accounts

  (1)   ABC Trust . . . . . . . . . . . . . . . .  Jane B. Doe, Trustee

  (2)   Jane B. Doe, Trustee
        u/t/d 12/28/78 . . . . . . . . . . . . .   Jane B. Doe

        Custodial or Estate Accounts

  (1)   John B. Smith, Cust.
        f/b/o John B. Smith, Jr. UGMA . . . . . .  John B. Smith

  (2)   Estate of John B. Smith . . . . . . . . .  John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING OVER THE INTERNET


     To vote your voting instructions form via the Internet follow the four easy steps below.


     1.   Read the accompanying proxy information and voting instructions form.

     2.   Go to https://vote.proxy-direct.com.

     3.   Enter the 14-digit "CONTROL NO." from your voting instructions form.

     4.   Follow the simple online instructions.

     You do not need to return your voting instructions form if you vote via an Internet site.


INSTRUCTIONS FOR VOTING BY TELEPHONE

Call 1-866-235-4258 and follow the simple instructions. Have your proxy card ready.


INSTRUCTIONS FOR VOTING BY FAX

Call toll free 1-888-796-9932.

                            ACQUISITION OF ASSETS OF

                               MFS VALUE PORTFOLIO
                                   a series of
                           Met Investors Series Trust
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854

                        BY AND IN EXCHANGE FOR SHARES OF

                               MFS VALUE PORTFOLIO
               (formerly Harris Oakmark Large Cap Value Portfolio)
                                   a series of
                         Metropolitan Series Fund, Inc.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 638-7732



                           PROSPECTUS/PROXY STATEMENT

                            DATED JANUARY _____, 2008


     This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of Met Investors Series Trust's MFS Value Portfolio ("MIST Portfolio") for consideration at a Special Meeting of Shareholders to be held February 28, 2008 at 10:00 a.m. Eastern time at the offices of the Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, and any adjournments thereof (the "Meeting").



--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                     GENERAL

     Subject to the approval of MIST Portfolio's shareholders, the Board of Trustees of Met Investors Series Trust (the "Trust") has approved the proposed reorganization of MIST Portfolio into MFS Value Portfolio ("MSF Portfolio"), a series of the Metropolitan Series Fund, Inc. (the "Fund"). On January 7, 2008, Massachusetts Financial Services Company became the subadviser to the MSF Portfolio and the Portfolio's name changed from Harris Oakmark Large Cap Value Portfolio. MIST Portfolio and MSF Portfolio are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

     MetLife Insurance Company of CT, an affiliate of Metropolitan Life Insurance Company ("MetLife"), is the record owner of MIST Portfolio's shares and at the Meeting will vote the shares of the Portfolio held in its separate accounts. MetLife Insurance Company of CT is referred to as the "Insurance Company."

     As an owner of a variable life insurance or annuity contract (a "Contract") issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of MIST Portfolio that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of MIST Portfolio, you have this right because some or all of your Contract value is invested, as provided by your Contract, in MIST Portfolio. For simplicity, in this Prospectus/Proxy Statement:

     o "Record Holder" of MIST Portfolio refers to each Insurance Company which holds MIST Portfolio's shares of record, unless indicated otherwise in this Prospectus/Proxy Statement;

     o "shares" refers generally to your shares of beneficial interest in the Portfolio; and

     o    "shareholder" or "Contract Owner" refers to you.

     In the reorganization, all of the assets of MIST Portfolio will be acquired by MSF Portfolio in exchange for Class A shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio (the "Reorganization"). If the Reorganization is approved, Class A shares of MSF Portfolio will be distributed to each Record Holder in liquidation of MIST Portfolio, and MIST Portfolio will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of MSF Portfolio which have an aggregate net asset value equal to the aggregate net asset value of your shares of MIST Portfolio.

     MSF Portfolio is a separate diversified series of the Fund, a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). MIST Portfolio is a separate diversified series of the Trust, a Delaware statutory trust, which is also an open-end management investment company registered under the 1940 Act. The primary investment objective of MIST Portfolio is identical to that of MSF Portfolio, as follows:


--------------------------------------------------------------------------------
Portfolio                            Investment Objective
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MIST Portfolio                       Capital appreciation and reasonable income.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MSF Portfolio                        Capital appreciation and reasonable income.
--------------------------------------------------------------------------------


     The principal investment strategies for MIST Portfolio are substantially the same as those for MSF Portfolio.

     This Prospectus/Proxy Statement explains concisely the information about MSF Portfolio that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (the "SEC"):


--------------------------------------------------------------------------------
Information about MIST Portfolio:                How to Obtain this Information:
---------------------------------                -------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Prospectus of the Trust relating to              Copies are available upon
MIST Portfolio, dated April 30, 2007             request and without charge
                                                 if you:

Statement of Additional Information              o Write to the Trust at the
of the Trust relating to MIST Portfolio,           address listed on the cover
dated April 30, 2007, as supplemented on           page of this Prospectus/Proxy
November 12, 2007                                  Statement; or

Annual Report of the Trust relating              o Call (800)848-3854 toll-free.
to MIST Portfolio, for the year ended
December 31, 2006

Semi-Annual Report of the Trust relating to MIST Portfolio, for the six month period ended June 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Information about MSF Portfolio:                 How to Obtain this Information:
--------------------------------                 -------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Prospectus of the Fund relating to               A copy is available upon
MSF Portfolio, dated April 30, 2007              request and without charge
which accompanies this Prospectus/               if you:
Proxy Statement

Statement of Additional Information              o Write to the Fund at the
of the Fund relating to MSF Portfolio,             address listed on the cover
dated April 30, 2007                               page of this Prospectus/Proxy
                                                   Statement; or
Annual Report of the Fund relating to
MSF Portfolio, for the year                      o Call (800)638-7732 toll-free.
ended December 31, 2006

Semi-Annual Report of the Fund
relating to MSF Portfolio, for the
six month period ended June 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Information about the Reorganization:            How to Obtain this Information:
-------------------------------------            -------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Statement of Additional Information              A copy is available upon
dated January ______, 2008, which                request and without charge
relates to this Prospectus/Proxy                 if you:
Statement and the Reorganization
                                                 o Write to the Fund at the
                                                   address listed on the cover
                                                   page of this Prospectus/Proxy
                                                   Statement; or

                                                 o Call (800)638-7732 toll-free.

--------------------------------------------------------------------------------

     You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

     Information relating to MIST Portfolio contained in the Prospectus of the Trust dated April 30, 2007 (SEC File No. 811-10183) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to MSF Portfolio contained in the Prospectus of the Fund dated April 30, 2007 (SEC File No. 811-03618) also is incorporated by reference in this document. The Statement of Additional Information dated January _____, 2008 relating to this Prospectus/Proxy Statement and the Reorganization includes the financial statements of the Trust relating to MIST Portfolio for the year ended December 31, 2006 and for the six month period ended June 30, 2007, and of the Fund relating to MSF Portfolio for the year ended December 31, 2006 and for the six month period ended June 30, 2007, and the pro forma financials of the Fund relating to MSF Portfolio for the twelve month period ended June 30, 2007.

     An investment in MSF Portfolio through a Contract:

o    is not a deposit  of, or  guaranteed  by, any bank

o is not insured by the FDIC, the Federal Reserve Board or any other government agency

o    is not endorsed by any bank or government agency

o involves investment risk, including possible loss of the purchase payment of your original investment



                                TABLE OF CONTENTS

                                                                                                      Page
SUMMARY                                                                                                           6
         Why is the Reorganization being proposed?................................................................6
         What are the key features of the Reorganization?.........................................................6
         After the Reorganization, what shares of MSF Portfolio will I own?.......................................7
         How will the Reorganization affect me?...................................................................7
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?......................................................................8
         How do the Trustees recommend that I vote?...............................................................8
         How do the Portfolios' investment objectives, principal investment strategies and risks compare?.........8
         How do the Portfolios' fees and expenses compare?.......................................................10
         How do the Portfolios' performance records compare?.....................................................12
         Who will be the Adviser, Subadviser and Portfolio Manager of my Portfolio after the
         Reorganization?  What will the advisory and subadvisory fees be after the Reorganization?...............14
         What will be the primary federal tax consequences of the Reorganization?................................16
RISKS                                                                                                            16
         Are the risk factors for the Portfolios similar?........................................................16
         What are the primary risks of investing in each Portfolio?..............................................16
         Are there any other risks of investing in each Portfolio?...............................................19
INFORMATION ABOUT THE REORGANIZATION                                                                             19
         Reasons for the Reorganization..........................................................................19
         Agreement and Plan of Reorganization....................................................................21
         Federal Income Tax Consequences.........................................................................22
         Pro Forma Capitalization................................................................................23
         Distribution of Shares..................................................................................24
         Purchase and Redemption Procedures......................................................................25
         Exchange Privileges.....................................................................................25
         Dividend Policy.........................................................................................26
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS                                                                  26
         Form of Organization....................................................................................26
         Capitalization..........................................................................................27
         Shareholder Liability...................................................................................27
         Shareholder Meetings and Voting Rights..................................................................27
         Liquidation.............................................................................................28
         Liability and Indemnification of Trustees/Directors.....................................................29
VOTING INFORMATION CONCERNING THE MEETING                                                                        30
         Shareholder Information.................................................................................32
         Control Persons and Principal Holders of Securities.....................................................32
FINANCIAL STATEMENTS AND EXPERTS.................................................................................33
LEGAL MATTERS....................................................................................................33
ADDITIONAL INFORMATION...........................................................................................33
OTHER BUSINESS...................................................................................................34
Exhibit A -- Form of Agreement and Plan of Reorganization.......................................................A-1


                                    SUMMARY


     THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY STATEMENT AND EXHIBIT A.

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the form of Agreement and Plan of Reorganization (previously defined as the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

     Why is the Reorganization being proposed?

     The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife, a New York life insurance company. The Reorganization is being proposed because MIST Portfolio and MSF Portfolio have identical investment objectives, substantially the same principal investment strategies, the same Subadviser and the same portfolio managers (effective January 7, 2008) and are managed substantially in the same manner. Effective January 7, 2008, the subadviser and lead portfolio managers for MIST Portfolio became the subadviser and lead portfolio managers for MSF Portfolio, and MSF Portfolio adopted MIST Portfolio's principal investment strategies. The Reorganization may allow the merged Portfolios to achieve operational efficiencies. Therefore, the Trustees believe that the Reorganization is in the best interests of MIST Portfolio and its shareholders.

     What are the key features of the Reorganization?

     The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

o the transfer in-kind of all of the assets of MIST Portfolio to MSF Portfolio in exchange for Class A shares of MSF Portfolio;

o    the  assumption  by  MSF  Portfolio  of  all of  the  liabilities  of  MIST
     Portfolio;

o the liquidation of MIST Portfolio by distribution of Class A shares of MSF Portfolio to MIST Portfolio's shareholders; and

o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

     The Reorganization is expected to be completed on or about April 28, 2008.

     After the Reorganization, what shares of MSF Portfolio will I own?

     If you  own  Class  A of  MIST  Portfolio,  you  will  own  Class  A of MSF
Portfolio.

     The new shares you receive will have the same total value as your shares of MIST Portfolio, as of the close of business on the day immediately prior to the Reorganization.

     How will the Reorganization affect me?

     It is anticipated that the Reorganization will affect you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

o OPERATING EFFICIENCIES: Upon the Reorganization of MIST Portfolio into MSF Portfolio, operating efficiencies may be achieved by MSF Portfolio because it will have a greater level of assets. As of September 30, 2007, MIST Portfolio's total net assets were approximately $140.7 million while MSF Portfolio's total net assets were approximately $623.9 million.

o COST CONSIDERATIONS: The total operating expenses for the twelve month period ended June 30, 2007 were lower for MSF Portfolio's Class A shares than MIST Portfolio's Class A shares. Total operating expenses for Class A shares of MIST Portfolio for the twelve month period ended June 30, 2007 were 0.95%. Assuming consummation of the Reorganization had occurred on July 1, 2006, the total operating expenses, for the twelve month period ended June 30, 2007 for Class A shares of MSF Portfolio would have been 0.70% (after the fee waiver discussed herein).

     The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Fund will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. The Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in MSF Portfolio after the Reorganization. After the Reorganization your Contract values will depend on the performance of MSF Portfolio rather than that of MIST Portfolio. MIST Portfolio will pay for the costs of the Meeting, this proxy solicitation and any adjourned session. The costs paid by MIST Portfolio are ultimately borne by the Portfolio's shareholders, and are less than the expected one-year savings for MIST Portfolio's shareholders due to the operational efficiencies incurred due to the Reorganization.

     Like MIST Portfolio, MSF Portfolio will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A shares of MSF Portfolio.

     Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

     The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A shares of MSF Portfolio. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

     How do the Trustees recommend that I vote?

     The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interests of MIST Portfolio and its shareholders, and that MIST Portfolio's shareholders' interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of MIST Portfolio.

      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION

     The Directors of the Fund have approved the Plan on behalf of MSF Portfolio and its shareholders.

     How  do  the  Portfolios'  investment   objectives,   principal  investment
strategies and risks compare?

     The  investment  objective  of MIST  Portfolio  is identical to that of MSF
Portfolio,  and  the  principal  investment  strategies  of the  Portfolios  are substantially the same. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees/Directors without shareholder approval. MSF Portfolio will provide sixty days prior notice to shareholders of a change in its investment policy to invest at least 80% of its assets in the equity securities of large-cap companies.

     The following tables provide a comparison of MIST Portfolio and MSF Portfolio with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statements of Additional Information relating to the Portfolios.


   ------------------ ---------------------------------------- -----------------------------------------
                                  MIST Portfolio                            MSF Portfolio
   ------------------ ---------------------------------------- -----------------------------------------
   ------------------ ---------------------------------------- -----------------------------------------
   Investment         Capital appreciation and reasonable      Capital appreciation and reasonable
   Objective          income.                                  income.
   ------------------ ---------------------------------------- -----------------------------------------
   ------------------ ---------------------------------------- -----------------------------------------
   Principal          The Portfolio normally invests           The Portfolio invests, under normal
   Investment         primarily in equity securities.  The     market conditions, at least 80% of its
   Strategies         Portfolio generally focuses on           assets in equity securities of large
                      companies with large market              capitalization U.S. companies.
                      capitalizations but may invest in
                      companies of any size.

   ------------------ ---------------------------------------- -----------------------------------------
   ------------------ ---------------------------------------- -----------------------------------------
                      The adviser focuses on companies that    Same
                      it believes are undervalued compared
                      to their perceived worth (value
                      companies).
   ------------------ ---------------------------------------- -----------------------------------------
   ------------------ ---------------------------------------- -----------------------------------------
                      The Portfolio may invest its assets      Same
                      in  foreign securities without
                      limitation.

   ------------------ ---------------------------------------- -----------------------------------------
   ------------------ ---------------------------------------- -----------------------------------------
                      The adviser uses a bottom-up approach    Same
                      in buying and selling investments for
                      the Portfolio.  Investments are
                      selected primarily based on
                      fundamental analysis of issuers and
                      their potential in light of their
                      current financial condition and
                      industry position, and market,
                      economic, political and regulatory
                      conditions.
   ------------------ ---------------------------------------- -----------------------------------------


     The principal risks of investing in MIST Portfolio are identical to those of investing in MSF Portfolio. They include:

o Market risk - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. A Portfolio's investment performance may also be harmed by potentially rapid changes in the prices of equity securities.

o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; stocks of smaller companies may be affected to a greater extent than larger companies by general economic changes and conditions in particular industries.

o Investment style risk - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment.

o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject.

     Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

     For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

     The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of each of the Portfolios.

     Because MIST Portfolio and MSF Portfolio have identical investment objectives and substantially the same principal investment strategies, it is anticipated that the securities held by MIST Portfolio will not be sold in significant amounts in order to comply with the policies and investment practices of MSF Portfolio in connection with the Reorganization.

     How do the Portfolios' fees and expenses compare?

     MIST Portfolio offers one class of shares (Class A). MSF Portfolio offers Class A, Class B and Class E shares. You will not pay any initial or deferred sales charge in connection with the Reorganization.

     The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A shares of each of the Portfolios. The table entitled "MSF Portfolio (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

     The amounts for the Class A shares of MIST Portfolio set forth in the following table and the example are based on the expenses for MIST Portfolio for the twelve month period ended June 30, 2007. The amounts for the Class A shares of MSF Portfolio set forth in the following table and in the example are based on the expenses for MSF Portfolio's Class A shares for the twelve month period ended June 30, 2007. The amounts for Class A shares of MSF Portfolio (Pro Forma) set forth in the following table and in the example are based on what the expenses of MSF Portfolio would have been for the twelve month period ended June 30, 2007, had the Reorganization taken place as of July 1, 2006.

     The Class A shares of MIST Portfolio and MSF Portfolio are not charged any initial or deferred sales charge, or any other transaction fees.

     THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.


         Fees and Expenses (as a percentage of average daily net assets)
         ---------------------------------------------------------------



------------------------------------------------- -------------------- ------------------- -----------------------
                                                    MIST Portfolio       MSF Portfolio         MSF Portfolio
                                                                                                (Pro Forma)
------------------------------------------------- -------------------- ------------------- -----------------------
------------------------------------------------- -------------------- ------------------- -----------------------
                                                        Class A             Class A               Class A
                                                        -------             -------               -------
------------------------------------------------- -------------------- ------------------- -----------------------
------------------------------------------------- -------------------- ------------------- -----------------------
Management Fees                                          0.73%               0.72%                 0.72%
------------------------------------------------- -------------------- ------------------- -----------------------
------------------------------------------------- -------------------- ------------------- -----------------------
Distribution and 12b-1 Fees                               n/a                 n/a                   n/a
------------------------------------------------- -------------------- ------------------- -----------------------
------------------------------------------------- -------------------- ------------------- -----------------------
Other Expenses                                           0.22%               0.05%                 0.05%
------------------------------------------------- -------------------- ------------------- -----------------------
------------------------------------------------- -------------------- ------------------- -----------------------
Total Annual Portfolio Operating Expenses                0.95%(1)              0.77%                 0.77%
Before Waiver
------------------------------------------------- -------------------- ------------------- -----------------------
------------------------------------------------- -------------------- ------------------- -----------------------
Contractual Expense Waiver                                n/a                 n/a                -0.07%(2)
------------------------------------------------- -------------------- ------------------- -----------------------
------------------------------------------------- -------------------- ------------------- -----------------------
Total Annual Portfolio Operating Expenses After        0.95%(1)              0.77%                   0.70%
Expense Waiver
------------------------------------------------- -------------------- ------------------- -----------------------


(1) Met Investors Advisory, LLC and the Trust have entered into an Expense Limitation Agreement whereby the Total Annual Portfolio Operating Expenses of MIST Portfolio, other than 12b-1 fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, will not exceed 1.00% for the period ended April 30, 2008. Under certain circumstances, any fees waived or expenses reimbursed by the Met Investors Advisory, LLC may, with the approval of the Trust's Board of Trustees, be repaid to the Met Investors Advisory, LLC.

(2) MetLife Advisers, LLC has contractually agreed to waive a portion of its advisory fee so that the advisory fee of MSF Portfolio, for the period from January 7, 2008 through April 30, 2009, will not exceed 0.65% for the first $1.250 billion of assets; 0.60% for the next $250 million of assets; and 0.50% for assets in excess of $1.5 billion.

                     ------------------------------

     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in MIST Portfolio versus MSF Portfolio and MSF Portfolio (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2008 for the MIST Portfolio and April 30, 2009 for the MSF Portfolio. The examples do not reflect the waiver of certain Contract charges by the Insurance Companies. The examples are for illustration only, and your actual costs may be higher or lower.

     THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Examples of Portfolio Expenses

----------------- ---------------------------------------------------------------------------------
                                                   MIST Portfolio
                       One Year           Three Years          Five Years           Ten Years
Class A                   $97                 $303                $525                $1,166
----------------- -------------------- ------------------- -------------------- -------------------


---------------------------------------------------------------------------------------------------
                                                   MSF Portfolio
                       One Year           Three Years          Five Years           Ten Years
Class A                   $79                 $246                $428                $954
----------------- -------------------- -------------------- -------------------- ------------------


----------------- ---------------------------------------------------------------------------------
                                                   MSF Portfolio (Pro Forma)
                       One Year           Three Years          Five Years           Ten Years
Class A                    $72                $239                $421                $948
----------------- -------------------- ------------------- -------------------- -------------------

      How do the Portfolios' performance records compare?

     The following charts show how Class A shares of MIST Portfolio and Class A shares of MIST Portfolio have performed in each full calendar year since inception. Past performance is not an indication of future results.

     PAST PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

Year-by-Year Total Return (%)


These charts should give you a general idea of the risks of investing in MIST Portfolio and MSF Portfolio by showing how their returns have varied from year-to-year. These charts include the effects of Portfolio expenses. The historical performance shown for the MIST Portfolio's Class A shares prior to May 1, 2006 is the performance of its predecessor fund managed by the Subadviser using the same investment objective and strategy as the Portfolio. The assets of the MFS Value Portfolio of The Travelers Series Trust were transferred to the Portfolio on May 1, 2006. The historical performance shown for the MSF Portfolio's Class A shares prior to January 7, 2008 is the performance of another subadviser using a similar investment objective but somewhat different strategy as the Portfolio. Effective January 7, 2008, MSF Portfolio's investment objective and principal investment strategies changed. MIST Portfolio and MSF Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.


                                 MIST Portfolio
----- ------- -------- ---------- --------- ---------- ------- --------- -------
5.0%    11.6%   1.0%     - 13.1%     24.6%     16.0%     6.4%    21.3%





99      00        01        02         03        04       05      06        07
----- -------- -------- -------- ---------- ---------- --- --- --------- -------
                         High Quarter 2nd - 2003 + 14.5%
                         Low Quarter: 3rd - 2002 - 15.3%

                                  MSF Portfolio
------------- ---------- --------- ------- --------- ---------- --------- ------
-6.9%    12.4%   18.4%    -14.2%    25.5%    11.4%   -1.4%     18.1%





  99      00       01       02       03      04      05         06        07
------------- --------- ----------- ------- ------- --------- ---------  -------

                        High Quarter: 2nd - 2003 + 17.21%
                        Low Quarter: 3rd - 2002 - 16.89%

     The next set of tables lists the average annual total return of the Class A shares of MIST Portfolio and MSF Portfolio for the past one- and five-year periods and since inception (through December 31, 2007). These tables include the effects of portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

           Average Annual Total Return (for the period ended 12/31/07)

------------------------------- -------------- ---------------- ----------------
                                  1 Year            5 Years      Since Inception
                                                                       (7/20/98)
MIST Portfolio
------------------------------- -------------- ---------------- ----------------
------------------------------- -------------- ---------------- ----------------
Class A shares
------------------------------- -------------- ---------------- ----------------
------------------------------- -------------- ---------------- ----------------
Russell 1000 Value Index                                                 *
------------------------------- -------------- ---------------- ----------------


      * Index performance is from 7/31/98.




----------------------- -----------------  ---------------- --------------------
                           1 Year            5 Years           Since Inception
                                                                  (11/9/98)
MSF Portfolio
------------------------ ----------------  ---------------  --------------------
------------------------ ----------------  ---------------  --------------------
Class A shares
------------------------ ----------------  ---------------  --------------------
------------------------ ----------------  ---------------  --------------------
Russell 1000 Value Index                                             *
------------------------ ----------------  ---------------- --------------------

      *   Index performance is from __________.

              ------------------------------

     The Russell 1000 Value Index is an unmanaged index that measures the performance of the Russell 1,000 companies with lower price-to-book ratios and lower forecasted growth values.

     For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     Important information about MSF Portfolio is also contained in management's discussion of MSF Portfolio's performance which appears in the most recent Annual Report and Semi-Annual Report of the MSF Portfolio.

     Upon consummation of the Reorganization, MSF Portfolio will assume and publish the performance and accounting history of MIST Portfolio.

      Who will be the Adviser, Subadviser and Portfolio Manager of my Portfolio after the Reorganization? What will the advisory and subadvisory fees be after the Reorganization?

Management of the Portfolios

     The overall management of MSF Portfolio and MIST Portfolio is the responsibility of, and is supervised by, the Board of Directors of the Fund and the Board of Trustees of the Trust, respectively.

Adviser


     MetLife Advisers, LLC (the "Adviser") is the investment adviser for MSF Portfolio. The Adviser selects and pays the fees of the Subadviser (as defined below) for the Portfolio and monitors the Subadviser's investment program.



--------------------------------------------------------------------------------
         Facts about the Adviser:

          o    The Adviser is an affiliate of MetLife.

          o The Adviser manages a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $39 billion as of September 30, 2007.

          o    The  Adviser  is  located  at  501   Boylston   Street,   Boston,
               Massachusetts 02116.

--------------------------------------------------------------------------------


Subadviser

     Massachusetts Financial Services Company ("MFS" or the "Subadviser") is the investment subadviser to MIST Portfolio and MSF Portfolio (effective January 7,
2008). Pursuant to a Subadvisory/Advisory Agreement with the Adviser, the Subadviser continuously furnishes an investment program for the Portfolios, makes day-to-day investment decisions on behalf of the Portfolios, and arranges for the execution of portfolio transactions.

         -----------------------------------------------------------------------
              Facts about the Subadviser:

          o MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

          o MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $203.6 billion as of September 30, 2007.


          o The Subadviser is located at 500 Boylston Street, Boston, Massachusetts 02116.
--------------------------------------------------------------------------------

Portfolio Management

     Each Portfolio is co-managed by Mr. Nevin P. Chitkara and Mr. Steven R. Gorham. Mr. Chitkara, a Vice President and Portfolio Manager of MFS, joined MFS in 1997 as an equity research analyst. Mr. Gorham, a Senior Vice President and Portfolio Manager of MFS joined MFS in 1989. In 1992, he joined the Equity Research Department, became a Research Analyst in 1993, an Investment Officer in 1996, and a Portfolio Manager in 2000.

Advisory Fees

     For its management and supervision of the daily business affairs of MSF Portfolio, the Adviser is entitled to receive a monthly fee at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.75% for the first $250 million of such assets, plus 0.70% for the next $2.25 billion of such assets, plus 0.675% for the next $2.5 billion of such assets, plus 0.65% for amounts over $5 billion of such assets.

Advisory Fee Waivers

     The Adviser has contractually agreed to waive a portion of its advisory fee so that the advisory fee of MSF Portfolio, for the period from January 7, 2008 through April 30, 2009, will not exceed 0.65% for the first $1.250 billion of assets; 0.60% for the next $250 million of assets; and 0.50% for assets in excess of $1.5 billion.

Subadvisory Fees

     Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing subadvisory services to MSF Portfolio. MSF Portfolio does not pay a fee to the Subadviser.

     What will be the primary federal tax consequences of the Reorganization?

     Prior to or at the completion of the Reorganization, MIST Portfolio and MSF Portfolio will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by MIST Portfolio or its Record Holders for federal income tax purposes as a result of receiving shares of MSF Portfolio in connection with the Reorganization. The holding period and aggregate tax basis of the shares of MSF Portfolio that are received by the Record Holders of MIST Portfolio will be the same as the holding period and aggregate tax basis of the shares of MIST Portfolio previously held by such Record Holders, provided that such shares of MIST Portfolio are held as capital assets. In addition, the holding period and tax basis of the assets of MIST Portfolio in the hands of MSF Portfolio as a result of the Reorganization will be the same as in the hands of MIST Portfolio immediately prior to the Reorganization, and no gain or loss will be recognized by MSF Portfolio upon the receipt of the assets of MIST Portfolio in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of MIST Portfolio's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

                                      RISKS

     Are the risk factors for the Portfolios similar?

     Yes. The risk factors are identical due to the identical investment objectives and substantially the same principal investment strategies of MIST Portfolio and MSF Portfolio. The risks of MSF Portfolio are described in greater detail in the Portfolio's Prospectus.

     What are the primary risks of investing in each Portfolio?

     An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with an investment in each of the Portfolios.

---------------------------------------- ---------------------------------------
                                         Each of the Portfolios is subject to
                                         Market Risk.

---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
MIST Portfolio                           Invests primarily in equity securities.

---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
MSF Portfolio                            Invests primarily in equity securities.

---------------------------------------- ---------------------------------------


     A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its subadviser underweights fixed income markets or industries where there are significant returns, and could lose value if the subadviser overweights fixed income markets or industries where there are significant declines.

     Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Portfolio's shares.

---------------------------------------- ---------------------------------------
                                         Each of the Portfolios is subject to
                                         Market Capitalization Risk.

---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
MIST Portfolio                           Invests primarily in equity
                                         securities of companies with large
                                         capitalizations.

---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
MSF Portfolio                            At least 80% of its assets are
                                         invested in equity securities of
                                         companies with large capitalizations.

---------------------------------------- ---------------------------------------


     Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

---------------------------------------- ---------------------------------------
                                         Each of the Portfolios is subject to
                                         Investment Style Risk.

---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
MIST Portfolio                           Invests in value companies.

---------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------
MSF Portfolio                            Invests in value companies.

---------------------------------------- ---------------------------------------


     Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

-------------------------------------- -----------------------------------------
                                       Each of the Portfolios may be subject to Foreign Investment Risk.

-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
MIST Portfolio                         May invest in foreign securities without
                                       limit.
-------------------------------------- -----------------------------------------
-------------------------------------- -----------------------------------------
MSF Portfolio                          May invest in foreign securities without
                                       limit.
-------------------------------------- -----------------------------------------


     Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

o    Foreign   companies  may  not  be  subject  to   accounting   standards  or
     governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

o    Foreign markets may be less liquid and more volatile than U.S. markets.

o Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

o    Costs  of  buying,  selling  and  holding  foreign  securities,   including
     brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

     Are there any other risks of investing in each Portfolio?

     Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

                      INFORMATION ABOUT THE REORGANIZATION

     Reasons for the Reorganization

     The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The Reorganization is being proposed because MIST Portfolio and MSF Portfolio have identical investment objectives, substantially the same principal investment strategies, the same Subadviser and the same portfolio managers
(effective January 7, 2008) and are managed substantially in the same manner. Effective January 7, 2008, the subadviser and lead portfolio managers for MIST Portfolio became the subadviser and lead portfolio managers for MSF Portfolio, and MSF Portfolio adopted MIST Portfolio's principal investment strategies. The Reorganization may allow the merged Portfolios to achieve operational efficiencies. Therefore, the Trustees believe that the Reorganization is in the best interests of MIST Portfolio and its shareholders.

     At a regular meeting held on November 6, 2007, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of MIST Portfolio and its shareholders, and that the interests of existing shareholders of MIST Portfolio will not be diluted as a result of the transactions contemplated by the Reorganization.

     Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganization.

     The Trustees considered the potential economies of scale that might be achieved upon the reorganization of MIST Portfolio into MSF Portfolio because MSF Portfolio will have a greater level of assets. As of September 30, 2007, MIST Portfolio's total net assets were approximately $140.7 million while MSF Portfolio's total net assets were approximately $623.9 million.

     In addition, the Trustees considered, among other things:

o    the terms and conditions of the Reorganization;

o the fact that the Reorganization would not result in the dilution of shareholders' interests;

o the effect of the Reorganization on the Contract Owners and the value of their Contracts;

o the fact that MIST Portfolio and MSF Portfolio have identical investment objectives, substantially the same principal investment strategies, and the same Subadviser and the same portfolio managers;

o    the fact that, upon consummation of the Reorganization,  MSF Portfolio will
     assume  and  publish  the  performance  and  accounting   history  of  MIST
     Portfolio;

o the fact that MSF Portfolio will assume all of the liabilities of MIST Portfolio;

o the fact that MIST Portfolio will pay the costs of the Meeting, this proxy solicitation and any adjourned session and these costs are less than the expected one year of savings to that Portfolio's shareholders due to the operational efficiencies as a result of the Reorganization;

o the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes; and

o alternatives available to shareholders of MIST Portfolio, including the ability to exchange their shares for shares of other funds that are offered as investment options under their insurance or annuity contracts.

     During  their  consideration  of  the  Reorganization,   the  Disinterested
Trustees of the Trust met separately with counsel to the Disinterested Trustees regarding the legal issues involved.

     After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of MIST Portfolio and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of MIST Portfolio for approval.

     The Directors of the Fund have approved the Plan on behalf of MSF Portfolio and its shareholders.

     Agreement and Plan of Reorganization

     The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

     The Plan provides that all of the assets of MIST Portfolio will be acquired by MSF Portfolio in exchange for Class A shares of MSF Portfolio and the assumption by MSF Portfolio of all of the liabilities of MIST Portfolio on or about April 28, 2008, or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, MIST Portfolio will endeavor to discharge all of its known liabilities and obligations. MIST Portfolio will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m.
Eastern time, on the business day immediately prior to the Closing Date (the "Valuation Time").

     At or prior to the Closing Date, MIST Portfolio will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

     The number of full and fractional shares of Class A shares of MSF Portfolio to be received by the Record Holders of MIST Portfolio will be determined by multiplying the outstanding Class A shares of MIST Portfolio by a factor which shall be computed by dividing the net asset value per share of Class A shares of MIST Portfolio by the net asset value per share of Class A shares of MSF Portfolio. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

     State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of the Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

     As soon after the Closing Date as conveniently practicable, MIST Portfolio will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of MSF Portfolio received by MIST Portfolio. The liquidation and distribution will be accomplished by the establishment of accounts in the names of MIST Portfolio's Record Holders on MSF Portfolio's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of MSF Portfolio due to MIST Portfolio's Record Holders. All issued and outstanding shares of MIST Portfolio will be canceled. The shares of MSF Portfolio to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, MIST Portfolio will be terminated as a series of the Trust.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by MIST Portfolio's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of MIST Portfolio's shareholders, the Plan may be terminated (a) by the mutual agreement of MIST Portfolio and MSF Portfolio; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     If the Reorganization is not consummated, no portion of the expenses will be borne directly or indirectly by MIST Portfolio, MSF Portfolio or their respective shareholders. MetLife or one of its affiliates will pay such expenses.

     If MIST Portfolio's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

     Federal Income Tax Consequences

     For purposes of this "Federal Income Tax Consequences" section, "Record Holder" refers to the separate accounts through which the Insurance Company owns shares of MIST Portfolio. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, MIST Portfolio and MSF Portfolio will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

     (1) The transfer of all of the assets of MIST Portfolio solely in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio followed by the distribution of MSF Portfolio's shares to the Record Holders of MIST Portfolio in dissolution and liquidation of MIST Portfolio, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and MIST Portfolio and MSF Portfolio will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by MSF Portfolio upon the receipt of the assets of MIST Portfolio solely in exchange for the shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio;

     (3) No gain or loss will be recognized by MIST Portfolio on the transfer of its assets to MSF Portfolio in exchange for MSF Portfolio's shares and the assumption by MSF Portfolio of the liabilities of MIST Portfolio or upon the distribution (whether actual or constructive) of MSF Portfolio's shares to MIST Portfolio's Record Holders in exchange for their shares of MIST Portfolio;

     (4) No gain or loss will be recognized by MIST Portfolio's Record Holders upon the exchange of their shares of MIST Portfolio for shares of MSF Portfolio in liquidation of MIST Portfolio;

     (5) The aggregate tax basis of the shares of MSF Portfolio received by each Record Holder of MIST Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of MIST Portfolio held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of MSF Portfolio received by each Record Holder of MIST Portfolio will include the period during which the shares of MIST Portfolio exchanged therefor were held (provided that the shares of MIST Portfolio were held as a capital asset on the date of the Reorganization);

     (6) The tax basis of the assets of MIST Portfolio acquired by MSF Portfolio will be the same as the tax basis of such assets to MIST
          Portfolio immediately prior to the Reorganization, and the holding period of such assets in the hands of MSF Portfolio will include the period during which the assets were held by MIST Portfolio; and

     (7) MSF Portfolio will succeed to and take into account the capital loss carryovers, if any, of MIST Portfolio described in Section 381(c) of the Code. MSF Portfolio will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, each Record Holder of MIST Portfolio would recognize a taxable gain or loss equal to the difference between its tax basis in its MIST Portfolio shares and the fair market value of the shares of MSF Portfolio it received.

     MSF   Portfolio's    utilization   after   the    Reorganization   of   any
pre-Reorganization losses realized by MIST Portfolio to offset gains realized by MSF Portfolio could be subject to limitation in future years.

     Pro Forma Capitalization

     The following table sets forth the capitalization of MIST Portfolio and MSF Portfolio as of June 30, 2007 and the capitalization of MSF Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.00 Class A share of MSF Portfolio for each Class A share of MIST Portfolio.





               Capitalization of MIST Portfolio, MSF Portfolio and MSF Portfolio Pro Forma*
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------
                                                                                                           MSF Portfolio
                                                                                                         Pro Forma (After
                                  MIST Portfolio         MSF Portfolio           Adjustments              Reorganization)
                                  --------------         -------------           -----------              ---------------
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------
       Net Assets
                      Class A          $134,250,803            $351,639,520            ($67,000)*                   $485,823,323
                      Class B           -                      $172,201,078           -                             $172,201,078
                      Class E           -                      $132,542,511           -                             $132,542,511
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------
             Total Net Assets          $134,250,803            $656,383,109            ($67,000)*                   $790,566,912
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------
          Net Asset Value Per
                        Share
                      Class A                $15.09                  $15.63                                               $15.09
                      Class B           -                            $15.56                                               $15.09
                      Class E           -                            $15.58                                               $15.09
                                                                             --------------------- ------------------------------
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------
           Shares Outstanding
                      Class A             8,894,788              22,494,676            803,203**                     32,192,667
                      Class B           -                        11,065,469            343,715**                     11,409,184
                      Class E           -                         8,509,321            272,284**                      8,781,605
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------
                 Total Shares             8,894,788              42,069,466           1,419,202**                     52,383,456
                  Outstanding
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------


     * Reflects merger related expenses of $67,000.

     ** Reflects change in shares outstanding due to issuance of Class A shares of MSF Portfolio in exchange for Class A shares of MIST Portfolio based upon the net asset value of MSF Portfolio's Class A shares at June 30, 2007.

     The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

     Distribution of Shares

     All portfolios of the Fund mainly sell shares to the separate accounts of the Insurance Companies as a funding vehicle for the Contracts offered by the Insurance Companies. Expenses of MSF Portfolio are passed through to the Insurance Company's separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Contract Prospectus describes all fees and charges relating to a Contract.) MSF Portfolio may also offer shares to other separate accounts of other insurers if approved by the Board of Directors of the Fund.

     MetLife Investors Distribution Company ("MID"), an affiliate of MetLife, serves as the distributor for the Fund's shares. Under distribution agreements with the Fund, MID serves as the general distributor of shares of each class of the Fund's portfolios, including MSF Portfolio, which are sold at net asset value of such class without any sales charges. The offering of MSF Portfolio's shares is continuous. Shares are offered only to certain insurance company separate accounts and qualified plans. The distribution agreements do not obligate MID to sell a specific number of shares.

     MIST Portfolio currently offers Class A shares. MSF Portfolio currently offers Class A, Class B and Class E shares. Each Class has a separate distribution agreement and bears its own distribution expenses, if any.

     In the proposed Reorganization, shareholders of MIST Portfolio owning Class A shares will receive Class A shares of MSF Portfolio. Class A shares of each Portfolio are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees.

     In  connection  with the  Reorganization,  no sales  charges  are  imposed.
Certain sales or other charges are imposed by the Contracts for which MSF Portfolio serves as an investment vehicle. More detailed descriptions of the Class A shares and the distribution arrangement applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to MSF Portfolio.

     Purchase and Redemption Procedures

     The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of each Portfolio. No fee is charged by either Portfolio for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Each Portfolio buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

     MID and its affiliates place orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

     Exchange Privileges

         The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust or the Fund.

     Dividend Policy

     Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income, including any short-term capital gains, to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

     Each Portfolio has qualified, and MSF Portfolio intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

     The operations of the Fund are governed by its Articles of Incorporation and By-Laws, and applicable Maryland law. The operations of the Trust are governed by its Agreement and Declaration of Trust and By-Laws of the Trust, and Delaware law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between the Trust and the Fund derive from provisions of the Trust's Declaration of Trust and By-Laws and the Fund's Articles of Incorporation and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Fund's Articles of Incorporation and By-Laws, without charge, upon written or oral request to the Fund at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

     Form of Organization

     As noted above, the Fund is organized as a Maryland corporation, and the Trust is organized as a Delaware statutory trust. The Fund and the Trust are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Fund consist of MSF Portfolio and other mutual funds of various asset classes; the series of the Trust consist of MIST Portfolio and other mutual funds of various asset classes. The Fund and the Trust currently offer shares of their portfolios primarily to insurance company separate accounts to serve as investment vehicles for variable annuity, and group annuity contracts and variable life insurance policies issued by the Insurance Company and its affiliates. The Trust and the Fund also offer shares of their portfolios to qualified pension and retirement plans. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, By-Laws, and a Board of Trustees/Directors, and by applicable Maryland or Delaware and federal law.

     Capitalization

     The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The beneficial interests in the Fund are represented by
4.75 billion shares of common stock with a par value of $0.01 each, of one or more series. Both the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

     Shares of MIST Portfolio are offered in one class (Class A) and represent an equal proportionate interest in the Portfolio. Shares of MSF Portfolio are currently offered in three classes (Class A, Class B and Class E). Shares of the classes of MSF Portfolio represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

     Shareholder Liability

     Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

     Under Maryland law, shareholders of MSF Portfolio have no personal liability as such for the acts or obligations of the Portfolio or the Fund, as the case may be.

     Shareholder Meetings and Voting Rights

     Neither the Fund on behalf of MSF Portfolio nor the Trust on behalf of MIST Portfolio is required to hold annual meetings of shareholders. However, in the case of the Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, both the Trust and the Fund are each required to call a meeting of shareholders for the purpose of electing Trustees/Directors if, at any time, less than a majority of the Trustees/Directors then holding office were elected by shareholders. Neither the Fund nor the Trust currently intends to hold regular shareholder meetings. The By-Laws of the Fund require an annual meeting of shareholders only in years in which shareholder action is needed on the election of Directors. The Fund's By-Laws permit a special meeting of the shareholders to be called for any purpose by a majority of the Directors, the Chairman of the Board or the President of the Fund. Cumulative voting is not permitted in the election of Directors of the Fund or of Trustees of the Trust. Like shareholders of the Trust, shareholders of the Fund are also entitled, under the 1940 Act, to vote on certain matters specified in the 1940 Act.

     The By-Laws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Fund. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Fund generally requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A Director of the Fund must be elected by the affirmative vote of a plurality of the votes cast by holders of shares entitled to vote in such election. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Director of the Fund may be removed with or without cause by the shareholders holding a majority of the votes entitled to be cast at an election of Directors at a meeting of shareholders at which a quorum is present. A Trustee of the Trust may be removed at a meeting of shareholders, duly called, by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

     Under the Declaration of Trust/Articles of Incorporation of the Trust and the Fund, respectively, each whole share of beneficial interest or common stock of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote, in each case irrespective of class. The Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and
(3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of the Trust may also terminate the Trust, a Portfolio, or a class of shares upon written notice to the shareholders.

     Liquidation

     In the event of liquidation of the Fund, the shareholders of each of the Fund's Portfolios that has been established and designated, including of MSF Portfolio, shall be entitled to receive, as a group, the excess of the assets belonging to that Portfolio over the liabilities belonging to that Portfolio. The assets so distributable to the shareholders of any particular portfolio that has but a single class of outstanding shares will be distributed among such stockholders in proportion to the number of shares of that portfolio held by them and recorded on the books of the Fund. Any assets not readily identifiable as belonging to any particular portfolio will be allocated by or under the supervision of the Directors to and among any one or more of the portfolios established and designated. Any such allocation by the Directors is conclusive and binding for all purposes. In the event of the liquidation of the Trust, the same provisions discussed above would apply.

     Liability and Indemnification of Trustees/Directors

     Pursuant to Maryland law and its By-Laws, the Fund shall indemnify current and former Directors and officers of the Fund to the extent permitted or required by Maryland corporate law, provided, however, that other than for Directors and except as specifically required by Maryland corporate law, the Fund is required to indemnify or advance expenses only to the extent specifically approved by resolution of the Fund's Board of Directors. No indemnification or advance payment of expenses is provided to Directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The By-Laws also provide that the Fund will not advance payment of legal expenses to a Director or officer, unless the Director or officer undertakes to repay the advance unless (A) it is determined that such director or officer is entitled to the indemnification, and (B)(i) the Director or officer provides a security for the undertaking, (ii) the Fund is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors, or an independent legal counsel by written opinion, determines that there is reason to believe that the person ultimately will be found to be entitled to the indemnification.

     Under the Declaration of Trust of the Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of
Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

     The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund, their By-Laws and Delaware or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and Delaware or Maryland law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

     This Prospectus/Proxy Statement is being sent to shareholders of MIST Portfolio in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern time, February 28, 2008, at the offices of the Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of MIST Portfolio on or about January ___, 2008.

     The Board of Trustees of the Trust has fixed the close of business on November 30, 2007 as the record date (the "Record Date") for determining the shareholders of MIST Portfolio entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Company, through its separate accounts, owns all of the shares of MIST Portfolio, and is the Record Holder of the Portfolio at the close of business on the Record Date. The Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of MIST Portfolio. The Insurance Company has undertaken to vote its shares or abstain from voting its shares of MIST Portfolio for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, the Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

     The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of MIST Portfolio held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of MIST Portfolio is entitled to one vote and any fractional share is entitled to a fractional vote.

     Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

     If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by telephone, fax, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

     If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

     o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

     Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

     Approval of the Reorganization will require the affirmative vote of a majority of the votes of MIST Portfolio cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least a majority of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holder of MIST Portfolio was the Insurance Company. Since the Insurance Company is the legal owner of the MIST Portfolio's shares, attendance by the Insurance Company at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.

     Voting instructions solicitations will be made primarily by mail, but beginning on or about February 1, 2008 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Met Investors Advisory, LLC, its affiliates or other representatives of MIST Portfolio (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by
Computershare Fund Services, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at $67,000) will be borne by MIST Portfolio. Neither the Trust nor the Trust's Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

     If shareholders of MIST Portfolio do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holder may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder of MIST Portfolio who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust, to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

     The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

     The votes of the  shareholders  of MSF Portfolio are not being solicited by
this  Prospectus/Proxy   Statement  and  are  not  required  to  carry  out  the
Reorganization.

     Shareholder Information

     The Record Holders of MIST Portfolio at the close of business on November 30, 2007 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of MIST Portfolio owned as of the Record Date. As of the Record Date, the total number of Class A shares of MIST Portfolio outstanding and entitled to vote was 9,434,662.

     As of the Record Date, the officers and Trustees/Directors of the Trust and of the Fund beneficially owned as a group less than 1% of the outstanding shares of MIST Portfolio and MSF Portfolio, respectively.

     Control Persons and Principal Holders of Securities

     On the Record Date, to the knowledge of the Trustees and management of the Trust, First MetLife Investors Variable Annuity Account One, MetLife of CT Separate Account Five for Variable Annuities, MetLife of CT Separate Account Nine for Variable Annuities, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account Thirteen for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities, MetLife of CT Separate Account QP for Variable Annuities, MetLife of CT Fund BD III for Variable Annuities, MetLife of CT Separate Account TM for Variable Annuities, MetLife of CT Fund ABD for Variable Annuities, MetLife Insurance Company of CT Variable Annuity Separate Account 2002, MetLife of CT Fund U for Variable Annuities, MetLife of CT Variable Life Insurance Separate Account Three, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Separate Account
CPPVUL1,  MetLife  of CT  Fund  UL III  for  Variable  Life  Insurance,  MetLife
Investors USA Separate Account A, MetLife of CT Separate Account Six for Variable Annuities, MetLife of CT Separate Account Ten for Variable Annuities, MetLife of CT Separate Account Twelve for Variable Annuities, MetLife of CT Separate Account Fourteen for Variable Annuities, MetLife of CT Fund BD IV for Variable Annuities, MetLife of CT Separate Account TM II for Variable Annuities, MetLife of CT Fund ABD II for Variable Annuities, MetLife Life and Annuity Company of CT Variable Annuity Separate Account 2002, MetLife of CT Variable Life Insurance Separate Account One and MetLife of CT Fund UL II for Variable Life Insurance, collectively owned of record 100% of the shares of MIST Portfolio.

     The Insurance Company has advised the Fund and the Trust that as of the Record Date, there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of MIST Portfolio or MSF Portfolio, respectively.

     As of the date of this Prospectus/Proxy Statement, MetLife and its affiliates owned 100% of the outstanding shares of the Trust and the Fund and as a result MetLife may be deemed to be a control person with respect to the Trust and the Fund.

                        FINANCIAL STATEMENTS AND EXPERTS


     The Annual Report of MIST Portfolio, for the period ended as of December 31, 2006, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of __________, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

     The Annual Report of MSF Portfolio for the year ended as of December 31, 2006, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of __________ independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of MSF Portfolio will be passed upon by Ropes & Gray LLP.

                             ADDITIONAL INFORMATION

     The Trust and the Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

                                 OTHER BUSINESS

     The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

               THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE
                 PLAN AND ANY UNMARKED VOTING INSTRUCTIONS WILL
                   BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.


January ____, 2008

                                                        Exhibit A


                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of January 10, 2008, by and between (i) Met Investors Series Trust ("the Trust"), a Delaware statutory trust established under a Declaration of Trust dated July 27, 2000, as amended and restated and in effect on the date hereof on behalf of MFS Value Portfolio (the "Acquired Fund"), and (ii) Metropolitan Series Fund, Inc. (the "Acquiring Company"), a Maryland corporation formed on November 23, 1982, on behalf of MFS Value Portfolio (the "Acquiring Fund"), formerly known as Harris Oakmark Large Cap Value Portfolio, a series of the Acquiring Company.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of common stock of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

          (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

          (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Fund, including indemnification of the officers and directors of the Acquired Fund in connection with their actions related to this transaction (collectively, the "Obligations"); and

          (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of full and fractional Class A shares of the Acquiring Fund determined by dividing the net asset value of Class A shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2; (with the shares of the Acquiring Fund to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the "Acquiring Shares"). Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of each class of Acquiring Shares (consisting, in the case of each Acquired Fund Shareholder, of Acquiring Shares of the same designated class (Class A) as the shares of the Acquired Fund which such Acquired Fund Shareholder holds) which the number of shares of that class of the Acquired Fund held by such Acquired Fund Shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

     1.4  With respect to Acquiring Shares  distributable  pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Company will not permit such Shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Company has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

     1.6 As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, which shall have been reviewed by Deloitte & Touche LLP and certified by the Treasurer of the Acquired Fund.

     1.7 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the State of Delaware, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2.   VALUATION.

     2.1 For the purpose of paragraph 1, the value of the assets of a class of shares of the Acquired Fund shall be the net asset value of such class of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Directors of the Acquiring Company, and shall be certified by an authorized officer of the Trust.

     2.2 For the purpose of paragraph 1, the net asset value of a share of a class of the Acquiring Fund shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Directors of the Acquiring Company.

3.   CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on April 28, 2008, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of Metropolitan Life Insurance Company, located at 200 Madison Avenue, 10th Floor New York, New York 10016, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for MFS Large Cap Value Portfolio, a series of Metropolitan Series Fund, Inc.".

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Company upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.   REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Company and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

          (a) The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

          (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

          (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the
               Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (f) The unaudited statement of assets and liabilities as of June 30, 2007, the statement of operations for the year ended June 30,
               2007, the statement of changes in net assets for the year ended June 30, 2007, and the schedule of investments as of June 30, 2007, of the Acquired Fund, copies of which will be furnished to the Acquiring Fund prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2007;

          (g) Since June 30, 2007, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

          (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

          (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of which 150 million shares are authorized for the Acquired Fund. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, Class A shares, having the characteristics described in the Acquired
               Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

          (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Fund;

          (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

          (n) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

          (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto
               Rico);

          (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2007, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

          (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund (collectively, as from time to time amended and supplemented, the "Acquiring Fund Prospectus"), as amended through the Closing Date; and

          (r) No registration of any of the Investments under the 1933 Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

     4.2 The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

          (a) The Acquiring Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

          (b) The Acquiring Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Acquiring Company and the 1940 Act;

          (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

          (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

          (e) The Acquiring Company is not in violation in any material respect of any provisions of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (g) The unaudited statement of assets and liabilities as of June 30, 2007, the statement of operations for the year ended June 30,
               2007, the statement of changes in net assets for the year ended June 30, 2007, and the schedule of investments as of June 30, 2007, of the Acquiring Fund, copies of which will be furnished to the Acquired Fund prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2007;

          (h) Since June 30, 2007, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquiring Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

          (j) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification as a regulated investment company within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

          (k) The authorized capital of the Acquiring Company consists of 4.75 billion shares of common stock, par value $0.01 per share, of such number of different series as the Board of Directors of the Acquiring Company may authorize from time to time. The outstanding shares of common stock in the Acquiring Fund are, and at the Closing Date will be Class A , Class B and Class E shares, having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

          (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

          (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Company, and this Agreement constitutes the valid and binding obligation of the Acquiring Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (n) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of common stock in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Company, and no shareholder of the Acquiring Company will have any preemptive right of subscription or purchase in respect thereof;

          (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

          (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5.   COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Company, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Company will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.5 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.6 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Company, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Acquiring Company, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of
          Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

     6.3 The Trust shall have received a favorable opinion from Ropes and Gray LLP, counsel to the Acquiring Company for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

          (a) the Acquiring Company is a corporation duly organized and validly existing under the laws of the State of Maryland and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Registration Statement referred to in paragraph 5.3, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation and By-laws of the Acquiring Company;

          (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus/Proxy Statement and Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

          (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder;

          (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of common stock of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares;

          (e) the execution and delivery of this Agreement by the Acquiring Company on behalf of the Acquiring Fund did not, and the performance by the Acquiring Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Company's Articles of Incorporation or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound;

          (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Company or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained;

          (g) such counsel does not know of any legal or governmental proceedings relating to the Acquiring Company or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described therein;

          (h) the Acquiring Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

          (i) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Company or the Acquiring Fund or any of their properties or assets that would impair the Acquiring Company's ability to perform its obligations under this Agreement, and, to the knowledge of such counsel, neither the Acquiring Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Company shall have received a favorable opinion from Sullivan & Worcester LLP counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Company, to the following effect:

          (a) the Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Registration Statement referred to in paragraph 5.3, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and Declaration of Trust and By-laws of the Trust;

          (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Company on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

          (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

          (d) the execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which either of them is bound;

          (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained;

          (f) to such counsel's knowledge there is no legal or governmental proceeding relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
               5.3 which are not described therein;

          (g)  the  Trust  is  registered   with  the  Securities  and  Exchange
               Commission as an investment company under the 1940 Act;

          (h) to such counsel's knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Trust or the Acquired Fund or any of their properties or assets that would impair the Trust's ability to perform its obligations under this Agreement, and, to such counsel's knowledge, neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and

          (i) all issued and outstanding shares of the Acquired Fund are legally issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

     7.3 The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP for the fiscal year ended December 31, 2007.

     7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2007 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2007 and on or prior to the Closing Date.

     7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Company hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

     8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Trust or the Acquiring Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 The Trust and the Acquiring Company shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Trust and the Acquiring Company substantially to the effect that, for federal income tax purposes:

          (a) The transfer of all of the Acquired Fund assets in exchange solely for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of
               Section 368(b) of the Code.

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

          (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Shares to the separate accounts as shareholders of Acquired Fund in exchange for their shares of the Acquired Fund.

          (d) No gain or loss will be recognized by the separate accounts as shareholders of Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Shares in liquidation of the Acquired Fund.

          (e) The aggregate tax basis of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such separate account as a shareholder of Acquired Fund immediately prior to the Closing, and the holding period of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund will include the period during which the Acquired Fund shares exchanged therefor were held (provided the Acquired Fund shares were held as capital assets on the date of the Closing).

          (f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Closing, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

          (g) The Acquiring Fund will succeed to and take into account capital loss carryover, if any, of the Acquired Fund described in Section 381(c) of the Code. The Acquiring Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Directors of the Acquiring Company and the Board of Trustees of the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9.   FEES AND EXPENSES.

     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Acquired Fund. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement;
          (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy
          Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

     9.2 MetLife Advisers, LLC will bear any portfolio transaction costs incurred by the Acquiring Fund in connection with the sale of portfolio securities that are not permitted investments of the Acquiring Fund.

     9.3 In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers, LLC agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

     9.4 Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

     9.5 Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.

11.  TERMINATION.

     This Agreement may be terminated by the mutual agreement of the Acquiring Company and the Trust. In addition, either the Acquiring Company or the Trust may at its option terminate this Agreement at or prior to the Closing Date:

     (a) Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

     (b) If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

     (c) If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2008, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Company; or

     (d) If the Board of Directors of the Acquiring Fund or the Board of Trustees of the Acquired Fund, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12.  AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13.  NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, attn: Secretary; or (ii) Met Investors Series Trust, 5 Park Place, Suite 1900, Irving, CA 92614, attn:
Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Articles of Incorporation of the Acquiring Company is on file with the Secretary of State of the State of Maryland and a Certificate of Trust of the Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that no trustee, director, officer, agent or employee of either the Acquiring Company or the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     14.6 The Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                         METROPOLITAN SERIES FUND, INC.,
                                         on behalf of its MFS Value Portfolio



                                         By:
                                                --------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                                --------------------------------



                                         MET INVESTORS SERIES TRUST,
                                         on behalf of its MFS Value Portfolio



                                         By:
                                               ---------------------------------

                                         Name:
                                               ---------------------------------

                                         Title:
                                               ---------------------------------

                                     Agreed and accepted as to paragraph 9 only:

                                     METLIFE ADVISERS, LLC



                                         By:
                                                --------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                                --------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                               MFS VALUE PORTFOLIO
                                   a series of
                           Met Investors Series Trust
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854


                        BY AND IN EXCHANGE FOR SHARES OF

                               MFS VALUE PORTFOLIO
                                   a series of
                         Metropolitan Series Fund, Inc.
                              501 Boylston Street,
                           Boston, Massachusetts 02116

     This Statement of Additional Information, dated January ___, 2008, relating specifically to the proposed transfer of the assets and liabilities of MFS Value Portfolio ("MIST Portfolio"), a series of Met Investors Series Trust (the "Trust"), to MFS Value Portfolio ("MSF Portfolio"), a series of Metropolitan Series Fund, Inc. (the "Fund"), in exchange for Class A shares of beneficial interest, $.001 par value per share, of MSF Portfolio to be issued to the holders of Class A shares of MIST Portfolio, respectively, consists of the information set forth below pertaining to MIST Portfolio and MSF Portfolio and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) Statement of Additional Information of the Trust relating to MIST Portfolio dated April 30, 2007, as supplemented on November 12, 2007;

     (2) Statement of Additional Information of the Fund relating to MSF Portfolio dated April 30, 2007;

     (3) Annual Report of the Trust relating to MIST Portfolio for the year ended December 31, 2006;

     (4) Semi-Annual Report of the Trust relating to MIST Portfolio for the six month period ended June 30, 2007;

     (5) Annual Report of the Fund relating to MSF Portfolio for the year ended December 31, 2006;

     (6) Semi-Annual Report of the fund relating to MSF Portfolio for the six month period ended June 30, 2007; and

     (7)  Pro Forma Financial Statements dated as of June 30, 2007.

     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of MIST Portfolio and MSF Portfolio dated January ___, 2008. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Fund at the telephone number or address set forth above.

                            MET INVESTORS SERIES TRUST

                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                  800-848-3854

                       Statement of Additional Information


               April 30, 2007, as supplemented on November 12, 2007

                                     Portfolios



Met/AIM Capital Appreciation Portfolio               Lord Abbett Mid-Cap Value Portfolio
Met/AIM Small Cap Growth Portfolio                   MFS(R) Emerging Markets Equity Portfolio
Batterymarch Growth and Income Portfolio             MFS(R) Research International Portfolio
Batterymarch Mid-Cap Stock Portfolio                 MFS(R) Value Portfolio
BlackRock High Yield Portfolio (formerly Federated   Neuberger Berman Real Estate Portfolio
High Yield Portfolio)

BlackRock Large-Cap Core Portfolio                   Oppenheimer Capital Appreciation Portfolio
  (formerly Mercury Large-Cap Core Portfolio)
Dreman Small-Cap Value Portfolio                     PIMCO Inflation Protected Bond Portfolio
Goldman Sachs Mid-Cap Value Portfolio                PIMCO Total Return Portfolio
Harris Oakmark International Portfolio               Pioneer Fund Portfolio
Janus Forty Portfolio (formerly Janus Capital        Pioneer Strategic Income Portfolio
  Appreciation Portfolio)
Lazard Mid-Cap Portfolio (formerly Met/AIM Mid       RCM Technology Portfolio (formerly RCM Global Technology Portfolio)
  Cap Core Equity Portfolio)
Legg Mason Partners Aggressive Growth Portfolio      Rainier Large Cap Equity Portfolio
  (formerly Legg Mason Aggressive Growth Portfolio
   and Janus Aggressive Growth Portfolio)

Legg Mason Partners Managed Assets Portfolio         T. Rowe Price Mid-Cap Growth Portfolio
Legg Mason Value Equity Portfolio                    Third Avenue Small Cap Value Portfolio
Loomis Sayles Global Markets Portfolio               Turner Mid-Cap Growth Portfolio
Lord Abbett Bond Debenture Portfolio                 Van Kampen Comstock Portfolio
Lord Abbett Growth and Income Portfolio              Van Kampen Mid-Cap Growth Portfolio (formerly
                                                        Lord Abbett Growth Opportunities Portfolio)



                                        Allocation Portfolios

MetLife Aggressive Strategy Portfolio
MetLife Balanced Strategy Portfolio
MetLife Defensive Strategy Portfolio
MetLife Growth Strategy Portfolio
MetLife Moderate Strategy Portfolio
Strategic Conservative Growth Portfolio
Strategic Growth Portfolio
Strategic Growth and Income Portfolio



         This Statement of Additional Information provides supplementary information pertaining to shares of forty-two investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated April 30, 2007 for, as applicable, the Class A, Class B and Class E shares of the Portfolios listed above, except in the case of Rainier Large Cap Equity Portfolio, the Prospectus dated November 12, 2007 for the Class A and B shares of Rainier Large Cap Equity Portfolio. The Prospectuses may be obtained by writing to the Trust at the address above or by calling 800-848-3854.


         The Portfolios listed under the heading Allocation Portfolios are collectively referred to herein as the "Allocation Portfolios" and individually, an "Allocation Portfolio". Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

         The audited financial statements described in "Financial Statements" herein for the periods ended December 31, 2006, and in the case of Met/AIM Capital Appreciation and Pioneer Strategic Income Portfolio for the periods ended October 31, 2006, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on March 9, 2007 (File No. 811-10183), are incorporated by reference and made part of this document.

         No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                                        TABLE OF CONTENTS

                                                                                                               Page



INVESTMENT OBJECTIVES AND POLICIES................................................................................5
         Asset-Backed Securities..................................................................................5
         Brady Bonds..............................................................................................6
         Collateralized Debt Obligations..........................................................................7
         Convertible Securities...................................................................................8
         Credit Default Swaps.....................................................................................9
         Depositary Receipts......................................................................................9
         Dollar Roll Transactions................................................................................10
         Event-Linked Bonds......................................................................................10
         Floaters................................................................................................11
         Foreign Currency Transactions...........................................................................11
         Foreign Securities......................................................................................15
         Forward Commitments, When-Issued and Delayed Delivery ..................................................20
         High Yield/High Risk Debt Securities....................................................................21
         Hybrid Instruments......................................................................................23
         Illiquid Securities.....................................................................................23
         Inflation-Indexed Bonds................................................................................ 24
         Interest Rate Transactions..............................................................................25
         Investment Grade Corporate Debt Securities..............................................................26
         Loans and Other Direct Indebtedness.....................................................................26
         Money Market Securities.................................................................................27
         Mortgage-Backed Securities..............................................................................28
         Municipal Fixed Income Securities.......................................................................30
         Options and Futures Strategies..........................................................................31
         Other Investment Companies..............................................................................37
         Portfolio Turnover......................................................................................39
         Real Estate Investment Trusts.......................................................................... 39
         Repurchase Agreements...................................................................................40
         Reverse Repurchase Agreements...........................................................................41
         Rights and Warrants.....................................................................................41
         Securities Loans........................................................................................42
         Short Sales.............................................................................................43
         Structured Notes....................................................................................... 43
         Swaps...................................................................................................44
         U.S. Government Securities..............................................................................46
         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds................................................46


INVESTMENT RESTRICTIONS..........................................................................................47
         Fundamental Policies....................................................................................47
         Non-Fundamental Policies................................................................................48


PERFORMANCE INFORMATION..........................................................................................52
         Total Return............................................................................................52
         Yield.................................................................................................. 53
         Non-Standardized Performance............................................................................54


PORTFOLIO TRANSACTIONS...........................................................................................54

MANAGEMENT OF THE TRUST..........................................................................................59
         Trustees and Officers...................................................................................59
         Committees of the Board.................................................................................63
         Compensation of the Trustees............................................................................63
         Indemnification of Trustees and Officers................................................................64
         Trustees' and Officers' Share Ownership.................................................................64
         Proxy Voting Policies and Procedures....................................................................65
         Proxy Voting Records....................................................................................65
         Portfolio Holdings Disclosure Policy....................................................................65


INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................67
         The Manager.............................................................................................67
         The Advisers............................................................................................81
         Portfolio Management....................................................................................85
         The Administrator.......................................................................................85
         The Distributor.........................................................................................86
         Code of Ethics..........................................................................................90
         Custodian...............................................................................................90
         Transfer Agent..........................................................................................90
         Legal Matters.......................................................................................... 91
         Independent Registered Public Accounting Firm.......................................................... 91


REDEMPTION OF SHARES.............................................................................................91
NET ASSET VALUE..................................................................................................91
FEDERAL INCOME TAXES.............................................................................................92
FINANCIAL STATEMENTS.............................................................................................97
APPENDIX A......................................................................................................A-1
APPENDIX B......................................................................................................B-1
APPENDIX C......................................................................................................C-1

                             INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. If a Portfolio is not identified below in connection with a particular strategy or technique, its Adviser, as of the effective date of this Statement of Additional Information, does not currently intend to invest any of the Portfolio's assets in that strategy or technique although it has the ability to do so and may do so in the future.

         Each Allocation Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds managed by the Manager or its affiliates or unaffiliated third party investment advisers ("Third Party Funds") collectively, (the "Underlying Portfolios"). In addition to investments in shares of the Underlying Portfolios, an Allocation Portfolio may invest for cash management purposes in U.S. government securities and in money market securities. In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which an Allocation Portfolio invests. This Statement of Additional Information contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of Metropolitan Series Fund, Inc., please see the April 30, 2007 prospectus and statement of additional information of Metropolitan Series Fund, Inc. (SEC File No. 811-03618). For additional information about Underlying Portfolios that are Third Party Funds, please see the April 30, 2007 prospectus and statement of additional information applicable to such Third Party Fund.

         Each Allocation Portfolio invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager's or Adviser's allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies. However, information in "Money Market Securities", "Other Investment Companies" and "U.S. Government Securities" also applies generally to direct investments that may be made by the Allocation Portfolios.

         Asset-Backed Securities. (Met/AIM Capital Appreciation,
         Met/AIM Small Cap Growth, BlackRock High Yield, Goldman Sachs Mid-Cap Value, Janus Forty, Lazard Mid-Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, T. Rowe Price Mid-Cap Growth, and Third Avenue Small Cap Value Portfolios)

         Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

         Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

         The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

         In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

         Brady Bonds. (Met/AIM Capital Appreciation, BlackRock
         Large-Cap Core, Dreman Small-Cap Value, Janus Forty, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

         Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only in the last decade, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

          Collateralized Debt Obligations. (BlackRock High Yield, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

         A Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

         For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and services to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

         The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios' Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

          Convertible Securities. (All Portfolios except, Batterymarch Growth and Income, Batterymarch Mid-Cap Stock and Turner Mid-Cap Growth Portfolios)

         A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

         Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

          Credit Default Swaps. (BlackRock High Yield, Legg Mason Partners Managed Assets, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

         A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

         A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

     Depositary Receipts. (All Portfolios)

         A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment advisers of the following Portfolios do not treat them as foreign securities.

       o        Batterymarch Growth and Income
       o        Batterymarch Mid-Cap Stock
       o        BlackRock High Yield
       o        Goldman Sachs Mid-Cap Value
       o        Legg Mason Partners Aggressive Growth
       o        Legg Mason Partners Managed Assets
       o        Legg Mason Value Equity
       o        Lord Abbett Bond Debenture
       o        Lord Abbett Growth and Income
       o        Lord Abbett Mid-Cap Value
       o        Neuberger Berman Real Estate
       o        RCM Technology


     However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

     o Turner Mid-Cap Growth Portfolio does not expect to invest more than 10% of its total assets in American Depositary Receipts.

          Dollar Roll Transactions. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, Lazard Mid-Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)


     Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.


          Event-Linked Bonds. (BlackRock High Yield, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)



         Each Portfolio may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some even-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

          Floaters. (BlackRock High Yield, BlackRock Large-Cap Core, Goldman Sachs Mid-Cap Value, Janus Forty, Legg Mason Partners Aggressive Growth, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Value, Neuberger Berman Real Estate, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

         A Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

          Foreign Currency Transactions. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, BlackRock Large-Cap Core, Dreman Small-Cap Value, Goldman Sachs Mid-Cap Value, Harris Oakmark International, Janus Forty, Lazard Mid-Cap, Legg Mason Partners Aggressive Growth, Legg Mason Value Equity, Loomis Sayles Global
          Markets, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total
          Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value and Van Kampen Mid-Cap Growth Portfolios)


         Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

         A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

         If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

         A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered if the Portfolio earmarks liquid assets or by the segregation with the Trust's custodian of liquid assets and marked to market daily.

         Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

     Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

     Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

     Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

     Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

     Foreign Securities. (All Portfolios)

     A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

     Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

     Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

     The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

     Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

     Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

     The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

     The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities. Set forth below is information regarding the percentage of each Portfolio's assets that may be invested in foreign securities.






      ------------------------------------------------------------ -----------------------------------------------------------------
                                                             Intends to Invest No More Than the Following Percentage of its
                                                                           Total Assets in Foreign Securities
                    Portfolio
      --------------------------------------------- -----------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Met/AIM Capital Appreciation                      25%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                          25%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Batterymarch Growth and Income                    20%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Batterymarch Mid-Cap Stock                        20%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
BlackRock High Yield                              10%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core                          10%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Dreman Small-Cap Value                            10%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value                       25%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Harris Oakmark International                      No limit

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Janus Forty                                       25%.  The Adviser does not consider securities of companies domiciled outside the U.S. but which conduct a majority of their business in the U.S. and whose securities are traded on a U.S.
                                                  exchange to be "foreign securities."
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lazard Mid-Cap                                    25%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive                    No limit
   Growth

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Managed                       20%
   Assets

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity                           25%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets                      No limit

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                        20%.  The Adviser does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income                     20%. The Adviser does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                         10%.  The Adviser does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity                    No limit

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MFS(R) Research International                     25% in emerging markets

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
MFS(R) Value                                      35%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate                      10%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital                               35%
   Appreciation

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond                    30%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                                30%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Pioneer Fund                                      25%, no more than 5% in emerging markets

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income                          85%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
RCM Technology                                    50%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Rainier Large Cap Equity Portfolio                25% .  The Adviser intends to limit its investments in foreign securities to U.S. dollar denominated securities of foreign issuers or American Depositary Receipts.

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth                      25%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value                      35%.  The Adviser intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American
                                                  Depositary Receipts or which, in the judgment of its Adviser, otherwise provide financial information which provides the Adviser with substantively similar financial information as Securities and
                                                  Exchange Commission disclosure requirements.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Turner Mid-Cap Growth                             10%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock                               25%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Van Kampen Mid-Cap Growth                         25%, including emerging markets
---------------------------------------------------------------------------------------------------------------------


     Securities of companies domiciled in Canada, Puerto Rico and Bermuda, if primarily traded in the U.S. securities markets, are not considered to be foreign securities. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

     Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

     A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

     Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio.

     Forward Commitments, When-Issued and Delayed Delivery Securities (All Portfolios except Legg Mason Partners Aggressive Growth and Neuberger Berman Real Estate Portfolios)

     A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

     A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

     Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

     Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

     High Yield/High Risk Debt Securities. (BlackRock High Yield, BlackRock Large-Cap Core, Dreman Small-Cap Value, Goldman Sachs Mid-Cap Value, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, MFS(R) Value, Neuberger Berman Real Estate, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income and Third Avenue Small Cap Value Portfolios)

     Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

     Set forth below is information regarding the policies of certain Portfolios with respect to investments in high yield debt securities.


         Portfolio


     -------------------------------------------------------------------------------------------------------------------------------

     BlackRock  High Yield                      The high yield  securities  acquired by the Portfolio
                                                will  generally  be in the lower  rating  categories  of the  major  rating services  (BB or lower by  Standard & Poor's or Ba or lower by  Moody's) or will be  determined  by the  Portfolio  management  team  to be of  similar quality.  Split  rated  bonds will be  considered  to have a higher  credit rating




     -------------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------------
     Janus Forty                                Intends to invest no more than 35% of its assets in high yield debt securities
     -------------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------------
     Legg Mason Partners  Managed Assets        The Portfolio has adopted an operating  policy
                                                that prohibits it from  purchasing  any securities  rated lower than BBB by
                                                Standard & Poor's, Baa by Moody's or, if unrated by such services,  are, in the Adviser's opinion,  of equivalent quality, if as a result more than 10%
                                                of the  Portfolio's  assets that are invested in debt  securities  would be invested in such  securities  and the Portfolio  does not purchase any debt securities  rated B or lower by either  service or their  equivalent  - for this  purpose,  debt  securities  do  not  include  convertible  securities
     -------------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------------

     Legg  Mason  Value  Equity                 Intends  to invest no more than 10% of its
                                                total assets in high yield debt securities

          --------------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------------

     MFS(R)  Emerging  Markets Equity           Intends to invest no more than 10% of
                                                its net assets in high yield debt securities

          --------------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------------
     Pioneer  Fund                              Intends  to  invest  no more  than 5% of its total
                                                assets in high yield debt securities

               ---------------------------------------------------------------------------------------------------------------------
               ---------------------------------------------------------------------------------------------------------------------
     Pioneer  Strategic  Income                 Intends to invest no more than 70% of
                                                its total assets in high yield debt securities, but not more than
                                                20% of total  assets will be invested  in debt  securities  rated below CCC by  Standard  & Poor's  or the  equivalent  by  another
                                                nationally   recognized   statistical  rating  organization,   or
                                                determined  to be of  equivalent  credit  quality by the  Adviser
               ---------------------------------------------------------------------------------------------------------------------


     Hybrid Instruments. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock Large-Cap Core, Goldman Sachs Mid-Cap Value, Janus Forty, Lazard Mid-Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology, T. Rowe Price Mid-Cap Growth and Third Avenue Small Cap Value Portfolios)

     Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (10% with respect to Pioneer Strategic Income and T. Rowe Price Mid-Cap Growth Portfolios) of each Portfolio's total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

          Illiquid Securities. (All Portfolios except Turner Mid-Cap Growth Portfolio)

     Each Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

          Inflation-Indexed Bonds. (BlackRock High Yield, Janus Forty, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

          Interest Rate Transactions. (Met/AIM Capital Appreciation, BlackRock High Yield, Janus Forty, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

         Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

         For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

          Investment Grade Corporate Debt Securities. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, BlackRock Large-Cap Core, Dreman Small-Cap Value, Goldman Sachs Mid-Cap Value, Janus Forty, Lazard Mid-Cap, Legg Mason Partners Aggressive Growth, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, and Van Kampen Comstock Portfolios)

         Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See Appendix A for a description of the various securities ratings.

          Loans and Other Direct Indebtedness. (BlackRock High Yield, Janus Forty, Loomis Sayles Global Markets, MFS(R) Emerging Markets Equity, MFS(R) Value, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

         By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

         The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

     Money Market Securities. (All Portfolios)

         Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

         Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

         A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

         Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser.

         The following Portfolios may invest in money market instruments rated A-3 by Standard & Poor's and Prime-3 by Moody's.

        o        Dreman Small-Cap
        o        Harris Oakmark International
        o        Janus Forty
        o        Legg Mason Partners Aggressive Growth
        o        Loomis Sayles Global Markets
        o        Lord Abbett Bond Debenture
        o        Lord Abbett Growth and Income
        o        Lord Abbett Mid-Cap Value
        o        PIMCO Total Return
        o Goldman Sachs Mid-Cap Value Portfolio may invest in money market instruments rated A-2 by Standard & Poor's and Prime-2 by Moody's.
        o Pioneer Fund and Pioneer Strategic Income may also invest in these instruments if they are rated below investment grade in accordance with their investment objective, policies and restrictions

         Mortgage-Backed Securities. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, Goldman Sachs Mid-Cap Value, Janus Forty, Lazard Mid-Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Research International, MFS(R) Value, Neuberger Berman Real Estate, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, T. Rowe Price Mid-Cap Growth and Third Avenue Small Cap Value Portfolios)

         A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

         The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

         Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

         Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

         Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

         In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

     Municipal Fixed Income Securities. (BlackRock High Yield, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

         A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

         The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.


     Options and Futures Strategies. (All Portfolios except Rainier Large Cap Equity, Third Avenue Small Cap Value and Turner Mid-Cap Growth Portfolios)


         A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

         The Advisers to the following Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future.

o        Harris Oakmark International
o        Legg Mason Partners Aggressive Growth
o        Lord Abbett Bond Debenture
o        Lord Abbett Growth and Income
o        Lord Abbett Mid-Cap Value

         The Advisers to the following Portfolios do not presently intend to engage in options and futures transactions on stock indices, but may do so in the future.

o        PIMCO Inflation Protected Bond
o        PIMCO Total Return

         The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

         Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

         A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

         A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

         A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         Except for the following Portfolios, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets.

     o Met/AIM Capital Appreciation Portfolio - no specific limitation (but not for speculative purposes)

     o Dreman Small-Cap (but not if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 10% of its total assets)

     o    Goldman Sachs Mid-Cap Value - no specific limitation



     o Janus Forty (but not if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 10% of its total assets)


     o    Loomis Sayles Global Markets - no specific limitation

     o    Neuberger Berman Real Estate - no specific limitation

     o    PIMCO Inflation Protected Bond - no specific limitation

     o    PIMCO Total Return - no specific limitation

     o    Pioneer  Fund  (although  no  specific   limitation  on  investing  in
          derivatives, the Portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging)

     o Pioneer Strategic Income (although no specific limitation on investing in derivatives, the Portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging)

     o    RCM Technology - no specific limitation


         The Met/AIM Capital Appreciation and Met/AIM Small Cap Growth Portfolios will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolios' total assets.

         Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

         A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

         The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

         A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

         With respect to futures contracts that are not legally required to "cash settle," a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle," however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.

         Options on Futures Contracts A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

         In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

         Limitations A Portfolio will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio; provided, however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If this limitation is exceeded at any time, the Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

         Risks of Options and Futures Strategies The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

          Other Investment Companies. (All Portfolios except Turner Mid-Cap Growth Portfolio)

         Except as provided below, in connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iSharesSM as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

         Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs.

         A Portfolio may, subject to the limitations stated above, invest in iSharesSM and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iSharesSM are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharesSM are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iSharesSM on the AMEX. However, iSharesSM have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharesSM for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharesSM will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharesSM should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iSharesSM as part of its investment strategy.

         The following Portfolios may invest in money market funds for which the Advisers or any of their affiliates serves as investment adviser, administrator or distributor.

o        BlackRock High Yield
o        BlackRock Large-Cap Core
o        Goldman Sachs Mid-Cap Value
o        Janus Forty
o        Pioneer Fund
o        Pioneer Strategic Income
o        T. Rowe Price Mid-Cap Growth


         Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies.

                  Portfolio Turnover

         While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios do not anticipate the turnover rate to exceed 100%, except as follows.


-------------------------------------- ------------------------------------------------------------------------------------------

Turnover Rate                      Portfolio
-------------------------------------- ------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Over 100%                          PIMCO Inflation Protected Bond and PIMCO Total Return
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Under 150%                         Batterymarch Mid-Cap Stock, Batterymarch Growth and Income, Legg Mason Partners Managed
                                   Assets (equity portion)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Under 200%                         Batterymarch Growth and Income, Legg Mason Partners Managed Assets, Turner Mid-Cap Growth
                                   and Van Kampen Mid-Cap Growth.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Under 300%                         RCM Technology
-------------------------------------------------------------------------------------------------------------------------------


     Preferred Stocks (All Portfolios except Legg Mason Partners Aggressive Growth and Turner Mid-Cap Growth Portfolios)

     A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

     If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

          Real Estate Investment Trusts. (All Portfolios except BlackRock High Yield, Harris Oakmark International, Legg Mason Partners Aggressive Growth and Van Kampen Comstock Portfolios)

         Except as set forth below, a Portfolio may invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs").

The following Portfolios may invest up to 10% of their total assets in REITs.

o        Van Kampen Comstock
o        Van Kampen Mid-Cap Growth

The following Portfolios may invest up to 15% of their total assets in REITs.

o        Met/AIM Small Cap Growth
o        Dreman Small Cap Value
o        Lazard Mid-Cap
o        Legg Mason Value Equity
o        Loomis Sayles Global Markets
o        Oppenheimer Capital Appreciation

The following Portfolio may invest up to 20% of its total assets in REITs.

o        Pioneer Fund

The following Portfolios may invest in REITs without limit.

o        Goldman Sachs Mid-Cap Value
o        Neuberger Berman Real Estate
o        PIMCO Inflation Protected Bond
o        PIMCO Total Return
o        Pioneer Strategic Income


         Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

     Repurchase Agreements. (All Portfolios)

         Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.


     Reverse Repurchase Agreements. (All Portfolios except BlackRock Large-Cap Core, Goldman Sachs Mid-Cap Value, Harris Oakmark International, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, Rainier Large Cap Equity, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth and Van Kampen Comstock Portfolios)


         A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


     Rights and Warrants. (All Portfolios except Rainier Large Cap Equity Portfolio)



         A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

         Low Exercise Price Call Warrants are used to gain exposure to stocks in difficult to access local markets. The warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock price. The value of the warrants fluctuate in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is virtually the same as owning the underlying securities. The warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, the warrants are not exchangeable into the ordinary shares of the underlying stock. Low Exercise Price Call Warrants are typically sold in private placement transactions and may be classified as derivative instruments.

     Securities Loans. (All Portfolios)

         All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

         Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

     Short Sales. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock Large-Cap Core, Janus Forty, Lazard Mid-Cap, Legg Mason Value Equity, Loomis Sayles Global Markets, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology and T. Rowe Price Mid-Cap Growth Portfolios)

         A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The following Portfolios may make short sales of a security they do not own.

o        Janus Forty (up to 8% of its total assets)
o        PIMCO Inflation Protected Bond
o        PIMCO Total Return
o        RCM Technology

         To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that
(i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

     Structured Notes. (Met/AIM Capital Appreciation, Goldman Sachs Mid-Cap Value, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income and T. Rowe Price Mid-Cap Growth Portfolios)

     Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

         Credit Linked Notes.

         The BlackRock High Yield, Janus Forty, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios may also purchase credit linked notes ("CLN"). A CLN is an instrument in which a special purpose entity (the "Note Issuer") issues a structured note that is intended to replicate a corporate bond or portfolios of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the purchaser will receive payment equal to (1) the original par amount paid to the
Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the
Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

     Swaps. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, Janus Forty, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income and RCM Technology Portfolios)

         Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

         The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

         The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

     U.S. Government Securities. (All Portfolios)

         Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

     Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds. (Met/AIM Capital Appreciation, BlackRock High Yield, Goldman Sachs Mid-Cap Value, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, MFS(R) Value, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income and Third Avenue Small Cap Value Portfolios)

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                              INVESTMENT RESTRICTIONS

     Fundamental Policies.

         The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

         1.       Borrowing

         Each Portfolio may not borrow money, except to the extent permitted by applicable law.

         2.       Diversification

         Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to Legg Mason Partners Aggressive Growth and T. Rowe Price Mid-Cap Growth Portfolios) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The Harris Oakmark International, Janus Forty, Legg Mason Value Equity, Neuberger Berman Real Estate, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value, MetLife Aggressive Strategy, MetLife Balanced Strategy, MetLife Defensive Strategy, MetLife Growth Strategy, MetLife Moderate Strategy, Strategic Conservative Growth, Strategic Growth, Strategic Growth and Income Portfolios, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)

         3.       Concentration

         Each Portfolio other than Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

         4.       Underwriting

         Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

         5.       Real Estate

         Each Portfolio other than Neuberger Berman Real Estate Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Neuberger Berman Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests there, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

         6.       Commodities

         Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

         7.       Loans

         Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

         8.       Senior Securities

         Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

                  Non-Fundamental Policies.

         The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

         Each Portfolio may not:

         (1)      Purchase securities on margin, except that each Portfolio may:
                  (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

         (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

         (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities (this restriction does not apply to Pioneer Strategic Income Portfolio);

         (4) Invest in companies for the purpose of exercising management or control.

Operating Policies

         Warrants

         As a matter of operating policy, the Dreman Small-Cap Portfolio will not invest more than 5% of its net assets in warrants.

         As a matter of operating policy, The following Portfolios will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

o        Legg Mason Partners Aggressive Growth
o        Lord Abbett Bond Debenture
o        Lord Abbett Growth and Income
o        Lord Abbett Mid-Cap Value
o        Van Kampen Comstock

         As a matter of operating policy, The PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios will not invest more than 5% of each Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.



         Inverse Floating Rate Securities

         The PIMCO Inflation Protected Bond, PIMCO Total Return and RCM Technology Portfolios will not invest more than 5% of each Portfolio's net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

         Borrowing

         With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

         Loans of Portfolio Securities

         With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

         Real Estate Investments

         With respect to real estate investments, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value and Van Kampen Comstock Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITS.

         When Issued/Delayed Delivery Securities

         The Dreman Small-Cap Portfolio may invest up to an aggregate of 5% of its total assets in when-issued-commitments.

o With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments, except as follows.

         The following Portfolios may invest up to an aggregate of 25% of their total assets in when-issued commitments.

o        Met/Aim Small Cap Growth
o        Lazard Mid-Cap Portfolios


         The following Portfolios have no current policy limiting the percentage of assets which may be invested in when-issued commitments.

o        Goldman Sachs Mid-Cap Value                        o        Pioneer Strategic Income
o        Harris Oakmark International                       o        T. Rowe Price Mid-Cap Growth
o        Loomis Sayles Global Markets                       o        Turner Mid-Cap Growth
o        PIMCO Inflation Protected Bond                     o        Van Kampen Comstock
o        PIMCO Total Return                                 o        Van Kampen Mid-Cap Growth
o        Pioneer Fund


         Foreign Currency Transactions

         With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio, other than Loomis Sayles Global Markets, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. Loomis Sayles Global Markets, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

         Swaps

         With respect to swaps, a Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's Adviser.

         Concentration

         For the purposes of determining concentration in any one industry, each Allocation Portfolio will aggregate the amount of investments of all affiliated Underlying Portfolios.


80% Investment Policy (Batterymarch Mid-Cap Stock, BlackRock High Yield, BlackRock Large-Cap Core, Dreman Small-Cap Value, Goldman Sachs Mid-Cap Value, Lazard Mid-Cap, Legg Mason Value Equity, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Met/AIM Small Cap Growth, MFS(R) Emerging Markets Equity, Neuberger Berman Real Estate, PIMCO Inflation Protected Bond, Pioneer Strategic Income, RCM Technology, Rainier Large Cap Equity, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value, Turner Mid-Cap Growth, Van Kampen Comstock and Van Kampen Mid-Cap Growth Portfolios) Under normal circumstances, each of the Portfolios listed above will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Prospectus. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable Securities and Exchange Commission rule then in effect.


         Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                             PERFORMANCE INFORMATION

         Total return and yield will be computed as described below.

                  Total Return

         Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where:
        P =       a hypothetical initial payment of $1,000
        T =       average annual total return
        n =       number of years
    ERV =         Ending Redeemable Value of a hypothetical $1,000 payment
                  made at the beginning of the 1-, 5-, or 10-year (or other) periods at the end of the 1-, 5-, or 10-year (or other) periods (or fractional portion thereof).

         The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

                  Yield

         From time to time, the Trust may quote the BlackRock High Yield Portfolio's, Lord Abbett Bond Debenture Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's, the Neuberger Berman Real Estate Portfolio's and the Pioneer Strategic Income Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

         The 30-day yield for the BlackRock High Yield, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return, and Pioneer Strategic Income Portfolios and the Neuberger Berman Real Estate Portfolio will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                    YIELD = 2[a-b+1)(6)-1]
                                              ---
                                              cd

Where:            a =      dividends and interest earned during the period

                  b =      expenses accrued for the period (net of
                           reimbursements)

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                  d = the net asset value per share on the last day of the period




         For the purpose of determining the interest earned (variable "a" in the formula above) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios' investment portfolios, portfolio maturity, operating expenses and market conditions.

         Shareholders should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

                  Non-Standardized Performance

         In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                                 PORTFOLIO TRANSACTIONS

         The Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investments in the Underlying Portfolios. Accordingly, the following description is relevant for the Allocation Portfolios and the Underlying Portfolios.

         Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Manager or Adviser, as applicable, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Manager or Adviser of each Portfolio, as applicable, is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio by the Manager or Adviser, as applicable, and not according to any formula. It is not anticipated that the Manager of the Allocation Portfolios will purchase any significant amount of securities other than shares of the Underlying Portfolios. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Manager or Adviser, as applicable, considers the firm's reliability; the quality of its execution services on a continuing basis; confidentiality, including trade anonymity; and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios, their Manager or Advisers, as applicable, with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Manager or Adviser, as applicable, believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio's Manager or Adviser, as applicable, is of the opinion that, because research provided by a broker must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Manager or Adviser by supplementing the Manager's or Adviser's research.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives and, with respect to the Allocation Portfolios, the Manager may receive, research services from many broker-dealers with which the Manager or Adviser, as applicable, places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. This research, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

         As noted above, the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation imparts knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, NASD Regulation, Inc. has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

         The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

         Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

         An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio.

         Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

         The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account. It is anticipated that the Adviser to Third Avenue Small Cap Value Portfolio will execute substantially all of the Portfolio's transactions through an affiliated broker.

         The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2006, December 31, 2005 and December 31, 2004 or October 31, 2006, October 31, 2005 and October 31, 2004, as noted.

        ------------------------------------------------------------- ---------
  Portfolio                            12/31/06       12/31/05      12/31/04
  ---------                            --------      --------       --------
Met/AIM Small Cap Growth             $752,792        719,277       $1,059,400
Batterymarch Growth and Income        338,099(14)      N/A               N/A
Batterymarch Mid-Cap Stock            311,031        528,953          478,109
BlackRock High Yield(1)                 ---               31               31
BlackRock Large-Cap Core(2)            34,632         45,776           88,869
Dreman Small Cap Value                225,365          6,495(3)           N/A
Goldman Sachs Mid-Cap Value           474,565        451,945          309,129(8)
Harris Oakmark International       2,564,108       1,242,073        1,245,587
Janus Forty(4)                        741,365        531,600          455,866
Lazard Mid-Cap(5)                     868,654        590,125          514,229
Legg Mason Partners Aggressive      1,269,392      1,412,300        1,035,197
   Growth(6)
Legg Mason Partners Managed           202,146        117,608          216,447
   Assets
Legg Mason Value Equity               908,723          6,202(7)           N/A
Loomis Sayles Global Markets          653,128(14)        N/A              N/A
Lord Abbett Bond Debenture             19,206         50,597           45,894
Lord Abbett Growth and Income       1,932,766      2,376,453        2,110,960
Lord Abbett Mid-Cap Value             210,624        184,752          168,814
MFS(R) Emerging Markets Equity      1,201,288(14)        N/A              N/A
MFS(R) Research International       3,723,719      2,622,022        1,757,345
MFS(R) Value                           51,925         39,281           39,564
Neuberger Berman Real Estate        1,957,452      1,360,834          576,961(8)
Oppenheimer Capital Appreciation    1,081,501      1,462,139          958,876
PIMCO Inflation Protected Bond         74,103         33,366            7,784
PIMCO Total Return                    527,556        325,800          320,198
Pioneer Fund                           21,319         17,885           14,846
RCM Technology(9)                   2,204,387      1,688,027        1,332,268
T. Rowe Price Mid-Cap Growth          606,323        419,561          547,621
Third Avenue Small Cap Value        1,229,269        983,289          754,558
Turner Mid-Cap Growth                 817,623        561,064          560,452(8)
Van Kampen Comstock                   684,178        670,404(3)           N/A
Van Kampen Mid-Cap Growth(10)         131,183         92,819          142,121
MetLife Aggressive Strategy                 0              0               0(11)
MetLife Balanced Strategy                   0              0               0(11)
MetLife Defensive Strategy                  0              0               0(11)
MetLife Growth Strategy                     0              0               0(11)
MetLife Moderate Strategy                   0              0               0(11)
Strategic Conservative Growth               0(15)        N/A              N/A
Strategic Growth                            0(15)        N/A              N/A
Strategic Growth and Income                 0(15)        N/A              N/A
                                       10/31/06       10/31/05          10/31/04
                                       --------        --------          -------
Met/AIM Capital Appreciation (12)     $566,429         $444,810         $358,413
Pioneer Strategic Income(13)                 7                0              115
-------------------------------------------------------------------------------
----------------------

(1) Formerly Federated High Yield.
(2) Formerly Mercury Large Cap Core.
(3) For the period 5/1/05 through 12/31/05.
(4) Formerly Janus Capital Appreciation.
(5) Formerly Met/AIM Mid Cap Core Equity.
(6) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.
(7) For the period 11/1/05 through 12/31/05.
(8) For the period 5/1/04 through 12/31/04.
(9) Formerly RCM Global Technology.
(10) Formerly Lord Abbett Growth Opportunities.
(11) For the period 11/4/04 through (1)2/31/04.
(12) For the period 11/1/06 through 12/31/06, commissions paid by the Portfolio were $53,611.
(13) For the period 11/1/06 through 12/31/06, commissions paid by the Portfolio were $0.
(14) For the period 5/1/06 through 12/31/06.
(15) For the period 11/1/06 through 12/31/06



         In 2006, the following Portfolios paid the amounts indicated to an affiliated broker of the Adviser:



----------------------------------- ---------------------------- --------------------------------- ------------------------------

                                                 Aggregate Brokerage Commissions      Percentage of Total
                                                     Paid to Affiliate            Brokerage Commissions     Percentage of
                      Affiliated Broker-Dealer                                                              Commissinable
   Portfolio                                                                                                 Transactions
   ---------          ------------------------   -----------------------------   -----------------------    --------------

Goldman Sachs            Goldman Sachs                 $10,803                         2.28%                 1.68%
   Mid-Cap Value            & Co.
Neuberger Berman         Lehman                       $321,691                        16.43%                14.76%
   Real Estate              Brothers, Inc.
Third Avenue             M.J. Whitman                 $975,438                        79.35%                79.91%
   Small Cap Value          LLC
----------------------------------------------------------------------------------------------------------------------------------

                                   MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

                  Trustees and Officers

         The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."




The Trustees

--------- ------------------ ----------------- --------------------------------------------- ----------------- ---------------------
                                                                                             Number of
                                    Term of                                                  Portfolios
                                    Office                                                    in Fund
                       Position      and                                                      Complex         Other
                       Held with   Length of          Principal Occupation(s)                 Overseen     Directorships
    Name and Age      Registrant  Time Served          During Past 5 Years                  by Trustees      Held
    -------------     ---------    ----------          -------------------                 -----------     -------------

Interested Trustee

Elizabeth M.        President       Indefinite;       Since May 2007, Senior Vice President,       85   Trustee, Metropolitan
Forget*  (40)       and Trustee     From December     MetLife, Inc.; since December 2000,               Series Fund, Inc. and
                                    2000 to present.  President of Met Investors Advisory LLC;          MetLife Investment Funds,
                                                      since May 2006, President of MetLife              Inc. since August, 2006
                                                      Advisers LLC; from December 2003 to April         and May, 2006,
                                                      2007, Vice President, MetLife, Inc.               respectively.



Disinterested Trustees

Dawn M.             Trustee        Indefinite;       From September 1999 to September 2003,       44    Director, Caywood Scholl
Vroegop (40)                       From December     Managing Director, Dresdner RCM Global             Asset Management;

                                  2000 to present.   Investors.                                         Investment Committee
                                                                                                        Member of City College of
                                                                                                        San Francisco.

Stephen M.         Trustee        Indefinite; From  Since November 1991, Shareholder in the law   44    None
Alderman (48)                     December 2000 to  firm of Garfield and Merel, Ltd.
                                                    present.

Jack R.            Trustee        Indefinite; From  Since 2001, Professor of Business             44   Lead Governor, American
Borsting (78)                     December 2000 to  Administration and Dean Emeritus, Marshall         Stock Exchange, Director,
                                  present.          School of Business, University of Southern         Los Angeles Orthopedic

                                                    California (USC); from 1995-2001 Executive         Hospital.  Trustee, The Rose
                                                    Director, Center for Telecommunications            Hills Foundation.  Member,
                                                    Management.                                        Army Science Board


Theodore A.       Trustee         Indefinite; From  Since 1993, Financial Consultant.             44   None
Myers (77)                        December 2000 to
                                  present.

Daniel A.        Trustee         Indefinite; From  Since October 2000, Vice President and Chief  44    None
Doyle (48)                       February 2007 to  Financial Officer of ATC Management, Inc.

                                 present.         (public utility).



----------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------------ ------------------ --------------------------------------------
       The Executive Officers                  Term of Office
                                                  and
                             Position(s)         Length
                              Held with         of Time             Principal Occupation(s)
                              Registrant         Served                During Past 5 Years
-------------                 ----------       -------------         -------------------


Jeffrey A. Tupper            Chief Financial    From August 2002   Since October 2006, Assistant Vice
(36)                         Officer,           to present         President, MetLife Group, Inc.  Since
                             Treasurer                             February 2001, Assistant Vice President of
                                                                   MetLife Investors Insurance Company.

Michael K. Farrell           Executive Vice     From August 2002   Since December 2005, Executive Vice President,
(54)                         President          to present         MetLife, Inc.; since July 2002, Chief


                                                                   Executive Officer of MetLife Investors
                                                                   Group, Inc. and Met Investors Advisory LLC;
                                                                   since April 2001, Chief Executive Officer of
                                                                   MetLife Resources and Executive Vice
                                                                   President of Metropolitan Life Insurance
                                                                   Company; since January 1990, President of
                                                                   Michael K. Farrell Associates, Inc.
                                                                   (qualified retirement plans for non-profit
                                                                   organizations)

Richard C. Pearson          Vice President     From December 2000  Since July 2002, President or Executive Vice
(64)                        and Secretary      to present.         President of MetLife Investors Distribution
                                                                   Company;  since January,  2002,  Secretary of
                                                                   Met Investors  Advisory LLC; since
                                                                   January 2001,  Senior Vice  President,
                                                                   General Counsel and Secretary of MetLife
                                                                   Investors Group, Inc.; since November 2000,
                                                                   Vice President,  General Counsel and
                                                                   Secretary of Met Investors Advisory LLC;
                                                                   from 1998 to November 2000,  President,
                                                                   Security First Group, Inc.

Jeffrey P. Halperin        Chief Compliance   From November 2005  Vice President, Corporate Ethics and
(38)                       Officer            to present          Compliance Department, MetLife, Inc.
                                                                  (October  2002  -  present);  Interim
                                                                  Chief  Compliance  Office  of  funds
                                                                  sponsored  by  MetLife  and its  affiliates
                                                                  (November  2005  to  present); Associate
                                                                  to Goldman  Sachs & Co. (May 2000 - July 2001).

Mary Moran Zeven          Assistant          From  August 2001    Senior  Vice  President  and Senior Managing
One Federal Street        Secretary          to present           Counsel (2002 to present) and Vice President
Boston, Massachusetts                                             and Associate Counsel (2000 to 2002), State
(46)                                                              Street Bank and Trust Company; Vice President
                                                                  and Counsel, PFPC, Inc.  (1999-2000).

William C. Cox           Assistant           From  November 2004  Since  1997,  Vice  President  and  Senior
One  Federal  Street     Treasurer           to present           Director,Fund Administration Division,
Boston,  Massachusetts                                            State Street Bank and Trust Company
02110
(41)
     -------------------------------------------------------------------------------------------------------------------------
     ----------------------

+  The Fund Complex includes the Trust (44 portfolios),
   Metropolitan Series Fund, Inc. (36 portfolios),
   Metropolitan Series Fund II (1 portfolio) and MetLife Investment
   Funds, Inc. (4 portfolios).

* Ms. Forget is an "interested person" of the Trust as a result of her affiliation with the Manager and the Distributor.

    Committees of the Board

         The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2006.

         The Trust has a Nominating and Compensation Committee consisting of all the Disinterested Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by contract holders. The Nominating and Compensation Committee held three meetings during the fiscal year ended December 31, 2006.


         The Trust has a Valuation Committee currently consisting of Elizabeth
M. Forget, Richard C. Pearson, Jeffrey Tupper, Thomas McDevitt and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper or Mr. McDevitt from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. In May 2007, Bryan Andersen was added as a member of the Valuation Committee. The Valuation Committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuations cannot otherwise be provided. The Valuation Committee held 24 meetings during the fiscal year ended December 31, 2006.


                  Compensation of the Trustees

         Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $80,000 ($20,000 per quarter) plus (i) an additional fee of $8,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, (ii) $5,000 for each special meeting attended in person, (iii) for each telephonic/internet interactive Board and Committee meeting attended, $3,000 and $2,500, respectively, and (iv) reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee, the Chair of the Audit Committee and the Chair of the Nominating and Compensation Committee each receive a supplemental annual retainer of $20,000, $10,000 and $10,000, respectively.

         The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2006. The amounts set forth below were paid under a different compensation schedule.

------------------------------------------------------------- -----------------


                                                       Total Compensation From
                                                         Fund Complex+ Paid to
                                 Aggregate Compensation     Trustee
                                   from Trust
Trustee

Interested Trustee

        Elizabeth M. Forget          None                       None

        Disinterested Trustees

        Stephen M. Alderman          $109,500                   $109,500
        Jack R. Borsting             $  89,500                  $  89,500
        Theodore A. Myers            $  86,500                  $  86,500
        Dawn M. Vroegop              $  87,462                  $  87,462
        Roger T. Wickers*            $  28,100                  $  28,100
        Tod H. Parrott**             $  54,938                  $  54,938
        --------------------------------------------------------------------


  +  The Fund Complex includes the Trust (44 portfolios),
     Metropolitan Series Fund, Inc. (36 portfolios),
     Metropolitan Series Fund II (1 portfolio) and MetLife Investment Funds, Inc. (4 portfolios).

  *  Mr. Wickers resigned in May, 2006.
 **  Mr. Parrot resigned in August, 2006.

         Indemnification of Trustees and Officers

         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                  Trustees' and Officers' Share Ownership

         As of December 31, 2006, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

                  Proxy Voting Policies and Procedures

         Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.

                  Proxy Voting Records


         The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC's website at http://www.sec.gov.


                  Portfolio Holdings Disclosure Policy

         The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

         Only the Manager's or, as applicable, the Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an insurance company website only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to the Manager or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services.

         In accordance with the aforementioned procedures, the Manager, the Advisers and/or their affiliates periodically disclose the Trust's portfolio holdings information on a confidential basis to various service providers. Among the service providers to which the Manager, the Advisers and/or their affiliates may periodically disclose the Trust's portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:



o   Barger & Wholen, LP                                     o   Lipper Inc.
o   Bear Stearns                                            o   Loan X
o   Bloomberg L.P.                                          o   Morningstar Associates, LLC
o    CIBC World Markets                                     o   Morningstar, Inc.
o   Credit Suisse                                           o   RR Donnelley
o   Deloitte & Touche LLP                                   o   Reuters
o   Diversified Information Technologies, Inc.              o   State Street Bank and Trust Company
o   FRI Corporation                                         o   State Street Global Markets
o   Ibbotson Associates, Inc.                               o   Street Software Technology, Inc.
o   Institutional Shareholder Services Inc.                 o   Sullivan & Worcester LLP
o   Interactive Data Corporation                            o   Thompson Financial
o   ITG, Inc.


         The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

         Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. The Prospectus describes certain types of information that are disclosed on insurance company websites (including www.metlifeinvestors.com), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.


                        INVESTMENT ADVISORY AND OTHER SERVICES

     The Manager

         The Trust is managed by Met Investors Advisory, LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company, the Trust's distributor.

         With respect to the Portfolios other than the following Allocation Portfolios (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Original Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. With respect to the following Allocation Portfolios (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated November 1, 2004 ("Additional Management Agreement"), which was initially approved by the Board of Trustees on August 19, 2004 and by MetLife Investors USA Insurance Company, as initial shareholder of MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio on October 29, 2004. Subject always to the supervision and direction of the Trustees of the Trust, under the Original Management Agreement, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Original Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

         Under the Original Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or additional cost to the Trust, the following:

o    Office space, all necessary office facilities and equipment;

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     o related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.



         The Additional Management Agreement is substantially the same as the Original Management Agreement except that the Manager will: (i) provide investment management and advisory services to the Allocation Portfolios; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios.

         As compensation for these services, the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:





 ------------------------------------------------------------------------- -----------------------------------------------------
           Portfolio                                                     Fee
 ------------------------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Met/AIM  Capital Appreciation           .80% of the first $100  million of such  assets  plus 0.75% of such assets over $100  million up to $200  million  plus 0.70% of such assets over $200 million up to $1 billion plus 0.65% of such assets over $1 billion





------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                0.88% of first $500 million of such assets plus 0.83% of such assets over
                                        $500 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Batterymarch Growth and Income          0.65% of the first $500  million of such  assets  plus 0.55% of such assets over $500  million  up to $1  billion  plus  0.50% of such  assets  over $1 billion up to $1.5  billion  plus 0.45% of such assets over $1.5 billion up to $2 billion plus 0.40% of such assets over $2 billion


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Batterymarch Mid-Cap Stock              0.70%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
BlackRock High Yield                    0.60%



------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
BlackRock  Large-Cap  Core              0.625% of first $250 million of such assets plus
                                        0.60% of such assets over $250  million up to $500  million  plus 0.575% of such  assets over $500  million up to $1 billion  plus 0.55% on such assets over $1 billion up to $2 billion  plus 0.50% of such assets over $2 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Dreman  Small-Cap  Value                0.825% of first $50  million of such  assets plus
                                        0.800% of such assets over $50  million up to $100  million  plus 0.775% of such assets over $100 million up to $500 million plus 0.750% of such assets over $500  million  up to $1 billion  plus  0.725% on such  assets  over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value             0.75% of first $200 million of such assets plus
                                        0.70% of such assets over $200 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Harris  Oakmark  International          0.85% of first $100  million of such assets
                                        plus 0.80% of such assets over $100  million up to $1 billion plus 0.75% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Janus  Forty                            0.65% on first $1 billion of such  assets  plus 0.60% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lazard  Mid-Cap                         0.70% of first $500  million of such assets plus 0.675% of such  assets over $500  million up to $1 billion  plus 0.60% of such assets over  $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners  Aggressive         0.65% of first $500 million of such assets plus 0.60% of such assets  over $500
  Growth                                million up to $1 billion  plus 0.55% of such  assets  over $1 billion up to
                                        $2 billion  plus 0.50% of such assets over$2 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Legg Mason Partners Managed Assets     0.50%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity                 0.65% of the first $200 million of such assets plus 0.63% of such assets over $200 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Loomis  Sayles  Global  Markets         0.70% of first $500 million of such assets
                                        plus 0.65% of such assets over $500  million up to $1 billion plus 0.60% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Lord  Abbett  Bond  Debenture           0.60% of first $250  million of such  assets plus
                                        0.55% of such assets over $250 million up to $500 million plus 0.50%
                                        of such assets over $500 million  up  to  $1   billion   plus
                                        0.45%  of  such   assets   over  $1   billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


Lord Abbett  Growth and Income          0.60% of first $600  million of such assets
                                        plus 0.55% of such assets over $600  million up to $1.1  billion plus 0.50%
                                        of such  assets  over $1.1  billion up to $1.5  billion  plus 0.45% of such assets over $1.5 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lord Abbett  Mid-Cap  Value             0.70% of first $200 million of such assets plus
                                        0.65% of such assets over $200  million up to $500  million plus 0.625% of such assets over $500 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MFS(R)  Emerging  Markets Equity        1.05% of first $250 million of such assets plus 1.00% of such assets over $250  million up to $500  million plus 0.85%
                                        of such assets over $500 million up to $1 billion plus 0.75%
                                        of such assets over $1 billion

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

MFS(R) Research International          0.80% of first $200  million of such  assets plus 0.75% of such assets over
                                       $200 million up to $500 million plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MFS(R)  Value                         0.725% of first $250  million of such  assets plus 0.675% of such  assets  over $250  million up to $1.25  billion  plus  0.600% of such assets  over $1.25  billion up to $1.5  billion  plus 0.500% of such assets over $1.5 billion

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Neuberger  Berman  Real Estate        0.70% of first $200  million of such assets
                                      plus 0.65% of such assets over $200  million up to $750  million plus 0.55%
                                      of such assets over $750 million

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Capital Appreciation      0.65% of first $150 million of such assets
                                      plus 0.625% of such assets over $150  million up to $300 million plus 0.60% of such  assets  over $300  million up to $500  million plus 0.55% of such assets over $500 million up to $700 million plus 0.525% of such assets over $700 million up to $900 million plus 0.50% of such assets over $900 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

PIMCO Inflation Protected Bond        0.50% of the first $1.2 billion of such assets plus 0.45% of such assets over $1.2 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                    0.50%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Pioneer  Fund                        0.750% of first $250  million of such  assets plus 0.700% of such assets over $250 million up to $500 million plus 0.675% of such assets over $500  million  up to $1 billion  plus  0.650% of such  assets  over $1 billion  up to $2  billion  plus  0.600%  of such  assets  over $2  billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income             0.75% of first $75 million of such assets plus 0.70% of such assets over $75 million up to $150 million plus 0.65% of such assets over $150 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RCM Technology                       0.88% of first $500 million of such assets plus 0.85% of such assets over
                                     $500 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Rainier Large Cap Equity             0.70% of first $150 million of such assets, plus 0.675% of such assets over
                                     $150 million up to $300 million, plus 0.65% of such assets over $300 million up to $1 billion, plus 0.60% of such assets over $1 billion


------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------0----------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth        0.75%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Third  Avenue Small Cap Value       0.75% of first $1 billion of such assets plus
                                    0.70% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Turner Mid-Cap Growth               0.80% of first $300 million of such assets plus 0.70%
                                    of such assets over $300 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Van Kampen  Comstock               0.65% of first $500 million of such assets plus 0.60%
                                    of such  assets  over $500  million  up to $1 billion  plus
                                    0.525% of such assets over $1 billion


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Van Kampen  Mid-Cap  Growth         0.70% of first $200 million of such assets plus
                                    0.65% of such assets over $200  million up to $500  million plus 0.625% of such assets over $500 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

 MetLife Aggressive Strategy        0.10% of first $500 million of such assets plus 0.075%
                                    of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 MetLife  Balanced  Strategy        0.10% of first $500 million of such assets plus
                                    0.075% of such assets over $500 million up to $1 billion
                                    plus 0.05% of such asets over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 MetLife Defensive  Strategy        0.10% of first $500 million of such assets plus
                                    0.075% of such assets over $500 million up to $1 billion
                                    plus 0.05% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 MetLife  Growth  Strategy          0.10% of first $500  million of such assets plus
                                    0.075% of such assets over $500 million up to $1 billion
                                    plus 0.05% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 MetLife  Moderate  Strategy       0.10% of first $500 million of such assets plus
                                   0.075% of such assets over $500 million up to $1 billion
                                   plus 0.05% of such assets over $1 billion
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Strategic  Conservative  Growth   0.15% of first $250 million of such assets plus
                                   0.125% of such assets over $250  million up to $500 million plus 0.10%
                                   of such assets over $500 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


 Strategic  Growth                 0.15% of first $250 million of such assets plus 0.125% of
                                   such assets over $250  million up to $500 million plus 0.10%
                                   of such assets over $500 million
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Strategic Growth and Income        0.15% of first $250 million of such assets plus 0.125%
                                   of such assets over $250  million up to $500  million  plus 0.10% of such assets over $500 million
------------------------------------------------------------------------------------------------------------------------------------



         See the Prospectus for information on any voluntary fee waivers with respect to the Portfolios. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.

         The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

         In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees; accounting and auditing services; interest; taxes; costs of printing and distributing reports to shareholders, proxy materials and prospectuses; charges of its administrator, custodian, transfer agent and dividend disbursing agent; registration fees; fees and expenses of the Trustees who are not affiliated persons of the Manager; insurance; brokerage costs; litigation; and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

         The Management Agreement and the Additional Management Agreement each continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement and the Additional Management Agreement each provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

         The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager and by certain of the Portfolios' predecessors to current affiliates of the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2006, December 31, 2005 and December 31, 2004 or October 31, 2006, October 31, 2005 or October 31, 2004, as noted.



------------------------------------------------------------------------------------------------------------------------------
                                                                                       12/31/06
                                   Investment Management    Investment Management     Other Expenses           Deferred Expense
                                        Fee Paid                Fee Waived              Reimbursed               Reimbursement
        Portfolio
        --------                    -----------------       ------------------        ------------             ----------------

Met/AIM Small Cap Growth                $5,208,050              $---                    $---                      $---

Batterymarch Growth and                 2,057,034            225,909                    ---                        ---
   Income

Batterymarch Mid-Cap Stock              1,320,129              1,833                    ---                        ---

BlackRock High Yield (1)                  488,192             24,994                    ---                        ---

BlackRock Large-Cap Core (2)            1,014,593             82,236                    ---                        ---

Dreman Small-Cap Value                    297,691            108,951                    ---                        ---
Goldman Sachs Mid-Cap Value             3,106,141                ---                    ---                        876
Harris Oakmark International           13,191,319                ---                    ---                        ---
Janus Forty(3)                          6,710,661                ---                    ---                        ---

Lazard Mid-Cap (4)                      3,031,355                ---                    ---                        ---

Legg Mason Partners                     5,333,277                ---                    ---                        ---
   Aggressive Growth (5)

Legg Mason Partners Managed             1,348,879                ---                    ---                        ---
   Assets

Legg Mason Value Equity                 4,005,093             54,098                    ---                   101,700
Loomis Sayles Global Markets            2,059,460                ---                    ---                       ---
Lord Abbett Bond Debenture              8,565,789                ---                    ---                       ---

Lord Abbett Growth and                 17,136,570                 ---                   ---                       ---
   Income

Lord Abbett Mid-Cap Value               2,389,129                ---                    ---                       ---
   Portfolio

MFS(R) Emerging Markets                  2,022,193           375,934                    ---                       ---
   Equity

MFS(R) Research International            8,460,330                ---                   ---                       ---
MFS(R) Value                               631,278            14,252                    ---                       ---
Neuberger Berman Real Estate             6,057,682                ---                   ---                       ---

Oppenheimer Capital                      6,068,516                ---                   ---                       ---
   Appreciation

PIMCO Inflation Protected                5,654,987                ---                   ---                       ---
   Bond

PIMCO Total Return                      12,360,372                 ---                  ---                       ---

Pioneer Fund                               320,224            56,750                    ---                       ---

RCM Technology (6)                       2,334,468                ---                   ---                   108,060
T. Rowe Price Mid-Cap Growth             5,928,302                ---                   ---                       ---

Third Avenue Small Cap Value             8,709,531                ---                   ---                       ---

Turner Mid-Cap Growth                    2,255,859                ---                   ---                       ---

Van Kampen Comstock                      6,849,608                ---                   ---                       ---

Van Kampen Mid-Cap                        483,646            127,383                    ---                       ---
   Growth (7)
MetLife Aggressive Strategy               701,061             98,965                    ---                       ---
MetLife Balanced Strategy               3,127,701            166,290                    ---                  246,817
MetLife Defensive Strategy                454,077            170,658                    ---                       ---
MetLife Growth Strategy                 3,009,601             98,229                    ---                  178,334
MetLife Moderate Strategy               1,099,558                ---                    ---                   78,534
Strategic Conservative Growth              11,819             11,819                   24,846                     ---
Strategic Growth                            6,329              6,329                   30,336                     ---
Strategic Growth and Income                 9,280              9,280                   27,385                     ---

                                                                                10/31/06
Met/AIM Capital Appreciation (8)       $1,760,214              $---                    $---                      $---
Pioneer Strategic Income (9)            1,565,645               ---                     ---                       ---
-----------------------------------------------------------------------------------------------------------------------------------


(1) Formerly Federated High Yield.

(2) Formerly Mercury Large Cap Core.

(3) Formerly Janus Capital Appreciation.

(4) Formerly Met/AIM Mid Cap Core Equity.

(5) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.

(6) Formerly RCM Global Technology.

(7) Formerly Lord Abbett Growth Opportunities.

(8) For the period from 11/1/06 through 12/31/06, fees paid to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements were $251,836, $0, $0, $0, respectively.

(9) For the period from 11/1/06 through 12/31/06, fees paid to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements were $288,983, $0, $0, $0, respectively.




-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               12/31/05
                                      Investment Management    Investment Management     Other Expenses        Deferred Expense
                                         Fee Paid                Fee Waived              Reimbursed              Reimbursement
                       Portfolio
                       ---------       ------------            -----------------         ----------       ---------------

Met/AIM Small-Cap Growth                   $4,065,172          $---                    $---                     $186,470
Batterymarch Mid-Cap Stock                  1,383,571
BlackRock High Yield (1)                      555,974           ---                     ---                       ---
BlackRock Large-Cap Core                      980,510           ---                     ---                       ---
   Portfolio(2)
Dreman Small-Cap Value                         22,380           22,380                 51,727                     ---
Goldman Sachs Mid-Cap                       2,377,124           ---                     ---                       ---
   Value
Harris Oakmark International                8,535,923           ---                     ---                       ---
Janus Forty(3)                              7,347,893           ---                     ---                       ---
Lazard Mid-Cap(4)                           2,171,692           ---                     ---                       ---
Legg Mason Partners                         4,470,882           ---                     ---                      55,811
   Aggressive Growth(5)
Legg Mason Partners Managed                 1,412,933           ---                     ---
   Assets
Legg Mason Value Equity(6)                      5,322            5,322                 42,358             ---
Lord Abbett Bond Debenture                  7,382,524           ---                     ---                       ---
Lord Abbett Growth and                     15,579,274           ---                     ---                       ---
   Income
Lord Abbett Mid-Cap Value                   2,176,402           ---                     ---                       ---
MFS(R) Research International                 6,477,000         ---                     ---                    465,232
MFS(R) Value                                    465,377         6,348                   ---                     ---
Neuberger Berman Real Estate                2,760,936           ---                     ---                       ---

Oppenheimer Capital                         5,967,811           ---                     ---                     527,389
   Appreciation
PIMCO Inflation Protected                   4,472,486           ---                     ---                       ---
   Bond
PIMCO Total Return                          9,764,321           ---                     ---                     232,938
Pioneer Fund                                  283,477           ---                     ---                       ---
RCM Technology(7)                           1,874,614             973                   ---                    296,190
T. Rowe Price Mid-Cap Growth                4,367,844           ---                     ---                      2,646
Third Avenue Small Cap Value                5,688,594           ---                     ---                       ---
Turner Mid-Cap Growth                       1,478,543           ---                     ---                       ---
Van Kampen Comstock (8)                     3,209,721           ---                     ---                       ---
Van Kampen Mid-Cap                            424,159          33,406                   ---                       ---
   Growth(9)
MetLife Aggressive Strategy                   510,587         122,410                   ---                       ---
MetLife Balanced Strategy                   1,366,679          47,538                   ---                       ---
MetLife Defensive Strategy                    274,780         130,573                   ---                       ---
MetLife Growth Strategy                     1,264,098          47,117                   ---                       ---
MetLife Moderate Strategy                     822,266          45,545                   ---                       ---

                                                                10/31/05
Met/AIM Capital Appreciation                 $1,932,760           $---                  $---                      $---
Pioneer Strategic Income                      1,076,933           ---                    ---                       ---
-----------------------------------------------------------------------------------------------------------------------------------
----------------------

(1) Formerly Federated High Yield.

(2) Formerly Mercury Large Cap Core.

(3) Formerly Janus Capital Appreciation.

(4) Formerly Met/AIM Mid Cap Core Equity.

(5) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.

(6) For the period from 11/1/05 through 12/31/05

(7) Formerly RCM Global Technology.

(8) For the period from 5/1/05 through 12/31/05

(9) Formerly Lord Abbett Growth Opportunities.


                                                                                            12/31/04
                             Investment Management    Investment Management      Other Expenses         Deferred Expense
       Portfolio                   Fee Paid                Fee Waived              Reimbursed             Reimbursement
        --------                  --------                ----------              ----------             -------------


Met/AIM Small Cap              $3,190,382                  $---                    $---                      $197,306
   Growth
Batterymarch Mid-Cap            1,237,113                   ---                     ---                         ---
   Stock
BlackRock High Yield(1)          520,768                    ---                     ---                         ---
BlackRock Large-Cap Core         920,627                    ---                     ---                         ---
   Portfolio(2)
Goldman Sachs Mid-Cap            677,715                    876                     ---                         ---
   Value (3)
Harris Oakmark                  4,799,579                   ---                     ---                       70,893
   International
Janus Forty(4)                  7,035,493                   ---                     ---                         ---
Lazard Mid-Cap(5)               1,976,021                   ---                     ---                       122,843
Legg Mason Partners             3,367,260                   ---                     ---                       286,247
   Aggressive Growth(6)
Legg Mason Partners             1,444,024                   ---                     ---                         ---
   Managed Assets
Lord Abbett Bond                6,799,252                   ---                     ---                         ---
   Debenture
Lord Abbett Growth and         13,624,840                   ---                     ---                       415,534
   Income
Lord Abbett Mid-Cap Value       1,658,919                   ---                     ---                         ---
MFS(R) Research                   3,514,055                   ---                     ---                       617,855
   International
MFS(R) Value                       293,439                  55,171                    ---                         ---
Neuberger Berman Real            795,451                    ---                     ---                         ---
   Estate (3)
Oppenheimer Capital             4,327,515                   ---                     ---                       239,658
   Appreciation
PIMCO Inflation Protected       3,079,040                   ---                     ---                         ---
   Bond
PIMCO Total Return              6,936,055                   ---                     ---                         ---
Pioneer Fund Portfolio           217,848                    ---                     ---                         ---
RCM Technology(7)               1,570,194                   ---                     ---                         ---
T. Rowe Price Mid-Cap           3,146,034                   ---                     ---                       352,377
   Growth
Third Avenue Small Cap          3,556,948                   ---                     ---                         ---
   Value
Turner Mid-Cap Growth (3)        596,531                    ---                     ---                         ---
Van Kampen Mid-Cap               396,571                  29,475                    ---                         ---
   Growth(8)
MetLife Aggressive               19,094                   19,094                  13,894                        ---
   Strategy(9)
MetLife Balanced                 97,618                   32,988                    ---                         ---
   Strategy(9)
MetLife Defensive                 8,957                    8,957                  24,031                        ---
   Strategy(9)
MetLife Growth Strategy(9)       86,163                   32,988                    ---                         ---
MetLife Moderate                 31,850                   31,850                   1,138                        ---
   Strategy(9)
                                                                      10/31/04
Met/AIM Capital Appreciation      $1,666,629               $---                    $---                        $---
Pioneer Strategic Income         739,126                    ---                     ---                         ---
----------------------------------------------------------------------------------------------------------------------------------
----------------------

(1) Formerly Federated High Yield.

(2) Formerly Mercury Large Cap Core.

(3) For the period from 5/1/04 through 12/31/04.

(4) Formerly Janus Capital Appreciation.

(5) Formerly Met/AIM Mid Cap Core Equity.

(6) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.

(7) Formerly RCM Global Technology.

(8) Formerly Lord Abbett Growth Opportunities.

(9) For the period from 11/4/04 through 12/31/04.



         The Advisers

         Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio continuously furnishes an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

         Each Advisory Agreement will continue in force for two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

         Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

         The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such Agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

         Pursuant to the Multi-Manager Order, the Manager, effective January 1, 2003, changed Advisers for the State Street Concentrated International Portfolio (now known as Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio (now known as T. Rowe Price Mid-Cap Growth Portfolio). Effective January 14, 2005, the Manager changed the Adviser to the PIMCO PEA Innovation Portfolio (now known as RCM Technology Portfolio). Effective December 19, 2005 the Manager changed the Adviser to the Met/AIM Mid Cap Core Equity Portfolio (now known as Lazard Mid-Cap Portfolio). Effective August 21, 2006, the Manager changed the Adviser to the Federated High Yield Portfolio (now known as BlackRock High Yield Portfolio). Effective October 1, 2006 the Manager changed the Adviser to the Lord Abbett Growth Opportunities Portfolio (now known as Van Kampen Mid-Cap Growth Portfolio). Effective October 1, 2006, the Manager changed the Adviser to the Janus Aggressive Growth Portfolio (now known as Legg Mason Partners Aggressive Growth Portfolio. Effective October 1, 2006, the Manager changed the Adviser to the Mercury Large Cap Core Portfolio (now known as BlackRock Large-Cap Core Portfolio). In approving new Advisers for these Portfolios, the Board especially reviewed each Portfolio's performance record and the replacement Adviser's management style and long-term performance record with comparable funds.



         Following are the Advisers to the Portfolios.

      ------------------------------------------------------------------------- ----------------------------------------------------
                                     Portfolio                                                               Adviser(s)
      ------------------------------------------------------------------------- ----------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Met/AIM Capital Appreciation                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                                                      A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Batterymarch Growth and Income                                                Batterymarch Financial Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Batterymarch Mid-Cap Stock                                                    Batterymarch Financial Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
BlackRock High Yield                                                          BlackRock Financial Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core                                                      BlackRock Advisors, LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Dreman Small-Cap Value                                                        Dreman Value Management LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value                                                   Goldman Sachs Asset Management, L.P.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Harris Oakmark International                                                  Harris Associates L.P.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Janus Forty                                                                   Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lazard Mid-Cap                                                                Lazard Asset Management LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth                                         ClearBridge Advisors, LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Managed Assets                                            Batterymarch Financial Management,
                                                                                 Inc.
                                                                              Western Asset Management Company
                                                                              ClearBridge Advisors, LLC
                                                                              Legg Mason Global Asset Allocation, LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity                                                       Legg Mason Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets                                                  Loomis, Sayles & Company, L.P.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                                                    Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income                                                 Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                                                     Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity                                                  Massachusetts Financial Services
                                                                                 Company
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Research International                                                   Massachusetts Financial Services
                                                                                 Company
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Value                                                                    Massachusetts Financial Services
                                                                                 Company
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate                                                  Neuberger Berman Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation                                              OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond                                                Pacific Investment Management Company
                                                                                 LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                                                            Pacific Investment Management Company
                                                                                 LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Fund                                                                  Pioneer Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income                                                      Pioneer Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RCM Technology                                                                RCM Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Rainier Large Cap Equity                                                      Rainier Investment Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth T. Rowe Price Associates, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value                                                  Third Avenue Management LLC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Turner Mid-Cap Growth                                                         Turner Investment Partners, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock                                                           Morgan Stanley Investment Management
                                                                                 Inc., d/b/a Van Kampen
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Mid-Cap Growth                                                     Morgan Stanley Investment Management
                                                                                 Inc., d/b/a Van Kampen
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Strategic Conservative Growth                                                 Gallatin Asset Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Strategic Growth                                                              Gallatin Asset Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Strategic Growth and Income                                                   Gallatin Asset Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------




         The following table shows the fees paid with respect to the Portfolios to each Adviser (or prior Adviser) by the Manager or current affiliates of the
Manager for the fiscal years ended December 31, 2006, December 31, 2005 and
December 31, 2004 or October 31, 2006, October 31, 2005 and October 31, 2004, as
noted.
------------------------------------------------------------ ----------------------- ---------------------- ------------------------
                         Portfolio                                  12/31/06               12/31/05                  12/31/04
                         ---------                                  --------               --------                  --------

Met/AIM Small Cap Growth                                        $3,576,194             $2,834,581                $2,304,165
Batterymarch Growth and Income                                    949,401                  N/A                      N/A
Batterymarch Mid-Cap Stock                                        660,064                691,796                   618,556
BlackRock High Yield(1)                                           290,428                342,138                   316,717
BlackRock Large-Cap Core (2)                                      458,203                442,811                   425,500
Dreman Small-Cap Value                                            211,455                12,198                      N/A
Goldman Sachs Mid-Cap Value                                      1,830,295              1,413,714                  414,903
Harris Oakmark International                                     8,552,546              5,580,751                 3,224,977
Janus Forty(3)                                                   3,604,800              3,967,827                 4,482,969
Lazard Mid-Cap(4)                                                1,731,383              1,279,000                 1,247,085
Legg Mason Partners Aggressive                                   2,908,325              2,483,363                 2,118,167
   Growth(5)
Legg Mason Partners Managed                                       753,708                796,047                   722,012
   Assets
Legg Mason Value Equity                                          2,428,561                3,422                      N/A
Loomis Sayles Global Markets                                     1,260,814                 N/A                      N/A
Lord Abbett Bond Debenture                                       3,793,129              3,267,233                2,756,543
Lord Abbett Growth and Income                                    8,105,142              7,529,675                6,711,040
Lord Abbett Mid-Cap Value                                        1,508,695              1,377,786                1,059,263
MFS(R) Emerging Markets                                            1,521,475                 N/A                      N/A
MFS(R) Research International                                      5,533,253              4,287,870                2,370,057
MFS(R) Value                                                        303,906                222,190                   144,604
Neuberger Berman Real Estate                                     3,316,989              1,532,812                  452,972
Oppenheimer Capital Appreciation                                 3,475,880              3,374,156                2,525,236
PIMCO Inflation Protected Bond                                   2,827,494              2,236,243                1,539,478
PIMCO Total Return                                               6,180,187              4,882,160                3,468,028
Pioneer Fund                                                      160,112                141,738                   107,093
RCM Technology(6)                                                1,606,312              1,284,865                1,074,363
T. Rowe Price Mid-Cap Growth                                     3,916,356              2,867,713                 2,097,356
Third Avenue Small Cap Value                                     5,529,774              3,663,156                 2,359,964
Turner Mid-Cap Growth                                            1,435,957               949,090                   389,359
Van Kampen Comstock                                              4,000,299              1,899,968                    N/A
Van Kampen Mid-Cap Growth(7)                                      310,915                272,674                   254,938
                                                                 10/31/06               10/31/05                  10/31/04
                                                                 --------               --------                  --------
Met/AIM Capital Appreciation (8)                                 $824,884                $905,981                 $781,061
Pioneer Strategic Income (9)                                      751,048                502,569                    N/A
-----------------------------------------------------------------------------------------------------------------------------------
----------------------

(1) Formerly Federated High Yield.

(2) Formerly Mercury Large Cap Core.

(3) Formerly Janus Capital Appreciation.

(4) Formerly Met/AIM Mid Cap Core Equity.

(5) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.

(6) Formerly RCM Global Technology.

(7) Formerly Lord Abbett Growth Opportunities.

(8) For the period from 11/1/06 through 12/31/06, fees paid to the Adviser were $117,689.

(9) For the period from 11/1/06 through 12/31/06, fees paid to the Adviser were $141,412.


         Portfolio Management

         Appendix C to this Statement of Addition Information contains information regarding the committee members' or portfolio managers' compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable.

                  The Administrator

         Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

         The Administrator was organized as a Massachusetts trust company. Its principal place of business is at 2 Avenue de Lafayette, Boston, Massachusetts 02111. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.01% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2007 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2006, December 31, 2005 and December 31, 2004, an aggregate of $3,424,737, $2,105,465 and $2,180,402, respectively, was paid to the Administrator.

         Effective May 1, 2006, the Met/AIM Capital Appreciation, Batterymarch Mid-Cap Stock, BlackRock High Yield, MFS(R) Value, Pioneer Fund, Pioneer Strategic Income, Dreman Small-Cap Value, Janus Forty, BlackRock Large-Cap Core and Legg Mason Partners Managed Assets Portfolio commenced operations as portfolios of the Trust. The predecessors of such Portfolios paid administration fees in 2005 in the aggregate amount of $1,114,719 and $336,527 for the period January 1, 2006 through April 30, 2006.

     The Distributor

         The Trust has distribution agreements with MetLife Investors Distribution Company ("MLIDC" or the "Distributor") in which MLIDC serves as the Distributor for the Trust's Class A, Class B, Class C and Class E shares. MLIDC is an affiliate of Metropolitan Life Insurance Company. MLIDC's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

         The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

         The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

         Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.50% and 0.15%, respectively, of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.

         Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B, Class C and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation:
(a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

         A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust, including the Disinterested Trustees, unanimously approved the Class E Distribution Plan.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B, Class C or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B, Class C or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

         The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreements provide that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

         The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B and Class E Distribution Plans for the year ended December 31, 2006:*

      -------------------------------------------------------------------------
         Portfolio                   Total Distribution Fee Paid to Distributor
Met/AIM Small Cap Growth                                     $781,777

Goldman Sachs Mid-Cap Value                                   413,133

Harris Oakmark International                                 1,999,994

Lazard Mid-Cap(1)                                             552,513

Legg Mason Partners Aggressive                                678,806
   Growth(2)

Legg Mason Value Equity                                       198,518

Loomis Sayles Global Markets                                   8,117
Lord Abbett Bond Debenture                                   1,881,850

Lord Abbett Growth and Income                                3,530,736

Lord Abbett Mid-Cap Value                                     625,805

MFS(R) Emerging Markets                                         13,392

MFS(R) Research International                                  1,373,659

Neuberger Berman Real Estate                                 1,273,836

Oppenheimer Capital Appreciation                             1,301,902

PIMCO Inflation Protected Bond                                944,617

PIMCO Total Return                                           3,168,624

RCM Technology(3)                                             249,586

T. Rowe Price Mid-Cap Growth                                 1,171,962

Third Avenue Small Cap Value                                 1,242,798

Turner Mid-Cap Growth                                         166,102

Van Kampen Comstock                                           268,498

Van Kampen Mid-Cap Growth(4)                                  122,241

MetLife Aggressive Strategy                                  1,919,830

MetLife Balanced Strategy                                   10,719,466

MetLife Defensive Strategy                                   1,140,801

MetLife Growth Strategy                                     10,656,992

MetLife Moderate Strategy                                    3,538,155

Strategic Conservative Growth                                 19,698

Strategic Growth                                              10,549

Strategic Growth and Income                                   15,467

-------------------------------------------------------------------------------


         *The Trust currently does not offer Class C shares.

         (1) Formerly Met/AIM Mid Cap Core Equity.

         (2) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.

         (3) Formerly RCM Global Technology.

         (4) Formerly Lord Abbett Growth Opportunities.

         The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

     Code of Ethics

         The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from, the Securities and Exchange Commission.

     Custodian

         State Street Bank and Trust Company ("State Street Bank"), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

     Transfer Agent

         Metropolitan Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116 serves as transfer agent for the Trust.



     Legal Matters

         Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

     Independent Registered Public Accounting Firm

         Deloitte & Touche LLP, located at 200 Berkeley Street, Boston Massachusetts, serves as the Trust's independent auditors.

                             REDEMPTION OF SHARES

         The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on that Exchange is restricted as determined by the Securities and Exchange Commission; (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the Securities and Exchange Commission may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                NET ASSET VALUE

         The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day that Exchange is open for trading. Currently, the New York Stock Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

         In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

         Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

         The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                               FEDERAL INCOME TAXES

         Each Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to its shareholders.

         In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

         The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a regulated investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

         The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

         Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

         The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

         In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

         Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

         Income that Neuberger Berman Real Estate Portfolio derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation, qualified publicly traded partnership or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the income requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Portfolio in the same manner as realized by the RE Partnership. The Internal Revenue Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees thereof but nevertheless indicate the Service's view of federal tax matters) holding that a regulated investment company that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the diversification requirement.

         Neuberger Berman Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and (3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

                  ORGANIZATION AND CAPITALIZATION OF THE TRUST

         The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid-Cap Growth Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio. Effective May 1, 2004, PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, PIMCO PEA Innovation Portfolio changed its name to RCM Global Technology Portfolio and effective April 30, 2007, RCM Global Technology Portfolio changed its name to RCM Technology Portfolio. Effective December 19, 2005 Met/AIM Mid-Cap Core Equity Portfolio changed its name to Lazard Mid-Cap Portfolio. Effective August 21, 2006, Federated High Yield Portfolio changed its name to BlackRock High Yield Portfolio. Effective October 1, 2006, Lord Abbett Growth Opportunities Portfolio changed its name to Van Kampen Mid-Cap Growth Portfolio. Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio and effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio. Effective October 1, 2006, Mercury Large Cap Core Portfolio changed its name to BlackRock Large-Cap Core Portfolio. Effective April 30, 2007, Janus Capital Appreciation Portfolio changed its name to Janus Forty Portfolio. The Trust is also the successor of Managed Assets Trust, Capital Appreciation Fund and certain portfolios of The Travelers Series Trust. Such funds were converted to Portfolios of the Trust, effective May 1, 2006.

         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated forty-seven series, forty-three of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

         The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Currently, Class C shares are not being offered. The Trust currently offers Class A and Class B shares on behalf of each Portfolio except for Batterymarch Growth and Income, Batterymarch Mid-Cap Stock, Dreman Small Cap Value, Legg Mason Partners Managed Assets, MFS(R) Value, Pioneer Fund, Pioneer Strategy Income and BlackRock High Yield Portfolios each of which currently offers only Class A shares and Met/AIM Capital Appreciation Portfolio which currently offers only Class A and Class E shares. Currently, Class E shares are also offered by Met/AIM Small Cap Growth, BlackRock Large-Cap Core, Harris Oakmark International, Lazard Mid-Cap, Legg Mason Partners Aggressive Growth, Legg Mason Value, Lord Abbett Bond Debenture, MFS(R) Research International, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Technology and T. Row Price Mid-Cap Growth Portfolios. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

         Class A, Class B and Class E shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

         The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Life and Annuity Company of Connecticut (collectively, "MetLife"). As of December 31, 2006, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.

         As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2006, none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

         The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

         The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

         Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Trust's Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                                FINANCIAL STATEMENTS

         The financial statements of the Met/AIM Capital Appreciation, Met/AIM Small-Cap Growth, Batterymarch Growth and Income, Batterymarch Mid-Cap Stock, BlackRock High Yield (formerly Federated High Yield), BlackRock Large Cap Core Portfolio (formerly Mercury Large-Cap Core), Dreman Small-Cap Value, Goldman Sachs Mid-Cap Value, Harris Oakmark International, Janus Capital Appreciation (now known as Janus Forty), Lazard Mid-Cap (formerly Met/Aim Mid Cap Core Equity), Legg Mason Partners Aggressive Growth (formerly Legg Mason Aggressive Growth and Janus Aggressive Growth), Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, MetLife Aggressive Strategy, MetLife Balanced Strategy, MetLife Defensive Strategy, MetLife Growth Strategy, MetLife Moderate Strategy, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Global Technology (now known as RCM Technology), Strategic Conservative Growth, Strategic Growth, Strategic Growth and Income, T. Rowe Price Mid-Cap Growth, Third Avenue Small-Cap Value, Turner Mid-Cap Growth, Van Kampen Comstock and Van Kampen Mid-Cap Growth (formerly Lord Abbett Growth Opportunities) Portfolios for the year ended December 31, 2006 (for the period ended December 31, 2006 in the case of Met/AIM Capital Appreciation and Pioneer Strategic Income Portfolios), including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

         The financial statements of Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio for the fiscal year ended October 31, 2006, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information. The financial statements (including the Report of Independent Registered Public Accounting Firm) included in the Annual Report are incorporated herein by reference.

APPENDIX A


                                Securities Ratings

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

         "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

         "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

         Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                   APPENDIX B

                          PROXY POLICIES AND PROCEDURES

                          AIM CAPITAL MANAGEMENT, INC.

                          (As Amended October 1, 2005)

A. PROXY POLICIES

Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I. BOARDS OF DIRECTORS

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

..    Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

..    Attend less than 75 percent of the board and committee meetings without a valid excuse;

..    It is not clear that the director will be able to fulfill his function;

..    Implement or renew a dead-hand or modified dead-hand poison pill;

..    Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

..    Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

..    Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

..    Long-term financial performance of the target company relative to its industry; o Management's track record;

..    Portfolio manager's assessment;

..    Qualifications of director nominees (both slates);

..    Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

..    Background to the proxy contest.

II. Independent Registered Public Accounting Firm

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

..    It is not clear that the auditors will be able to fulfill their function;

..    There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

..    The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

..    We will generally vote against equity-based plans where the total dilution
     (including all equity-based plans) is excessive.

..    We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

..    We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

..    We will vote for proposals to reprice options if there is a value-for-value
     (rather than a share-for-share) exchange.

..    We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

..    We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

..    We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

..    We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

..    We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

..    We will generally abstain from shareholder social and environmental proposals.

..    We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

..    We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

..    We will generally vote for proposals to lower barriers to shareholder action.

..    We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. Other

..    We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

..    We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

..    We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B. PROXY COMMITTEE PROCEDURES

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department. The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:

1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2. AIM will not publicly announce its voting intentions and the reasons therefore.

3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C. BUSINESS/DISASTER RECOVERY

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D. RESTRICTIONS AFFECTING VOTING

If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E. CONFLICTS OF INTEREST

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F. FUND OF FUNDS

When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G. CONFLICT IN THESE POLICIES

If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Batterymarch's primary focus and responsibility is to preserve and enhance its clients' investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch's votes are cast in a consistent manner that place our clients' interests first.

Batterymarch's Proxy Voting Philosophy and Guidelines are an integral part of this document.

VOTING AND MONITORING RESPONSIBILITY

Batterymarch's Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining information from clients' custodians, reconciling proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. Batterymarch's compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch's fiduciary obligations are met.

VOTING AUTHORITY

Batterymarch assumes voting authority for all client accounts unless a client's Investment Management Agreement explicitly states otherwise.

HOW PROXIES ARE VOTED

Batterymarch's policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines. In such cases, provided that Batterymarch's Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS's proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch's policy regarding when it may not vote proxies is described below.

CONFLICTS OF INTEREST

Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch's employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch's clients. With the ability to influence the outcome of a corporation's shareholders meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.

If one or more members of Batterymarch's investment teams believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines, Batterymarch's Compliance Department will be responsible for identifying any proxy voting proposals that present a conflict of interest. If such a proposal is identified, Batterymarch's compliance personnel will decide whether it presents a material conflict of interest.

If a conflict of interest is identified, proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If Batterymarch's Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either
(a) the recommendations of ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

WHEN BATTERYMARCH MAY NOT VOTE

Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. For example, voting proxies for shares of foreign securities may involve significant costs, such as translation of proxy materials. In some foreign markets, there are laws that prevent Batterymarch from selling shares for a period of time before and/or after a shareholder meeting (also known as "share blocking"). Where share blocking occurs, shares must be "frozen" for trading purposes in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to several weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in share blocking markets, Batterymarch retains the right whether or not to vote, based on the determination of Batterymarch's investment personnel.

ISS sends a periodic report of securities with upcoming meetings in share blocking markets. This report details the type of meeting, the market and the blocking period. Batterymarch's Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.

RECORDKEEPING AND REPORTING

ISS maintains complete records of all votes cast on behalf of each of Batterymarch's client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

REQUESTS TO OBTAIN PROXY VOTING INFORMATION

Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients' reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch's Compliance Department.

Client requests for obtaining information about Batterymarch's proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:

By mail

Batterymarch Financial Management, Inc. Attention: Compliance Department 200 Clarendon Street, 49th Floor
Boston, Massachusetts 02116
USA

By telephone

(617) 266-8300

                             BLACKROCK ADVISORS, LLC
                      BLACKROCK FINANCIAL MANAGEMENT, INC.

BlackRock's Proxy Voting Policy reflects its duty as a fiduciary under the Advisers Act to vote proxies in the best interests of its clients. BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the Fund's proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are supported only when BlackRock concludes that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that BlackRock's continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder, unless BlackRock determines other mitigating circumstances are present.

BlackRock's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, BlackRock will consider the facts it believes are relevant. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of the Funds. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock director may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock's policy in all cases is to vote proxies based on its clients' best interests.

BlackRock has engaged Institutional Shareholder Services ("ISS") to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and votes or advises BlackRock how, based upon BlackRock's guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting
Policy.

ROUTINE MATTERS. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

SOCIAL ISSUES. BlackRock will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

FINANCIAL/CORPORATE ISSUES. BlackRock will generally vote in favor of management proposals that seek to change a corporation's legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

SHAREHOLDER RIGHTS. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

               CONCERNING CLEARBRIDGE ADVISORS (1) (CLEARBRIDGE)
                      PROXY VOTING POLICIES AND PROCEDURES

The following is a brief overview of the Proxy Voting Policies and Procedures (the "Policies") that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may

----------
(1) ClearBridge Advisors comprises ClearBridge Advisors, LLC (formerly CAM North America, LLC), ClearBridge Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. ("Citigroup") sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, ClearBridge Advisors, LLC, ClearBridge Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the name of Smith Barney Fund Management LLC and its affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. Citi Marks include, but are not limited to, "Citigroup Asset Management," "Salomon Brothers Asset Management" and "CAM". All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, ClearBridge Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge's goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge's compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

                         DREMAN VALUE MANAGEMENT L.L.C.

                      PROXY VOTING POLICIES AND PROCEDURES

I. POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Dreman Value Management LLC has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. Proxy Voting Procedures

(a) All proxies received by Dreman Value Management LLC will be sent to the Chief Operating Officer, VP of Operations, or their designate. The persont that receives the proxy will:

(1) Keep a record of each proxy received

(2) Forward the proxy to both the portfolio manager and Dreman Value Management LLC Chief Investment Officer ("CIO")

(3) Determine which accounts managed by Dreman Value Management LLC holds the security to which the proxy relates

(4) Provide the portfolio manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Dreman Value Management LLC must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

(5) Absent material conflicts (see Section IV), the portfolio manager and CIO will determine how Dreman Value Management LLC should vote the proxy. The portfolio manager and the CIO will send their decision on how Dreman Value Management LLC will vote the proxy to the Chief Operating Officer or VP of Operations. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

(6) Dreman Value Management LLC may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Chief Operating Officer or VP of Operations shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines

In the absence of specific voting guidelines from a client, Dreman Value Management LLC will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. Dreman Value Management LLC believes that voting proxies in accordance with the following guidelines is in the best interest of its client.

(1) Generally, Dreman Value Management LLC will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

(2) Generally, Dreman Value Management LLC will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, Dreman Value Management LLC shall determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others:

(1) Whether the proposal was recommended by management and Dreman Value Management LLC opinion of management;

(2) Whether the proposal acts to entrench existing management; and

(3) Whether the proposal fairly compensates management for past and future performance.

Dreman Value Management LLC reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

IV. Conflicts of Interest

(1) The Compliance Officer will identify any conflicts that exist between the interest of Dreman Value Management LLC and its clients. This examination will include a review of the relationship of Dreman Value Management LLC and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Dreman Value Management LLC or an affiliate of Dreman Value Management LLC or has some other relationship with Dreman Value Management LLC or a client of Dreman Value Management LLC.

(2) If a material conflict exist, Dreman Value Management LLC will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the client. Dreman Value Management LLC will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Dreman Value Management LLC determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Dreman Value Management LLC will give the ERISA client the opportunity to vote the proxies themselves

V. DISCLOSURE

(a) Dreman Value Management LLC will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone at Ljagai@Dreman.com or 201-793-2005 in order to obtain information on how Dreman Value Management LLC voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written responses to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Dreman Value Management LLC voted the client's proxy.

(b) A concise summary of these Proxy Voting Policies and Procedures will be included in Dreman Value Management LLC Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI. Recordkeeping

The Compliance Officer will maintain files relating to Dreman Value Management LLC proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Dreman Value Management LLC. Records of the following will be included in the files:

(1) Copies of these proxy voting policies and procedures and any amendments thereto.

(2) A copy of each proxy statement that Dreman Value Management LLC receives provided however that Dreman Value Management LLC may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. Dreman Value Management LLC may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

(3) A record of each vote that Dreman Value Management LLC casts. Dreman Value Management LLC may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

(4) A copy of any document Dreman Value Management LLC created that was material to making a decision how to vote proxies, or that memorializes that decision.

(5) A copy of each written client request for information on how Dreman Value Management LLC voted such client's proxies, and a copy of any written response to any (written and oral) client request for information on how Dreman Value Management LLC voted its proxy.

                                    GALLATIN

                          Proxy Policies and Procedures

THE GALLATIN PROXY COMMITTEE

The Gallatin Allocation Advisors Investment Committee has established a proxy committee, the Gallatin Proxy Committee, which is responsible for the development of proxy guidelines and overseeing the proxy voting process. The proxy voting policy is designed to ensure that shares are voted in what we believe to be the best interests of the client and the value of the investment. The Gallatin Proxy Committee consists of members of the Gallatin Allocation Advisors Investment Committee as well as members of Gallatin Asset Management. In addition to the Gallatin Allocation Advisors Investment Committee's knowledge of the companies it holds in its portfolios, the Gallatin Proxy Committee may rely upon independent research provided by third parties in fulfilling its responsibilities.

HOW THE GALLATIN PROXY COMMITTEE VOTES PROXIES FIDUCIARY CONSIDERATIONS

To assist in analyzing proxies, the Gallatin Proxy Committee may engage the services of an unaffiliated third party corporate governance research service to act as agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research and record keeping services. Although recommendations from outside proxy services may be reviewed and considered in making a final voting decision, the Gallatin Proxy Committee does not consider these recommendations to be determinative of its ultimate decision.

The Gallatin Proxy Committee is responsible for making the final voting decision based on its review of the agenda, analysis and recommendations from outside proxy voting services, the Gallatin Proxy Committee members' knowledge of the exchange traded fund, closed-end fund, open-end mutual fund, or other company, and any other information readily available. For each shareholder meeting, the Proxy Administrator must obtain voting instructions from the Gallatin Proxy Committee prior to submitting the vote to our voting agent.

As a matter of policy, the members of the Gallatin Proxy Committee will not be influenced by outside sources whose interests' conflict with the interests of its clients. In cases where the voting recommendation differs from the policy guidelines and the recommendation of the outside proxy voting service, the Gallatin Proxy Committee will review the recommendation and attest that there are no known conflicts of interest that influenced the voting decision.

CONFLICTS OF INTEREST

The Gallatin Proxy Committee may occasionally be subject to conflicts of interests in voting proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, A.G. Edwards & Sons, Inc. may provide custody, investment management, brokerage, investment banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Additionally, key personnel of

A.G. Edwards & Sons, Inc. may have business or personal relationships with other proponents of proxy proposals, corporate directors or candidates for directorships.

In those instances where the Gallatin Proxy Committee wishes to deviate from the recommendation its selected third party proxy voting service, it will conduct further due diligence and vote the proxies in what it believes to be the best interest of its clients. In such instances where the recommendation of a third party provider of proxy services is not followed, the Gallatin Proxy Committee will take reasonable steps to identify possible conflicts of interest that could affect its voting independence. These steps shall include the following:

IDENTIFYING CONFLICTS FROM BUSINESS RELATIONSHIPS

     . Determine whether any companies involved in the proxy or their top officers as identified in their Annual Report with the SEC hold brokerage or advisory accounts with A.G. Edwards & Sons, Inc.;

     . Determine whether any of the companies involved in the proxy conduct investment banking business with A.G. Edwards & Sons, Inc.;

     . Determine if any of the companies involved in the proxy are a large supplier of goods or services with A.G. Edwards & Sons, Inc.

IDENTIFYING CONFLICTS FROM PERSONAL OR FAMILY RELATIONSHIPS WITH KEY AGE
OFFICERS

In order to identify conflicts that may arise from personal or family relationships with key A.G. Edwards & Sons, Inc. personnel; the Proxy Administrator shall deliver to each key person a memorandum requesting that the key person give notice if they have any of the following relationships that could create a conflict:

     . Is the key person or any close relative of the key person (spouse, sibling, parent, child, or any other relative who resides with the key person) an executive, director, or a candidate to be a director of any company involved in the proxy or otherwise a participant in the proxy?

     . Does the key person have a known personal or business relationship with anyone in one of these categories?

     . Is the key person presently aware of any conflict of interest that may arise between any company or person involved in the proxy and A.G. Edwards & Sons, Inc. or one of its clients?

     . Has the key person been contacted by any party (internally within A.G. Edwards & Sons, Inc. or externally) seeking to influence A.G. Edwards & Sons' voting of proxies?

Key Persons shall include Division Directors of A.G. Edwards & Sons, Inc., key officers of Gallatin Asset Management (as identified in Form ADV), the Gallatin Allocation Advisors Investment Committee and the Gallatin Proxy Committee, and the Proxy Administrator.

Should any conflicts from business relationships be identified or if any Key Person answers any of the above questions in the affirmative, the Key Person shall notify the Proxy Administrator of the possible conflict. Where such possible conflicts are identified, the matter will be referred to the Gallatin Proxy Committee. After review, if the Gallatin Proxy Committee perceives the conflict as material, the Gallatin Proxy Committee will either defer to the voting recommendation of its independent third party provider of proxy services or send the proxy directly to the relevant advisory clients for a voting decision.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors the Gallatin Allocation Advisors Investment Committee considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of company's management on any issue is a factor that it considers in determining how proxies should be voted. However, the Gallatin Proxy Committee does not consider recommendations from company's management to be determinative of its ultimate decision.

GENERAL PROXY VOTING GUIDELINES

The Gallatin Proxy Committee has adopted general guidelines for voting proxies as summarized below. A third party proxy voting service may be utilized to vote proxies for the Gallatin Proxy Committee on routine matters in accordance with these established guidelines. These guidelines are reviewed periodically by the Gallatin Proxy Committee and are subject to change.

Although these guidelines are to be generally followed, the Gallatin Proxy Committee reserves the right to deviate from them in rare instances where individual circumstances may dictate to serve the best interest of its clients.

THE GALLATIN PROXY COMMITTEE PROXY VOTING POLICIES AND PRINCIPLES

The Gallatin Proxy Committee's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. The following guidelines reflect what The Gallatin Proxy Committee believes to be good corporate governance and behavior:

GALLATIN PROXY VOTING ADMINISTRATION AND PROCEDURES

The Gallatin Proxy Committee is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Gallatin Asset Management, the Adviser, understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Gallatin Proxy Committee may refrain from processing that vote. Additionally, the Gallatin Proxy Committee may not be given enough time to process the vote. For example, the Gallatin Proxy Committee, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Adviser ultimately may decide not to vote those shares. Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser's proxy policy:

1. All proxy materials received will be received into a database to maintain tracking and control over such materials. ISS serves as the proxy voting record keeper for the Adviser.

2. The Proxy Administrator will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS or other information. The Proxy Administrator, or delegate, will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

3. In determining how to vote, Adviser's analysts and relevant portfolio manager(s) will consider the general guidelines described in its proxy policy, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS or other independent third party providers of proxy services. In cases where the analysts' recommendation differs from our policy guidelines and ISS recommendation, the Gallatin Proxy Committee will review the recommendation and the analysts will attest that no conflict of interest exists.

4. The Proxy Administrator is responsible for maintaining the documentation that supports Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients, an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Administrator may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

5. After the proxy is completed but before it is returned to the issuer and/or its agent, the Gallatin Proxy Committee may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

6. The Proxy Administrator will attempt to submit Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy

     Administrator will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

7. The Proxy Administrator is responsible for sending a copy of the third party vendor's proxy voting ballot report for each client that has requested a record of votes cast. Written client requests for information will be documented in the Adviser's database. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Administrator sends one copy to the client, retains a copy of the request in the client's file.

8. The Gallatin Proxy Committee is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Gallatin Proxy Committee may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by sending a written request to: Business Manager, Gallatin Asset Management, A.G. Edwards & Sons, Inc., One North Jefferson, St, Louis, MO 63103. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at www.agedwards.com and may request additional copies by writing to the address above. In addition, the Gallatin Proxy Committee is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC.

THE GOLDMAN SACHS GROUP, INC.

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser's guiding principles.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.

ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment

Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser's guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds' website at http://www.gs.com/funds and on the SEC's website at http://www.sec.gov.

                                   APPENDIX B

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Investment Adviser's Policy on Proxy Voting ("Policy") with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS's position on a matter. The Investment Adviser may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1.   Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

..    An auditor has a financial interest in or association with the company, and is therefore not independent,

..    Fees for non-audit services are excessive, or

..    There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.   Board of Directors

a.   Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

b.   Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c.   Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

d.   Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   Shareholder Rights

a.   Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b.   Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c.   Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

d.   Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

e.   Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   Proxy Contests

a.   Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b.   Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5.   Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

6.   Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

7.   Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   Capital Structure

a.   Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

b.   Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

..    It is intended for financing purposes with minimal or no dilution to current shareholders

..    It is not designed to preserve the voting power of an insider or significant shareholder

9.   Executive and Director Compensation

Votes with respect to equity based compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

a.   Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

..    Historic trading patterns

..    Rationale for the repricing

..    Value-for-value exchange

..    Option vesting

..    Term of the option

..    Exercise price

..    Participation

b.   Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

..    Purchase price is at least 85 percent of fair market value;

..    Offering period is 27 months or less; and

..    Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c.   Shareholder Proposals on Compensation

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10.  Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (e.g., proposals seeking a report on a company's animal welfare standards) or AGAINST the proposal (e.g., reports on foreign military sales or offsets).

                             Harris Associates L.P.

     PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

I.   PROXY VOTING POLICY

     Harris Associates L.P. ("Harris", "the Firm" or "we") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

     The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

     In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

     Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

II.  VOTING GUIDELINES

     The following guidelines are grouped according to the types of proposals generally presented to shareholders.

     Board of Directors Issues

     Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

          1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

          2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

          3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

          4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

          5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

          6. Harris will normally vote in favor of cumulative voting for directors.

     Auditors

     Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

          1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

          2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

          3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

     Equity Based Compensation Plans

     Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

          1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

          2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

          3. Harris will normally vote in favor of proposals to require expensing of options.

          4. Harris will normally vote against proposals to permit repricing of underwater options.

          5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

          6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

          7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

          Corporate Structure and Shareholder Rights

          Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

          1. Harris will normally vote in favor of proposals to increase authorized shares.

          2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

          3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

          4. Harris will normally vote against the issuance of poison pill preferred shares.

          5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

          6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

          Routine Corporate Matters

          Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

          SOCIAL RESPONSIBILITY ISSUES

          Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

III. VOTING SHARES OF FOREIGN ISSUERS

     Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

     In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV.  CONFLICTS OF INTEREST

     The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (E.G., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

     Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

V.   VOTING PROCEDURES

     The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

     PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals: one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed in writing by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

     PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Chief Compliance Officer and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

     PROXY VOTING SERVICE PROVIDER. Harris has engaged an independent proxy voting service provider to assist in voting proxies. This proxy voting service provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

     VOTING DECISIONS. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for alerting the Firm's research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the guidelines, he or she will vote the proposal accordingly and indicate their initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he or she will submit the proposal and his or her recommended vote to the Proxy Committee, which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That Proxy Committee decision is reflected in the electronic ballot by a majority of the Proxy Committee.

     In the case where securities that are not on the Firm's Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator will vote all shares in accordance with the Firm's guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of Institutional Shareholder Services, the Firm's proxy service provider.

     In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

     VOTING BALLOTS. For shares held in The Oakmark Funds and other client accounts, the MIS Department sends a holdings file to the proxy voting service detailing the holdings in the Funds and other client accounts. The proxy voting service is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

     Recordkeeping and Reporting. MUCH OF HARRIS' RECORDKEEPING AND REPORTING IS MAINTAINED ELECTRONICALLY ON THE PROXY VOTING SERVICE PROVIDER'S SYSTEMS. IN THE EVENT THAT RECORDS ARE NOT HELD ELECTRONICALLY WITHIN THE PROXY VOTING SERVICE PROVIDER'S SYSTEM, HARRIS WILL MAINTAIN RECORDS OF PROXY VOTING PROPOSALS RECEIVED, RECORDS OF VOTES CAST ON BEHALF OF CLIENTS, AND ANY DOCUMENTATION MATERIAL TO A PROXY VOTING DECISION AS REQUIRED BY LAW. UPON REQUEST, OR ON AN ANNUAL BASIS FOR ERISA ACCOUNTS, HARRIS WILL PROVIDE CLIENTS WITH THE PROXY VOTING RECORD FOR THAT CLIENT'S ACCOUNT.

     BEGINNING IN AUGUST 2004, ON AN ANNUAL BASIS, HARRIS WILL MAKE AVAILABLE THE VOTING RECORD FOR THE OAKMARK FUNDS FOR THE PREVIOUS ONE-YEAR PERIOD ENDED JUNE 30TH.

JANUS CAPITAL MANAGEMENT

                             PROXY VOTING PROCEDURES

The following represents the procedures for the Registrant with respect to the voting of proxies on behalf of all clients, including mutual funds advised by the Registrant, for which the Registrant has voting responsibility and the keeping of records relating to proxy voting.

General Policy. The Registrant votes proxies in the best interest of if its clients. The Registrant will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). The Registrant will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Registrant's Proxy Voting Guidelines; 2) the recommendations of Institutional Shareholder Services; or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy. On behalf of client accounts subject to ERISA, the Registrant seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. The Registrant recognizes that the exercise of voting rights on securities held by ERISA plans for which the Registrant has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, the Registrant will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed the Registrant as investment manager.

Proxy Voting Committee. The Janus Proxy Voting Committee (the "Committee") develops the Registrant's positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to the Registrant's portfolio managers for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for the Registrant's portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Registrant's Funds Board of Trustees, or a committee thereof, will review the Registrant's proxy voting process, policies and voting records.

Investment Accounting Group. The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service. The Registrant has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Registrant upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. The Registrant also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of the Registrant (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Registrant's Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus "Fund of Funds." The Registrant advises certain portfolios or "fund of funds" that invest in other of the Registrant's funds. From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested. Accordingly, if an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also known as "echo-voting").

Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if the Registrant has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention. Upon request, on an annual basis, the Registrant will provide its non-mutual fund clients with the proxy voting record for that client's account. On an annual basis, the Registrant will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on the Registrant's website.

The Registrant retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by the Registrant regarding votes cast in contradiction to the Registrant's guidelines. In addition, any document prepared by the Registrant that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                             PROXY VOTING GUIDELINES

The Registrant's Proxy Voting Guidelines (the "Guidelines") below summarize the Registrant's positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Registrant's Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all the Registrant's clients (including mutual funds) for which the Registrant has voting authority. The Registrant will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

The Registrant has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides the Registrant with in-depth analysis and recommendations on complex proxy issues. While the Registrant attempts to apply the following Guidelines to proxy proposals, the Registrant reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by the Registrant.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Registrant may not vote in strict adherence to the Guidelines. In addition, the Registrant's portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of the Registrant' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Registrant will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. The Registrant will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where Registrant's funds held a security as of record date, but the Registrant sells its holdings prior to the shareholder meeting, the Registrant will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, the Registrant considers the recommendation of management to be an important factor in making these decisions.

1. For domestic market and applicable foreign market issuers, the Registrant will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

2. After taking into consideration country-specific practices, the Registrant will generally vote in favor of uncontested director candidates, unless they:

.. attend less than 75% of the board and committee meetings without a valid excuse;

.. ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

.. are non-independent directors and sit on the audit, compensation or nominating committees;

.. are non-independent directors and the board does not have an audit, compensation, or nominating committees;

.. are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service)

.. are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service); or

.. serve as directors on an excessive number of boards ("Overboarded") (as determined by the Proxy Voting Service).

3. The Registrant will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4. The Registrant will generally vote in favor of proposals to increase the minimum number of independent directors.

5. The Registrant believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, The Registrant will generally vote in favor of proposals regarding director indemnification arrangements.

6. The Registrant will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

7. If the purpose of the proposal is to promote anti-takeover measures, the Registrant will generally vote against proposals relating to decreasing the size of a board of directors.

8. The Registrant will generally vote against proposals advocating classified or staggered boards of directors.

9. The Registrant will generally vote with management regarding proposals to declassify a board.

10. The Registrant will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

AUDITORS

11. The Registrant will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

12. The Registrant will evaluate proposals relating to contested auditors on a case-by case basis.*

13. The Registrant will generally vote in favor of proposals to appoint internal statutory auditors.

EQUITY BASED COMPENSATION PLANS

Equity based compensation plans are important tools in attracting and retaining desirable employees. The Registrant believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, the Registrant will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

The Registrant will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, the Registrant will generally vote against the plan.

In addition, the Registrant will generally oppose plans that:

.. provide for repricing of underwater options;

.. provide for automatic replenishment ("evergreen") or reload options; and/or

.. create an inconsistent relationship between long term share performance and compensation increases.

OTHER COMPENSATION RELATED PROPOSALS

14. The Registrant will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.

15. The Registrant will generally vote in favor of proposals requiring the expensing of options.

16. The Registrant will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17. The Registrant will generally oppose proposals regarding the repricing of underwater options.

18. The Registrant will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19. The Registrant will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

20. The Registrant will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21. The Registrant will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

22. The Registrant will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

.. The parachute should be less attractive than an ongoing employment opportunity with the firm;

.. The triggering mechanism should be beyond the control of management; and

.. The amount should not exceed three times base salary plus guaranteed benefits.

23. The Registrant will generally vote in favor of proposals intended to increase longterm stock ownership by executives, officers and directors. These may include: o requiring executive officers and directors to hold a minimum amount of stock in the company; o requiring stock acquired through exercised options to be held for a certain period of time; and o using restricted stock grants instead of options.

OTHER CORPORATE MATTERS

24. The Registrant will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

25. The Registrant will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers). 26. The Registrant will generally oppose proposals for different classes of stock with different voting rights.

27. The Registrant will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, The Registrant will solicit research from the Proxy Voting Service.*

28. The Registrant will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

29. The Registrant will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, The Registrant will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, The Registrant will solicit research from the Proxy Voting Service.

30. The Registrant will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

31. The Registrant will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

32. The Registrant will evaluate plans of reorganization on a case-by-case basis.*

33. The Registrant will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

34. The Registrant will generally vote in favor of proposals regarding changes in company name.

35. The Registrant will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

36. The Registrant will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

37. The Registrant will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

38. The Registrant will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

39. The Registrant will generally vote in favor of proposals to adopt cumulative voting.

40. The Registrant will generally vote in favor of proposals to require that voting be confidential.

41. The Registrant will generally oppose proposals requesting authorization of political contributions (mainly foreign). 42. The Registrant will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

43. The Registrant will vote against proposals to approve "other business" when it appears as voting item.

SHAREHOLDER PROPOSALS

The Registrant is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. The Registrant will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

44. The Registrant will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

45. For shareholder proposals outside the scope of the Guidelines, the Registrant will solicit additional research and a recommendation from the Proxy Voting Service. The Registrant will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other the Registrant's relationships, business or otherwise.

                             PROXY VOTING POLICY OF
                           LAZARD ASSET MANAGEMENT LLC

A.   INTRODUCTION
     ------------

     As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

     This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.   RESPONSIBILITY TO VOTE PROXIES
     ------------------------------

     Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C.   GENERAL ADMINISTRATION
     ----------------------

     1.   OVERVIEW
          --------

     Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal / Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Managing Director and a Portfolio Manager for Lazard's U.S. equity products, Mark Little, Director and European Portfolio Manager, and Melissa Cook, Managing Director and Lazard's Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General

Counsel or Chief Compliance Officer. A representative of Lazard's Legal / Compliance Department must be present at all Proxy Committee meetings.

     2.   ROLE OF THIRD PARTIES
          ---------------------

     To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

     ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

     3.   VOTING PROCESS
          --------------

     Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

     Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

     In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

     ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D.   SPECIFIC PROXY ITEMS
     --------------------

     Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

     1.   ROUTINE ITEMS
          -------------

     Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

..    routine election or re-election of Directors;

..    appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

..    issues relating to the timing or conduct of annual meetings; and

..    name changes.

     2.   CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS
          ---------------------------------------------------

     Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

          A.   BOARD OF DIRECTOR AND ITS COMMITTEES
               ------------------------------------

     Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

..    FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

..    FOR a requirement that a substantial majority (e.g. 2/3) of a US or UK company's Directors be independent;

..    ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have independent "key committees" or sufficient independence;

..    FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;

..    FOR proposals to limit Directors' liability; broaden indemnification of
     Directors; and approve indemnification agreements for officers and Directors, UNLESS doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is ON A CASE-BY-CASE BASIS;

..    FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;

..    ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;

..    AGAINST shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and ON A CASE-BY-CASE BASIS regarding the establishment of shareholder advisory committees.

..    AGAINST shareholder proposals seeking union or special-interest representation on the Board;

..    AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;

..    ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

..    AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and

..    AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

          B.   ANTI-TAKEOVER MEASURES
               ----------------------

     Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

..    AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

..    ON A CASE-BY-CASE BASIS regarding shareholder rights plans (also known as
     "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

..    AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

..    AGAINST "blank check" preferred stock; and

..    ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

          C.   CONDUCT OF SHAREHOLDER MEETINGS
               -------------------------------

     Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

..    AGAINST proposals to adjourn meetings;

..    AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

..    FOR proposals providing for confidential voting;

..    AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

..    AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

..    ON A CASE-BY-CASE BASIS on changes to quorum requirements.

     3.   CHANGES TO CAPITAL STRUCTURE
          ----------------------------

     Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

..    FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

..    FOR stock splits and reverse stock splits;

..    ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;

..    ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

..    FOR management proposals to adopt or amend dividend reinvestment plans;

..    AGAINST changes in capital structure designed to be used in poison pill plans; and

..    ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

     4.   STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES
          ----------------------------------------------------------

     Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

..    ON A CASE-BY-CASE BASIS regarding all stock option plans;

..    AGAINST restricted stock plans that do not involve any performance criteria;

..    FOR employee stock purchase plans;

..    ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

..    FOR deferred compensation plans;

..    AGAINST proposals to approve executive loans to exercise options;

..    AGAINST proposals to re-price underwater options;

..    ON A CASE-BY-CASE BASIS regarding shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

..    AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

     5.   MERGERS AND OTHER SIGNIFICANT TRANSACTIONS
          ------------------------------------------

     Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.

     6.   SOCIAL AND POLITICAL ISSUES
          ---------------------------

     Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

     Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote ON A CASE-BY-CASE BASIS for most social and political issue proposals. Lazard will generally vote FOR the approval of anti-discrimination policies.

E.   VOTING NON-U.S. SECURITIES
     --------------------------

     Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F.   CONFLICTS OF INTEREST
     ---------------------

     1.   OVERVIEW
          --------

     Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

     Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

..    Lazard Freres & Co. LLC ("LF&Co."), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

..    Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

..    Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

..    A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

     2.   GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS
          ---------------------------------------------

     All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates.

     PROXYOPS IS RESPONSIBLE FOR ALL PROXY VOTING IN ACCORDANCE WITH THIS POLICY AFTER CONSULTING WITH THE APPROPRIATE MEMBER OR MEMBERS OF PORTFOLIO MANAGEMENT, THE PROXY COMMITTEE AND/OR THE LEGAL AND COMPLIANCE DEPARTMENT. NO OTHER MANAGING DIRECTORS, OFFICERS OR EMPLOYEES OF LAZARD, LF&CO. OR THEIR AFFILIATES MAY INFLUENCE OR ATTEMPT TO INFLUENCE THE VOTE ON ANY PROPOSAL. DOING SO WILL BE A VIOLATION OF THIS POLICY. ANY COMMUNICATION BETWEEN A MANAGING DIRECTOR, OFFICER OR EMPLOYEE OF LF&CO. AND A MANAGING DIRECTOR, OFFICER OR EMPLOYEE OF LAZARD TRYING TO INFLUENCE HOW A PROPOSAL SHOULD BE VOTED IS PROHIBITED, AND IS A VIOLATION OF THIS POLICY. VIOLATIONS OF THIS POLICY COULD RESULT IN

DISCIPLINARY ACTION, INCLUDING LETTER OF CENSURE, FINE OR SUSPENSION, OR TERMINATION OF EMPLOYMENT. ANY SUCH CONDUCT MAY ALSO VIOLATE STATE AND FEDERAL SECURITIES AND OTHER LAWS, AS WELL AS LAZARD'S CLIENT AGREEMENTS, WHICH COULD RESULT IN SEVERE CIVIL AND CRIMINAL PENALTIES BEING IMPOSED, INCLUDING THE VIOLATOR BEING PROHIBITED FROM EVER WORKING FOR ANY ORGANIZATION ENGAGED IN A SECURITIES BUSINESS.

     EVERY MANAGING DIRECTOR, OFFICER AND EMPLOYEE OF LAZARD WHO PARTICIPATES IN ANY WAY IN THE DECISION-MAKING PROCESS REGARDING PROXY VOTING IS RESPONSIBLE FOR CONSIDERING WHETHER THEY HAVE A CONFLICTING INTEREST OR THE APPEARANCE OF A CONFLICTING INTEREST ON ANY PROPOSAL. A CONFLICT COULD ARISE, FOR EXAMPLE, IF A MANAGING DIRECTOR, OFFICER OR EMPLOYEE HAS A FAMILY MEMBER WHO IS AN OFFICER OF THE ISSUER OR OWNS SECURITIES OF THE ISSUER. IF A MANAGING DIRECTOR, OFFICER OR EMPLOYEE BELIEVES SUCH A CONFLICT EXISTS OR MAY APPEAR TO EXIST, HE OR SHE SHOULD NOTIFY THE CHIEF COMPLIANCE OFFICER IMMEDIATELY AND, UNLESS DETERMINED OTHERWISE, SHOULD NOT CONTINUE TO PARTICIPATE IN THE DECISION-MAKING PROCESS.

     3.   MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS
          -------------------------------------------------------------------

     Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

          A.   WHERE APPROVED GUIDELINE IS FOR OR AGAINST
               ------------------------------------------

     Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

     If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

     If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

          B.   WHERE APPROVED GUIDELINE IS CASE-BY-CASE
               ----------------------------------------

     In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify

Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

     If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS's Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.   REVIEW OF POLICY
     ----------------

     The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

                       LEGG MASON CAPITAL MANAGEMENT, INC.
                   LEGG MASON FUNDS MANAGEMENT, INC. & LMM LLC
                         PROXY PRINCIPLES AND PROCEDURES

OVERVIEW
--------

Legg Mason Capital Management, Inc., Legg Mason Funds Management, Inc. and LMM, LLC (LMCM) have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES
----------

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management's ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM's proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES
----------

OVERSIGHT

LMCM's Chief Investment Officer (CIO) has full authority to determine LMCM's proxy voting principles and vote proxies on behalf of LMCM's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM's duties as well as applicable laws and regulations to determine if any changes are necessary.

LIMITATIONS

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company's shares are no longer held by LMCM's clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

PROXY ADMINISTRATION

LMCM instructs each client custodian to forward proxy materials to LMCM's Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

                                COMPLIANCE REVIEW
                                -----------------

A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM's clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

1. IDENTIFYING POTENTIAL CONFLICTS. In identifying potential conflicts of interest the Compliance Officer will review the following issues:

(a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

(b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

(c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

2. ASSESSING MATERIALITY. A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

(a) The Compliance Officer will consult with representatives of LMCM's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

(b) After the determination is made, the following procedures will apply:

(i) If the final determination is that the potential conflict IS NOT MATERIAL, the proxy issue will be forwarded to the Proxy Officer for voting.

(ii) If the final determination is that the potential conflict IS MATERIAL, LMCM will adhere to the following procedures:

A. If LMCM's Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

                              PROXY OFFICER DUTIES
                              --------------------

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM's investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM's Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

                           PROXY ADMINISTRATOR DUTIES
                           --------------------------

                            THE PROXY ADMINISTRATOR:

1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

2. Reconciles the number of shares indicated on the proxy ballot with LMCM's internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

3. Will use best efforts to obtain missing proxies from custodians;

4. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

7. Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission's EDGAR database);

3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

                                   SCHEDULE A
                             PROXY VOTING GUIDELINES

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

1)   Obligations of the Board of Directors

2)   Compensation of management and the Board of Directors

3)   Take-over protections

4)   Shareholders' rights

PROXY ISSUE                                                       LMCM GUIDELINE
-----------                                                       --------------
BOARD OF DIRECTORS

INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated        For
directors, independent of management

NOMINATING PROCESS: independent nominating committee              For
seeking qualified candidates, continually assessing directors and proposing new nominees

SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must        For
be no larger than 15 members

CUMULATIVE VOTING FOR DIRECTORS                                   For

STAGGERED BOARDS                                                  Against

SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/                    Case-by-Case
CHAIRMAN)

COMPENSATION REVIEW PROCESS: compensation committee               For
comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance

DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of       For
liability and provide indemnification

AUDIT PROCESS                                                     For

BOARD COMMITTEE STRUCTURE: audit, compensation, and               For
nominating and/or governance committee consisting entirely of independent directors

MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal            For
board activities amts should be approved by a board of independent directors and reported in proxy

FIXED RETIREMENT POLICY FOR DIRECTORS                             Case-by-Case

OWNERSHIP REQUIREMENT: all Directors have direct and              For
material cash investment in common shares of Company

PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder         For
advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)

ANNUAL REVIEW OF BOARD/CEO BY BOARD                               For

PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING               For

CEO)

VOTES FOR SPECIFIC DIRECTORS                                      Case-by-Case

- CONTINUED -

PROXY ISSUE                                                       LMCM GUIDELINE
-----------                                                       --------------
MANAGEMENT AND DIRECTOR COMPENSATION

STOCK OPTION AND INCENTIVE COMPENSATION PLANS:                    Case-by-Case

FORM OF VEHICLE: grants of stock options, stock                   Case-by-Case
appreciation rights, phantom shares and restricted
stock

PRICE                                                             Against plans whose underlying
                                                                  securities are to be issued at less than
                                                                  100% of the current market value

RE-PRICING: plans that allow the Board of Directors to            Against
lower the exercise price of options already granted if the
stock price falls or under-performs the market

EXPIRY: plan whose options have a life of more than               Case-by-Case
ten years

EXPIRY: "evergreen" stock option plans                            Against

DILUTION:                                                         Case-by-Case - taking into account
                                                                  value creation, commitment to
                                                                  shareholder-friendly policies, etc.

VESTING: stock option plans that are 100% vested when granted     Against

PERFORMANCE VESTING: link granting of options, or                 For
vesting of options previously granted, to specific
performance targets

CONCENTRATION: authorization to allocate 20% or more              Against
of the available options to any one individual in any
one year

DIRECTOR ELIGIBILITY: stock option plans for directors            Case-by-Case
if terms and conditions are clearly defined and
reasonable

CHANGE IN CONTROL: stock option plans with change in              Against
control provisions that allow option holders to receive
more for their options than shareholders would receive
for their shares

CHANGE IN CONTROL: change in control arrangements                 Against
developed during a take-over fight specifically to
entrench or benefit management

CHANGE IN CONTROL: granting options or bonuses to                 Against
outside directors in event of a change in control

BOARD DISCRETION: plans to give Board broad                       Against
discretion in setting terms and conditions of programs

EMPLOYEE LOANS: Proposals authorizing loans to                    Against
employees to pay for stock or options

DIRECTOR COMPENSATION: % of directors'                            For
compensation in form of common shares

GOLDEN PARACHUTES                                                 Case-by-Case

EXPENSE STOCK OPTIONS                                             For

SEVERANCE PACKAGES: must receive shareholder                      For
approval

LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED                Against
PLANS

RELOAD OPTIONS                                                    Against

PLAN LIMITED TO A SMALL NUMBER OF SENIOR                          Against
EMPLOYEES

EMPLOYEE STOCK PURCHASE PLANS                                     Case-by-Case

- CONTINUED -

PROXY ISSUE                                                       LMCM GUIDELINE
-----------                                                       --------------
TAKEOVER PROTECTIONS

SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring the       Against
equal treatment of shareholders in the event of a bid and allowing the corp. enough time to consider alternatives to a bid

GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS                      Case-by-Case
AND OTHER PURCHASE TRANSACTIONS

LOCK-UP ARRANGEMENTS: "hard" lock-up                              Against
arrangements that serve to prevent competing bids in a takeover situation

CROWN JEWEL DEFENSES                                              Against

PAYMENT OF GREENMAIL                                              Against

"CONTINUING DIRECTOR" OR "DEFERRED                                Against
REDEMPTION" PROVISIONS: provisions that seek to limit the discretion of a future board to redeem the plan

CHANGE CORPORATION'S DOMICILE: if reason for                      Against
re-incorporation is to take advantage of protective statutes (anti-takeover)

POISON PILLS: receive shareholder ratification                    For

REDEMPTION/RATIFICATION OF POISON PILL                            For

SHAREHOLDERS' RIGHTS

CONFIDENTIAL VOTING BY SHAREHOLDERS                               For

DUAL-CLASS SHARE STRUCTURES                                       Against

LINKED PROPOSALS: with the objective of making                    Against
one element of a proposal more acceptable

BLANK CHECK PREFERRED SHARES: authorization of,                   Against
or an increase in, blank check preferred shares

SUPERMAJORITY APPROVAL OF BUSINESS                                Against
TRANSACTIONS: management seeks to increase the number of votes required on an issue above two-thirds of the outstanding shares

INCREASE IN AUTHORIZED SHARES: provided the                       For
amount requested is necessary for sound business reasons

SHAREHOLDER PROPOSALS                                             Case-by-Case

STAKEHOLDER PROPOSALS                                             Case-by-Case

ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH                     Against
VOTING RIGHTS TO BE DETERMINED BY THE BOARD
WITHOUT PRIOR SPECIFIC SHAREHOLDER APPROVAL

"FAIR PRICE" PROVISIONS: Measures to limit ability                For
to buy back shares from particular shareholder at higher-than-market prices

PREEMPTIVE RIGHTS                                                 For

ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP                   For
REQUIRE PRIOR SHAREHOLDER APPROVAL (including
"anti-takeover" measures)

ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT                       For

ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS                       For

SOCIAL AND ENVIRONMENTAL ISSUES                                   As recommended by Company
                                                                  Management

REIMBURSING PROXY SOLICITATION EXPENSES                           Case-by-Case

                            LOOMIS, SAYLES & COMPANY

                               PROXY VOTING POLICY
                              AND PROCEDURE MANUAL

                                  JUNE 30, 2004

                                     AMENDED
                                 MARCH 31, 2005
                                  MAY 16, 2005
                                 March 31, 2007

CONTENTS

1    GENERAL                                                                   5

     Introduction
     General Guidelines
     Proxy Committee
     Conflicts of Interest
     Recordkeeping and Disclosure

2    PROPOSALS USUALLY VOTED FOR                                              10
     Director Nominees in Uncontested Elections
     Chairman and CEO are the Same Person
     Shareholder Ability to Remove Directors
     Annual Election of Directors
     Shareholder Ability to Alter the Size of the Board
     Independent Audit, Compensation and Nominating Committees
     Ratifying Auditors
     Cumulative Voting
     Majority Voting
     Fair Price Provisions
     White Squire Placements
     Equal Access
     Stock Distributions: Splits and Dividends
     Blank Check Preferred Authorization
     Adjustments to Par Value of Common Stock
     Share Repurchase Programs
     OBRA-Related Compensation Proposals
     Appraisal Rights
     Changing Corporate Name
     Confidential Voting
     Golden and Tin Parachutes

3    PROPOSALS USUALLY VOTED AGAINST                                          13

     Shareholder Ability to Remove Directors
     Staggered Director Elections
     Stock Ownership Requirements
     Term of Office
     Director and Officer Indemnification and Liability Protection Shareholder Ability to Call Special Meetings
     Shareholder Ability to Act by Written Consent
     Unequal Voting Rights
     Supermajority Shareholder Vote Requirements
     Charitable and Political Contributions
     Common Stock Authorization

4    PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE       15
     Compensation Plans
     Stock Option Plans
     Employee Stock Ownership Plans
     401(k) Employee Benefit Plans

5    PROPOSALS REQUIRING SPECIAL CONSIDERATION                                16

     Director Nominees in Contested Elections
     Proxy Contest Defenses
     Reimburse Proxy Solicitation Expenses
     Tender Offer Defenses
     Poison Pills
     Greenmail
     Bundled Proposals
     Shareholder Advisory Committees
     Preemptive Rights
     Debt Restructurings
     Shareholder Proposals to Limit Executive and Director Pay
     State Takeover Statutes
     Reincorporation Proposals
     Mergers and Acquisitions
     Corporate Restructuring
     Spin-offs
     Asset Sales
     Liquidations
     Environment and Social issues
        Energy and Environment
        Northern Ireland
        Military Business
        Maquiladora Standards and International Operations Policies Third World Debt Crisis
        Equal Employment Opportunity and Discrimination
        Animal Rights
        Product Integrity and Marketing
        Human Resource Issues
     Election of Mutual Fund Trustees
     Mutual Fund Investment Advisory Agreement
     Mutual Fund Fundamental Investment Restrictions
     Mutual Fund Distribution Agreements

1. GENERAL

A.   INTRODUCTION.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies on behalf of a client if, in its investment management agreement ("IMA") with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf or where an IMA (under which Loomis Sayles has discretionary investment authority) is silent on which party has proxy-voting authority. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles' fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

B.   GENERAL GUIDELINES.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client's Best Interest. Loomis Sayles' Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients' interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer's securities during the expected holding period.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.   Stated Policies. These policies identify issues where Loomis Sayles will
     (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and
     (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4. Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client's best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the client's best interests.

6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles's representatives.

8. Disclosure to Third Parties. Loomis Sayles' general policy is not to disclose to third parties how it (or its voting delegate) voted a client's proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C.   PROXY COMMITTEE.

1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.   Duties. The specific responsibilities of the Proxy Committee, include,

     a. to develop, authorize, implement and update these Proxy Voting Procedures, including

          (i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

          (ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

          (iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

     b. to oversee the proxy voting process, including;

          (i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

          (ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

          (iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

     c. to engage and oversee third-party vendors, including Proxy Voting Services; and

     d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.   Standards.

     a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

     b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee's purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D.   CONFLICTS OF INTEREST.

     Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.   RECORDKEEPING AND DISCLOSURE.

     Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include:
     (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.

     Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

     Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2.   PROPOSALS USUALLY VOTED FOR

     Proxies involving the issues set forth below generally will be voted FOR.

     Director Nominees in Uncontested Elections:

     A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

     B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.

     Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

     Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

     Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

     Shareholder Ability to Alter the Size of the Board:

     A. Vote for proposals that seek to fix the size of the board.

     B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

     Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

     Ratifying Auditors:

     A. Generally vote for proposals to ratify auditors.

     B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general if the ratio of non-audit fees to audit fees is less than 1:1or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.

     Cumulative Voting: Vote for proposals to permit cumulative voting.

     Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/Trustees.

     Fair Price Provisions:
     A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

     B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

     White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

     Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

     Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

      Blank Check Preferred Authorization:
     A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
     B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
     C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

     Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

     Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
     A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
     B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.
     C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
     D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a case-by-case basis.

     Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Changing Corporate Name: Vote for changing the corporate name.

     Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

     Golden and Tin Parachutes:

     A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

     B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

3.   PROPOSALS USUALLY VOTED AGAINST

     Proxies involving the issues set forth below generally will be voted
     AGAINST.

     Shareholder Ability to Remove Directors:

     A. Vote against proposals that provide that directors may be removed only for cause.

     B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Staggered Director Elections: Vote against proposals to classify or stagger the board.

     Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

     Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

     Director and Officer Indemnification and Liability Protection:
     A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.
     B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

     Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

     Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

     Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

     Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

     Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

     Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

4.   PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

     Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

     Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

     Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
     A. Vote against plans which expressly permit repricing of underwater options.
     B. Vote against proposals to make all stock options performance based.
     C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
     D. Vote for proposals that request expensing of stock options.

     Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

     401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

5.   PROPOSALS REQUIRING SPECIAL CONSIDERATION

     The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

     Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

     Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

     Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

     Poison Pills:
     A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
     B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
     C. Review on a case-by-case basis management proposals to ratify a poison pill.

     Greenmail:
     A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
     B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

     Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

     Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

     Shareholder Proposals to Limit Executive and Director Pay:

     A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

     B. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. Vote against proposals to link all executive or director variable compensation to performance goals.

     State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

     Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

     Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

     Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or
     (iv) is otherwise appropriate for the issuer.

          Energy and Environment: Proposals that request companies to file the CERES Principles.

          Northern Ireland: Proposals pertaining to the MacBride Principles.

          Military Business: Proposals on defense issues.

          Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

          Third World Debt Crisis: Proposals dealing with third world debt.

          Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

          Animal Rights: Proposals that deal with animal rights.

          Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

          Human Resources Issues: Proposals regarding human resources issues.

Election of Mutual Fund Trustees: Votes on mutual fund trustee nominees should be evaluated on a case-by-case basis using the director nominee discussion above as a guide. However, the number of funds for which a nominee will serve as a director may be considered.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

NOVEMBER 8, 2005
LORD, ABBETT & CO. LLC
PROXY VOTING POLICIES AND PROCEDURES
INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord

Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

 The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company. Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett. For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-bycase basis. Factors that are considered include current composition of the board and keyboard nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

There are some actions by directors that may result in votes being withheld. These actions include:
1) Attending less than 75% of board and committee meetings without a valid excuse.
2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

5) Failing to replace management as appropriate.

We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stockbased incentive packages including shareholder value transfer and voting power dilution. We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:
1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
2) Management's rationale for why the repricing is necessary.
3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
4) Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

..    Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

..    No dead-hand or no-hand pills.

..    Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

..    Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES
------------------------------------

September 17, 2003, as revised on September 20, 2004, March 15, 2005 and March 1, 2006

     Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A. VOTING GUIDELINES

1.   General Policy; Potential Conflicts of Interest

          MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

          MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

          As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

          From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

          These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B.   ADMINISTRATIVE PROCEDURES
     -------------------------

     1.   MFS PROXY REVIEW GROUP
          ----------------------

          The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

          a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

          c. Considers special proxy issues as they may arise from time to time.

     2.   POTENTIAL CONFLICTS OF INTEREST
          -------------------------------

          The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

          In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

          c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

          The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

     3.   GATHERING PROXIES
          -----------------

          Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

          MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

     4.   ANALYZING PROXIES
          -----------------

          Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

          As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts./1/ However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

----------
/1/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

          As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   VOTING PROXIES
          --------------

          In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM

          It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

          When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.   RECORDS RETENTION

          MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E.   REPORTS
     -------

          At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

          Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT
     ----------------

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and
------------
procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy (except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services' Social Investment Research Proxy Voting Guidelines) pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass
-----------------------
Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process
---------------------------------------------
is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II.  GENERAL PROXY VOTING GUIDELINES
     -------------------------------

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III. GUIDELINES
     ----------

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     i. General.
        --------

     1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

          .    Approval of financial statements, director and auditor reports.

          .    General updating/corrective amendments to the charter.

          . Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

     3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

     4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

     5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

     6. Proposals to require the company to expense stock options will be supported.

     7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

     8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

     9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

     ii. Election of Directors. In situations where no conflict exists and where
         ---------------------
     no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted IN SUPPORT of nominees of management.

     1. The following proposals generally will be supported:

          . Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

          . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

     2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

          (a) If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

          (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

          (c) A direct conflict exists between the interests of the nominee and the public shareholders;

          (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

          (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

          (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

     iii. Auditors
          --------

     1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied: i.e., non-audit fees should be less than 50% of the total fees paid to the auditor.

     2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

     3.   Proposals to indemnify auditors will not be supported.

     iv.  Anti-Takeover Matters
          ---------------------

     1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

     2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          . Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

          . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          .    Proposals for share repurchase plans.

          . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          .    Proposals to effect stock splits.

          . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     2.   The following proposals generally will not be supported
          (notwithstanding management support).

          . Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          .    Proposals to create "blank check" preferred stock.

          .    Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          . Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          . Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          . Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

          . Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

     4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

     2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E. ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     i.   Corporate Transactions

          . Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, where there is no portfolio manager objection and where there is no material conflict of interest, generally will be supported and will not need to be reviewed by the Proxy Review Committee.

     ii.  Compensation

          . Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

          . Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

          . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

     iii. Other
          -----

          .    Proposals for higher dividend payouts.

          . Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

          . Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

          . Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

          . Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

F. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

IV.  ADMINISTRATION OF POLICY

A.   PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

          (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.   IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

     (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

     (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

     (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.   PROXY VOTING REPORTS

     (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                              NEUBERGER BERMAN, LLC

                        NEUBERGER BERMAN MANAGEMENT INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                         NON-SOCIALLY RESPONSIVE CLIENTS

I.   INTRODUCTION AND GENERAL PRINCIPLES
     -----------------------------------

A. Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

F. There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given a proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II.  RESPONSIBILITY AND OVERSIGHT
     ----------------------------

A. NB has designated a Proxy Committee with the responsibilty for administering and overseeing the proxy voting process, including:

(1) developing, authorizing, implementing and updating NB's policies and procedures;

(2) overseeing the proxy voting process; and

(3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III. PROXY VOTING GUIDELINES
     -----------------------

A. NB has determined that, except as set forth below, proxies will be voted in accordance with the recommendations contained in the applicable Glass, Lewis & Co. Proxy Paper Voting Guidelines, as in effect from time to time. A summary of the current applicable Glass Lewis guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

B. Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with Glass Lewis recommendations. In the event that Glass Lewis refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph C.

C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with Glass Lewis guidelines. In such event, the procedures set forth in Section V, Paragraph B will be followed.

IV.  PROXY VOTING PROCEDURES
     -----------------------

A. NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. At the recommendation of the Proxy Committee, NB has engaged Glass Lewis as its voting delegate to:

(1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

(2) vote and submit proxies in a timely manner;

(3) handle other administrative functions of proxy voting;

(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5) maintain records of votes cast; and

(6) provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.

D. Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V.   CONFLICTS OF INTEREST
     ---------------------

A. Glass Lewis will vote proxies in accordance with the proxy voting guidelines described in Section III or as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

B. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with Glass Lewis recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

C. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and Glass Lewis refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present material conflict between NB and the client, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote will present a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

D. Material conflicts cannot be resolved by simply abstaining from voting.

VI.  RECORDKEEPING
     -------------

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1) a copy of these policies and procedures, which shall be made available to clients upon request

(2) proxy statements received regarding client securities (which will be satisfied bt relying on EDGAR or Glass Lewis);

(3) a record of each vote cast (which Glass Lewis maintains on NB's behalf);

(4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;

(5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

(6) each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII. DISCLOSURE
     ----------

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

Effective February 2007

PROXY COMMITTEE AS OF FEBRUARY 2007
-----------------------------------

Jack Rivkin          Chief Investment Officer
Judith Vale          Portfolio Manager
Maxine Gerson        Legal and Compliance
Vincent Pecoraro     Portfolio Administration

                             OPPENHEIMERFUNDS, INC.
                                OPPENHEIMERFUNDS
                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                            (AS OF DECEMBER 5, 2005)

     These Portfolio Proxy Voting Policies and Procedures, which include the attached "OppenheimerFunds Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by
OppenheimerFunds, Inc. ("OFI") in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI ("Fund(s)").

A. FUNDS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY
   ---------------------------------------------------

     OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI
     ---------
(the "OFI Fund Board(s)") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

     Sub-Advised Funds. OFI also serves as an investment sub-adviser for a
     -----------------
number of other non-OFI funds not overseen by the OFI Fund Boards ("Sub-Advised Funds"). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

     Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as
     -----------------------------------
funds-of-hedge funds (the "Tremont Funds") and invest their assets primarily in underlying private investment partnerships and similar investment vehicles ("portfolio funds"). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

     The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds' interests (or shares) in those underlying portfolio funds are not considered to be "voting securities" and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.   PROXY VOTING COMMITTEE
     ----------------------

     OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

     The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards' next regularly scheduled meetings.

     The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

     The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.   ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES
     ----------------------------------------------

     1. FIDUCIARY DUTY AND OBJECTIVE
        ----------------------------

     As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

     In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.

     2. PROXY VOTING AGENT
        ------------------

     On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

     In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

     3. MATERIAL CONFLICTS OF INTEREST
        ------------------------------

     OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships:

          . OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

          . an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

          . a company that is a significant selling agent of OFI's products and services solicits proxies;

          . OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

          . OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management's recommendation may cause OFI a loss of revenue or other benefit.

     OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI's voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

          . If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (I.E., case-by-case);

          . If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

          . If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

     4. CERTAIN FOREIGN SECURITIES
        --------------------------

     Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking." Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

     5. SECURITIES LENDING PROGRAMS
        ---------------------------

     The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (I.E., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

     If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.

     6. SHARES OF REGISTERED INVESTMENT COMPANIES (FUND OF FUNDS)
        --------------------------------------------------------

     Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the "Fund of Funds"). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called "mirror" or "echo" voting).

D.   FUND BOARD REPORTS AND RECORDKEEPING
     ------------------------------------

     OFI will prepare periodic reports for submission to the Board describing:

          . any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

          . any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

     In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

     OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to:

          .    these Policies and Procedures, as amended from time to time;

          . Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

          . Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

          . Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.   AMENDMENTS TO THESE PROCEDURES
     ------------------------------

     In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.

F.   PROXY VOTING GUIDELINES
     -----------------------

     The Guidelines adopted by the Boards of the Funds are attached as Appendix
A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

                                                                      APPENDIX A
                                                                      ----------

               OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES
               ---------------------------------------------------

1. OPERATIONAL ITEMS

     1.1  Amend Quorum Requirements.
          --------------------------

     . Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

     1.2  Amend Minor Bylaws.
          -------------------

     . Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

     1.3  Change Company Name.
          --------------------

     .    Vote WITH Management

     1.4  Change Date, Time, or Location of Annual Meeting.
          -------------------------------------------------

     . Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

     . Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     1.5  Transact Other Business.
          -----------------------

     . Vote AGAINST proposals to approve other business when it appears as voting item.

     AUDITORS

     1.6  Ratifying Auditors
          ------------------

     . Vote FOR Proposals to ratify auditors, unless any of the following apply:

          . An auditor has a financial interest in or association with the company, and is therefore not independent.

          .    Fees for non-audit services are excessive.

          . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

     . Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

     .    Vote AGAINST shareholder proposals asking for audit firm rotation.

     . Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

     . Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0  THE BOARD OF DIRECTORS

     2.1  Voting on Director Nominees
          ---------------------------

     . Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

          .    Composition of the board and key board committees

          .    Attendance at board meetings

          .    Corporate governance provisions and takeover activity

          .    Long-term company performance relative to a market index

          .    Directors' investment in the company

          .    Whether the chairman is also serving as CEO

          .    Whether a retired CEO sits on the board

     . WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

          . Attend less than 75% of the board and committee meetings without a valid excuse.

          .    Implement or renew a dead-hand or modified dead-hand poison pill

          . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

          . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

          . Failed to act on takeover offers where the majority of the shareholders tendered their shares.

          . Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

          . Are audit committee members; and the non-audit fees paid to the auditor are excessive.

          . Enacted egregious corporate governance policies or failed to replace management as appropriate.

          . Are inside directors or affiliated outside directors; and the full board is less than majority independent.

          . Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board

          .    Sit on more than six public company boards.

     . Additionally, the following should result in votes being WITHHELD (except from new nominees):

          . If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

          . If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

     2.2  Board Size
          ----------

     . Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

     . Vote FOR proposals seeking to fix the board size or designate a range for the board size.

     . Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

     2.3  Classification/Declassification of the Board
          --------------------------------------------

     .    Vote AGAINST proposals to classify the board.

     . Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

     2.4  Cumulative Voting
          -----------------

     .    Vote FOR proposal to eliminate cumulative voting.

     2.5  Require Majority Vote for Approval of Directors
          -----------------------------------------------

     . Vote AGAINST proposal to require majority vote approval for election of directors

     2.6  Director and Officer Indemnification and Liability Protection
          -------------------------------------------------------------

     . Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

     . Vote FOR proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

     . Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

     . Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

          . The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

          .    Only if the director's legal expenses would be covered.

     2.7  Establish/Amend Nominee Qualifications
          --------------------------------------

     . Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

     . Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

     . Vote AGAINST shareholder proposals requiring two candidates per board seat.

     2.8  Filling Vacancies/Removal of Directors.
          ---------------------------------------

     . Vote AGAINST proposals that provide that directors may be removed only for cause.

     . Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

     . Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     . Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

     2.9  Independent Chairman (Separate Chairman/CEO)
          --------------------------------------------

     . Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

          . Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

          .    Two-thirds independent board

          .    All-independent key committees

          .    Established governance guidelines

          . The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

     2.10 Majority of Independent Directors/Establishment of Committees
          -------------------------------------------------------------

     . Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

     . Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

     2.11 Open Access
          -----------

     . Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC's proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

     2.12 Stock Ownership Requirements
          ----------------------------

     . Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

     . Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

     2.13 Age or Term Limits
          ------------------

     . Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0  PROXY CONTESTS

     3.1  Voting for Director Nominees in Contested Elections
          ---------------------------------------------------

     . Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

          . Long-term financial performance of the target company relative to its industry

          .    Management's track record

          .    Background to the proxy contest

          .    Qualifications of director nominees (both slates)

          . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

          .    Stock ownership position

     3.2  Reimbursing Proxy Solicitation Expenses
          ---------------------------------------

     . Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

     3.3  Confidential Voting
          -------------------

     . Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

     . If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0  ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

     4.1  Advance Notice Requirements for Shareholder Proposals/Nominations.
          ------------------------------------------------------------------

     . Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

     4.2  Amend Bylaws without Shareholder Consent
          ----------------------------------------

     . Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

     . Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

     4.3  Poison Pills
          ------------

     . Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

     . Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

     . Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

     . Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

     4.4  Shareholder Ability to Act by Written Consent
          ---------------------------------------------

     . Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

     . Vote FOR proposals to allow or make easier shareholder action by written consent.

     4.5  Shareholder Ability to Call Special Meetings
          --------------------------------------------

     . Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

     . Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     4.6  Establish Shareholder Advisory Committee
          ----------------------------------------

     .    Vote WITH Management

     4.7  Supermajority Vote Requirements
          -------------------------------

     .    Vote AGAINST proposals to require a supermajority shareholder vote.

     .    Vote FOR proposals to lower supermajority vote requirements.

5.0  MERGERS AND CORPORATE RESTRUCTURINGS

     5.1  Appraisal Rights
          ----------------

     . Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

     5.2  Asset Purchases
          ---------------

     . Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

          .    Purchase price

          .    Fairness opinion

          .    Financial and strategic benefits

          .    How the deal was negotiated

          .    Conflicts of interest

          .    Other alternatives for the business

          .    Non-completion risk

     5.3  Asset Sales
          -----------

     . Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

          .    Impact on the balance sheet/working capital

          .    Potential elimination of diseconomies

          .    Anticipated financial and operating benefits

          .    Anticipated use of funds

          .    Value received for the asset

          .    Fairness opinion

          .    How the deal was negotiated

          .    Conflicts of interest

     5.4  Bundled Proposals
          -----------------

     . Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     5.5  Conversion of Securities
          ------------------------

     . Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

     5.6  Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
          ------------------------------------------------------------------
          Plans/Reverse Leveraged Buyouts/Wrap Plans
          ------------------------------------------

     . Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

          .    Dilution to existing shareholders' position

          .    Terms of the offer

          .    Financial issues

          .    Management's efforts to pursue other alternatives

          .    Control issues

          .    Conflicts of interest

     . Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     5.7  Formation of Holding Company
          ----------------------------

     . Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

          .    The reasons for the change

          .    Any financial or tax benefits

          .    Regulatory benefits

          .    Increases in capital structure

          . Changes to the articles of incorporation or bylaws of the company.

     . Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

          . Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

          .    Adverse changes in shareholder rights.

     5.8  Going Private Transactions (LBOs and Minority Squeezeouts)
          ----------------------------------------------------------

     . Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

          .    Offer price/premium

          .    Fairness opinion

          .    How the deal was negotiated

          .    Conflicts of interests

          .    Other alternatives/offers considered

          .    Non-completion risk

     5.9  Joint Venture
          -------------

     . Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

          .    Percentage of assets/business contributed

          .    Percentage of ownership

          .    Financial and strategic benefits

          .    Governance structure

          .    Conflicts of interest

          .    Other alternatives

          .    Non-completion risk

     5.10 Liquidations
          ------------

     . Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     . Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

     5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or
          -------------------------------------------------------------------
          Acquisition
          -----------

     . Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

          . Prospects of the combined company, anticipated financial and operating benefits

          .    Offer price (premium or discount)

          .    Fairness opinion

          .    How the deal was negotiated

          .    Changes in corporate governance

          .    Change in the capital structure

          .    Conflicts of interest

     5.12 Private Placements/Warrants/Convertible Debenture
          -------------------------------------------------

     . Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

          .    Dilution to existing shareholders' position

          .    Terms of the offer

          .    Financial issues

          .    Management's efforts to pursue other alternatives

          .    Control issues

          .    Conflicts of interest

     5.13 Spinoffs
          --------

     . Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

          .    Tax and regulatory advantages

          .    Planned use of the sale proceeds

          .    Valuation of spinoff

          .    Fairness opinion

          .    Benefits to the parent company

          .    Conflicts of interest

          .    Managerial incentives

          .    Corporate governance changes

          .    Changes in the capital structure

     5.14 Value Maximization Proposals
          ----------------------------

     . Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

     5.15 Severance Agreements that are Operative in Event of Change in Control
          ---------------------------------------------------------------------

     .    Review CASE-BY-CASE, with consideration give to ISS
          "transfer-of-wealth" analysis. (See section 8.2)

6.0  STATE OF INCORPORATION

     6.1  Control Share Acquisition Provisions
          ------------------------------------

     . Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

     . Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

     .    Vote FOR proposals to restore voting rights to the control shares.

     6.2  Control Share Cashout Provisions
          --------------------------------

     .    Vote FOR proposals to opt out of control share cashout statutes.

     6.3  Disgorgement Provisions
          -----------------------

     .    Vote FOR proposals to opt out of state disgorgement provisions.

     6.4  Fair Price Provisions
          ---------------------

     . Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     . Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     6.5  Freezeout Provisions
          --------------------

     .    Vote FOR proposals to opt out of state freezeout provisions.

     6.6  Greenmail
          ---------

     . Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     . Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     6.7  Reincorporation Proposals
          -------------------------

     . Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

     . Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

     6.8  Stakeholder Provisions
          ----------------------

     . Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

     6.9  State Anti-takeover Statutes
          ----------------------------

     . Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0        CAPITAL STRUCTURE

     7.1  Adjustments to Par Value of Common Stock
          ----------------------------------------

     .    Vote FOR management proposals to reduce the par value of common stock.

     7.2  Common Stock Authorization
          --------------------------

     . Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

     . Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

     . Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     7.3  Dual-Class Stock
          ----------------

     . Vote AGAINST proposals to create a new class of common stock with superior voting rights.

     . Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

          . It is intended for financing purposes with minimal or no dilution to current shareholders

          . It is not designed to preserve the voting power of an insider or significant shareholder

     7.4  Issue Stock for Use with Rights Plan
          ------------------------------------

     . Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

     7.5  Preemptive Rights
          -----------------

     . Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

     7.6  Preferred Stock
          ---------------

     . Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

     . Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

     . Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)

     . Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     . Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

     . Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

     7.7  Pledge of Assets for Debt (Generally Foreign Issuers)
          -----------------------------------------------------

     . OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

          In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

     7.8  Recapitalization
          ----------------

     . Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

          .    More simplified capital structure

          .    Enhanced liquidity

          .    Fairness of conversion terms

          .    Impact on voting power and dividends

          .    Reasons for the reclassification

          .    Conflicts of interest

          .    Other alternatives considered

     7.9  Reverse Stock Splits
          --------------------

     . Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

     . Vote FOR management proposals to implement a reverse stock split to avoid delisting.

     . Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

     7.10 Share Purchase Programs
          -----------------------

     . Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     7.11 Stock Distributions: Splits and Dividends
          -----------------------------------------

     . Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

     7.12 Tracking Stock
          --------------

     . Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0  EXECUTIVE AND DIRECTOR COMPENSATION

     8.1  Equity-based Compensation Plans
          -------------------------------

     .    Vote compensation proposals on a CASE-BY-CASE basis.

     . In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

     . Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

     8.2  Director Compensation
          ---------------------

          Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

     8.3  Bonus for Retiring Director
          ---------------------------

     . Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

     8.4  Cash Bonus Plan
          ---------------

     . Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

     8.5  Stock Plans in Lieu of Cash
          ---------------------------

     . Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

          In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.

     . Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
     . Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

     .    Vote FOR plans which do not

     8.6  Director Retirement Plans
          -------------------------

     . Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

     . Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

     8.7  Management Proposals Seeking Approval to Reprice Options
          --------------------------------------------------------

     . Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

          .    Historic trading patterns

          .    Rationale for the repricing

          .    Value-for-value exchange

          .    Option vesting

          .    Term of the option

          .    Exercise price

          .    Participation

     8.8  Employee Stock Purchase Plans
          -----------------------------

     . Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

     . Votes FOR employee stock purchase plans where ALL of the following apply:

          .    Purchase price is at least 85% of fair market value

          .    Offering period is 27 months or less

          . The number of shares allocated to the plan is 10% or less of the outstanding shares

     . Votes AGAINST employee stock purchase plans where any of the following apply:

          .    Purchase price is at least 85% of fair market value

          .    Offering period is greater than 27 months

          . The number of shares allocated to the plan is more than 10% of the outstanding shares

     8.9  Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related
          -------------------------------------------------------------------
          Compensation Proposals)
          ----------------------

     . Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

     . Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

     . Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

     . Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

     8.10 Employee Stock Ownership Plans (ESOPs)
          -------------------------------------

     . Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

     8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder
          -------------------------------------------------------------------
          Vote
          ----

     .    Vote WITH MANAGEMENT

     8.12 401(k) Employee Benefit Plans
          -----------------------------

     .    Vote FOR proposals to implement a 401(k) savings plan for employees.

     8.13 Shareholder Proposals Regarding Executive and Director Pay
          ----------------------------------------------------------

     . Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

     . Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

     . Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.

     . Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

     8.14 Performance-Based Stock Options
          -------------------------------

     . Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

          . The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

          . The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

     8.15 Golden Parachutes and Executive Severance Agreements
          ----------------------------------------------------

     . Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

     . Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

          . The parachute should be less attractive than an ongoing employment opportunity with the firm

          .    The triggering mechanism should be beyond the control management

          . The amount should not exceed three times base salary plus guaranteed benefits

     8.16 Pension Plan Income Accounting
          ------------------------------

     . Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

     8.17 Supplemental Executive Retirement Plans (SERPs)
          -----------------------------------------------

     . Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

     In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

                                      PIMCO

                     PROXY VOTING POLICY AND PROCEDURES /2/

     The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")./3/ PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients./4/ These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations./5/

     PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures./6/

     Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

----------
/2/  Revised as of Feb 14, 2006.

/3/ These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See PROXY VOTING BY INVESTMENT ADVISERS, IA Release No. 2106 (January 31, 2003).

/4/ These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

/5/ Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

/6/ For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

GENERAL STATEMENTS OF POLICY

     These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

     PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST

     PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

     1.   convening an ad-hoc committee to assess and resolve the conflict;/7/
     2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;
     3. voting the proxy in accordance with the recommendation of an independent third-party service provider;
     4. suggesting that the client engage another party to determine how the proxies should be voted;
     5.   delegating the vote to an independent third-party service provider; or
     6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

     Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (E.G., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

     PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client;
(4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy

----------
/7/ Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

     Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

     PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

     Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

     1. TRANSMIT PROXY TO PIMCO. IMS West will forward to PIMCO's Compliance Group each proxy received from registered owners of record (E.G., custodian bank or other third party service providers).

     2. CONFLICTS OF INTEREST. PIMCO's Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO's Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO's Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

     3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

     4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

     5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

     6. INFORMATION BARRIERS. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

     In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

     BOARD OF DIRECTORS

     1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

     2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

     3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

     4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

     5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

     6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

     PROXY CONTESTS AND PROXY CONTEST DEFENSES

     1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

     2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses:
(i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

     3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

     4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

     5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

     6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

     TENDER OFFER DEFENSES

     1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

     2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

     3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

     CAPITAL STRUCTURE

     1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

     2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

     3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

     4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

     EXECUTIVE AND DIRECTOR COMPENSATION

     1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

     2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

     3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

     STATE OF INCORPORATION

     STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

     MERGERS AND RESTRUCTURINGS

     1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

     2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

     INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (E.G., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

     1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and
(iv) the fund's performance.

     2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

     3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

     4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

     5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

     6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

     7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

     8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

     9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

     10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

     11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

     12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

     DISTRESSED AND DEFAULTED SECURITIES

     1. WAIVERS AND CONSENTS. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

     2. VOTING ON CHAPTER 11 PLANS OF LIQUIDATION OR REORGANIZATION. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

     MISCELLANEOUS PROVISIONS

     1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

     2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

     3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

     4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                     Proxy Voting Policies and Procedures of

                       Pioneer Investment Management, Inc.

                            VERSION DATED JULY, 2004

                                    Overview

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

                             Proxy Voting Procedures

Proxy Voting Service

          Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

          Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

          From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

          If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest

          A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     . An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

     . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     . An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

     . Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

          Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending

          In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share-Blocking

          "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date). Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping

          The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     .    Retains a record of the vote cast;

     . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

          The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

     .    A record memorializing the basis for each referral vote cast;

     . A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

Disclosure

          Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

          The members of the Proxy Voting Oversight Group are Pioneer's:
          Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

          The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

          Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                              Proxy Voting Policies

          Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

          All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the

          Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

          Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

          Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative

          While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

          We will generally support these and similar management proposals:

     .    Corporate name change.

     .    A change of corporate headquarters.

     .    Stock exchange listing.

     .    Establishment of time and place of annual meeting.

     .    Adjournment or postponement of annual meeting.

     .    Acceptance/approval of financial statements.

     . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     .    Approval of minutes and other formalities.

     . Authorization of the transferring of reserves and allocation of income.

     .    Amendments to authorized signatories.

     .    Approval of accounting method changes or change in fiscal year-end.

     .    Acceptance of labor agreements.

     .    Appointment of internal auditors.

          Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

          We normally vote for proposals to:

     . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     .    Restore shareholder rights to ratify the auditors.

          We will normally oppose proposals that require companies to:

     .    Seek bids from other auditors.

     . Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     .    Indemnify auditors.

     .    Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

          On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

          Pioneer will vote for:

     . Audit, compensation and nominating committees composed of independent directors exclusively.

     . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     .    Election of an honorary director.

          We will vote against:

     .    Minimum stock ownership by directors.

     . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     . Requirements for union or special interest representation on the board.

     .    Requirements to provide two candidates for each board seat.

          We will vote on a case-by case basis on these issues:

     . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

          In uncontested elections of directors we will vote against:

     . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

          We will also vote against:

     . Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     . Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

     . Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead" directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     .    Contested election of directors.

     . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     .    Mandatory retirement policies.

     . Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

Takeover-Related Measures

          Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

          Pioneer will vote for:

     .    Cumulative voting.

     .    Increase ability for shareholders to call special meetings.

     .    Increase ability for shareholders to act by written consent.

     .    Restrictions on the ability to make greenmail payments.

     .    Submitting rights plans to shareholder vote.

     .    Rescinding shareholder rights plans ("poison pills").

     .    Opting out of the following state takeover statutes:

     . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     . Control share cash-out provisions, which require large holders to acquire shares from other holders.

     . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     .    Fair price provisions.

     .    Authorization of shareholder rights plans.

     .    Labor protection provisions.

     .    Mandatory classified boards.

          We will vote on a case-by-case basis on the following issues:

     . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     . Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     .    Proposals that allow shareholders to nominate directors.

          We will vote against:

     .    Classified boards, except in the case of closed-end mutual funds.

     . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

     .    Classes of shares with unequal voting rights.

     .    Supermajority vote requirements.

     . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     .    Extension of advance notice requirements for shareholder proposals.

     . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

          Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

          Pioneer will vote for:

     .    Changes in par value.

     .    Reverse splits, if accompanied by a reduction in number of shares.

     . Share repurchase programs, if all shareholders may participate on equal terms.

     .    Bond issuance.

     .    Increases in "ordinary" preferred stock.

     . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     .    Cancellation of company treasury shares.

          We will vote on a case-by-case basis on the following issues:

     . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     . Increase in authorized common stock. We will make a determination considering, among other factors:

     .    Number of shares currently available for issuance;

     . Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     .    Proposed use of the additional shares; and

     . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     .    Proposals to submit private placements to shareholder vote.

     .    Other financing plans.

          We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

          Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose. Pioneer will vote for:

     .    401(k) benefit plans.

     . Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     .    Amendments to performance plans to conform with OBRA;

     .    Caps on annual grants or amendments of administrative features;

     .    Adding performance goals; and

     .    Cash or cash-and-stock bonus plans.

     . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     .    Require that option repricings be submitted to shareholders.

     .    Require the expensing of stock-option awards.

     . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

          We will vote on a case-by-case basis on the following issues:

     . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

               Dilution = (A + B + C) / (A + B + C + D), where
               A = Shares reserved for plan/amendment,
               B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

          .    The plan must not:

               . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

               . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     . We are generally in favor of proposals that increase participation beyond executives.

     . We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     . We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     . We generally support proposals asking companies to adopt stock holding periods for their executives.

     .    All other employee stock purchase plans.

     . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

     . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     .    Elimination of stock option plans.

          We will vote on a case-by case basis on these issues:

     .    Limits on executive and director pay.

     .    Stock in lieu of cash compensation for directors.

Corporate Governance

          Pioneer will vote for:

     .    Confidential Voting.

     . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     . Proposals requiring directors to disclose their ownership of shares in the company.

          We will vote on a case-by-case basis on the following issues:

     . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     . Bundled proposals. We will evaluate the overall impact of the proposal.

     .    Adopting or amending the charter, bylaws or articles of association.

     . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

          We will vote against:

     . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     .    Limitations on stock ownership or voting rights.

     .    Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

          Pioneer will vote on the following and similar issues on a case-by-case basis:

     .    Mergers and acquisitions.

     . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     .    Debt restructurings.

     .    Conversion of securities.

     .    Issuance of shares to facilitate a merger.

     .    Private placements, warrants, convertible debentures.

     . Proposals requiring management to inform shareholders of merger opportunities.

          We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

          Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

          Pioneer will vote for:

     .    Establishment of new classes or series of shares.

     .    Establishment of a master-feeder structure.

          Pioneer will vote on a case-by-case on:

     . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     .    Approval of new or amended advisory contracts.

     .    Changes from closed-end to open-end format.

     .    Authorization for, or increase in, preferred shares.

     .    Disposition of assets, termination, liquidation, or mergers.

     . Classified boards of closed-end mutual funds, but will typically support such proposals.

Social Issues

          Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

     . Conduct studies regarding certain issues of public concern and interest;

     . Study the feasibility of the company taking certain actions with regard to such issues; or

     . Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

          We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                       RAINIER INVESTMENT MANAGEMENT, INC.
                            2007 PROXY VOTING POLICY
                              SUMMARY & PROCEDURES

-------------------------------------------------------------------------------

                                  INTRODUCTION

This statement sets forth the proxy voting policy of Rainier Investment Management, Inc.(R) ("RIM") and is intended to be in compliance with 17 CFR 270.30b1-4 and 17 CFR 275.206(4)-6, rules relating to the voting of proxies by registered investment advisers and investment companies registered under Investment Company Act of 1940.

RIM clients include mutual funds, employee benefit plans, corporations, charitable organizations and individuals. As an investment adviser, RIM is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. The duty of care requires RIM, when it has proxy voting authority, to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, RIM will cast the proxy votes in a manner consistent with the best interest of its clients and will not subrogate client interests to its own.

RIM is the Adviser of the Rainier Investment Management Mutual Funds ("Funds"). RIM acts as a fiduciary of the Funds and shall vote the proxies of the Funds' portfolio securities in a manner consistent with the best interest of the Funds and its shareholders.

RIM shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of its clients. RIM does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, RIM's guidelines are intended to cover the most significant and frequent proxy issues that arise. RIM shall revise its guidelines as events warrant.

                                   PROCEDURES


Procedures used to address any potential conflicts of interest.

RIM votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, Institutional Shareholder Services (ISS). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that RIM votes in the best interests of advisory clients and mutual fund shareholders, and it insulates our voting decisions from any potential conflicts of interest. Subject to RIM Proxy Policy Committee procedures, RIM may also override ISS vote recommendations on a case-by case basis on:

        o Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines
        o Issues that ISS itself considers on acase-by-case basis

The extent to which RIM delegates proxy voting authority to or relies on recommendations of a third party.

As noted above, RIM relies on the recommendations of ISS. We retain ultimate responsibility for the votes, and we have the ability to override ISS vote recommendations. We will only do so, however, if we believe that a different vote is in the best interests of our clients and mutual fund shareholders.

To the extent RIM desires to override ISS's vote recommendations for the reasons noted above, RIM (through its Proxy Policy Committee) will consider whether the proxy voting decision poses a material conflict between RIM's interest and that of the relevant clients. If RIM determines that a proxy proposal raises a material conflict between RIM's interests and a client's interest, RIM will resolve such a conflict in the manner described below, in its discretion:

                  (i) RIM may follow the recommendation of another nationally recognized third-party proxy advisory service, and document RIM's reasons for overriding ISS and vote in accordance with the recommendation of the other third party;

                  (ii) RIM may decide independently how to vote the proxies notwithstanding its material conflict of interest, provided it carefully and fully documents its reasons for voting in the manner proposed;

                  (iii) RIM may, in its discretion, disclose the conflict to each affected client and vote as directed by the client, if RIM receives a timely response from the client (and RIM may abstain from voting in the absence of a timely client response);

                  (iv) RIM may erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;

                  (v) RIM may abstain from voting on the proposal, if (a) RIM determines that an abstention is in the best interest of the affected clients as a whole, (b) the expected benefit to the affected clients as a whole of voting the proxy exceeds the costs of voting the proxy, (c) RIM concludes that the value of the affected clients' economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) RIM has not received a timely response from the client; or

                  (vi) RIM may implement any other procedure that results in a decision that is demonstrably based on the client's best interest and not the product of the conflict.

The extent to which RIM will support or give weight to the views of management of a portfolio company.

We base our voting decisions on our policy guidelines and on ISS recommendations, both of which are driven by considerations of the best interests of our clients and mutual fund shareholders. We vote in favor of management positions only when they coincide with the best interests of our clients and mutual fund shareholders.

Policies and procedures relating to matters substantially affecting the rights of the holders of the security being voted.

Our policy guidelines include a section devoted specifically to shareholder rights. We generally support shareholder voting rights and oppose efforts to restrict them.

Disclosure to Clients.

RIM will disclose to its clients how they may obtain information from RIM about how RIM voted with respect to their securities. RIM will provide to its clients a description or a copy of these proxy voting policies and procedures.

Books and Records Maintained by RIM.

In connection with voting proxies and these Proxy Voting Policies and Procedures, RIM maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

o             RIM's policies and procedures relating to voting proxies;

o A copy of each proxy statement that RIM receives regarding clients' securities, provided that RIM may rely on (a) a third party to make and retain, on RIM's behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;
o A record of each vote cast by RIM on behalf of clients, provided that RIM may rely on a third party to make and retain, on RIM's behalf, pursuant to a written undertaking, records of votes cast;
o Copies of any documents created by RIM that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and
o A record of each written client request for proxy voting information and a copy of any written response by RIM to any written or oral client request for information on how RIM voted proxies on behalf of the requesting client.

Such books and records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in RIM's main business office.










                           RCM PROXY VOTING GUIDELINES
                                 AND PROCEDURES

                                 MARCH 10, 2006

                                TABLE OF CONTENTS
                                -----------------

POLICY STATEMENT AND VOTING PROCEDURE...........................    PAGE 3

RESOLVING CONFLICTS OF INTEREST.................................    PAGE 4

COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES..................    PAGE 4

PROXY VOTING GUIDELINES.........................................    PAGE 5

ORDINARY BUSINESS MATTERS.......................................    PAGE 5

AUDITORS........................................................    PAGE 5

BOARD OF DIRECTORS..............................................    PAGE 6

EXECUTIVE AND DIRECTOR COMPENSATION.............................    PAGE 8

CAPITAL STRUCTURE...............................................   PAGE 10

MERGERS AND CORPORATE RESTRUCTURING.............................   PAGE 10

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES.................   PAGE 12

SOCIAL AND ENVIRONMENTAL ISSUES.................................   PAGE 14

                                POLICY STATEMENT

RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee will meet annually to review these guidelines and determine whether any revisions are appropriate.

                                VOTING PROCEDURE

The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting representatives from the Research Department, Portfolio Management Team (PMT), the Legal and Compliance Department, and the Proxy Specialist. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.

                         RESOLVING CONFLICTS OF INTEREST

RCM may have conflicts that can affect how it votes its clients' proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

                 COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

In addition, RCM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

                             PROXY VOTING GUIDELINES

                                ORDINARY BUSINESS
                                -----------------

ORDINARY BUSINESS MATTERS: CASE-BY-CASE

RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

                                    AUDITORS
                                    --------

RATIFICATION OF AUDITORS: CASE-BY-CASE

RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

                               BOARD OF DIRECTORS
                               ------------------

ELECTION OF DIRECTORS: CASE-BY-CASE

Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

MAJORITY VOTE REQUIREMENT FOR THE ELECTION OF DIRECTORS: CASE-BY-CASE

RCM evaluates proposals to require a majority vote for the election of directors, on a case-by-case basis. RCM generally supports binding and non-binding (advisory) proposals to initiate a change in the vote threshold requirement for board nominees, as we believe this may bring greater director accountability to shareholders. Exceptions may be made for companies with policies that provide for a meaningful alternative to a full majority-voting standard.

CLASSIFIED BOARDS: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to de-classify the board of directors.

CHANGING SIZE OF BOARD: CASE-BY-CASE

RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

LIMIT TENURE OF DIRECTORS: AGAINST

RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.

SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, UNLESS the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, AND if the board already reports on its nominating procedures and diversity initiatives.

                       EXECUTIVE AND DIRECTOR COMPENSATION
                       -----------------------------------

STOCK INCENTIVE PLANS: CASE-BY-CASE

RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

CASH BONUS PLANS (OBRA RELATED): CASE-BY-CASE

RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

EMPLOYEE STOCK PURCHASE PLANS: CASE-BY-CASE

Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests.

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. RCM will vote FOR Qualified Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent.

For Nonqualified Employee Stock Purchase Plans, companies provide a match to employees' contributions, instead of a discount in stock price. Provided the cost of the plan is not excessive, RCM generally votes FOR non-qualified plans that include: (1) broad-based participation (2) limits on employee contribution
(3) company matching contribution up to 25 percent of the employee's contribution (4) no discount on stock price on the date of purchase.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES): CASE-BY-CASE

RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

                                CAPITAL STRUCTURE
                                -----------------

CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

                       MERGERS AND CORPORATE RESTRUCTURING
                       -----------------------------------

MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

FAIR PRICE PROVISION: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

REINCORPORATION: CASE-BY-CASE

RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

                ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES
                ------------------------------------------------

POISON PILLS: CASE-BY-CASE

RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SUPERMAJORITY VOTING PROVISIONS: AGAINST

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

CUMULATIVE VOTING: CASE-BY-CASE

Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. For companies that do not have a record of strong corporate governance policies, we will generally vote FOR shareholder proposals to restore or provide for cumulative voting.

SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

CONFIDENTIAL VOTING: FOR

RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

                         SOCIAL AND ENVIRONMENTAL ISSUES
                         -------------------------------

SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES: CASE-BY-CASE

In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

RCM considers the following factors in evaluating proposals that address social and environmental issues:

     .    Cost to implement proposed requirement

     .    Whether any actual abuses exist

     .    Whether the company has taken any action to address the problem

     . The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

SIGN OR ENDORSE THE CERES PRINCIPLES: CASE-BY-CASE

The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

ENVIRONMENTAL REPORTING: FOR

RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

NORTHERN IRELAND (MACBRIDE PRINCIPLES): CASE-BY-CASE

The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

     . Whether any discrimination charges have been filed against the subject company within the past year;

     . Whether the subject company has subscribed to the Fair Employment Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and

     . Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

                   T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                      PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

     T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

     T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

     FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

     CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

     PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

     INVESTMENT SERVICES GROUP. The Investment Services Group ("INVESTMENT SERVICES GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

     PROXY ADMINISTRATOR. The Investment Services Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

     IN ORDER TO FACILITATE THE PROXY VOTING PROCESS, T. ROWE PRICE HAS RETAINED INSTITUTIONAL SHAREHOLDER SERVICES ("ISS") AS AN EXPERT IN THE PROXY VOTING AND CORPORATE GOVERNANCE AREA. ISS SPECIALIZES IN PROVIDING A VARIETY OF FIDUCIARY-LEVEL PROXY ADVISORY AND VOTING SERVICES. THESE SERVICES INCLUDE IN-DEPTH RESEARCH, ANALYSIS, AND VOTING RECOMMENDATIONS AS WELL AS VOTE EXECUTION, REPORTING, AUDITING AND CONSULTING ASSISTANCE FOR THE HANDLING OF PROXY VOTING RESPONSIBILITY AND CORPORATE GOVERNANCE-RELATED EFFORTS. WHILE THE PROXY COMMITTEE RELIES UPON ISS RESEARCH IN ESTABLISHING T. ROWE PRICE'S PROXY VOTING GUIDELINES, AND MANY OF OUR GUIDELINES ARE CONSISTENT WITH ISS POSITIONS,
T. ROWE PRICE DOES AT TIMES DEVIATE FROM ISS RECOMMENDATIONS ON GENERAL POLICY ISSUES OR SPECIFIC PROXY PROPOSALS.

Meeting Notification

     T. ROWE PRICE UTILIZES ISS' VOTING AGENT SERVICES TO NOTIFY US OF UPCOMING SHAREHOLDER MEETINGS FOR PORTFOLIO COMPANIES HELD IN CLIENT ACCOUNTS AND TO TRANSMIT VOTES TO THE VARIOUS CUSTODIAN BANKS OF OUR CLIENTS. ISS TRACKS AND RECONCILES T. ROWE PRICE HOLDINGS AGAINST INCOMING PROXY BALLOTS. IF BALLOTS DO NOT ARRIVE ON TIME, ISS PROCURES THEM FROM THE APPROPRIATE CUSTODIAN OR

PROXY DISTRIBUTION AGENT. MEETING AND RECORD DATE INFORMATION IS UPDATED DAILY, AND TRANSMITTED TO T. ROWE PRICE THROUGH PROXYMASTER.COM, AN ISS WEB-BASED APPLICATION. ISS IS ALSO RESPONSIBLE FOR MAINTAINING COPIES OF ALL PROXY STATEMENTS RECEIVED BY ISSUERS AND TO PROMPTLY PROVIDE SUCH MATERIALS TO T. ROWE PRICE UPON REQUEST.

Vote Determination

     ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

     Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

     Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

     ELECTION OF DIRECTORS - T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T.

     Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

..    ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

..    EXECUTIVE COMPENSATION ISSUES - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis,
     T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

..    SOCIAL AND CORPORATE RESPONSIBILITY ISSUES - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

     .    Corporate environmental practices;

     .    Board diversity;

     .    Employment practices and employment opportunity;

     .    Military, nuclear power and related energy issues;

     .    Tobacco, alcohol, infant formula and safety in advertising practices;

     .    Economic conversion and diversification;

     .    International labor practices and operating policies;

     .    Genetically-modified foods;

     .    Animal rights; and

     .    Political contributions/activities and charitable contributions.

     GLOBAL PORTFOLIO COMPANIES - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management - WHERE ISS RECOMMENDS A VOTE AGAINST MANAGEMENT ON ANY PARTICULAR PROXY ISSUE, THE PROXY ADMINISTRATOR ENSURES THAT THE PORTFOLIO MANAGER REVIEWS SUCH RECOMMENDATIONS BEFORE A VOTE IS CAST. CONSEQUENTLY, IF A PORTFOLIO MANAGER BELIEVES THAT MANAGEMENT'S VIEW ON A PARTICULAR PROXY PROPOSAL MAY ADVERSELY AFFECT THE INVESTMENT MERITS OF OWNING STOCK IN A PARTICULAR COMPANY, HE/SHE MAY ELECT TO VOTE CONTRARY TO MANAGEMENT. ALSO, OUR RESEARCH ANALYSTS ARE ASKED TO PRESENT THEIR VOTING RECOMMENDATIONS IN SUCH SITUATIONS TO OUR PORTFOLIO MANAGERS.

     INDEX AND PASSIVELY MANAGED ACCOUNTS - Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

     DIVIDED VOTES - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

     SHAREBLOCKING - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

     SECURITIES ON LOAN - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

     Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

     On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

     Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

     The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

     SPECIFIC CONFLICT OF INTEREST SITUATIONS - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

     Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

     T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                             THIRD AVENUE MANAGEMENT
                                  PROXY VOTING

As a buy and hold investor a primary consideration for any purchase candidate is a company's management. TAM's initial decision to buy securities of a company is generally based, at least in part on TAM's support for the company's management. It is therefore the policy of TAM to generally support the management of its investments and therefore a modicum of management entrenchment. While TAM generally supports a company's management it is also mindful of its rights as a shareholder and is therefore always against poison pill proposals.

The policy and procedures below describe how TAM votes proxies for its clients.

TAM's policy is to exercise voting and consent rights solely in the interest of enhancing or preserving value for its clients, including the Funds. To that end, TAM has established the following guidelines on commonly presented proxy issues, which shall be subject to ongoing periodic review by TAM's senior management and reports to the Funds' Boards of Trustees. The guidelines below are subject to exceptions on a case-by-case basis, as discussed below. It is impossible to anticipate all voting issues that may arise. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of client holdings and vote in accordance with what it believes to be the best interests of clients.

CORPORATE GOVERNANCE MATTERS
----------------------------

..    Super-majority Voting

The requirement of a super-majority vote may limit the ability of shareholders to effect change. Accordingly, TAM will normally support proposals to eliminate super-majority voting requirements and oppose proposals to impose such requirements.

..    State of Incorporation

TAM normally opposes proposals seeking to reincorporate the corporation in a state TAM deems to be unfriendly to shareholder rights.

..    Confidential Voting

Confidential voting may increase the independence of shareholders by allowing voting free from exertion of management influence. This is particularly significant with respect to employee shareholders. Accordingly, TAM will normally support such proposals.

..    Barriers to Shareholder Action

TAM will normally support proposals to lower barriers to shareholder action and oppose proposals to raise such barriers. Proposals to lower these barriers may call for shareholder rights to call special meetings or to act by written consent. TAM will normally support proposals that create or expand rights of shareholders to act by written consent or to call special meetings

..    Separate Classes of Common Stock

Classes of common stock with different voting rights limit the rights of certain shareholders. Accordingly, TAM will normally oppose adoption of one or more separate classes of stock with disparate voting rights.

..    Blank Check Preferred Stock

TAM normally will oppose proposals giving the Board of Directors rights to issue preferred stocks whose terms may be determined without shareholder consent.

..    Director Nominees

TAM reviews the qualifications of director nominees on a case-by-case basis. Absent specific concerns about qualifications, independence or past performance as a director, TAM normally approves management's recommendations.

..    Shareholder Nomination of Directors

TAM normally supports proposals to expand the ability of shareholders to nominate directors.

..    Approval of Auditor

TAM normally supports proposals to ratify independent auditors, absent reason to believe that:

..    Fees for non-audit services are excessive; or

..    The independent auditor has rendered an opinion that is inaccurate and not representative of the issuer's financial position.

..    Cumulative Voting

TAM normally opposes proposals to eliminate cumulative voting. TAM considers proposals to institute cumulative voting based on the issuer's other corporate governance provisions.

EQUITY-BASED COMPENSATION PLANS
-------------------------------

..    Approval of Plans or Plan Amendments

TAM believes that equity-based compensation plans, when properly designed and approved by shareholders, may be an effective incentive to officers and employees to add to shareholder value. TAM evaluates proposals on a case-by-case basis. However, TAM will normally oppose plans (or plan amendments) that substantially dilute its clients' ownership, provide excessive awards to participants, or have other inherently objectionable features.

TAM normally opposes plans where total potential dilution (including all equity-based plans) exceeds 15% of outstanding shares.

Note: This standard is a guideline and TAM will consider other factors such as the size of the company and the nature of the industry in evaluating a plan's impact on shareholdings.

TAM will normally oppose plans that have any of the following structural features:

..    Ability to re-price underwater options without shareholder approval.

..    Ability to issue options with an exercise price below the stock's current market price without shareholder approval.

..    Ability to issue reload options.

..    Automatic share replenishment feature.

TAM normally opposes plans not meeting the following conditions:

..    Shareholder approval should be required in order to make any material change to the plan.

..    Awards to non-employee directors should be subject to the terms of the plan and not subject to management or board discretion.

MEASURES RELATING TO TAKEOVERS
------------------------------

..    Poison Pills

TAM will normally support proposals to eliminate poison pills and TAM will normally support proposals to subject poison pills to a shareholder vote.

..    Golden Parachutes

TAM normally opposes the use of accelerated employment contracts that may result in cash grants of greater than one times annual compensation (salary and bonus) in the event of termination of employment following a change in control.

..    Classified Board

Staggered terms for directors may make it more difficult to change directors and/or control of a board, and thus to change management. Accordingly, TAM will normally support proposals to declassify the Board of Directors and oppose proposals to adopt classified board structures unless a company's charter or governing corporate law permits shareholders to remove a majority of directors any time with or without cause by a simple majority of votes cast.

..    Increases in Authorized Common Stock

TAM will normally support proposals that would require a shareholder vote in order to increase authorized shares of any class by 20% or more.

..    Greenmail

TAM will normally support proposals to restrict a company's ability to make greenmail payments.

..    State Anti-takeover Statutes

TAM believes that state anti-takeover statutes generally harm shareholders by discouraging takeover activity. Accordingly, TAM will normally vote for opting out of state anti-takeover statutes.

SOCIAL POLICY ISSUES
--------------------

TAM believes that "ordinary business matters" are the responsibility of management and should be subject only to oversight by the Board of Directors. Typically, shareholders initiate such proposals to require the company to disclose or amend certain business practices. Although TAM normally does not support these types of proposals, it may make exceptions where it believes that a proposal may have substantial economic impact.

ABSTENTION FROM VOTING
----------------------

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies during certain periods if it has made certain regulatory filings with respect to an issuer. These situations are discussed in more detail below.

FOREIGN SECURITIES
------------------

Depending on the country, numerous disadvantages may apply to voting foreign proxies. In many non-U.S. markets, shareholders who vote proxies may not be permitted to trade in the issuer's stock within a given period of time on or around the shareholder meeting date. This practice is called "share-blocking." If TAM believes it may wish to buy or sell the security during the relevant period, it will abstain from voting. In other non-U.S. markets, travel to the foreign country to vote in person, translation expense or other cost-prohibitive procedures may lead TAM to abstain from voting. TAM may be unable to vote in other certain non-U.S. markets that do not permit foreign holders to vote securities. It is also possible that TAM may not receive proxy material in time to vote due to operational difficulties in certain non-U.S. markets.

SECURITIES LENDING
------------------

In order to vote securities out on loan, the securities must be recalled. This may cause loss of revenue to advisory clients. Accordingly, TAM normally will not vote loaned securities on routine matters that would not, in its view, be important to the value of the investment.

RESTRICTIONS AFTER FILING FORM 13D
----------------------------------

If TAM has switched its beneficial ownership reporting with respect to any security from Form 13G to Form 13D, TAM may not vote or direct the voting of the securities covered by the filing until the expiration of the 10/th/ day after the Form 13D was filed.

PROCEDURES
----------

TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in the Funds.

MONITORING FOR UPCOMING VOTES
-----------------------------

TAM's Accounting Department relies on the Funds' custodian to monitor and advise of upcoming votes. Upon receiving information of an upcoming vote, the Accounting department takes all necessary steps to ensure that the appropriate paperwork and control numbers are obtained to vote shares held for the Funds. In addition, the Accounting Department informs the General Counsel or his designee who shall present proxies received to the Proxy Voting Committee.

PROXY VOTING COMMITTEE
----------------------

The Proxy Voting Committee, consisting of senior portfolio managers designated by TAM's President, determines how proxies shall be voted applying TAM's policy guidelines. TAM's General Counsel or his designee attends all meetings to present issues to be voted, field any conflict issues and document voting decisions. The Proxy Voting Committee may seek the input of TAM's Co-Chief Investment Officers, other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing.

SUBMITTING THE VOTE
-------------------

TAM's Legal Department instructs the Accounting Department in writing how to vote the shares held for the Funds in accordance with the decisions reached under the process described above. The Accounting Department shall then electronically, by telephone or via the mail (as appropriate under the circumstances) submit the vote on shares held for the Funds and provide the Legal Department with documentation that (and how) the shares have been voted.

CONFLICTS OF INTEREST
---------------------

Should any portfolio manager, research analyst, member of senior management, or other person at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. Examples of potential conflicts include:

..    A material client or vendor relationship between TAM (or an affiliate of
     TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) and the issuer of the security being voted (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer).

..    TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) has representation on the Board of Directors of the issuer (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer) of the security being voted other than in TAM's investment advisory capacity.

..    TAM (or any "access person" of TAM as defined under the Code of Ethics) has a personal, family or business relationship with any person in a significant relationship to the issuer of the security being voted. Persons in a significant relationship would include executive officers or directors or 10% shareholders of the issuer.

..    TAM's clients own different classes of securities of the same issuer that may have different interests in the matter to be voted on.

When presented with an actual, potential or appearance of conflict in voting a proxy, TAM's General Counsel shall address the matter using one of the following methods, as deemed appropriate, or other similar method designed to assure that the proxy vote is free from any improper influence:

..    Determine that there is no conflict or that it is immaterial.

..    Ensure that the proxy is voted in accordance with the policy guidelines stated above.

..    Engage an independent third party to recommend how the proxy should be voted or have the third party vote such proxy.

..    Discuss the matter with the Funds' CCO who will present the conflict to the
     Board(s) of Trustees of the Funds, and obtain direction on how to vote the Funds' securities.

TAM's General Counsel shall document each potential or actual conflict situation presented and the manner in which it was addressed. In analyzing whether conflicts are material, TAM's General Counsel shall apply the following guidelines:

..    Client or vendor relationships accounting for 2.0% or less of TAHD annual revenue will not be deemed material.

..    In analyzing conflicts relating to representation on an issuer's Board of
     Directors or a personal or family relationship to the issuer, the General Counsel will consider the degree of direct or indirect influence that the person having the relationship may have on TAM's voting process. Such situations involving TAM's senior management, portfolio managers or research analysts in the affected issuer will normally be deemed material.

RECORDKEEPING
-------------

TAM shall maintain all required records relating to its voting determinations.

1. TAM's Accounting Department shall maintain for five years (the first two in an easily accessible place) the following records relating to voting for Fund accounts:

..    Proxy statements and other solicitation material received regarding securities held in Fund accounts (NOTE: Proxy statements and other materials available on EDGAR need not be maintained separately by TAM);

..    Records of votes cast on behalf of the Funds; and

..    Records of Fund shareholder requests for proxy voting information.

2. TAM's General Counsel shall maintain for six years (two in an easily accessible place):

..    Proxy voting policies and procedures;

..    Written documentation supporting all determinations on matters not covered by the specific policy guidelines;

..    Written documentation supporting all exceptions to the policy guidelines;
     and

..    Written documentation relating to any identified actual or potential conflicts of interest and the resolution of such situations.

FUND PROXY VOTING
-----------------

The Trustees have delegated proxy voting authority to TAM, to vote generally in accordance with the Proxy Voting policies and procedures of TAM, which will be reviewed annually pursuant to the Annual Review requirements set forth herein.

MONITORING
----------

TAM's CCO will monitor TAM's proxy voting for conflicts of interest between the Funds' and other TAM clients. Where a conflict is detected the Funds' CCO will ensure that the proxies are voted in the best interest of the Funds' shareholders.

FUND REPORTING
--------------

The TAM Legal Department will file the Form N-PX required for each Fund pursuant to the 40 Act by August 31 of each year with respect to the year ended the previous June 30. The Legal Department will keep a record of information filed with the SEC for six years (two in an easily accessible place).

FORM N-PX PROCEDURES
--------------------

The TAM Accounting Department will prepare the information required for the Form N-PX Filing. A separate Form N-PX is required for each Portfolio.

Specifically, the Accounting Department will report:

1. The name of the issuer;

2. The ticker symbol;

3.   The security CUSIP number;

4.   The shareholder meeting date;

5.   A brief identification of the matter voted on;

6.   Whether the matter is a shareholder or management proposal;

7.   Whether TAM voted on the matter;

8.   How TAM voted on the matter; and

9.   Whether TAM voted with or against management.

The identification of the matter voted on should be consistent with the description in TAM's Proxy Voting Procedures or if the matter is not specifically addressed in the procedures, a description of the matter as provided in the proxy statement. All information will be prepared in a format provided by the Legal Department which will comply with the requirements of Form N-PX. The Funds' CCO will review the Form N-PX prior to filing for consistency with the Proxy Voting procedures. This report must contain the above information for all votes cast by each Fund for the 12 month period ending June 30 each year. The deadline for filing is the following August 31.

                        TURNER INVESTMENT PARTNERS, INC.
                        --------------------------------
                        TURNER INVESTMENT MANAGEMENT, LLC
                        ---------------------------------

                       PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations
   and Technology Administration
C/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003
Last revised: July 15, 2005

Western Asset Management Company-Proxy Voting Policy

     BACKGROUND

     An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

     As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

     While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

     In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

RESPONSIBILITY AND OVERSIGHT

THE WESTERN ASSET LEGAL AND COMPLIANCE DEPARTMENT ("COMPLIANCE DEPARTMENT") IS RESPONSIBLE FOR ADMINISTERING AND OVERSEEING THE PROXY VOTING PROCESS. THE GATHERING OF PROXIES IS COORDINATED THROUGH THE CORPORATE ACTIONS AREA OF

INVESTMENT SUPPORT ("CORPORATE ACTIONS"). RESEARCH ANALYSTS AND PORTFOLIO MANAGERS ARE RESPONSIBLE FOR DETERMINING APPROPRIATE VOTING POSITIONS ON EACH PROXY UTILIZING ANY APPLICABLE GUIDELINES CONTAINED IN THESE PROCEDURES.

CLIENT AUTHORITY

     AT ACCOUNT START-UP, OR UPON AMENDMENT OF AN IMA, THE APPLICABLE CLIENT IMA ARE SIMILARLY REVIEWED. IF AN AGREEMENT IS SILENT ON PROXY VOTING, BUT CONTAINS AN OVERALL DELEGATION OF DISCRETIONARY AUTHORITY OR IF THE ACCOUNT REPRESENTS ASSETS OF AN ERISA PLAN, WESTERN ASSET WILL ASSUME RESPONSIBILITY FOR PROXY VOTING. THE CLIENT ACCOUNT TRANSITION TEAM MAINTAINS A MATRIX OF PROXY VOTING AUTHORITY.

PROXY GATHERING

REGISTERED OWNERS OF RECORD, CLIENT CUSTODIANS, CLIENT BANKS AND TRUSTEES ("PROXY RECIPIENTS") THAT RECEIVE PROXY MATERIALS ON BEHALF OF CLIENTS SHOULD FORWARD THEM TO CORPORATE ACTIONS. PROXY RECIPIENTS FOR NEW CLIENTS (OR, IF WESTERN ASSET BECOMES AWARE THAT THE APPLICABLE PROXY RECIPIENT FOR AN EXISTING CLIENT HAS CHANGED, THE PROXY RECIPIENT FOR THE EXISTING CLIENT) ARE NOTIFIED AT START-UP OF APPROPRIATE ROUTING TO CORPORATE ACTIONS OF PROXY MATERIALS RECEIVED AND REMINDED OF THEIR RESPONSIBILITY TO FORWARD ALL PROXY MATERIALS ON A TIMELY BASIS. IF WESTERN ASSET PERSONNEL OTHER THAN CORPORATE ACTIONS RECEIVE PROXY MATERIALS, THEY SHOULD PROMPTLY FORWARD THE MATERIALS TO CORPORATE ACTIONS.

PROXY VOTING

ONCE PROXY MATERIALS ARE RECEIVED BY CORPORATE ACTIONS, THEY ARE FORWARDED TO THE LEGAL AND COMPLIANCE DEPARTMENT FOR COORDINATION AND THE FOLLOWING ACTIONS:

     A.   PROXIES ARE REVIEWED TO DETERMINE ACCOUNTS IMPACTED.

     B.   IMPACTED ACCOUNTS ARE CHECKED TO CONFIRM WESTERN ASSET VOTING
          AUTHORITY.

     C. LEGAL AND COMPLIANCE DEPARTMENT STAFF REVIEWS PROXY ISSUES TO DETERMINE ANY MATERIAL CONFLICTS OF INTEREST. (SEE CONFLICTS OF INTEREST SECTION OF THESE PROCEDURES FOR FURTHER INFORMATION ON DETERMINING MATERIAL CONFLICTS OF INTEREST.)

     D. IF A MATERIAL CONFLICT OF INTEREST EXISTS, (I) TO THE EXTENT REASONABLY PRACTICABLE AND PERMITTED BY APPLICABLE LAW, THE CLIENT IS PROMPTLY NOTIFIED, THE CONFLICT IS DISCLOSED AND WESTERN ASSET OBTAINS THE CLIENT'S PROXY VOTING INSTRUCTIONS, AND (II) TO THE EXTENT THAT IT IS NOT REASONABLY PRACTICABLE OR PERMITTED BY APPLICABLE LAW TO NOTIFY THE CLIENT AND OBTAIN SUCH INSTRUCTIONS (E.G., THE CLIENT IS A MUTUAL FUND OR OTHER COMMINGLED VEHICLE OR IS AN ERISA PLAN CLIENT), WESTERN ASSET SEEKS VOTING INSTRUCTIONS FROM AN INDEPENDENT THIRD PARTY.

     E. LEGAL AND COMPLIANCE DEPARTMENT STAFF PROVIDES PROXY MATERIAL TO THE APPROPRIATE RESEARCH ANALYST OR PORTFOLIO MANAGER TO OBTAIN THEIR RECOMMENDED VOTE. RESEARCH ANALYSTS AND PORTFOLIO MANAGERS DETERMINE VOTES ON A CASE-BY-CASE BASIS TAKING INTO ACCOUNT THE VOTING GUIDELINES CONTAINED IN THESE PROCEDURES. FOR AVOIDANCE OF DOUBT, DEPENDING ON THE BEST INTEREST OF EACH INDIVIDUAL CLIENT, WESTERN

          ASSET MAY VOTE THE SAME PROXY DIFFERENTLY FOR DIFFERENT CLIENTS. THE ANALYST'S OR PORTFOLIO MANAGER'S BASIS FOR THEIR DECISION IS DOCUMENTED AND MAINTAINED BY THE LEGAL AND COMPLIANCE DEPARTMENT.

     F. LEGAL AND COMPLIANCE DEPARTMENT STAFF VOTES THE PROXY PURSUANT TO THE INSTRUCTIONS RECEIVED IN (D) OR (E) AND RETURNS THE VOTED PROXY AS INDICATED IN THE PROXY MATERIALS.

TIMING

WESTERN ASSET PERSONNEL ACT IN SUCH A MANNER TO ENSURE THAT, ABSENT SPECIAL CIRCUMSTANCES, THE PROXY GATHERING AND PROXY VOTING STEPS NOTED ABOVE CAN BE COMPLETED BEFORE THE APPLICABLE DEADLINE FOR RETURNING PROXY VOTES.

RECORDKEEPING

WESTERN ASSET MAINTAINS RECORDS OF PROXIES VOTED PURSUANT TO SECTION 204-2 OF THE ADVISERS ACT AND ERISA DOL BULLETIN 94-2. THESE RECORDS INCLUDE:

     A.   A COPY OF WESTERN ASSET'S POLICIES AND PROCEDURES.

     B.   COPIES OF PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES.

     C. A COPY OF ANY DOCUMENT CREATED BY WESTERN ASSET THAT WAS MATERIAL TO MAKING A DECISION HOW TO VOTE PROXIES.

     D. EACH WRITTEN CLIENT REQUEST FOR PROXY VOTING RECORDS AND WESTERN ASSET'S WRITTEN RESPONSE TO BOTH VERBAL AND WRITTEN CLIENT REQUESTS.

     E.   A PROXY LOG INCLUDING:

          1.   ISSUER NAME;

          2.   EXCHANGE TICKER SYMBOL OF THE ISSUER'S SHARES TO BE VOTED;

          3. COUNCIL ON UNIFORM SECURITIES IDENTIFICATION PROCEDURES ("CUSIP") NUMBER FOR THE SHARES TO BE VOTED;

          4.   A BRIEF IDENTIFICATION OF THE MATTER VOTED ON;

          5. WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR BY A SHAREHOLDER OF THE ISSUER;

          6.   WHETHER A VOTE WAS CAST ON THE MATTER;

          7.   A RECORD OF HOW THE VOTE WAS CAST; AND

          8. WHETHER THE VOTE WAS CAST FOR OR AGAINST THE RECOMMENDATION OF THE ISSUER'S MANAGEMENT TEAM.

RECORDS ARE MAINTAINED IN AN EASILY ACCESSIBLE PLACE FOR FIVE YEARS, THE FIRST TWO IN WESTERN ASSET'S OFFICES.

DISCLOSURE

WESTERN ASSET'S PROXY POLICIES ARE DESCRIBED IN THE FIRM'S PART II OF FORM ADV. CLIENTS WILL BE PROVIDED A COPY OF THESE POLICIES AND PROCEDURES UPON REQUEST. IN ADDITION, UPON REQUEST, CLIENTS MAY RECEIVE REPORTS ON HOW THEIR PROXIES HAVE BEEN VOTED.

CONFLICTS OF INTEREST

ALL PROXIES ARE REVIEWED BY THE LEGAL AND COMPLIANCE DEPARTMENT FOR MATERIAL CONFLICTS OF INTEREST. ISSUES TO BE REVIEWED INCLUDE, BUT ARE NOT LIMITED TO:

          1. WHETHER WESTERN (OR, TO THE EXTENT REQUIRED TO BE CONSIDERED BY APPLICABLE LAW, ITS AFFILIATES) MANAGES ASSETS FOR THE COMPANY OR AN EMPLOYEE GROUP OF THE COMPANY OR OTHERWISE HAS AN INTEREST IN THE COMPANY;

          2. WHETHER WESTERN OR AN OFFICER OR DIRECTOR OF WESTERN OR THE APPLICABLE PORTFOLIO MANAGER OR ANALYST RESPONSIBLE FOR RECOMMENDING THE PROXY VOTE (TOGETHER, "VOTING PERSONS") IS A CLOSE RELATIVE OF OR HAS A PERSONAL OR BUSINESS RELATIONSHIP WITH AN EXECUTIVE, DIRECTOR OR PERSON WHO IS A CANDIDATE FOR DIRECTOR OF THE COMPANY OR IS A PARTICIPANT IN A PROXY CONTEST; AND

          3. WHETHER THERE IS ANY OTHER BUSINESS OR PERSONAL RELATIONSHIP WHERE A VOTING PERSON HAS A PERSONAL INTEREST IN THE OUTCOME OF THE MATTER BEFORE SHAREHOLDERS.

VOTING GUIDELINES

WESTERN ASSET'S SUBSTANTIVE VOTING DECISIONS TURN ON THE PARTICULAR FACTS AND CIRCUMSTANCES OF EACH PROXY VOTE AND ARE EVALUATED BY THE DESIGNATED RESEARCH ANALYST OR PORTFOLIO MANAGER. THE EXAMPLES OUTLINED BELOW ARE MEANT AS GUIDELINES TO AID IN THE DECISION MAKING PROCESS.

GUIDELINES ARE GROUPED ACCORDING TO THE TYPES OF PROPOSALS GENERALLY PRESENTED TO SHAREHOLDERS. PART I DEALS WITH PROPOSALS WHICH HAVE BEEN APPROVED AND ARE RECOMMENDED BY A COMPANY'S BOARD OF DIRECTORS; PART II DEALS WITH PROPOSALS SUBMITTED BY SHAREHOLDERS FOR INCLUSION IN PROXY STATEMENTS; PART III ADDRESSES ISSUES RELATING TO VOTING SHARES OF INVESTMENT COMPANIES; AND PART IV ADDRESSES UNIQUE CONSIDERATIONS PERTAINING TO FOREIGN ISSUERS.

I.   BOARD APPROVED PROPOSALS

THE VAST MAJORITY OF MATTERS PRESENTED TO SHAREHOLDERS FOR A VOTE INVOLVE PROPOSALS MADE BY A COMPANY ITSELF THAT HAVE BEEN APPROVED AND RECOMMENDED BY ITS BOARD OF DIRECTORS. IN VIEW OF THE ENHANCED CORPORATE GOVERNANCE PRACTICES CURRENTLY BEING IMPLEMENTED IN PUBLIC COMPANIES, WESTERN ASSET GENERALLY VOTES IN SUPPORT OF DECISIONS REACHED BY INDEPENDENT BOARDS OF DIRECTORS. MORE SPECIFIC GUIDELINES RELATED TO CERTAIN BOARD-APPROVED PROPOSALS ARE AS FOLLOWS:

     1.   MATTERS RELATING TO THE BOARD OF DIRECTORS

     WESTERN ASSET VOTES PROXIES FOR THE ELECTION OF THE COMPANY'S NOMINEES FOR DIRECTORS AND FOR BOARD-APPROVED PROPOSALS ON OTHER MATTERS RELATING TO THE BOARD OF DIRECTORS WITH THE FOLLOWING EXCEPTIONS:

     A. VOTES ARE WITHHELD FOR THE ENTIRE BOARD OF DIRECTORS IF THE BOARD DOES NOT HAVE A MAJORITY OF INDEPENDENT DIRECTORS OR THE BOARD DOES NOT HAVE NOMINATING, AUDIT AND COMPENSATION COMMITTEES COMPOSED SOLELY OF INDEPENDENT DIRECTORS.

     B. VOTES ARE WITHHELD FOR ANY NOMINEE FOR DIRECTOR WHO IS CONSIDERED AN INDEPENDENT DIRECTOR BY THE COMPANY AND WHO HAS RECEIVED COMPENSATION FROM THE COMPANY OTHER THAN FOR SERVICE AS A DIRECTOR.

     C. VOTES ARE WITHHELD FOR ANY NOMINEE FOR DIRECTOR WHO ATTENDS LESS THAN 75% OF BOARD AND COMMITTEE MEETINGS WITHOUT VALID REASONS FOR ABSENCES.

     D. VOTES ARE CAST ON A CASE-BY-CASE BASIS IN CONTESTED ELECTIONS OF DIRECTORS.

     2.   MATTERS RELATING TO EXECUTIVE COMPENSATION

     WESTERN ASSET GENERALLY FAVORS COMPENSATION PROGRAMS THAT RELATE EXECUTIVE COMPENSATION TO A COMPANY'S LONG-TERM PERFORMANCE. VOTES ARE CAST ON A CASE-BY-CASE BASIS ON BOARD-APPROVED PROPOSALS RELATING TO EXECUTIVE COMPENSATION, EXCEPT AS FOLLOWS:

     A. EXCEPT WHERE THE FIRM IS OTHERWISE WITHHOLDING VOTES FOR THE ENTIRE BOARD OF DIRECTORS, WESTERN ASSET VOTES FOR STOCK OPTION PLANS THAT WILL RESULT IN A MINIMAL ANNUAL DILUTION.

     B. WESTERN ASSET VOTES AGAINST STOCK OPTION PLANS OR PROPOSALS THAT PERMIT REPLACING OR REPRICING OF UNDERWATER OPTIONS.

     C. WESTERN ASSET VOTES AGAINST STOCK OPTION PLANS THAT PERMIT ISSUANCE OF OPTIONS WITH AN EXERCISE PRICE BELOW THE STOCK'S CURRENT MARKET PRICE.

     D. EXCEPT WHERE THE FIRM IS OTHERWISE WITHHOLDING VOTES FOR THE ENTIRE BOARD OF DIRECTORS, WESTERN ASSET VOTES FOR EMPLOYEE STOCK PURCHASE PLANS THAT LIMIT THE DISCOUNT FOR SHARES PURCHASED UNDER THE PLAN TO NO MORE THAN 15% OF THEIR MARKET VALUE, HAVE AN OFFERING PERIOD OF 27 MONTHS OR LESS AND RESULT IN DILUTION OF 10% OR LESS.

     3.   MATTERS RELATING TO CAPITALIZATION

          THE MANAGEMENT OF A COMPANY'S CAPITAL STRUCTURE INVOLVES A NUMBER OF IMPORTANT ISSUES, INCLUDING CASH FLOWS, FINANCING NEEDS AND MARKET CONDITIONS THAT ARE UNIQUE TO THE CIRCUMSTANCES OF EACH COMPANY. AS A RESULT, WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON BOARD-APPROVED PROPOSALS INVOLVING CHANGES TO A COMPANY'S CAPITALIZATION EXCEPT WHERE WESTERN ASSET IS OTHERWISE WITHHOLDING VOTES FOR THE ENTIRE BOARD OF DIRECTORS.

          A. WESTERN ASSET VOTES FOR PROPOSALS RELATING TO THE AUTHORIZATION OF ADDITIONAL COMMON STOCK.

          B. WESTERN ASSET VOTES FOR PROPOSALS TO EFFECT STOCK SPLITS (EXCLUDING REVERSE STOCK SPLITS).

          C. WESTERN ASSET VOTES FOR PROPOSALS AUTHORIZING SHARE REPURCHASE PROGRAMS.

     4. MATTERS RELATING TO ACQUISITIONS, MERGERS, REORGANIZATIONS AND OTHER TRANSACTIONS

          WESTERN ASSET VOTES THESE ISSUES ON A CASE-BY-CASE BASIS ON BOARD-APPROVED TRANSACTIONS.

     5.   MATTERS RELATING TO ANTI-TAKEOVER MEASURES

          WESTERN ASSET VOTES AGAINST BOARD-APPROVED PROPOSALS TO ADOPT ANTI-TAKEOVER MEASURES EXCEPT AS FOLLOWS:

          A. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS TO RATIFY OR APPROVE SHAREHOLDER RIGHTS PLANS.

          B. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS TO ADOPT FAIR PRICE PROVISIONS.

     6.   OTHER BUSINESS MATTERS

          WESTERN ASSET VOTES FOR BOARD-APPROVED PROPOSALS APPROVING SUCH ROUTINE BUSINESS MATTERS SUCH AS CHANGING THE COMPANY'S NAME, RATIFYING THE APPOINTMENT OF AUDITORS AND PROCEDURAL MATTERS RELATING TO THE SHAREHOLDER MEETING.

          A. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS TO AMEND A COMPANY'S CHARTER OR BYLAWS.

          B. WESTERN ASSET VOTES AGAINST AUTHORIZATION TO TRANSACT OTHER UNIDENTIFIED, SUBSTANTIVE BUSINESS AT THE MEETING.

II.  SHAREHOLDER PROPOSALS

SEC REGULATIONS PERMIT SHAREHOLDERS TO SUBMIT PROPOSALS FOR INCLUSION IN A COMPANY'S PROXY STATEMENT. THESE PROPOSALS GENERALLY SEEK TO CHANGE SOME ASPECT OF A COMPANY'S CORPORATE GOVERNANCE STRUCTURE OR TO CHANGE SOME ASPECT OF ITS BUSINESS OPERATIONS. WESTERN ASSET VOTES IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS ON ALL SHAREHOLDER PROPOSALS, EXCEPT AS
FOLLOWS:

     1. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS TO REQUIRE SHAREHOLDER APPROVAL OF SHAREHOLDER RIGHTS PLANS.

     2. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS THAT ARE CONSISTENT WITH WESTERN ASSET'S PROXY VOTING GUIDELINES FOR BOARD-APPROVED PROPOSALS.

     3. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON OTHER SHAREHOLDER PROPOSALS WHERE THE FIRM IS OTHERWISE WITHHOLDING VOTES FOR THE ENTIRE BOARD OF DIRECTORS.

III. VOTING SHARES OF INVESTMENT COMPANIES

WESTERN ASSET MAY UTILIZE SHARES OF OPEN OR CLOSED-END INVESTMENT COMPANIES TO IMPLEMENT ITS INVESTMENT STRATEGIES. SHAREHOLDER VOTES FOR INVESTMENT COMPANIES THAT FALL WITHIN THE CATEGORIES LISTED IN PARTS I AND II ABOVE ARE VOTED IN ACCORDANCE WITH THOSE GUIDELINES.

     1. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS RELATING TO CHANGES IN THE INVESTMENT OBJECTIVES OF AN INVESTMENT COMPANY TAKING INTO ACCOUNT THE ORIGINAL INTENT OF THE FUND AND THE ROLE THE FUND PLAYS IN THE CLIENTS' PORTFOLIOS.

     2. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ALL PROPOSALS THAT WOULD RESULT IN INCREASES IN EXPENSES (E.G., PROPOSALS TO ADOPT 12B-1 PLANS, ALTER INVESTMENT ADVISORY ARRANGEMENTS OR APPROVE FUND MERGERS) TAKING INTO ACCOUNT COMPARABLE EXPENSES FOR SIMILAR FUNDS AND THE SERVICES TO BE PROVIDED.

IV.  VOTING SHARES OF FOREIGN ISSUERS

IN THE EVENT WESTERN ASSET IS REQUIRED TO VOTE ON SECURITIES HELD IN NON-U.S. ISSUERS - I.E. ISSUERS THAT ARE INCORPORATED UNDER THE LAWS OF A FOREIGN JURISDICTION AND THAT ARE NOT LISTED ON A U.S. SECURITIES EXCHANGE OR THE NASDAQ STOCK MARKET, THE FOLLOWING GUIDELINES ARE USED, WHICH ARE PREMISED ON THE EXISTENCE OF A SOUND CORPORATE GOVERNANCE AND DISCLOSURE FRAMEWORK. THESE GUIDELINES, HOWEVER, MAY NOT BE APPROPRIATE UNDER SOME CIRCUMSTANCES FOR FOREIGN ISSUERS AND THEREFORE APPLY ONLY WHERE APPLICABLE.

     1. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS CALLING FOR A MAJORITY OF THE DIRECTORS TO BE INDEPENDENT OF MANAGEMENT.

     2. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS SEEKING TO INCREASE THE INDEPENDENCE OF BOARD NOMINATING, AUDIT AND COMPENSATION COMMITTEES.

     3. WESTERN ASSET VOTES FOR SHAREHOLDER PROPOSALS THAT IMPLEMENT CORPORATE GOVERNANCE STANDARDS SIMILAR TO THOSE ESTABLISHED UNDER U.S. FEDERAL LAW AND THE LISTING REQUIREMENTS OF U.S. STOCK EXCHANGES, AND THAT DO NOT OTHERWISE VIOLATE THE LAWS OF THE JURISDICTION UNDER WHICH THE COMPANY IS INCORPORATED.

     4. WESTERN ASSET VOTES ON A CASE-BY-CASE BASIS ON PROPOSALS RELATING TO (1) THE ISSUANCE OF COMMON STOCK IN EXCESS OF 20% OF A COMPANY'S OUTSTANDING COMMON STOCK WHERE SHAREHOLDERS DO NOT HAVE PREEMPTIVE RIGHTS, OR (2) THE ISSUANCE OF COMMON STOCK IN EXCESS OF 100% OF A COMPANY'S OUTSTANDING COMMON STOCK WHERE SHAREHOLDERS HAVE PREEMPTIVE RIGHTS.

                                Appendix C

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     MET/AIM CAPITAL APPRECIATION PORTFOLIO
                          AIM CAPITAL MANAGEMENT, INC.

(A)(1)
PORTFOLIO
MANAGER'S                                                                       (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER
NAME (AS                                                                        OF ACCOUNTS AND THE TOTAL ASSETS
IN THE ACCOUNTS
LISTED IN   (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND    WITH RESPECT TO WHICH THE
ADVISORY FEE IS BASED ON
PROSPECTUS) THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY       THE PERFORMANCE OF THE ACCOUNT
----------- ------------------------------------------------------------------
----------------------------------------------------
                                                                                      (A)               (B)
                       (A)                      (B)                                REGISTERED       OTHER POOLED
              REGISTERED INVESTMENT        OTHER POOLED              (C)           INVESTMENT
INVESTMENT            (C)
                   COMPANIES            INVESTMENT VEHICLES    OTHER ACCOUNTS      COMPANIES
VEHICLES       OTHER ACCOUNTS
            -------------------------  ---------------------  ----------------  ----------------
----------------  ----------------
             NUMBER                     NUMBER                 NUMBER            NUMBER
NUMBER            NUMBER
               OF                         OF        TOTAL        OF      TOTAL     OF      TOTAL     OF
TOTAL     OF      TOTAL
            ACCOUNTS    TOTAL ASSETS   ACCOUNTS    ASSETS     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS
ASSETS  ACCOUNTS  ASSETS
            --------  ---------------  --------  -----------  --------  ------  --------  ------  --------
------  --------  ------




Kirk L.
Anderson       6      $10,275,177,972     1      $53,076,342    None     None     None     None     None
None     None     None

James G.
Birdsall       6      $10,845,329,126     1      $53,076,342    None     None     None     None     None
None     None     None

Robert J.
Lloyd          6      $12,212,279,910     1      $53,076,342    None     None     None     None     None
None     None     None

Lanny H.
Sachnowitz     5      $ 9,825,405,957     1      $53,076,342    None     None     None     None     None
None     None     None

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
-----------

Kirk L. Anderson      X
James G. Birdsall     X
Robert J. Lloyd       X
Lanny H. Sachnowitz   X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS:

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

     . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

     . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

     . With respect to securities transactions for the funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

     . Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     AIM and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(C) COMPENSATION

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package and a relocation package if such benefit is available. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

..    BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

..    ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would result in compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

..    EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

..    PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

..    PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                       MET/AIM SMALL CAP GROWTH PORTFOLIO
                         A I M CAPITAL MANAGEMENT, INC.


(A)(1)
PORTFOLIO
MANAGER'S                                                                    (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME (AS       (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY  ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
LISTED IN      AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH      RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
PROSPECTUS)    CATEGORY                                                      PERFORMANCE OF THE ACCOUNT
------------   ------------------------------------------------------------
----------------------------------------------------
                                                (B)                                 (A)               (B)
                          (A)              OTHER POOLED                         REGISTERED       OTHER POOLED
                 REGISTERED INVESTMENT      INVESTMENT            (C)           INVESTMENT
INVESTMENT            (C)
                       COMPANIES             VEHICLES       OTHER ACCOUNTS       COMPANIES         VEHICLES
OTHER ACCOUNTS
               ------------------------  ----------------  ----------------  ----------------  ----------------
----------------
                NUMBER                    NUMBER            NUMBER            NUMBER            NUMBER
NUMBER
                  OF                        OF      TOTAL     OF      TOTAL     OF      TOTAL     OF
TOTAL     OF      TOTAL
               ACCOUNTS   TOTAL ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
ACCOUNTS  ASSETS
               --------  --------------  --------  ------  --------  ------  ----------------  ----------------
--------  ------

Juliet S.
Ellis              6     $2,517,850,402    None     None     None     None     None     None     None
None     None     None
Juan R.
Hartsfield         6     $2,517,850,402    None     None     None     None     None     None     None
None     None     None

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Juliet S.
Ellis               X
Juan R.
Hartsfield          X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS:

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

     . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

     . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

     . With respect to securities transactions for the funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

     . Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     AIM and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(C) COMPENSATION

      AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

..    BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

..    ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would result in compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

..    EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

..    PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

..    PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                    BATTERYMARCH GROWTH AND INCOME PORTFOLIO
                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.

(A)(1) PORTFOLIO
MANAGER'S
NAME
(AS LISTED IN      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE TOTAL
PROSPECTUS)        ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-----------------  ----------------------------------------------------------------------------
                              (A)                       (B)
                     REGISTERED INVESTMENT    OTHER POOLED INVESTMENT             (C)
                           COMPANIES                 VEHICLES               OTHER ACCOUNTS
                   ------------------------  ------------------------  ------------------------
                    NUMBER                    NUMBER                    NUMBER
                      OF                        OF                        OF
                   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
                   --------  --------------  --------  --------------  --------  --------------
Yu-Nien (Charles)
Ko, CFA               16     $4,931,248,213     13     $1,006,333,474     157    $9,146,891.171
Stephen A.
Lanzendorf, CFA       16     $4,931,248,213     13     $1,006,333,474     157    $9,146,891.171

(A)(1) PORTFOLIO
MANAGER'S
NAME               (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
(AS LISTED IN      AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
PROSPECTUS)        ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
-----------------  ----------------------------------------------------------------
                          (A)                  (B)
                      REGISTERED          OTHER POOLED
                      INVESTMENT           INVESTMENT                  (C)
                       COMPANIES           VEHICLES               OTHER ACCOUNTS
                   ----------------  ----------------------  ----------------------
                    NUMBER            NUMBER                  NUMBER
                      OF     TOTAL      OF                      OF
                   ACCOUNTS  ASSETS  ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
                   --------  ------  --------  ------------  --------  ------------
Yu-Nien (Charles)
Ko, CFA                0       $0        2     $169,822,487      9     $876,256,476
Stephen A.
Lanzendorf, CFA        0       $0        2     $169,822,487      9     $876,256,476

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Investment Opportunities
--------------------------------------

If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.

Opposite (i.e., Contradictory) Transactions in Securities
---------------------------------------------------------

Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Personal Securities Transactions
--------------------------------
Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by

Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

(B) COMPENSATION

Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

..    Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

..    Portfolio manager assistance in servicing clients; and

..    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER       NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000
$500,001-$1,000,000  $1,000,000
----------------------  ----  ----------  ---------------  ----------------  -----------------
-------------------  ----------

Yu-Nien (Charles) Ko,
CFA                      X
Stephen A. Lanzendorf,
CFA                      X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      BATTERYMARCH MID-CAP STOCK PORTFOLIO
                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.

(A)(1) PORTFOLIO
MANAGER'S
NAME
(AS LISTED IN      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE TOTAL
PROSPECTUS)        ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-----------------  ----------------------------------------------------------------------------
                              (A)                      (B)
                     REGISTERED INVESTMENT    OTHER POOLED INVESTMENT            (C)
                           COMPANIES                 VEHICLES               OTHER ACCOUNTS
                   ------------------------  ------------------------  ------------------------
                    NUMBER                    NUMBER                    NUMBER
                      OF                        OF                       OF
                   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
                   --------  --------------  --------  --------------  --------  --------------
Yu-Nien (Charles)
Ko, CFA               16     $4,931,248,213     13     $1,006,333,474     157    $9,146,891.171
Stephen A.
Lanzendorf, CFA       16     $4,931,248,213     13     $1,006,333,474     157    $9,146,891.171

(A)(1) PORTFOLIO
MANAGER'S
NAME               (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
(AS LISTED IN      AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
PROSPECTUS)        ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
-----------------  ----------------------------------------------------------------
                           (A)                  (B)
                       REGISTERED          OTHER POOLED
                       INVESTMENT            INVESTMENT               (C)
                       COMPANIES              VEHICLES           OTHER ACCOUNTS
                   ----------------  ----------------------  ----------------------
                    NUMBER            NUMBER                  NUMBER
                      OF      TOTAL     OF                      OF
                   ACCOUNTS  ASSETS  ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
                   --------  ------  --------  ------------  --------  ------------
Yu-Nien (Charles)
Ko, CFA                0       $0       2      $169,822,487      9     $876,256,476
Stephen A.
Lanzendorf, CFA        0       $0       2      $169,822,487      9     $876,256,476

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Investment Opportunities
--------------------------------------

If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.

Opposite (i.e., Contradictory) Transactions in Securities
---------------------------------------------------------

Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Personal Securities Transactions
--------------------------------

Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by

Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

(B) COMPENSATION

Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

..    Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

..    Portfolio manager assistance in servicing clients; and

..    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                 $500,001-
OVER
PORTFOLIO MANAGER       NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $1,000,000
$1,000,000
----------------------  ----  ----------  ---------------  ----------------  -----------------  ----------
----------
Yu-Nien (Charles) Ko,
CFA                      X
Stephen A. Lanzendorf,
CFA                      X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.

(A)(1)
PORTFOLIO
MANAGER'S
NAME
(AS LISTED IN      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE TOTAL
PROSPECTUS)        ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-----------------  ----------------------------------------------------------------------------
                              (A)                        (B)
                     REGISTERED INVESTMENT     OTHER POOLED INVESTMENT             (C)
                           COMPANIES                  VEHICLES               OTHER ACCOUNTS
                   ------------------------   -----------------------   ------------------------
                     NUMBER                    NUMBER                    NUMBER
                       OF                        OF                        OF
                    ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
                   ---------   ------------   --------   ------------   --------   -------------
Yu-Nien (Charles)     16      $4,931,248,213     13     $1,006,333,474     157    $9,146,891.171
Ko, CFA

Stephen A.            16      $4,931,248,213     13     $1,006,333,474     157    $9,146,891.171
Lanzendorf, CFA

(A)(1)
PORTFOLIO
MANAGER'S
NAME               (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
(AS LISTED IN      AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
PROSPECTUS)        ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
-----------------  ----------------------------------------------------------------
                          (A)
                      REGISTERED               (B)
                      INVESTMENT          OTHER POOLED                 (C)
                       COMPANIES       INVESTMENT VEHICLES       OTHER ACCOUNTS
                   ----------------  ----------------------  ----------------------
                    NUMBER            NUMBER                  NUMBER
                      OF      TOTAL     OF                      OF
                   ACCOUNTS  ASSETS  ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
                   --------  ------  --------  ------------  --------  ------------
Yu-Nien (Charles)     0        $0        2     $169,822,487      9     $876,256,476
Ko, CFA

Stephen A.            0        $0        2     $169,822,487      9     $876,256,476
Lanzendorf, CFA

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Investment Opportunities
--------------------------------------

If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.

Opposite (i.e., Contradictory) Transactions in Securities
---------------------------------------------------------

Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Personal Securities Transactions
--------------------------------

Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

(B) COMPENSATION

Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

..    Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

..    Portfolio manager assistance in servicing clients; and

..    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER       NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000
$500,001-$1,000,000  $1,000,000
----------------------  ----  ----------  ---------------  ----------------  -----------------
-------------------  ----------

Yu-Nien (Charles) Ko,    X
CFA
Stephen A. Lanzendorf,   X
CFA

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                            CLEARBRIDGE ADVISORS, LLC

(A)(1)
PORTFOLIO
MANAGER'S
NAME
(AS LISTED IN  (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE TOTAL
PROSPECTUS)    ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-------------  ---------------------------------------------------------------------------
                          (A)                      (B)
                 REGISTERED INVESTMENT   OTHER POOLED INVESTMENT            (C)
                       COMPANIES                 VEHICLES              OTHER ACCOUNTS
               ------------------------  -----------------------  ------------------------
               NUMBER OF                 NUMBER OF                NUMBER OF
                ACCOUNTS   TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
               ---------  -------------  ---------  ------------  ---------  -------------
Peter Luke         1      $0.09 Billion      0           0            1      $0.63 Billion

(A)(1)
PORTFOLIO
MANAGER'S      (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
NAME           ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
(AS LISTED IN  RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)    PERFORMANCE OF THE ACCOUNT
-------------  -------------------------------------------------------
                      (A)
                   REGISTERED         (B) OTHER
                   INVESTMENT     POOLED INVESTMENT         (C)
                   COMPANIES           VEHICLES        OTHER ACCOUNTS
               -----------------  -----------------  -----------------
               NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF  TOTAL
                ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
               ---------  ------  ---------  ------  ---------  ------
Peter Luke         0        0         0         0        0         0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above. The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

SELECTION OF BROKER/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of

1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

RELATED BUSINESS OPPORTUNITIES. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(B) COMPENSATION

     ClearBridge Advisors, LLC ("ClearBridge") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

     ClearBridge has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of ClearBridge's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

     The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-ClearBridge investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer.). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

     Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                                  $500,001-
OVER
PORTFOLIO MANAGER   NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $1,000,000
$1,000,000
-----------------   ----   ----------   ---------------   ----------------   -----------------   ----------
----------
Peter Luke          X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                       BLACKROCK LARGE-CAP CORE PORTFOLIO
                             BLACKROCK ADVISORS, LLC

(A)(1)
PORTFOLIO
MANAGER'S
NAME                                                                  (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2)
NUMBER OF
(AS LISTED   (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH      ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
IN           CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED    RESPECT TO WHICH THE ADVISORY FEE IS BASED
ON THE
PROSPECTUS)  WITHIN EACH CATEGORY                                     PERFORMANCE OF THE ACCOUNT
-----------  -------------------------------------------------------
----------------------------------------------------
                    (A)                (B)                                  (A)                (B)
                 REGISTERED        OTHER POOLED                          REGISTERED       OTHER POOLED
                 INVESTMENT         INVESTMENT            (C)            INVESTMENT        INVESTMENT
(C)
                 COMPANIES           VEHICLES        OTHER ACCOUNTS      COMPANIES          VEHICLES       OTHER
ACCOUNTS
             -----------------  -----------------  -----------------  ----------------  ----------------
----------------
              NUMBER             NUMBER             NUMBER             NUMBER            NUMBER            NUMBER
                OF      TOTAL      OF      TOTAL      OF      TOTAL      OF      TOTAL     OF      TOTAL
OF      TOTAL
             ACCOUNTS   ASSETS  ACCOUNTS   ASSETS  ACCOUNTS  ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
ACCOUNTS  ASSETS
             --------  -------  --------  -------  --------  -------  --------  ------  --------  ------
--------  ------

Robert C.       23     $18.1       4      $8.6        7      $495
Doll                   billion            billion            million     0        $0        0       $0
0        $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates.) officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for a Portfolio, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Portfolio.

(B) COMPENSATION

     BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

     Prior to October 2, 2006, Mr. Doll was employed by Merrill Lynch Investment Managers, L.P., which had its own compensation program. On and after October 2, 2006, Mr. Doll's compensation will be as described herein.

     BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

     LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP") -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

     DEFERRED COMPENSATION PROGRAM -- A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

     OPTIONS AND RESTRICTED STOCK AWARDS -- While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

     INCENTIVE SAVINGS PLANS -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan
(RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

     Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolios, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. For Mr. Doll, the relevant benchmark is the Russell 1000 Index for the Portfolio.

     Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

(C) OWNERSHIP OF SECURITIES


OVER
PORTFOLIO MANAGER   NONE   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000
$500,001-$1,000,000   $1,000,000
-----------------   ----   ----------   ---------------   ----------------   -----------------
-------------------   ----------

Robert C. Doll       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           Met Investors Series Trust
                              BlackRock High Yield
                                    Portfolio
                               BlackRock Financial
                                Management, Inc.
                               ----------------

 (a)(1) Portfolio Manager's
             Name
                            (a)(2) Number of other accounts managed within each category
  (as listed in Prospectus) and the total assets in the accounts managed within each category
  -------------------------    -----------------------------------------------------------------
       ------------------------------------------------------------------------------
                         (A)                          (B)
                REGISTERED INVESTMENT           OTHER POOLED                   (C)
                      COMPANIES             INVESTMENT VEHICLES          OTHER ACCOUNTS
             -------------------------  ------------------------  ------------------------
              NUMBER                     NUMBER                    NUMBER
                OF                         OF                        OF
             ACCOUNTS    TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
             --------  ---------------  --------  --------------  --------  --------------


Kevin J. Booth     7       $4.1           5       $2.2              3         $461
                           billion                billion                    million
Jeff Gary         16       $6.6           6       $6.3             23         $3.5
                           billion                billion                    billion
Scott Amero       41       $31.4         31       $7.8            281         $94.1
                           billion                billion                   billion
James Keenan       9       $4.4           3       $486             18         $2.7
                            billion                million                   million

 (a)(1)     Portfolio Manager's (a)(3) For each of the categories in (a)(2)
                Name             Number of accounts and the total assets in the
                                 accounts with respect to which the
  (as listed in Prospectus)    advisory fee is based on the performance of the account
  -------------------------    --------------------------------------------------------------
                                     (A)               (B)
                                 Registered         Other Pooled Investment
                                                      Investment          (C)
                                  Companies             Vehicles          Other Accounts
                               -------------------- -------------------- --------------------
                                Number               Number               Number
                                  of       Total       of      Total        of      Total
                               Accounts    Assets   Accounts   Assets    Accounts   Assets
                               --------    ------   --------    -------  --------    -------
Kevin J. Booth                   None       None       2       $559          3      $461
                                                               million              million
Jeff Gary                        None       None       4       $1.7          5      $768
                                                               billion              million
Scott Amero                      None       None       4       $1.6         24      $7.8
                                                               billion              billion
James Keenan                     None       None       1       $348          3      $398
                                                               million              million

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of itsaffiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Eachportfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that Messrs. Amero, Booth, Gary and Keenan currently manage certain accounts that are subject to performance fees. In addition, Messrs. Amero, Booth, Gary and Keenan assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(B) COMPENSATION

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

    LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP") -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Messrs. Amero, Booth, Gary and Keenan have received awards under the LTIP.

    DEFERRED COMPENSATION PROGRAM -- A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Messrs. Amero,

    Booth and Gary was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers including Messrs. Amero, Booth and Keenan are paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

    OPTIONS AND RESTRICTED STOCK AWARDS -- While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Amero has been granted stock options in prior years, and Messrs. Amero and Gary participate in BlackRock's restricted stock program.

    INCENTIVE SAVINGS PLANS -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan
    (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Portfolio's portfolio managers, such benchmarks include the following:

Portfolio Manager   Portfolio(s) Managed           Benchmarks Applicable to Each Manager
-----------------   -------------------- ---------------------------------------------------------
James  Keenan, CFA High Yield Bond       A combination of market-based indices
                                         (e.g., The Lehman Brothers U.S.
                                         Corporate High Yield 2% Issuer Cap
                                         Index), certain customized indices and
                                         certain fund industry peer groups.
Kevin J. Booth, CFA High Yield Bond      A combination of market-based indices
                                         (e.g., The Lehman Brothers U.S.
                                         Corporate High Yield 2% Issuer Cap
                                         Index), certain customized indices and
                                         certain fund industry peer groups.

The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the portfolios and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


Portfolio Manager none $1-$10,000 $10,001-$50,000 $50,001-$100,000 $100,001-$500,000 $500,001-$1,000,000 Over $1,000,000
----------------- ---- ---------- --------------- ---------------- ----------------- ----------------------------------
----------
 Jeff Gary         X
 Kevin J. Booth    X
 Scott Amero       X
 James Keenan      X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                 LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO
                            CLEARBRIDGE ADVISORS, LLC

(A)(1) PORTFOLIO
MANAGER'S                                                                     (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME              (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH         ACCOUNTS AND THE TOTAL ASSETS IN
THE ACCOUNTS WITH
(AS LISTED IN     CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED       RESPECT TO WHICH THE ADVISORY FEE
IS BASED ON THE
PROSPECTUS)       WITHIN EACH CATEGORY                                        PERFORMANCE OF THE ACCOUNT
----------------  ----------------------------------------------------------
------------------------------------------------------
                          (A)                 (B)                                    (A)                (B)
                      REGISTERED         OTHER POOLED                             REGISTERED        OTHER POOLED
                      INVESTMENT          INVESTMENT              (C)             INVESTMENT
INVESTMENT            (C)
                       COMPANIES           VEHICLES         OTHER ACCOUNTS         COMPANIES
VEHICLES       OTHER ACCOUNTS
                  ------------------  ------------------  ------------------  -----------------
-----------------  ----------------

NUMBER
                  NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF   TOTAL  NUMBER OF
TOTAL     OF      TOTAL
                   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS  ASSETS   ACCOUNTS
ASSETS  ACCOUNTS  ASSETS
                  ---------  -------  ---------  -------  ---------  -------  ---------  ------  ---------
------  --------  ------

Richard Freeman       12      $13.7       2       $0.46    115,497    $ 13.2      0         0        0
0        0       0
                             Billion             Billion             Billion
Evan Bauman            1      $0.27       2       $0.46    116,012    $14.75      0         0        0
0        0       0
                             Billion             Billion             Billion

((A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above. The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

SELECTION OF BROKER/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

RELATED BUSINESS OPPORTUNITIES. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(B) COMPENSATION

     ClearBridge Advisors, LLC ("ClearBridge") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

     ClearBridge has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of ClearBridge's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

     The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-ClearBridge investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer.). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

     Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                        $10,001-   $50,001-   $100,001-    $500,001-      OVER
PORTFOLIO MANAGER   NONE   $1-$10,000    $50,000   $100,000    $500,000   $1,000,000   $1,000,000
-----------------   ----   ----------   --------   --------   ---------   ----------   ----------
Richard Freeman     X
Evan Bauman         X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                        DREMAN SMALL-CAP VALUE PORTFOLIO
                           DREMAN VALUE MANAGEMENT LLC


(A)(1) PORTFOLIO
MANAGER'S                                                                     (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME              (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH         ACCOUNTS AND THE TOTAL ASSETS IN
THE ACCOUNTS WITH
(AS LISTED IN     CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED       RESPECT TO WHICH THE ADVISORY FEE
IS BASED ON THE
PROSPECTUS)       WITHIN EACH CATEGORY                                        PERFORMANCE OF THE ACCOUNT
----------------  ----------------------------------------------------------
------------------------------------------------------
                          (A)                 (B)                                     (A)               (B)
                      REGISTERED         OTHER POOLED                             REGISTERED        OTHER POOLED
                      INVESTMENT          INVESTMENT              (C)             INVESTMENT
INVESTMENT           (C)
                       COMPANIES           VEHICLES         OTHER ACCOUNTS         COMPANIES
VEHICLES       OTHER ACCOUNTS
                  ------------------  ------------------  ------------------  -----------------
-----------------  ----------------

NUMBER             NUMBER
                  NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF   TOTAL     OF
TOTAL      OF      TOTAL
                   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS  ASSETS  ACCOUNTS
ASSETS  ACCOUNTS  ASSETS
                  ---------  -------  ---------  -------  ---------  -------  ---------  ------  --------
-------  --------  ------

DAVID E. DREMAN       19      $15.7       3        $60       114       $4.1       0        $0        3
$60        0       $0
                             BILLION             MILLION   BILLION                                         MILLION
E. CLIFTON            13      $15.33      0        $0          0          0       0        $0        0
$0         0       $0
HOOVER JR.                   BILLION
MARK ROACH             9      $2.8        0        $0          0          0       0        $0        0
$0         0       $0
                             BILLION

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the advisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

(B) COMPENSATION

The Funds have been advised that the advisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the advisor's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the advisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The advisor's membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the advisor's profit sharing plan, a defined contribution plan that allows the advisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The advisor's profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the advisor's profit sharing plan vest over a specified term. Finally all employees of the advisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

     (i) Relative ranking of the Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

     (ii) Relative performance of the Fund's performance against the pre-determined indices for the product strategy against which the Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.

     (iii) Performance of the Fund's portfolio measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

          (i) Ability to work well with other members of the investment professional team and mentor junior members

          (ii) Contributions to the organizational overall success with new product strategies

          (iii) Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER       NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000
$500,001-$1,000,000  $1,000,000
----------------------  ----  ----------  ---------------  ----------------  -----------------
-------------------  ----------

David Dreman            XXX
E. Clifton Hoover, Jr.  XXX
Mark Roach              XXX

The Adviser has provided the Trust with the following information regarding each Portfolio's portfolio managers identified in the Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolios' investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006 no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                           STRATEGIC GROWTH PORTFOLIO
                         GALLATIN ASSET MANAGEMENT, INC.

(A)(1) PORTFOLIO
MANAGER'S
NAME                 (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
(AS LISTED IN        THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH
PROSPECTUS)          CATEGORY
-------------------  ------------------------------------------------------------------
                             (A)                 (B)
                         REGISTERED          OTHER POOLED
                         INVESTMENT           INVESTMENT                   (C)
                         COMPANIES             VEHICLES               OTHER ACCOUNTS
                     ----------------  ------------------------  ----------------------
                      NUMBER            NUMBER                    NUMBER
                        OF     TOTAL      OF          TOTAL         OF         TOTAL
                     ACCOUNTS  ASSETS  ACCOUNTS      ASSETS      ACCOUNTS     ASSETS
                     --------  ------  --------  --------------  --------  ------------
Mark A. Keller           0       $0        14    $506.5 million   45,000   $7.8 billion
Gregory W. Ellston       0       $0        13    $459 million     35,000   $5.1 billion
Matthew R. Embleton      0       $0        13    $459 million     35,000   $5.1 billion
Daniel T. Winter         0       $0        13    $459 million     43,000   $6.5 billion

(A)(1) PORTFOLIO
MANAGER'S            (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
NAME                 ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
(AS LISTED IN        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)          PERFORMANCE OF THE ACCOUNT
-------------------  ----------------------------------------------------
                        REGISTERED       OTHER POOLED
                        INVESTMENT        INVESTMENT
                         COMPANIES         VEHICLES       OTHER ACCOUNTS
                     ----------------  ----------------  ----------------
                      NUMBER            NUMBER           NUMBER
                        OF      TOTAL     OF      TOTAL    OF       TOTAL
                     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
                     --------  ------  --------  ------  --------  ------
Mark A. Keller           0       N/A       0       N/A      0        N/A
Gregory W. Ellston       0       N/A       0       N/A      0        N/A
Matthew R. Embleton      0       N/A       0       N/A      0        N/A
Daniel T. Winter         0       N/A       0       N/A      0        N/A

(2) Number of other accounts is approximate and includes individually managed wrap fee accounts.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

As part of its compliance program, Gallatin has adopted policies and procedures that seek to address potential conflicts of interest. The firm's compliance program and code of ethics is designed to detect and prevent violations and ensure that all client accounts are treated equitably over time and protect against potential incentives that may favor one account over another.

Gallatin has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nonetheless, Gallatin or an affiliate furnishes investment management and brokerage services to numerous clients in addition to the Portfolios. In managing multiple portfolios, certain potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more portfolio or other accounts.

Gallatin has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. A portfolio manager who is responsible for managing multiple portfolios may devote unequal time and attention to the management of those accounts. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies. Portfolio managers have the responsibility to determine which broker-dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. Gallatin may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker for its separate accounts. In these cases, Gallatin may place separate, non-simultaneous transactions for a portfolio and another account, which could temporarily affect the market price of the security or the execution of the transaction, possibly to the detriment of the portfolio, or its other accounts. When Gallatin believes it is desirable, appropriate, and feasible to purchase the same security for a number of client accounts at the same time, Gallatin will aggregate its clients' orders, in a way that seeks to obtain the most favorable executions in terms of the price at which the security is purchased or sold, the costs of executions and the efficiency of the processing of the transactions. Portfolio managers may choose to execute orders with an affiliated broker-dealer if it believes it can obtain a more favorable net price for the Portfolio and other clients. Each account that participates in an aggregated order will participate at the average net unit price.

(B) COMPENSATION

Gallatin seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The principal components of compensation for portfolio managers include a base salary, annual bonus, annual discretionary merit bonus, and various retirement benefits.

BASE SALARY. Generally, portfolio managers receive a base compensation which is determined by their position, tenure and responsibilities with the firm.

ANNUAL BONUS. Portfolio managers are eligible to receive an annual bonus through participation in a firm-wide bonus pool. The bonus pool is funded based on a formula that encompasses firm-wide profit levels and revenue levels. Bonus points entitle the portfolio manager to a proportionate share of the funded bonus pool. This formula is designed to align the interests of the entire organization. Portfolio managers are awarded additional discretionary participation points in the bonus pool prior to the start of the fiscal year. The number of additional bonus points a portfolio manager receives is based on a number of subjective factors that include: individual job performance, leadership, organizational development and overall contribution to the firm.

ANNUAL MERIT BONUS. Portfolio managers may also be eligible for a merit award, which is based on attainment of professional goals and demonstrated extraordinary accomplishment during the year. The merit award is a combination of cash and restricted stock. Restricted stock will generally vest over a period of four years. Gallatin believes restricted stock is a valuable form of compensation to attract and retain employees.

SPECIAL MERIT STOCK. Portfolio managers may also be eligible for an additional merit award in the form of A.G. Edwards restricted stock. Annually, the A.G. Edwards Board of Directors may elect to fund a Special Merit Bonus pool, based upon firm-wide profit levels. Officers are awarded additional shares from this pool based upon extraordinary accomplishment during the year.

LONG-TERM EQUITY-BASED COMPENSATION. Vice Presidents of Gallatin are awarded restricted stock or options to purchase common shares of A.G. Edwards, Inc. stock in an amount equal to 15% of their annual bonus. Awards of such equity-based compensation typically vest over a three year period, as to create additional long-term incentives to retain key employees.

RETIREMENT AND BENEFIT PLAN. Employees of Gallatin are eligible to participate in A.G. Edwards' retirement plans which include both a 401(k) and Excess Profit-Sharing Plan.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000
$500,001-$1,000,000   $1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------
-------------------   ----------

Mark A. Keller        X
Gregory W. Ellston    X
Matthew R. Embleton   X
Daniel T. Winter      X

The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Fund's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      STRATEGIC GROWTH AND INCOME PORTFOLIO
                         GALLATIN ASSET MANAGEMENT, INC.

(A)(1) PORTFOLIO
MANAGER'S
NAME                 (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
(AS LISTED IN        THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH
PROSPECTUS)          CATEGORY
-------------------  ------------------------------------------------------------------
                             (A)                 (B)
                         REGISTERED          OTHER POOLED
                         INVESTMENT           INVESTMENT                   (C)
                         COMPANIES             VEHICLES               OTHER ACCOUNTS
                     ----------------  ------------------------  ----------------------
                      NUMBER            NUMBER                    NUMBER
                        OF     TOTAL      OF          TOTAL         OF         TOTAL
                     ACCOUNTS  ASSETS  ACCOUNTS      ASSETS      ACCOUNTS     ASSETS
                     --------  ------  --------  --------------  --------  ------------
Mark A. Keller           0        $0       14    $506.5 million   45,000   $7.8 billion
Gregory W. Ellston       0        $0       13    $459 million     35,000   $5.1 billion
Matthew R. Embleton      0        $0       13    $459 million     35,000   $5.1 billion
Daniel T. Winter         0        $0       13    $459 million     43,000   $6.5 billion

(A)(1) PORTFOLIO
MANAGER'S            (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
NAME                 ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
(AS LISTED IN        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)          PERFORMANCE OF THE ACCOUNT
-------------------  ----------------------------------------------------
                        REGISTERED       OTHER POOLED
                        INVESTMENT        INVESTMENT
                         COMPANIES         VEHICLES       OTHER ACCOUNTS
                     ----------------  ----------------  ----------------
                      NUMBER            NUMBER            NUMBER
                        OF      TOTAL     OF      TOTAL     OF      TOTAL
                     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
                     --------  ------  --------  ------  --------  ------
Mark A. Keller           0       N/A       0       N/A       0       N/A
Gregory W. Ellston       0       N/A       0       N/A       0       N/A
Matthew R. Embleton      0       N/A       0       N/A       0       N/A
Daniel T. Winter         0       N/A       0       N/A       0       N/A

(2) Number of other accounts is approximate and includes individually managed wrap fee accounts.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

As part of its compliance program, Gallatin has adopted policies and procedures that seek to address potential conflicts of interest. The firm's compliance program and code of ethics is designed to detect and prevent violations and ensure that all client accounts are treated equitably over time and protect against potential incentives that may favor one account over another.

Gallatin has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nonetheless, Gallatin or an affiliate furnishes investment management and brokerage services to numerous clients in addition to the Portfolios. In managing multiple portfolios, certain potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more portfolio or other accounts.

Gallatin has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. A portfolio manager who is responsible for managing multiple portfolios may devote unequal time and attention to the management of those accounts. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies. Portfolio managers have the responsibility to determine which broker-dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. Gallatin may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker for its separate accounts. In these cases, Gallatin may place separate, non-simultaneous transactions for a portfolio and another account, which could temporarily affect the market price of the security or the execution of the transaction, possibly to the detriment of the portfolio, or its other accounts. When Gallatin believes it is desirable, appropriate, and feasible to purchase the same security for a number of client accounts at the same time, Gallatin will aggregate its clients' orders, in a way that seeks to obtain the most favorable executions in terms of the price at which the security is purchased or sold, the costs of executions and the efficiency of the processing of the transactions. Portfolio managers may choose to execute orders with an affiliated broker-dealer if it believes it can obtain a more favorable net price for the Portfolio and other clients. Each account that participates in an aggregated order will participate at the average net unit price.

(B) COMPENSATION

Gallatin seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The principal components of compensation for portfolio managers include a base salary, annual bonus, annual discretionary merit bonus, and various retirement benefits.

BASE SALARY. Generally, portfolio managers receive a base compensation which is determined by their position, tenure and responsibilities with the firm.

ANNUAL BONUS. Portfolio managers are eligible to receive an annual bonus through participation in a firm-wide bonus pool. The bonus pool is funded based on a formula that encompasses firm-wide profit levels and revenue levels. Bonus points entitle the portfolio manager to a proportionate share of the funded bonus pool. This formula is designed to align the interests of the entire organization. Portfolio managers are awarded additional discretionary participation points in the bonus pool prior to the start of the fiscal year. The number of additional bonus points a portfolio manager receives is based on a number of subjective factors that include: individual job performance, leadership, organizational development and overall contribution to the firm.

ANNUAL MERIT BONUS. Portfolio managers may also be eligible for a merit award, which is based on attainment of professional goals and demonstrated extraordinary accomplishment during the year. The merit award is a combination of cash and restricted stock. Restricted stock will generally vest over a period of four years. Gallatin believes restricted stock is a valuable form of compensation to attract and retain employees.

SPECIAL MERIT STOCK. Portfolio managers may also be eligible for an additional merit award in the form of A.G. Edwards restricted stock. Annually, the A.G. Edwards Board of Directors may elect to fund a Special Merit Bonus pool, based upon firm-wide profit levels. Officers are awarded additional shares from this pool based upon extraordinary accomplishment during the year.

LONG-TERM EQUITY-BASED COMPENSATION. Vice Presidents of Gallatin are awarded restricted stock or options to purchase common shares of A.G. Edwards, Inc. stock in an amount equal to 15% of their annual bonus. Awards of such equity-based compensation typically vest over a three year period, as to create additional long-term incentives to retain key employees.

RETIREMENT AND BENEFIT PLAN. Employees of Gallatin are eligible to participate in A.G. Edwards' retirement plans which include both a 401(k) and Excess Profit-Sharing Plan.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000
$500,001-$1,000,000   $1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------
-------------------   ----------

Mark A. Keller        X
Gregory W. Ellston    X
Matthew R. Embleton   X
Daniel T. Winter      X

The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Fund's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     STRATEGIC CONSERVATIVE GROWTH PORTFOLIO
                         GALLATIN ASSET MANAGEMENT, INC.

(A)(1) PORTFOLIO
 MANAGER'S NAME
(AS LISTED IN        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
PROSPECTUS)          AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-------------------  ------------------------------------------------------------------
                      (A) REGISTERED       (B) OTHER POOLED
                        INVESTMENT            INVESTMENT                   (C)
                         COMPANIES             VEHICLES              OTHER ACCOUNTS
                     ----------------  ------------------------  ----------------------
                      NUMBER            NUMBER                    NUMBER
                        OF      TOTAL     OF          TOTAL         OF         TOTAL
                     ACCOUNTS  ASSETS  ACCOUNTS      ASSETS      ACCOUNTS     ASSETS
                     --------  ------  --------  --------------  --------  ------------
Mark A. Keller           0       $0       14     $506.5 million   45,000   $7.8 billion
Gregory W. Ellston       0       $0       13       $459 million   35,000   $5.1 billion
Matthew R. Embleton      0       $0       13       $459 million   35,000   $5.1 billion
Daniel T. Winter         0       $0       13       $459 million   43,000   $6.5 billion

(A)(1) PORTFOLIO     (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2)
MANAGER'S NAME       NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN
(AS LISTED IN        THE ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY
PROSPECTUS)          FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
-------------------  ----------------------------------------------------
                        REGISTERED       OTHER POOLED
                        INVESTMENT        INVESTMENT
                         COMPANIES         VEHICLES       OTHER ACCOUNTS
                     ----------------  ----------------  ----------------
                      NUMBER            NUMBER            NUMBER
                        OF      TOTAL     OF      TOTAL     OF      TOTAL
                     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
                     --------  ------  --------  ------  --------  ------
Mark A. Keller           0       N/A       0       N/A       0       N/A
Gregory W. Ellston       0       N/A       0       N/A       0       N/A
Matthew R. Embleton      0       N/A       0       N/A       0       N/A
Daniel T. Winter         0       N/A       0       N/A       0       N/A

(2) Number of other accounts is approximate and includes individually managed wrap fee accounts.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

As part of its compliance program, Gallatin has adopted policies and procedures that seek to address potential conflicts of interest. The firm's compliance program and code of ethics is designed to detect and prevent violations and ensure that all client accounts are treated equitably over time and protect against potential incentives that may favor one account over another.

Gallatin has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nonetheless, Gallatin or an affiliate furnishes investment management and brokerage services to numerous clients in addition to the Portfolios. In managing multiple portfolios, certain potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more portfolio or other accounts.

Gallatin has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. A portfolio manager who is responsible for managing multiple portfolios may devote unequal time and attention to the management of those accounts. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies. Portfolio managers have the responsibility to determine which broker-dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. Gallatin may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker for its separate accounts. In these cases, Gallatin may place separate, non-simultaneous transactions for a portfolio and another account, which could temporarily affect the market price of the security or the execution of the transaction, possibly to the detriment of the portfolio, or its other accounts. When Gallatin believes it is desirable, appropriate, and feasible to purchase the same security for a number of client accounts at the same time, Gallatin will aggregate its clients' orders, in a way that seeks to obtain the most favorable executions in terms of the price at which the security is purchased or sold, the costs of executions and the efficiency of the processing of the transactions. Portfolio managers may choose to execute orders with an affiliated broker-dealer if it believes it can obtain a more favorable net price for the Portfolio and other clients. Each account that participates in an aggregated order will participate at the average net unit price.

(B) COMPENSATION

Gallatin seeks to maintain a highly competitive compensation program designed to attract and retain qualified investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. The principal components of compensation for portfolio managers include a base salary, annual bonus, annual discretionary merit bonus, and various retirement benefits.

BASE SALARY. Generally, portfolio managers receive a base compensation which is determined by their position, tenure and responsibilities with the firm.

ANNUAL BONUS. Portfolio managers are eligible to receive an annual bonus through participation in a firm-wide bonus pool. The bonus pool is funded based on a formula that encompasses firm-wide profit levels and revenue levels. Bonus points entitle the portfolio manager to a proportionate share of the funded bonus pool. This formula is designed to align the interests of the entire organization. Portfolio managers are awarded additional discretionary participation points in the bonus pool prior to the start of the fiscal year. The number of additional bonus points a portfolio manager receives is based on a number of subjective factors that include: individual job performance, leadership, organizational development and overall contribution to the firm.

ANNUAL MERIT BONUS. Portfolio managers may also be eligible for a merit award, which is based on attainment of professional goals and demonstrated extraordinary accomplishment during the year. The merit award is a combination of cash and restricted stock. Restricted stock will generally vest over a period of four years. Gallatin believes restricted stock is a valuable form of compensation to attract and retain employees.

SPECIAL MERIT STOCK. Portfolio managers may also be eligible for an additional merit award in the form of A.G. Edwards restricted stock. Annually, the A.G. Edwards Board of Directors may elect to fund a Special Merit Bonus pool, based upon firm-wide profit levels. Officers are awarded additional shares from this pool based upon extraordinary accomplishment during the year.

LONG-TERM EQUITY-BASED COMPENSATION. Vice Presidents of Gallatin are awarded restricted stock or options to purchase common shares of A.G. Edwards, Inc. stock in an amount equal to 15% of their annual bonus. Awards of such equity-based compensation typically vest over a three year period, as to create additional long-term incentives to retain key employees.

RETIREMENT AND BENEFIT PLAN. Employees of Gallatin are eligible to participate in A.G. Edwards' retirement plans which include both a 401(k) and Excess Profit-Sharing Plan.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
OVER $1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
---------------

Mark A. Keller         X
Gregory W. Ellston     X
Matthew R. Embleton    X
Daniel T. Winter       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                            LAZARD MID-CAP PORTFOLIO
                            LAZARD ASSET MANAGEMENT.

(A)(1) PORTFOLIO
MANAGER'S
NAME
(AS LISTED IN      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE TOTAL
PROSPECTUS)        ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-----------------  -----------------------------------------------------------------------------------
                               (A)                         (B)
                      REGISTERED INVESTMENT           OTHER POOLED                     (C)
                            COMPANIES              INVESTMENT VEHICLES            OTHER ACCOUNTS
                   ---------------------------  -------------------------  ---------------------------
                    NUMBER                       NUMBER                     NUMBER
                      OF           TOTAL           OF          TOTAL          OF           TOTAL
                   ACCOUNTS       ASSETS        ACCOUNTS      ASSETS       ACCOUNTS       ASSETS
                   --------  -----------------  --------  ---------------  --------  -----------------
Christopher Blake      5     $4,705,489,346.43      17    $707,826,719.23      72    $1,486,472,839.88
Gary Buesser           5     $4,705,489,346.43      14    $289,474,664.00      72    $1,486,472,839.88
Robert A. Failla       5     $4,705,489,346.43      14    $289,474,664.00      69    $1,366,652,802.26
Andrew D. Lacey        8     $4,774,253,975.33      45    $993,229,349.59     535    $5,535,520,641.15

(A)(1) PORTFOLIO
MANAGER'S          (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2)
NAME               NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE
(AS LISTED IN      ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
PROSPECTUS)        BASED ON THE PERFORMANCE OF THE ACCOUNT
-----------------  ----------------------------------------------------
                           (A)               (B)
                       REGISTERED       OTHER POOLED
                       INVESTMENT        INVESTMENT          (C)
                        COMPANIES         VEHICLES      OTHER ACCOUNTS
                   ----------------  ----------------  ----------------
                    NUMBER            NUMBER            NUMBER
                      OF      TOTAL     OF      TOTAL     OF      TOTAL
                   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
                   --------  ------  --------  ------  --------  ------
Christopher Blake      0        0        0        0        0        0
Gary Buesser           0        0        0        0        0        0
Robert A. Failla       0        0        0        0        0        0
Andrew D. Lacey        0        0        0        0        0        0

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
OVER $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
---------------

Christopher Blake    x
Gary Buesser         x
Robert A. Failla     x
Andrew D. Lacey      x

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (E.G., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

(C) COMPENSATION

Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors:
(i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(iii) ability and willingness to develop and share ideas on a team basis; and
(iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                        LEGG MASON VALUE EQUITY PORTFOLIO
                       LEGG MASON CAPITAL MANAGEMENT, INC.

    (A)(1)
   PORTFOLIO
   MANAGER'S                                                              (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
     NAME        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH      ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
 (AS LISTED IN   CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED    RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
  PROSPECTUS)    WITHIN EACH CATEGORY                                     PERFORMANCE OF THE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                          (A)                 (B)                                  (A)                  (B)
                      REGISTERED         OTHER POOLED                           REGISTERED         OTHER POOLED
                      INVESTMENT          INVESTMENT            (C)             INVESTMENT
INVESTMENT            (C)
                      COMPANIES            VEHICLES       OTHER ACCOUNTS        COMPANIES
VEHICLES       OTHER ACCOUNTS
                 ------------------  ------------------  -----------------  -----------------  ---------
-------  -----------------
                 NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF  TOTAL   NUMBER OF  TOTAL   NUMBER OF
TOTAL   NUMBER OF  TOTAL
                 ACCOUNTS    ASSETS  ACCOUNTS    ASSETS  ACCOUNTS   ASSETS  ACCOUNTS   ASSETS  ACCOUNTS
ASSETS  ACCOUNTS   ASSETS
                 ---------  -------  ---------  -------  ---------  ------  ---------  ------  ---------
-------  ---------  ------

Mary Chris Gay*      6        $3.2      20        $9         0        0         0         0        1
$311    0            0
                            billion             billion                                                   million

* Bill Miller, Chief Investment Officer of Legg Mason Capital Management, Inc. ("LMCM"), manages a master portfolio that serves as a model for the Fund. Ms. Gay, however, is solely responsible for the day-to-day management of the Fund and for implementing the investment strategies pursued by the master portfolio, subject to the Fund's investment objectives, restrictions, cash flows, and other considerations.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

          The portfolio manager has day-to-day management responsibility for multiple accounts, which may include mutual funds, separately managed advisory accounts, commingled trust accounts, offshore funds, and insurance company separate accounts. The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, even though all accounts in the same investment style are managed similarly, the portfolio manager make investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Fund. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the Fund maintained its position in the security. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager's personal investing may also give rise to potential conflicts of interest. Legg Mason Capital Management, Inc. has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

(B)  COMPENSATION

          The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

          The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager's contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Mary Chris Gay      X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      GOLDMAN SACHS MID-CAP VALUE PORTFOLIO
                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.

(A)(1)
PORTFOLIO
MANAGER'S                                                                 (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME             (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH      ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
(AS LISTED IN    CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED    RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
PROSPECTUS)      WITHIN EACH CATEGORY                                     PERFORMANCE OF THE ACCOUNT
---------------  -------------------------------------------------------
-----------------------------------------------------
                         (A)                 (B)                                 (A)               (B)
                     REGISTERED         OTHER POOLED                         REGISTERED       OTHER POOLED
                     INVESTMENT          INVESTMENT           (C)            INVESTMENT
INVESTMENT             (C)
                     COMPANIES            VEHICLES      OTHER ACCOUNTS       COMPANIES          VEHICLES
OTHER ACCOUNTS
                 -----------------  -----------------  -----------------  ----------------  ----------------
-----------------
                  NUMBER             NUMBER             NUMBER             NUMBER            NUMBER
NUMBER
                    OF     TOTAL       OF     TOTAL       OF     TOTAL       OF     TOTAL      OF     TOTAL
OF     TOTAL
                 ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
ACCOUNTS  ASSETS
                 --------  -------  --------  -------  --------  -------  --------  ------  --------  ------
--------  -------

Robert C. Jones     66     $24,207     42     $19,122    641     $71,742     0        $0       0        $0
47     $14,373
                           million            million
million                                                million

Melissa Brown       66     $24,207     42     $19,122    641     $71,742     0        $0       0        $0
47     $14,373
                           million            million
million                                                million

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Goldman Sachs Asset Management, L.P. ("GSAM")'s s Portfolio Managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A Portfolio Manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for compliance with these policies.

(B)  COMPENSATION

GSAM and the GSAM Value Team's (the "Value Team") compensation package for its portfolio mangers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

     .    Individual performance (relative, absolute)

     .    Team Performance (relative, absolute)

     .    Consistent performance that aligns with clients' objectives

     .    Achievement of top rankings (relative and competitive)

The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell Mid Cap Value Index. As mentioned above, performance is measured on a 3 year basis.

Other Compensation. In addition to base salary and performance bonus, GSAM has a
------------------
number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co.'s overall financial performance.

(C) OWNERSHIP OF SECURITIES(1) SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Robert C. Jones     X

Melissa Brown       X

DUE TO GSAM'S INTERNAL POLICIES, GSAM PORTFOLIO MANAGERS ARE GENERALLY PROHIBITED FROM PURCHASING SHARES OF SUB-ADVISED FUNDS FOR WHICH THEY HAVE PRIMARY RESPONSIBILITY.

The Advisers have provided the Portfolio with the following information regarding each Portfolio's portfolio managers identified in the Portfolio's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories:
(A) registered investment companies, (B) other pooled investment vehicles, and
(C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Advisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Advisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     HARRIS OAKMARK INTERNATIONAL PORTFOLIO
                             HARRIS ASSOCIATES L.P.

(A)(1)
PORTFOLIO
MANAGER'S
NAME (AS
LISTED IN    (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE TOTAL
PROSPECTUS)  ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-----------  -------------------------------------------------------------------------------
                       (A)                          (B)
                REGISTERED INVESTMENT           OTHER POOLED                   (C)
                      COMPANIES             INVESTMENT VEHICLES          OTHER ACCOUNTS
             -------------------------  ------------------------  ------------------------
              NUMBER                     NUMBER                    NUMBER
                OF                         OF                        OF
             ACCOUNTS    TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
             --------  ---------------  --------  --------------  --------  --------------
David G.         9     $14,091,404,576     2      $1,944,759,237      13    $3,487,443,011
Herro

Robert A.        2     $ 3,437,946,413     2      $  552,042,275      8     $1,264,886,736
Taylor

(A)(1)
PORTFOLIO
MANAGER'S    (a)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
NAME (AS     ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
LISTED IN    RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)  PERFORMANCE OF THE ACCOUNT
-----------  ----------------------------------------------------
                     (A)              (B)
                 REGISTERED      OTHER POOLED
                 INVESTMENT       INVESTMENT           (C)
                 COMPANIES         VEHICLES       OTHER ACCOUNTS
             ----------------  ----------------  ----------------
              NUMBER            NUMBER            NUMBER
                OF     TOTAL      OF      TOTAL     OF      TOTAL
             ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
             --------  ------  --------  ------  --------  -------
David G.         0       $0       0        $0        0       $0
Herro

Robert A.        0       $0       0        $0        0       $0
Taylor

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
------------------   ----  ----------  ---------------  ----------------  -----------------  -------------------


David G. Herro        X
Robert A. Taylor      X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, the Adviser makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is the Adviser's policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

(C) COMPENSATION

David G. Herro and Robert A. Taylor are portfolio managers of the Harris Oakmark International Fund (the "Fund"). Each of the portfolio managers is an employee of Harris Associates L.P. (the "Firm"), a subadviser to the Portfolio. The portfolio managers are compensated solely by the Firm. Compensation for each of the portfolio managers is based on the Firm's assessment of the individual's long-term contribution to the investment success of the Firm and is structured as follows:

     (1) Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

     (2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm's domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

     (3) Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International ("MSCI") World Index, MCSI World ex-U.S. Index and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund's inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                              JANUS FORTY PORTFOLIO
                          JANUS CAPITAL MANAGEMENT LLC

(A)(1)
PORTFOLIO
MANAGER'S
NAME (AS     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH
LISTED IN    CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED
PROSPECTUS)  WITHIN EACH CATEGORY
-----------  ----------------------------------------------------------
                       (A)                        (B)
                    REGISTERED                OTHER POOLED
                    INVESTMENT                 INVESTMENT                   (C)
                     COMPANIES                  VEHICLES               OTHER ACCOUNTS
             -------------------------  ------------------------  -----------------------
              NUMBER                     NUMBER                    NUMBER
                OF                         OF                        OF
             ACCOUNTS    TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
             --------  ---------------  --------  --------------  --------  -------------
Scott            16    $14,161,873,672      1     $35,653,708         10    $259,529,465
Schoelzel

(A)(1)
PORTFOLIO
MANAGER'S    (A)(3) FOR EACH OF THE CATEGORIES IN(a)(2) NUMBER OF
NAME (AS     ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
LISTED IN    RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)  PERFORMANCE OF THE ACCOUNT
-----------  -------------------------------------------------------
                     (A)               (B)
                 REGISTERED        OTHER POOLED
                 INVESTMENT         INVESTMENT            (C)
                  COMPANIES          VEHICLES        OTHER ACCOUNTS
             -----------------  -----------------  -----------------
             NUMBER OF  TOTAL   NUMBER OF  TOTAL   NUMBER OF   TOTAL
              ACCOUNTS  ASSETS   ACCOUNTS  ASSETS  ACCOUNTS   ASSETS
             ---------  ------  ---------  ------  ---------  ------
Scott            0       $0        0         $0       0         $0
Schoelzel

(A)(4)  DESCRIPTION OF ANY MATERIAL CONFLICTS

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

(B) COMPENSATION

The following describes the structure and method of calculating the portfolio manager's compensation as of December 31, 2006.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
------------------   ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Scott Schoelzel       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                      LORD ABBETT BOND DEBENTURE PORTFOLIO
                             LORD, ABBETT & CO. LLC

(A)(1)
PORTFOLIO
MANAGER'S                                                                    (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME (AS     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY    ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
LISTED IN    AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH        RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
PROSPECTUS)  CATEGORY                                                        PERFORMANCE OF THE ACCOUNT
-----------  --------------------------------------------------------------
-----------------------------------------------------
                                             (B)                                    (A)               (B)
                       (A)              OTHER POOLED                            REGISTERED       OTHER POOLED
              REGISTERED INVESTMENT      INVESTMENT              (C)            INVESTMENT
INVESTMENT            (C)
                    COMPANIES             VEHICLES         OTHER ACCOUNTS        COMPANIES         VEHICLES
OTHER ACCOUNTS
             ----------------------  ------------------  ------------------  ----------------  ----------------
----------------
              NUMBER                  NUMBER              NUMBER              NUMBER            NUMBER
NUMBER
                OF                      OF       TOTAL      OF       TOTAL      OF      TOTAL     OF
TOTAL     OF      TOTAL
             ACCOUNTS  TOTAL ASSETS  ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
ACCOUNTS  ASSETS
             --------  ------------  --------  --------  --------  --------  --------  ------  --------  ------
--------  ------

CHRISTOPHER
   J. TOWLE     14       $12,567.4       3     $1,160.9    4,319   $2,323.9      0       $0        0
$0        0       $0

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

CHRISTOPHER
   J. TOWLE         X

                           MET INVESTORS SERIES TRUST
                         LORD GROWTH & INCOME PORTFOLIO
                             LORD, ABBETT & CO. LLC

(A)(1)
PORTFOLIO
MANAGER'S                                                                       (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME (AS       (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY     ACCOUNTS AND THE TOTAL ASSETS IN
MILLIONS IN THE
LISTED IN      AND THE TOTAL ASSETS IN MILLIONS IN THE ACCOUNTS                 ACCOUNTS WITH RESPECT TO WHICH
THE ADVISORY FEE IS
PROSPECTUS)    MANAGED WITHIN EACH CATEGORY                                     BASED ON THE PERFORMANCE OF THE
ACCOUNT
-------------  ---------------------------------------------------------------
----------------------------------------------------
                                               (B)                                     (A)               (B)
                         (A)              OTHER POOLED                             REGISTERED       OTHER POOLED
                REGISTERED INVESTMENT      INVESTMENT              (C)             INVESTMENT
INVESTMENT            (C)
                      COMPANIES             VEHICLES         OTHER ACCOUNTS         COMPANIES
VEHICLES       OTHER ACCOUNTS
               ----------------------  ------------------  -------------------  ----------------
----------------  ----------------
                NUMBER                  NUMBER              NUMBER               NUMBER
NUMBER            NUMBER
                  OF                      OF       TOTAL      OF       TOTAL       OF      TOTAL     OF
TOTAL     OF      TOTAL
               ACCOUNTS  TOTAL ASSETS  ACCOUNTS   ASSETS   ACCOUNTS   ASSETS    ACCOUNTS  ASSETS  ACCOUNTS
ASSETS  ACCOUNTS  ASSETS
               --------  ------------  --------  --------  --------  ---------  --------  ------  --------
------  --------  ------

ELI SALZMANN      10      $24,676.8        9      $791.8    45,123*  $19,032.7*     0       $0        0
$0        0       $0
SHOLOM DINSKY     10      $24,676.8        9      $791.8    45,123*  $19,032.7*     0       $0        0
$0        0       $0

* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $262.9 million in total assets.

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

ELI SALZMANN         X
SHOLOM DINSKY        X

                           MET INVESTORS SERIES TRUST
                          LORD MID-CAP VALUE PORTFOLIO
                             LORD, ABBETT & CO. LLC

(A)(1)
PORTFOLIO
MANAGER'S                                                                       (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME (AS       (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY     ACCOUNTS AND THE TOTAL ASSETS IN
MILLIONS IN THE
LISTED IN      AND THE TOTAL ASSETS IN MILLIONS IN THE ACCOUNTS MANAGED         ACCOUNTS WITH RESPECT TO WHICH
THE ADVISORY FEE IS
PROSPECTUS)    WITHIN EACH CATEGORY                                             BASED ON THE PERFORMANCE OF THE
ACCOUNT
-------------  ---------------------------------------------------------------
----------------------------------------------------
                                               (B)                                     (A)               (B)
                         (A)              OTHER POOLED                             REGISTERED       OTHER POOLED
                REGISTERED INVESTMENT      INVESTMENT              (C)             INVESTMENT
INVESTMENT            (C)
                      COMPANIES             VEHICLES         OTHER ACCOUNTS         COMPANIES
VEHICLES       OTHER ACCOUNTS
               ----------------------  ------------------  -------------------  ----------------
----------------  ----------------
                NUMBER                  NUMBER              NUMBER               NUMBER
NUMBER            NUMBER
                  OF                      OF       TOTAL      OF       TOTAL       OF      TOTAL     OF
TOTAL     OF      TOTAL
               ACCOUNTS  TOTAL ASSETS  ACCOUNTS   ASSETS   ACCOUNTS    ASSETS   ACCOUNTS  ASSETS  ACCOUNTS
ASSETS  ACCOUNTS  ASSETS
               --------  ------------  --------  --------  --------  ---------  --------  ------  --------
------  --------  ------

EDWARD VON
   DER LINDE      11       $14,397.8       1      $ 35.5    3,106     $1,853.2               $        $
$                 $
HOWARD HANSEN     12       $16,797.7       2      $266.3    3,117*    $2,688.1*              $        $
$                 $

* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $451.2 million in total assets.

(A)(4) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER     NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000
$500,001-$1,000,000  $1,000,000
--------------------  ----  ----------  ---------------  ----------------  -----------------
-------------------  ----------

EDWARD VON DER LINDE    X
HOWARD HANSEN           X

(B) DESCRIPTION OF ANY MATERIAL CONFLICTS

Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolios. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

(C) COMPENSATION

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO
                         LOOMIS, SAYLES & COMPANY, L.P.

(A)(1) PORTFOLIO
MANAGER'S
NAME
(AS LISTED IN     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE TOTAL
PROSPECTUS)       ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
----------------  ----------------------------------------------------------------------------
                                                        (B)
                              (A)                  OTHER POOLED
                     REGISTERED INVESTMENT          INVESTMENT                 (C)
                           COMPANIES                 VEHICLES             OTHER ACCOUNTS
                  -------------------------  ----------------------  -------------------------
                   NUMBER                     NUMBER                  NUMBER
                     OF                         OF                      OF
                  ACCOUNTS    TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS  ACCOUNTS    TOTAL ASSETS
                  --------  ---------------  --------  ------------  --------  ---------------
Mark B. Baribeau     11     $ 4,101,757,891      7     $737,627,857     173    $ 6,391,958,050
Daniel J Fuss        12     $18,062,317,959      4     $294,470,978      84    $10,397,354,943
Warren Koontz         3     $   213,242,192      0     $          0      95    $ 1,613,150,666
David Rolley          3     $ 1,362,098,764     10     $937,696,788      81    $ 9,407,204,736

(A)(1) PORTFOLIO
MANAGER'S
NAME              (A)(3) FOR EACH OF THE CATEGORIES IN (A)(2) NUMBER OF ACCOUNTS
(AS LISTED IN     AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
PROSPECTUS)       ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
----------------  ----------------------------------------------------------------
                          (A)
                      REGISTERED              (B)
                      INVESTMENT         OTHER POOLED                 (C)
                       COMPANIES      INVESTMENT VEHICLES       OTHER ACCOUNTS
                  ----------------  ----------------------  ----------------------
                   NUMBER            NUMBER                  NUMBER
                     OF      TOTAL     OF                      OF
                  ACCOUNTS  ASSETS  ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
                  --------  ------  --------  ------------  --------  ------------
Mark B. Baribeau      0       $0        1     $136,390,639      0     $          0
Daniel J Fuss         0       $0        0     $          0      4     $774,558,003
Warren Koontz         0       $0        0     $          0      0     $          0
David Rolley          0       $0        1     $ 87,055,664      5     $652,984,636

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

(B) COMPENSATION

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components
- base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

BASE SALARY is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

VARIABLE COMPENSATION is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

FIXED INCOME MANAGERS. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The benchmarks used for the fixed income investment styles utilized for the Loomis Sayles Global Markets Portfolio are the Lehman Government/Credit Index, Lehman Global Aggregate Index and Citigroup World Government Bond Index.

The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Executive Vice President and Vice Chairman. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower the percentage reflected above.

EQUITY MANAGERS. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmarks used for the equity investment styles utilized for the Loomis Sayles Global Market Portfolio are the Russell 1000 Value Index and the Russell 1000 Growth Index.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

EQUITY AND FIXED INCOME MANAGERS. Loomis Sayles has developed and implemented a LONG-TERM INCENTIVE PLAN to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

     . the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

     . upon retirement a participant will receive a multi-year payout for his or her vested units;

     . participation is contingent upon signing an award agreement, which includes a non-compete covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles PROFIT SHARING PLAN, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Mark B. Baribeau     X
Daniel J. Fuss       X
Warren Koontz        X
David Rolley         X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
   MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio,
                      MetLife Balanced Strategy Portfolio,
    MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio
                    (together "Asset Allocation Portfolios")

(A)(1)
PORTFOLIO
MANAGER'S                                                                      (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME             (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY  ACCOUNTS AND THE TOTAL ASSETS IN
THE ACCOUNTS WITH
(AS LISTED IN    AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH      RESPECT TO WHICH THE ADVISORY FEE
IS BASED ON THE
PROSPECTUS)      CATEGORY                                                      PERFORMANCE OF THE ACCOUNT
---------------  ------------------------------------------------------------
----------------------------------------------------
                                                  (B)                                  (A)              (B)
                            (A)              OTHER POOLED                          REGISTERED      OTHER POOLED
                   REGISTERED INVESTMENT      INVESTMENT            (C)            INVESTMENT
INVESTMENT             (C)
                         COMPANIES             VEHICLES       OTHER ACCOUNTS        COMPANIES
VEHICLES        OTHER ACCOUNTS
                 ------------------------  ----------------  ----------------  ----------------
----------------  ----------------
                  NUMBER                    NUMBER            NUMBER            NUMBER
NUMBER            NUMBER
                    OF                        OF      TOTAL     OF      TOTAL     OF      TOTAL     OF
TOTAL     OF      TOTAL
                 ACCOUNTS   TOTAL ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS
ASSETS  ACCOUNTS  ASSETS
                 --------  --------------  --------  ------  --------  ------  --------  ------  --------
------  --------  ------

Elizabeth M.
Forget               5     $1,899,323,340      0       $0        0       $0        0       $0        0
$0        0       $0
Alan Leland          5     $1,899,323,340      0       $0        0       $0        0       $0        0
$0        0       $0
Darell A. Olson      5     $1,899,323,340      0       $0        0       $0        0       $0        0
$0        0       $0
John F. Guthrie      5     $1,899,323,340      0       $0        0       $0        0       $0        0
$0        0       $0
Thomas C.
McDevitt             5     $1,899,323,340      0       $0        0       $0        0       $0        0
$0        0       $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

MetLife Advisers is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

(B) COMPENSATION

The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


                                                                                                                 OVER
PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  ----------------------------

Elizabeth M. Forget    X
Alan Leland            X
Darell A. Olson        X
John F. Guthrie        X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                    MFS (R) EMERGING MARKETS EQUITY PORTFOLIO
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

(A)(1)
PORTFOLIO
MANAGER'S                                                                (A)(3) FOR EACH OF THE CATEGORIES IN
(A)(2) NUMBER OF
NAME (AS     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH         ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
LISTED IN    CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS               RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
PROSPECTUS)  MANAGED WITHIN EACH CATEGORY                                PERFORMANCE OF THE ACCOUNT
-----------  ----------------------------------------------------------
-------------------------------------------------------
                     (A)                 (B)                                     (A)                (B)
                 REGISTERED         OTHER POOLED                             REGISTERED        OTHER POOLED
                 INVESTMENT          INVESTMENT              (C)             INVESTMENT
INVESTMENT             (C)
                  COMPANIES           VEHICLES         OTHER ACCOUNTS         COMPANIES          VEHICLES
OTHER ACCOUNTS
             ------------------  ------------------  ------------------  -----------------  -----------------
-----------------
             NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF  TOTAL   NUMBER OF  TOTAL
NUMBER OF   TOTAL
             ACCOUNTS   ASSETS*  ACCOUNTS    ASSETS  ACCOUNTS    ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
ACCOUNTS   ASSETS
             ---------  -------  ---------  -------  ---------  -------  ---------  ------  ---------  ------
---------  ------

Nicholas D.             $1.6                $151.2              $7.1
Smithie          5      billion      2      million      1      million      0        $0        0
$0        0        $0

*    Includes the portfolio
     (A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

(B) COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     . BASE SALARY - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     . PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

          . The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

          . The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
------------------   ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Nicholas D. Smithie    X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                    MFS (R) RESEARCH INTERNATIONAL PORTFOLIO
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

(A)(1)
PORTFOLIO
MANAGER'S                                                                (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME (AS     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED                     ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
LISTED IN    WITHIN EACH CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS   RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
PROSPECTUS)  MANAGED WITHIN EACH CATEGORY                                PERFORMANCE OF THE ACCOUNT
-----------  ----------------------------------------------------------
--------------------------------------------------------
                     (A)                 (B)                                     (A)                (B)
                 REGISTERED         OTHER POOLED                             REGISTERED        OTHER POOLED
                 INVESTMENT          INVESTMENT              (C)             INVESTMENT
INVESTMENT             (C)
                  COMPANIES           VEHICLES         OTHER ACCOUNTS         COMPANIES          VEHICLES
OTHER ACCOUNTS
             ------------------  ------------------  ------------------  -----------------  -----------------
------------------
             NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF  TOTAL   NUMBER OF  TOTAL
NUMBER OF   TOTAL
             ACCOUNTS   ASSETS*  ACCOUNTS    ASSETS  ACCOUNTS    ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
ACCOUNTS    ASSETS
             ---------  -------  ---------  -------  ---------  -------  ---------  ------  ---------  ------
---------  -------

Jose Luis               $6.1                $608.6
$3.8                                                      $1.8
Garcia           6      billion      1      million      9      million      0        $0        0
$0        2      billion

Thomas                  $7.9                $977.2
$3.8                                                      $1.8
Melendez         7      billion      2      million      8      billion      0        $0        0
$0        2      billion

*    Includes the Portfolio
     (A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

(B) COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     . BASE SALARY - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than the manager's incentive compensation.

     . PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from Portfolio and other account performance)

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
------------------   ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Jose Luiz Garcia      X
Thomas Melendez       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                             MFS (R) VALUE PORTFOLIO
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

(A)(1) PORTFOLIO
MANAGER'S                                                                     (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME              (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH         ACCOUNTS AND THE TOTAL ASSETS IN
THE ACCOUNTS WITH
(AS LISTED IN     CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED       RESPECT TO WHICH THE ADVISORY FEE
IS BASED ON THE
PROSPECTUS)       WITHIN EACH CATEGORY                                        PERFORMANCE OF THE ACCOUNT
----------------  ----------------------------------------------------------
------------------------------------------------------
                          (A)                 (B)                                     (A)               (B)
                      REGISTERED         OTHER POOLED                             REGISTERED        OTHER POOLED
                      INVESTMENT          INVESTMENT              (C)             INVESTMENT
INVESTMENT            (C)
                       COMPANIES           VEHICLES         OTHER ACCOUNTS        COMPANIES
VEHICLES       OTHER ACCOUNTS
                  ------------------  ------------------  ------------------  -----------------
-----------------  ----------------

NUMBER
                  NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF   TOTAL  NUMBER OF
TOTAL     OF      TOTAL
                   ACCOUNTS  ASSETS*   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS  ASSETS   ACCOUNTS
ASSETS  ACCOUNTS  ASSETS
                  ---------  -------  ---------  -------  ---------  -------  ---------  ------  ---------
------  --------  ------

Steven R. Gorham      21     $35          2      $1.2         23     $9.1         0        $0        0
$0       0        $0
                             billion             billion             billion
Nevin P.              21     $21          2      $1.2         23     $9.1         0        $0        0
$0       0        $0
Chitkara**                   billion             billion             billion

*    Includes the portfolio

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

(B)  COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

     . BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

     . PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

     . The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

     . The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Steven R. Gorham    X
Nevin P. Chitkara   X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                          VAN KAMPEN COMSTOCK PORTFOLIO

(A)(1) PORTFOLIO
MANAGER'S
NAME              (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH
(AS LISTED IN     CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED
PROSPECTUS)       WITHIN EACH CATEGORY
----------------  ------------------------------------------------------------------
                          (A)                         (B)
                      REGISTERED                 OTHER POOLED
                      INVESTMENT                  INVESTMENT              (C)
                       COMPANIES                   VEHICLES         OTHER ACCOUNTS
                  --------------------------  ------------------  ------------------
                  NUMBER OF       TOTAL       NUMBER OF   TOTAL   NUMBER OF   TOTAL
                   ACCOUNTS       ASSETS       ACCOUNTS   ASSETS   ACCOUNTS   ASSETS
                  ---------  ---------------  ---------  -------  ---------  -------
R. Robert Baker       17     $31,114,757,636      2      $1.1        16,263  $3.2
                                                         billion             billion
Jason S. Leder        15     $30,697,655,132      2      $1.1        16,263  $3.2
                                                         billion             billion
Kevin C. Holt         16     $31,006,290,856      2      $1.1        16,263  $3.2
                                                         billion             billion

(A)(1) PORTFOLIO
MANAGER'S         (a)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
NAME              ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
(AS LISTED IN     RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)       PERFORMANCE OF THE ACCOUNT
----------------  ------------------------------------------------------
                          (A)               (B)
                      REGISTERED        OTHER POOLED
                      INVESTMENT         INVESTMENT            (C)
                      COMPANIES           VEHICLES       OTHER ACCOUNTS
                  (SEE FOOTNOTE II)  (SEE FOOTNOTE II)  (SEE FOOTNOTE II)
                  -----------------  -----------------  ----------------
                                                         NUMBER
                  NUMBER OF   TOTAL  NUMBER OF   TOTAL     OF      TOTAL
                   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
                  ---------  ------  ---------  ------  --------  ------
R. Robert Baker       0        $0        0        $0       0       $0

Jason S. Leder        0        $0        0        $0       0       $0

Kevin C. Holt         0        $0        0        $0       0       $0

                           MET INVESTORS SERIES TRUST
                       VAN KAMPEN MID-CAP GROWTH PORTFOLIO
                    MORGAN STANLEY INVESTMENT MANAGEMENT INC.

(A)(1) PORTFOLIO
MANAGER'S
NAME              (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH
(AS LISTED IN     CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED
PROSPECTUS)       WITHIN EACH CATEGORY
-----------------  -----------------------------------------------------------------------------
                              (A)                       (B)
                           REGISTERED          OTHER POOLED INVESTMENT            (C)
                      INVESTMENT COMPANIES            VEHICLES              OTHER ACCOUNTS
                   -------------------------  ------------------------  ------------------------
                    NUMBER                     NUMBER                    NUMBER
                      OF                         OF                        OF
                   ACCOUNTS    TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS
                   --------  ---------------  --------  --------------  --------  --------------
Dennis Lynch          31     $16,663,990,644      5     $1,029,950,840    8,762   $2,199,648,631
David Cohen           32     $16,280,096,192      4     $1,017,849,273    8,760   $2,099,477,839
Sam Chainani          32     $16,280,096,192      4     $1,017,849,273    8,760   $2,099,477,839
Alexander Norton      31     $16,663,990,644      4     $1,017,849,273    8,760   $2,099,477,839

(A)(1)
PORTFOLIO
MANAGER'S          (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
NAME               ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
(AS LISTED IN      TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)        PERFORMANCE OF THE ACCOUNT
-----------------   ------------------------------------------------------------
                               (A)                   (B)
                           REGISTERED           OTHER POOLED
                           INVESTMENT            INVESTMENT            (C)
                            COMPANIES             VEHICLES       OTHER ACCOUNTS
                    ------------------------  ----------------  ----------------
                     NUMBER                    NUMBER            NUMBER
                       OF                        OF      TOTAL     OF      TOTAL
                    ACCOUNTS   TOTAL ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
                    --------  --------------  --------  ------  --------  ------
Dennis Lynch            0           $0            0       $0       0        $0
David Cohen             0           $0            0       $0       0        $0
Sam Chainani            0           $0            0       $0       0        $0
Alexander Norton        0           $0            0       $0       0        $0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Sub-Adviser could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

(B) COMPENSATION Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

..    Cash Bonus.

..    Morgan Stanley's Long Term Incentive Compensation awards-- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

..    Investment Management Alignment Plan (IMAP) awards-- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Portfolio.

..    Voluntary Deferred Compensation Plans-- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Sub-Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

..    Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

..    Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

..    Contribution to the business objectives of the Sub-Adviser.

..    The dollar amount of assets managed by the portfolio manager.

..    Market compensation survey research by independent third parties.

..    Other qualitative factors, such as contributions to client objectives.

..    Performance of Morgan Stanley and Morgan Stanley Investment Management, and
     the overall performance of the investment team(s) of which the portfolio manager is a member.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Dennis Lynch        X
David Cohen         X
Sam Chainani        X
Alexander Norton    X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     NEUBERGER BERMAN REAL ESTATE PORTFOLIO
                        NEUBERGER BERMAN MANAGEMENT, INC.

(A)(1)
PORTFOLIO
MANAGER'S                                                                       (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER
NAME (AS                                                                        OF ACCOUNTS AND THE TOTAL ASSETS
IN THE ACCOUNTS
LISTED IN   (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND    WITH RESPECT TO WHICH THE
ADVISORY FEE IS BASED ON
PROSPECTUS) THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY       THE PERFORMANCE OF THE ACCOUNT
----------- ------------------------------------------------------------------
----------------------------------------------------
                                                                                      (A)               (B)
                       (A)                      (B)                                REGISTERED       OTHER POOLED
              REGISTERED INVESTMENT        OTHER POOLED              (C)           INVESTMENT
INVESTMENT            (C)
                   COMPANIES            INVESTMENT VEHICLES    OTHER ACCOUNTS      COMPANIES
VEHICLES       OTHER ACCOUNTS
            -------------------------  ---------------------  ----------------- ----------------
----------------  ----------------
             NUMBER                     NUMBER                 NUMBER            NUMBER
NUMBER            NUMBER
               OF                         OF        TOTAL        OF      TOTAL     OF      TOTAL     OF
TOTAL     OF      TOTAL
            ACCOUNTS    TOTAL ASSETS   ACCOUNTS    ASSETS     ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS
ASSETS  ACCOUNTS  ASSETS
            --------  ---------------  --------  -----------  --------  ------- --------  ------  --------
------  --------  ------

Steven         5            $5.37         0           $0        190      $455     0         $0      0
$0        0        $0
Brown                       billion                                     million

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(B) COMPENSATION

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Our portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. We believe that our portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

We believe the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                            $500,001-      OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  ----------  ----------
Steven Brown        X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                          MET INVESTORS SERIES TRUST
                  OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO
                             OPPENHEIMER FUNDS, INC.


(a)(1) Portfolio
   Manager's
    Name (as
   listed in      (a)(2) Number of other accounts managed within each category and
  Prospectus)      the total assets in the accounts managed within each category
------------------------------------------------------------------------------------
                             (A)                   (B)
                         Registered             Other Pooled            (C)
                         Investment              Investment            Other
                          Companies               Vehicles            Accounts*
                 -------------------------------------------------------------------
                  Number                      Number                 Number
                    of                          of                     of    Total
                 Accounts    Total Assets    Accounts Total Assets  Accounts Assets
-                -------------------------------------------------------------------
  Marc Baylin       6     $12,725,458,880.63    1     $7,647,282.76    0      $0

(a)(1) Portfolio
   Manager's       (a)(3) For each of the categories in (a)(2)
    Name (as     Number of accounts and the total assets in the
   listed in     accounts with respect to which the advisory fee is
  Prospectus)        based on the performance of the account
-------------------------------------------------------------------
                       (A)                  (B)
                    Registered          Other Pooled       (C)
                    Investment          Investment       Other
                     Companies          Vehicles        Accounts
                 --------------------------------------------------
                  Number             Number          Number
                    of       Total     of    Total     of    Total
                 Accounts    Assets Accounts Assets Accounts Assets
-                --------------------------------------------------
  Marc Baylin

  * Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or she may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Portfolio, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or she may manage funds or accounts with different investment objectives and strategies.

(B) COMPENSATION

The Portfolio's Portfolio Manager is employed and compensated by the Manager, not the Portfolio. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Portfolio is Lipper Large Cap Growth Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Portfolio's assets, although the Portfolio's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Manager. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

     Portfolio            $1-   $10,001- $50,001- $100,001- $500,001-     over
      Manager      none $10,000 $ 50,000 $100,000 $500,000  $1,000,000 $1,000,000
  ---------------  ---- ------- -------- -------- --------- ---------- ----------
  Marc Baylin       X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                          PIMCO TOTAL RETURN PORTFOLIO
                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

(A)(1) PORTFOLIO
MANAGER'S
NAME
(AS LISTED IN     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
PROSPECTUS)       TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
----------------  -----------------------------------------------------------------------
                            (A)                     (B)
                   REGISTERED INVESTMENT  OTHER POOLED INVESTMENT            (C)
                         COMPANIES                VEHICLES              OTHER ACCOUNTS
                  ----------------------  -----------------------  ----------------------
                   NUMBER                  NUMBER                   NUMBER
                     OF                      OF                       OF
                  ACCOUNTS  TOTAL ASSETS  ACCOUNTS   TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
                  --------  ------------  --------  -------------  --------  ------------
Pasi Hamalainen      10      $7,623.65        6        $753.07        178     $35,384.14

(A)(1) PORTFOLIO
MANAGER'S
NAME              (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
(AS LISTED IN     AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
PROSPECTUS)       ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
----------------  ----------------------------------------------------------------
                         (A)                 (B)
                     REGISTERED          OTHER POOLED
                     INVESTMENT           INVESTMENT               (C)
                     COMPANIES             VEHICLES           OTHER ACCOUNTS
                  ----------------  ----------------------  ----------------------
                   NUMBER            NUMBER                  NUMBER
                     OF      TOTAL     OF                      OF
                  ACCOUNTS  ASSETS  ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
                  --------  ------  --------  ------------  --------  ------------
Pasi Hamalainen       0       $0        1        $54.11        10       $7,140.20

(B) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                            $500,001-     OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  ----------  ----------
Pasi Hamalainen     X

                           MET INVESTORS SERIES TRUST
                    PIMCO INFLATION PROTECTED BOND PORTFOLIO
                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

(A)(1) PORTFOLIO
MANAGER'S
NAME
(AS LISTED IN     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
PROSPECTUS)       TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
----------------  -----------------------------------------------------------------------
                           (A)                     (B)
                  REGISTERED INVESTMENT  OTHER POOLED INVESTMENT            (C)
                        COMPANIES                VEHICLES              OTHER ACCOUNTS
                  ----------------------  -----------------------  ----------------------
                   NUMBER                  NUMBER                   NUMBER
                     OF                      OF                       OF
                  ACCOUNTS  TOTAL ASSETS  ACCOUNTS   TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
                  --------  ------------  --------  -------------  --------  ------------
John B.
Brynjolfsson         17      $35,067.82      18       $2,706.75       33       $7,981.87

(A)(1) PORTFOLIO
MANAGER'S
NAME              (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
(AS LISTED IN     AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
PROSPECTUS)       ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
----------------  ----------------------------------------------------------------
                        (A)                 (B)
                    REGISTERED          OTHER POOLED
                    INVESTMENT           INVESTMENT               (C)
                    COMPANIES             VEHICLES           OTHER ACCOUNTS
                  ----------------  ----------------------  ----------------------
                   NUMBER            NUMBER                  NUMBER
                     OF      TOTAL     OF                      OF
                  ACCOUNTS  ASSETS  ACCOUNTS  TOTAL ASSETS  ACCOUNTS  TOTAL ASSETS
                  --------  ------  --------  ------------  --------  ------------
John B.
Brynjolfsson          0       $0        0           $0         8        $3,694.80

(B) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.

                                                                                           $500,001-      OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $1,000,000  $1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  ----------  ----------
John B.
Brynjolfsson        X

(C) DESCRIPTION OF ANY MATERIAL CONFLICTS

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

KNOWLEDGE AND TIMING OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(D) COMPENSATION

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     . 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;

     . Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     .    Amount and nature of assets managed by the portfolio manager;

     . Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

     . Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

     . Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

     .    Contributions to asset retention, gathering and client satisfaction;

     .    Contributions to mentoring, coaching and/or supervising; and

     .    Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

RETENTION BONUSES. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

PROFIT SHARING PLAN. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B

Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                             PIONEER FUND PORTFOLIO
                       PIONEER INVESTMENT MANAGEMENT, INC.

(A)(1) PORTFOLIO
MANAGER'S NAME
(AS LISTED IN      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
PROSPECTUS)        AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-----------------  ---------------------------------------------------------------------------
                              (A)                       (B)
                           REGISTERED          OTHER POOLED INVESTMENT            (C)
                      INVESTMENT COMPANIES            VEHICLES              OTHER ACCOUNTS
                   -------------------------  ------------------------  ----------------------
                    NUMBER                     NUMBER                    NUMBER
                      OF                         OF                        OF
                   ACCOUNTS    TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS
                   --------  ---------------  --------  --------------  --------  ------------
John A. Carey         10     $11,454,393,000      3     $1,883,897,000      2     $184,145,000

Walter Hunnewell,     10     $11,454,393,000      3     $1,883,897,000      2     $184,145,000
Jr.

(A)(1) PORTFOLIO   (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
MANAGER'S NAME     ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
(AS LISTED IN      TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)        PERFORMANCE OF THE ACCOUNT
-----------------  ------------------------------------------------------------
                              (A)                   (B)
                          REGISTERED           OTHER POOLED
                          INVESTMENT            INVESTMENT            (C)
                           COMPANIES             VEHICLES       OTHER ACCOUNTS
                   ------------------------  ----------------  ----------------
                    NUMBER                    NUMBER            NUMBER
                      OF                        OF      TOTAL     OF      TOTAL
                   ACCOUNTS   TOTAL ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
                   --------  --------------  --------  ------  --------  ------
John A. Carey          1     $7,918,558,000      0       $0          0     $0
Walter Hunnewell,      1     $7,918,558,000      0       $0          0     $0
Jr.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(B) COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

QUALITATIVE PERFORMANCE. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
   PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000
$500,001-$1,000,000  $1,000,000
---------------------  ----  ----------  ---------------  ----------------  -----------------
-------------------  ----------

John A.                  X
Carey
Walter Hunnewell, Jr.    X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                       PIONEER STRATEGIC INCOME PORTFOLIO
                       PIONEER INVESTMENT MANAGEMENT, INC.

(A)(1) PORTFOLIO
MANAGER'S NAME
(AS LISTED IN      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
PROSPECTUS)        AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-----------------  ---------------------------------------------------------------------------
                              (A)                       (B)
                           REGISTERED          OTHER POOLED INVESTMENT            (C)
                      INVESTMENT COMPANIES            VEHICLES              OTHER ACCOUNTS
                   -------------------------  ------------------------  ----------------------
                    NUMBER                     NUMBER                    NUMBER
                      OF                         OF                        OF
                   ACCOUNTS    TOTAL ASSETS   ACCOUNTS   TOTAL ASSETS   ACCOUNTS  TOTAL ASSETS
                   --------  ---------------  --------  --------------  --------  ------------
Kenneth J. Taubes     9      $2,967,604,000       2     $1,532,471,000      0     0

(A)(1) PORTFOLIO   (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
MANAGER'S NAME     ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
(AS LISTED IN      TO WHICH THE ADVISORY FEE IS BASED ON THE
PROSPECTUS)        PERFORMANCE OF THE ACCOUNT
-----------------  ------------------------------------------------------------
                              (A)                   (B)
                          REGISTERED           OTHER POOLED
                          INVESTMENT            INVESTMENT            (C)
                           COMPANIES             VEHICLES       OTHER ACCOUNTS
                   ------------------------  ----------------  ----------------
                    NUMBER                    NUMBER            NUMBER
                      OF                        OF      TOTAL     OF      TOTAL
                   ACCOUNTS   TOTAL ASSETS   ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
                   --------  --------------  --------  ------  --------  ------
Kenneth J. Taubes      0     0                   0       0        0        0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(B) COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

QUALITATIVE PERFORMANCE. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Kenneth J. Taubes   X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                            RCM TECHNOLOGY PORTFOLIO
                           RCM CAPITAL MANAGEMENT LLC

(A)(1)
PORTFOLIO
MANAGER'S
NAME (AS
LISTED IN    (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY
PROSPECTUS)  AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
-----------  ------------------------------------------------------------------
                                              (B)
                       (A)               OTHER POOLED
              REGISTERED INVESTMENT       INVESTMENT                (C)
                   COMPANIES               VEHICLES           OTHER ACCOUNTS
             ----------------------  --------------------  --------------------
              NUMBER                  NUMBER      TOTAL     NUMBER      TOTAL
                OF     TOTAL ASSETS     OF       ASSETS       OF       ASSETS
             ACCOUNTS   (MILLIONS)   ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)
             --------  ------------  --------  ----------  --------  ----------
Walter
Price            8        $1,796        0        $0         26        $216
Huachecn
Chen             8        $1,796        0        $0         19        $223

(A)(1)
PORTFOLIO
MANAGER'S
NAME (AS     (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF ACCOUNTS
LISTED IN    AND THE TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT TO WHICH THE
PROSPECTUS)  ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
-----------  ----------------------------------------------------------------
                      (A)                   (B)
                  REGISTERED           OTHER POOLED
                  INVESTMENT            INVESTMENT               (C)
                   COMPANIES             VEHICLES           OTHER ACCOUNTS
             --------------------  --------------------  --------------------
              NUMBER      TOTAL     NUMBER      TOTAL     NUMBER      TOTAL
                OF       ASSETS       OF       ASSETS       OF       ASSETS
             ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)  ACCOUNTS  (MILLIONS)
             --------  ----------  --------  ----------  --------  ----------
Walter
Price            0        0            0        $0           2      $12.5
Huachecn
Chen             0        0            0        $0           0      $   0

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

DESCRIPTION OF POTENTIAL CONFLICTS OF INTEREST

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

     . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund's portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM's investment personnel, including each fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See "Code of Ethics".

PALLAS INVESTMENT PARTNERS, L.P. ("PALLAS") AND RELATED ENTITIES. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the "Pallas Hedge Funds") - Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the "General Partner"). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the AXA Multimanager Technology Fund.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM's affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas' clients are executed through RCM's equity trading desk, and trades by Pallas on behalf of Pallas' clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM's clients. All trades on behalf of Pallas' clients that are executed through RCM's equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

(B) COMPENSATION

RCM believes that their compensation program is competitively positioned to attract and retain high-caliber investment professionals. RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, stock appreciation right units and a benefits package (the "Bonus Program"). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the "Profit Program").

Bonus Program. RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. The primary components of this system are base compensation, incentive bonus, profit sharing and long term incentive units (LTIP). We strive to provide our staff with competitive salaries and incentive compensation that is driven by peer data and investment performance. In addition, our key staff will benefit by the overall success of our business in both the short term (profit sharing) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients.

Annual Bonus. All portfolio managers also receive discretionary compensation in the form of a bonus. The discretionary bonus is designed to reward investment professionals for sustained high performance by linking pay to two core elements: quantitatively measured investment results, and firm profitability. At the start of the year, each portfolio manager receives a target bonus. The target bonus is based on the individuals' years of experience and level of responsibility in the organization. Third party compensation data is also consulted to ensure that the level of the target bonus is competitive. The actual bonus amount paid at year-end can be more than the target bonus by as much as 300% or less than the target bonus (to as little as no bonus) - depending on individual, team and firm performance.

Stock Appreciation Rights. Key members of RCM's investment staff are allocated Stock Appreciation Right (SARs) units at the beginning of each year. The SARs vest over five years. Each tranche of SARs are paid-out on the fifth anniversary of their issuance - the amount of which is based on the increase in profitability of the firm during that five-year period.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the Non-Qualified Deferred Compensation Plan.

Profit Program.
---------------

In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund. Under this program portfolio managers also are eligible to participate in the Stock Appreciation Rights program and the retirement plans referenced above.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
-----------

Walter Price          X
Huachen Chen          X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                     T. ROWE PRICE MID CAP GROWTH PORTFOLIO
                         T. ROWE PRICE ASSOCIATES, INC.

(A)(1)
PORTFOLIO
MANAGER'S                                                                    (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME (AS     (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH             ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
LISTED IN    CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED           RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
PROSPECTUS)  WITHIN EACH CATEGORY                                            PERFORMANCE OF THE ACCOUNT
-----------  --------------------------------------------------------------
----------------------------------------------------
                                                                                   (A)              (B)
                      (A)                    (B)                                REGISTERED      OTHER POOLED
             REGISTERED INVESTMENT      OTHER POOLED             (C)            INVESTMENT
INVESTMENT            (C)
                  COMPANIES          INVESTMENT VEHICLES    OTHER ACCOUNTS       COMPANIES         VEHICLES
OTHER ACCOUNTS
             ----------------------  -------------------  -----------------  ----------------  ----------------
----------------
              NUMBER                    NUMBER             NUMBER             NUMBER            NUMBER
NUMBER
                OF                        OF      TOTAL      OF      TOTAL      OF      TOTAL     OF
TOTAL     OF      TOTAL
             ACCOUNTS  TOTAL ASSETS    ACCOUNTS   ASSETS  ACCOUNTS   ASSETS  ACCOUNTS  ASSETS  ACCOUNTS  ASSETS
ACCOUNTS  ASSETS
             --------  ------------    --------  -------  --------  -------  --------  ------  --------  ------
--------  ------

18               7       $19,072.2        11     $276.9     5       $952.5      0        0        0
0        0         0
                         million                 million            million

* PLEASE NOTE THE INFORMATION ABOVE DOES NOT INCLUDE ANY OF THE FUNDS FOR WHICH T. ROWE PRICE SERVES AS SUBADVISER FOR MET INVESTORS ADVISORY LLC. THE ASSETS HAVE NOT YET BEEN RECONCILED, AND THEREFORE, ARE SUBJECT TO CHANGE.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

(B) COMPENSATION Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Brian Berghuis      X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                     THIRD AVENUE SMALL CAP VALUE PORTFOLIO
                           THIRD AVENUE MANAGEMENT LLC

(A)(1)
PORTFOLIO
MANAGER'S                                                                  (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME           (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH         ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
(AS LISTED IN  CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED       RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
PROSPECTUS)    WITHIN EACH CATEGORY                                        PERFORMANCE OF THE ACCOUNT
-------------  ----------------------------------------------------------
--------------------------------------------------------
                        (A)                 (B)                                  (A)                  (B)
                    REGISTERED         OTHER POOLED                           REGISTERED         OTHER POOLED
                    INVESTMENT          INVESTMENT            (C)             INVESTMENT
INVESTMENT            (C)
                    COMPANIES            VEHICLES       OTHER ACCOUNTS        COMPANIES            VEHICLES
OTHER ACCOUNTS
               ------------------  ------------------  ------------------  -----------------  ------------------
-----------------
               NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF  TOTAL    NUMBER OF  TOTAL   NUMBER OF   TOTAL
NUMBER OF  TOTAL
               ACCOUNTS    ASSETS  ACCOUNTS    ASSETS  ACCOUNTS   ASSETS   ACCOUNTS   ASSETS  ACCOUNTS    ASSETS
ACCOUNTS   ASSETS
               ---------  -------  ---------  -------  ---------  -------  ---------  ------  ---------  -------
---------  ------

Curtis Jensen      4      $4.2        None                   4*   Over $1    N/a                 N/a
N/a
                          billion                                 million
Ian Lapey          6      $1.9           4    $117        None               None                  1     $2
N/a
                          billion             million                                                    million
Kathleen           3      $366           1    $2           N/A                                     1     $2
Crawford                  million             million                                                    million

* Curtis Jensen manages these accounts in a personal capacity and receives no advisory fee for these accounts.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS Circumstances may arise under which Third Avenue Management LLC (the "Adviser") determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients' interests.

(B) COMPENSATION Each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Adviser. The bonus is determined in the discretion of senior management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Portfolio managers who perform additional management functions within the Adviser may receive additional compensation in these other capacities.

(C) OWNERSHIP OF SECURITIES/ii/ SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER  NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-----------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Curtis Jensen       X
Ian Lapey           X
Kathleen Crawford   X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                         TURNER MID CAP GROWTH PORTFOLIO
                        TURNER INVESTMENT PARTNERS, INC.

(A)(1)
PORTFOLIO
MANAGER'S                                                                  (A)(3) FOR EACH OF THE CATEGORIES
IN(A)(2) NUMBER OF
NAME           (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH         ACCOUNTS AND THE TOTAL ASSETS IN THE
ACCOUNTS WITH
(AS LISTED IN  CATEGORY AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED       RESPECT TO WHICH THE ADVISORY FEE IS
BASED ON THE
PROSPECTUS)    WITHIN EACH CATEGORY                                        PERFORMANCE OF THE ACCOUNT
-------------  ----------------------------------------------------------
---------------------------------------------------------
                       (A)                 (B)                                 (A)                    (B)
                    REGISTERED         OTHER POOLED                          REGISTERED           OTHER POOLED
                    INVESTMENT          INVESTMENT            (C)            INVESTMENT
INVESTMENT            (C)
                    COMPANIES            VEHICLES       OTHER ACCOUNTS       COMPANIES
VEHICLES       OTHER ACCOUNTS
               ------------------  ------------------  ------------------  ------------------  -----------------
------------------
               NUMBER OF   TOTAL   NUMBER OF   TOTAL   NUMBER OF  TOTAL    NUMBER OF  TOTAL    NUMBER OF  TOTAL
NUMBER OF  TOTAL
               ACCOUNTS    ASSETS  ACCOUNTS    ASSETS  ACCOUNTS   ASSETS   ACCOUNTS   ASSETS   ACCOUNTS   ASSETS
ACCOUNTS   ASSETS
               ---------  -------  ---------  -------  ---------  -------  ---------  -------  ---------  ------
---------  -------

Christopher        19      $3.9        33       $691       77      $5.5        3        $817       0
$0         5      $240
McHugh                    billion             million             billion
million                                million
Jason              13      $2.9        26       $501       55      $2.9        1        $24        0
$0         5      $240
Schrotberger              billion             million             billion
million                                million
Tara Hedlund        9      $2.5        22       $413       18      $957        1        $24        0
$0         2      $121
                          billion             million             million
million                                million

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

     As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

(B)  COMPENSATION

     Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

     The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
----------

Christopher McHugh   X
Jason Schrotberger   X
Tara Hedlund         X

The Adviser has provided the Trust with the following information regarding the Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. As of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

                           MET INVESTORS SERIES TRUST
                  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                          WESTERN ASSET MANAGEMENT CO.

(A)(1)
PORTFOLIO
MANAGER'S
NAME (AS
LISTED IN   (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND
PROSPECTUS) THE TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
----------- ----------------------------------------------------------------------------------

                       (A)                          (B)
              REGISTERED INVESTMENT            OTHER POOLED                       (C)
                   COMPANIES                INVESTMENT VEHICLES             OTHER ACCOUNTS
            --------------------------  --------------------------  --------------------------
             NUMBER                      NUMBER                      NUMBER
               OF                          OF           TOTAL          OF           TOTAL
            ACCOUNTS    TOTAL ASSETS    ACCOUNTS       ASSETS       ACCOUNTS       ASSETS
            --------  ----------------  --------  ----------------  --------  ----------------
S. Kenneth
Leech          134    $101,672,051,911    119     $125,569,214,103     953     274,000,744,331
Stephen A.
Walsh          134    $101,672,051,911    119     $125,569,214,103     953     274,000,744,331
Carl L.
Eichstaedt      15    $  4,167,534,232      1     $    333,971,709      99    $ 22,987,499,509
Edward A.
Moody            3    $    698,068,195      1     $     51,626,641     109    $ 19,929,991,008
Mark S.
Lindbloom        8    $  3,177,084,946      4          353,548,697      23       4,689,457,296

(A)(1)
PORTFOLIO
MANAGER'S   (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER
NAME (AS    OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS
LISTED IN   WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON
PROSPECTUS) THE PERFORMANCE OF THE ACCOUNT
----------- -------------------------------------------------------------
                  (A)               (B)
               REGISTERED       OTHER POOLED
               INVESTMENT        INVESTMENT                (C)
               COMPANIES          VEHICLES           OTHER ACCOUNTS
            ----------------  ----------------  -------------------------
             NUMBER            NUMBER            NUMBER
               OF      TOTAL     OF      TOTAL     OF          TOTAL
            ACCOUNTS  ASSETS  ACCOUNTS  ASSETS  ACCOUNTS      ASSETS
            --------  ------  --------  ------  --------  ---------------
S. Kenneth
Leech           0        $0       0       $0       96     $31,138,791,430
Stephen A.
Walsh           0        $0       0       $0       96     $31,138,791,430
Carl L.
Eichstaedt      0        $0       0       $0        2     $ 1,070,799,719
Edward A.
Moody           0        $0       0       $0       10     $ 3,093,605,875
Mark S.
Lindbloom       0        $0       0       $0        2       1,020,908,948

NOTE: THE NUMBERS ABOVE REFLECT THE OVERALL NUMBER OF PORTFOLIOS MANAGED BY WESTERN ASSET. MR. LEECH AND MR. WALSH ARE INVOLVED IN THE MANAGEMENT OF ALL THE FIRM'S PORTFOLIOS, BUT THEY ARE NOT SOLELY RESPONSIBLE FOR PARTICULAR PORTFOLIOS. WESTERN'S INVESTMENT DISCIPLINE EMPHASIZES A TEAM APPROACH THAT COMBINES THE EFFORTS OF GROUPS OF SPECIALISTS WORKING IN DIFFERENT MARKET SECTORS. THE INDIVIDUALS THAT HAVE BEEN IDENTIFIED ARE RESPONSIBLE FOR OVERSEEING IMPLEMENTATION OF THE FIRM'S OVERALL INVESTMENT IDEAS AND COORDINATING THE WORK OF THE VARIOUS SECTOR TEAMS. THIS STRUCTURE ENSURES THAT CLIENT PORTFOLIOS BENEFIT FROM A CONSENSUS THAT DRAWS ON THE EXPERTISE OF ALL TEAM MEMBERS.

(A)(4) DESCRIPTION OF ANY MATERIAL CONFLICTS

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio's trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio's sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(B) COMPENSATION

With respect to the compensation of the portfolio managers, the Advisers' compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

(C) OWNERSHIP OF SECURITIES SEE ATTACHED LIST OF INSURANCE PRODUCTS OFFERED BY METLIFE.


OVER
PORTFOLIO MANAGER    NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000
$1,000,000
-------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------
-----------

S. Kenneth Leech      X
Stephen A. Walsh      X
Carl L. Eichstaedt    X
Edward A. Moody       X
Mark S. Lindbloom     X

----------

The Adviser has provided the Trust with the following information regarding the Rainier Large Cap Equity Portfolio's portfolio managers identified in the Portfolio's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of June 30, 2007 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Adviser has provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Adviser has also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of June 30, 2007. As of June 30, 2007, no portfolio manager identified in the Prospectus beneficially owned equity securities of the Portfolio for which he or she serves as portfolio manager.

--------------------------------------------------------------------------------
                           Met Investors Series Trust
                       Rainier Large Cap Equity Portfolio
                       Rainier Investment Management, Inc.
-------------------------------------------------------------------------------
------------------------ ------------------------------------------------------



                      (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH
                      CATEGORY AND THE TOTAL ASSETS IN MILLIONS IN THE
                      ACCOUNTS MANAGED WITHIN EACH CATEGORY
                    ------------------------------------------------------------
                             (A)                 (B)
                          REGISTERED       OTHER POOLED INVESTMENT
                         INVESTMENT                                   (C)
                          COMPANIES             VEHICLES         OTHER ACCOUNTS
 (A)(1) PORTFOLIO -------------------- ----------------- ---------------------
  MANAGER'S NAME      NUMBER OF  TOTAL   NUMBER OF   TOTAL    NUMBER OF  TOTAL
  AS LISTED IN        ACCOUNTS   ASSETS  ACCOUNTS    ASSETS   ACCOUNTS   ASSETS
  PROSPECTUS)
------------------   --------   ------- --------   ------   --------   -------
James R. Margard        5        $6,510     0        n/a       131    $7,014
                                                                       million
Daniel M. Brewer        5        $6,510     0        n/a       131    $7,014
                                                                       million

Mark W. Broughton       5        $6,510     0        n/a       131    $7,014
                                                                       million

Stacie L. Cowell        5        $6,510     0        n/a       131    $7,014
                                                                       million

Mark H. Dawson          5        $6,510     0        n/a       131    $7,014
                                                                       million

Peter M. Musser         5        $6,510     0       n/a        131    $7,014
                                                                       million
                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                    ACCOUNTS AND THE TOTAL ASSETS IN MILLIONS IN THE ACCOUNTS
                     WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                    ---------------------------------------------------------
------------------------------------------------------------
                             (A)                 (B)
                          REGISTERED       OTHER POOLED INVESTMENT
                         INVESTMENT                                   (C)
                          COMPANIES             VEHICLES         OTHER ACCOUNTS
 (A)(1) PORTFOLIO -------------------- ----------------- ---------------------
  MANAGER'S NAME      NUMBER OF  TOTAL   NUMBER OF   TOTAL    NUMBER OF  TOTAL
  AS LISTED IN        ACCOUNTS   ASSETS  ACCOUNTS    ASSETS   ACCOUNTS   ASSETS
  PROSPECTUS)
------------------   --------   ------- --------   ------   --------   -------


James R. Margard        None     None       None     None       None     None
Daniel M. Brewer        None     None       None     None       None     None
Mark W. Broughton       None     None       None     None       None     None
Stacie L. Cowell        None     None       None     None       None     None
Mark H. Dawson          None     None       None     None       None     None
Peter M. Musser         None     None       None     None       None     None






(a)(4) Ownership of Securities see attached list of insurance products offered by MetLife.


  PORTFOLIO                                                         $100,001-   $500,001-     OVER
   MANAGER     NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000   $500,000  $1,000,000  $1,000,000
- -------------  ----  ----------  ---------------  ----------------  ---------  ----------  ----------
James R.
Margard         X

Daniel M.       X
Brewer

Mark W.         X
Broughton

Stacie L.       X
Cowell

Mark H.         X
Dawson

Peter M.        X
Musser




(b) Description of any material conflicts:

The compensation paid to the Adviser for managing the Portfolio is based only on a percentage of assets under management. Portfolio managers benefit from the Adviser's revenues and profitability. But no portfolio managers are compensated based directly on fee revenue earned by the Adviser on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Portfolio or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. The Adviser allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio or other client account, the Portfolio may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, the Adviser aggregates orders of the portfolios it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.



(c) Compensation

All portfolio managers are compensated by the Portfolio's Adviser. All portfolio managers receive a fixed salary. Portfolio managers who are shareholders (principals) receive a dividend based on number of Rainier Management shares owned. Portfolio managers who are neither shareholders nor principals receive an annual subjective bonus based on the employee's contribution to the performance of the Portfolio and other accounts that he or she manages, as well as the employee's teamwork, constructive attitude and other contributions to the Adviser's business, but not based on the size of the portfolio or assets under management. The measurement of a non-shareholder portfolio manager's contribution to the performance of a Portfolio is not strictly a quantitative measurement of security performance compared to a benchmark. However, attribution analysis comparing performance of the portfolio holdings to a benchmark for the industry for which the portfolio manager has responsibility is normally reviewed. Typically, periods of one and three years receive greatest scrutiny in performance evaluations, without regard to the effect any taxes would have on those portfolio recommendations.

                         METROPOLITAN SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 2007

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to the prospectuses of Metropolitan Series Fund, Inc. (the "Fund") dated April 30, 2007, as any prospectus may be supplemented or amended from time to time (the "Prospectus"), and should only be read, with respect to a Portfolio, along with the Prospectus for that Portfolio. The annual report of the Fund for the year ending December 31, 2006 accompanies this SAI and is incorporated by reference. A copy of the Prospectus and the annual report may be obtained from Metropolitan Series Fund, Inc., c/o Metropolitan Life Insurance Company, Attn:
Annuity Fulfillment Unit - MSF, 1600 Division Road, West Warwick, Rhode Island 02893 or by calling (800) 638-7732.


[GRAPHIC OMITTED]
                                TABLE OF CONTENTS


                                                                                                                Page
                                                                                                                ----
                                                                                                                  1
GENERAL


INVESTMENT POLICIES                                                                                               1
-------------------


INVESTMENT RESTRICTIONS                                                                                           7
-----------------------


INVESTMENT PRACTICES                                                                                              9
--------------------


DISCLOSURE OF PORTFOLIO HOLDINGS                                                                                 32
--------------------------------


RESOLVING MATERIAL CONFLICTS                                                                                     33
----------------------------


DETERMINATION OF NET ASSET VALUES                                                                                34
---------------------------------


EXPENSES                                                                                                         36
--------


DIRECTORS AND OFFICERS                                                                                           37
----------------------


ADVISORY ARRANGEMENTS                                                                                            44
---------------------


PORTFOLIO MANAGERS                                                                                               58
------------------


DISTRIBUTION AGREEMENTS                                                                                          90
-----------------------


OTHER SERVICES                                                                                                   93
--------------


PORTFOLIO TRANSACTIONS AND BROKERAGE                                                                             94
------------------------------------

                                                                                                                 00
CODE OF ETHICS                                                                                                  1
--------------

                                                                                                                 00
DESCRIPTION OF THE FUND                                                                                         1
-----------------------

                                                                                                                 01
TAXES                                                                                                           1
-----

                                                                                                                 04
TRANSFER AGENT                                                                                                  1
--------------

                                                                                                                 04
FINANCIAL STATEMENTS                                                                                            1
--------------------

                                                                                                                 04
INDEX SPONSORS                                                                                                  1
--------------

                                                                                                                 06
APPENDIX A-1 -- DESCRIPTION OF BOND RATINGS                                                                      1
-------------------------------------------

                                                                                                                 10
APPENDIX A-2 -- DESCRIPTION OF COMMERCIAL PAPER RATINGS                                                          1
-------------------------------------------------------

                                                                                                                 11
APPENDIX B -- INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES                                             1

[GRAPHIC OMITTED]
                                     GENERAL

      Defined terms used in this SAI, but not defined herein, are used as they are defined in the Prospectus.



                               INVESTMENT POLICIES

      The investment objective(s) and principal investment strategies of each Portfolio (each, a "Portfolio," and, collectively, the "Portfolios") of the Fund are set forth in Section II of the Prospectus. There can be no assurance that a Portfolio will achieve its investment objective(s). The information that follows sets out certain investment policies of certain Portfolios. For more information about the investment policies of each Portfolio, see below under "Investment
Restrictions" and "Investment Practices" and the Prospectus.

      Each of MetLife Conservative Allocation Portfolio, MetLife Conservative to
Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife
Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation
Portfolio (each, an "Asset Allocation Portfolio" and, collectively, the "Asset
Allocation Portfolios") operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds advised by MetLife
Advisers, LLC ("MetLife Advisers") or its affiliates (each, an "Underlying
Portfolio" and, collectively, the "Underlying Portfolios"). In addition to the fees directly associated with an Asset Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Each Underlying Portfolio may have a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which each Asset Allocation Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to any information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices."
For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the April 30, 2007 prospectus and statement of additional information of Met Investors Series
Trust ("MIST") (SEC File No. 811-10183).

      Except as otherwise indicated, each Portfolio's investment objective(s) and policies set forth in the Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio's policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

      The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.


BlackRock Aggressive Growth Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Large Cap Value
Portfolio and BlackRock Strategic Value Portfolio

      The Portfolio may invest without limitation in securities of non-U.S.
issuers directly, or indirectly in the form of American Depositary Receipts
("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts
("GDRs").

      The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock Advisors, LLC
("BlackRock"), the Portfolio's subadviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standards & Poor's
Corporation ("S&P") or the "Prime" major rating
                                       -1-
[GRAPHIC OMITTED]
category by Moody's Investor Services, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

      Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.


BlackRock Bond Income Portfolio

      The Portfolio may lend securities it owns so long as such loans do not exceed 33 (1)/3% of the Portfolio's total assets.

      The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

      Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.


BlackRock Diversified Portfolio

      The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

      Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.


BlackRock Money Market Portfolio

      In determining how much of the Portfolio's investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed mortgages" includes private pools of nongovernment-backed mortgages.

                                       -2-
[GRAPHIC OMITTED]
      The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investments, if any, in such obligations will consist principally of obligations that are issued by U.S. branches and agencies of foreign banks for sale in the U.S., subject to the belief of BlackRock that the risks described below are reduced in the case of such bank obligations. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

      All the Portfolio's investments mature in less than 397 days and the average maturity of the Portfolio's securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See "Determination of Net Asset Values." Where obligations of greater than one year are used to secure the Portfolio's repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

      In seeking to provide a high level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. The
Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio's investment portfolio of money market instruments. The value of the securities in the Portfolio's investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable.


Davis Venture Value Portfolio

      The Portfolio may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Portfolio may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Portfolio's total assets to be invested in such companies. The Portfolio may invest in restricted securities, which may include Rule 144A securities.

      The Portfolio may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.


FI International Portfolio, FI Large Cap Portfolio and FI Value Leaders Portfolio

      As a non-fundamental policy, the Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

                                       -3-
[GRAPHIC OMITTED]
FI Mid Cap Opportunities Portfolio

      For purposes of normally investing at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations, Fidelity
Management & Research Company ("FMR"), the Portfolio's subadviser, intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell
Midcap Index no less frequently than once a month.

      The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.


Franklin Templeton Small Cap Growth Portfolio

      The Portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin Advisers, Inc. ("Franklin"), the Portfolio's subadviser, believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Portfolio's investment goal. The Portfolio may buy both rated and unrated debt securities. The Portfolio will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality. Currently, however, the Portfolio does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.


Harris Oakmark Focused Value Portfolio

      Harris Associates L.P. ("Harris"), the Portfolio's subadviser, invests the
Portfolio's assets primarily in common stocks of U.S. companies, although it may invest up to 20% of its total assets (valued at the time of investment) in non-U.S. dollar-denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in "Investment Practices - Foreign Equity Depositary Receipts")). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of the Portfolio's total assets in American Depositary Receipts and securities of foreign issuers.

      Harris may invest the Portfolio's assets in debt securities, including high yield debt (as defined in "Investment Practices - Lower Rated Fixed-income
Securities (High Yield Debt)") and securities that are not rated. There are no restrictions as to the ratings of debt securities Harris may acquire or the portion of the Portfolio's assets that Harris may invest in debt securities in a particular ratings category except that Harris will not invest more than 20% of the Portfolio's total assets in high yield debt.

      Harris may engage in lending of portfolio securities (as defined in "Investment Practices - Lending of Portfolio Securities") with up to 33 (1)/3% of the Portfolio's total assets and in short sales (as defined in "Investment
Practices - Short Sales `Against the Box'") with up to 20% of its total assets.

      Harris may purchase and sell both call options and put options on securities (as defined in "Investment Practices -Purchasing and Selling Options on Securities") for the Portfolio. Harris does not expect to purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of its assets. Harris will write call options and put options for the Portfolio only if such options are "covered" (as defined in "Investment Practices - Purchasing and Selling Options on Securities" under the heading "Writing Covered Options").


Harris Oakmark Large Cap Value Portfolio

      The Portfolio may not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American Stock
Exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction.

                                       -4-
[GRAPHIC OMITTED]
      As a non-fundamental policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets.

      The Portfolio may invest in forward foreign currency contracts.


Jennison Growth Portfolio

      Jennison Associates LLC ("Jennison"), the Portfolio's subadviser, will normally invest at least 65% of the Portfolio's assets in equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American
Depositary Receipts ("ADRs") and other similar securities trading on U.S.
exchanges or markets. The Portfolio may have exposure to foreign currencies through its investments in foreign securities.

      The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

      The Portfolio may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the Securities and Exchange
Commission (the "SEC").


Loomis Sayles Small Cap Portfolio

      As described in the Prospectus, the Portfolio normally invests at least
80% of its assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution.


Neuberger Berman Mid Cap Value Portfolio

      The Portfolio normally may invest up to 20% of its total assets in debt securities.


Oppenheimer Global Equity Portfolio

      Although the Portfolio may invest up to 15% of its net assets in illiquid securities, the Portfolio does not intend to invest more than 10% of its net assets in illiquid securities.

      The Portfolio will not enter into swaps with respect to more than 25% of its total assets.

      The Portfolio may not invest more than 5% of its total assets in warrants or rights. That limit does not apply to warrants acquired as part of a unit or that are attached to other securities.


T. Rowe Price Large Cap Growth Portfolio

      The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended (the "1940 Act") or (ii) securities of the T. Rowe Price
Reserve Investment or Government Reserve Investment Funds.

                                       -5-
[GRAPHIC OMITTED]
      The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

      The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.


T. Rowe Price Small Cap Growth Portfolio

      The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve
Investment Funds.

      The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

      The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.


Western Asset Management Strategic Bond Opportunities Portfolio

      The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such Loans from third parties. See
"Investment Practices-Loan Participations and Assignments" below.

      Certain of the debt securities in which the Portfolio may invest may be rated as low as "C" by Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." See "Investment Practices - Lower
Rated Fixed-Income Securities" below. See Appendix A for more complete information on bond ratings.

      In addition, the Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

      There is no limit on the value of the Portfolio's assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

      The Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities.
Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian
Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

      In order to maintain liquidity, the Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

      The Portfolio's subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

                                       -6-
[GRAPHIC OMITTED]
      Although the Portfolio's investment objective is to maximize total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The
Portfolio's use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.


Western Asset Management U.S. Government Portfolio

      Any guarantee of the securities in which the Portfolio invests will run only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying securities. In addition, any such guarantee will run to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

      Up to 20% of the assets of the Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S.
dollars) rated "investment grade" (i.e., securities that earn one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.


Zenith Equity Portfolio

      The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund. MetLife Advisers invests the Portfolio's assets equally among Capital Guardian U.S. Equity, Jennison Growth and FI Value
Leaders (the "Zenith Underlying Portfolios"). MetLife Advisers maintains this equal division of assets among the Zenith Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Each Zenith Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Zenith Underlying Portfolio to its own investment risks. For information regarding the investment strategies of the Zenith Underlying
Portfolios, and the risks associated with those strategies, please refer to the information above which relates to the Zenith Underlying Portfolios and the sections below entitled "Investment Restrictions" and "Investment Practices."



                             INVESTMENT RESTRICTIONS

      The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the 36 Portfolios. Fundamental restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests regarding any investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio's investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio's investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote.


Fundamental Investment Restrictions

      None of the Portfolios will:

     1.   Borrow money, except to the extent permitted by applicable law, regulation or order;

      . Underwrite securities issued by other persons except to the extent that, in connection with the 2 disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

                                       -7-
[GRAPHIC OMITTED]
    .Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real
   3 estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

    .Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap
   4 agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

    .Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its 5 investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

    .Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of BlackRock
   6 Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

   7.*Issue any senior securities except to the extent permitted by applicable law, regulation or order.
[GRAPHIC OMITTED]
* For purposes of fundamental investment restriction (7), collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security.


Non-Fundamental Investment Restrictions

None of the Portfolios will:

   1.Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

    .*Invest more than 15% (10% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in
   2 excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (10% in the case of BlackRock Money
     Market) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

   3.Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

    .**With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such
   4 issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

    .**With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations issued or
   5 guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

[GRAPHIC OMITTED]
* For purposes of non-fundamental investment restriction (2), "illiquid securities" is defined in this SAI under "Investment Practices - Illiquid
   Securities."

                                       -8-
[GRAPHIC OMITTED]
** The non-fundamental investment restrictions in (4) and (5) above do not apply to Harris Oakmark Focused Value, MetLife Conservative Allocation,
     MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation,
     MetLife Moderate to Aggressive Allocation or MetLife Aggressive Allocation.


Insurance Law Restrictions

      The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.


Variable Contract Related Investment Restrictions

      Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code of 1986, as amended (the
"Internal Revenue Code" or the "Code"). Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Portfolio, be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.



                              INVESTMENT PRACTICES

      The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices.

      Each Asset Allocation Portfolio invests in shares of certain Underlying
Portfolios and its performance is directly related to the ability of such Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers' allocation among the Underlying Portfolios. Accordingly, each
Asset Allocation Portfolio's investment performance will be influenced by the investment practices of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Asset
Allocation Portfolio allocates to the Underlying Portfolios utilizing such practices. Similar to the Asset Allocation Portfolios, Zenith Equity indirectly engages in the investment practices of the Zenith Underlying Portfolios.
Information in "Investment Company Securities" below also applies generally to direct investments that may be made by the Asset Allocation Portfolios and Zenith Equity.

      A Portfolio may be subject to specific limitations on these investment practices, as stated above under "Investment Policies" or "Investment
Restrictions" or in the Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed.
Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under "Investment Restrictions."
The Russell 2000 Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan
Stanley EAFE Index Portfolio and MetLife Stock Index Portfolio are collectively referred to as the "Equity Index Portfolios" and, together with the Lehman
Brothers Aggregate Bond Index Portfolio, the "Index Portfolios."

Investment Practices                                          Portfolios
                                                              ------------------------------------------------------
Equity Securities                                             All Portfolios other than Lehman Brothers Aggregate
                                                              Bond Index and BlackRock Money Market

Convertible Securities                                        All Portfolios other than BlackRock Money Market

-------------------------------------------------------------------------------------------------------------------
                                       -9-
[GRAPHIC OMITTED]

Investment Practices                                          Portfolios
                                                              ------------------------------------------------------
Fixed-income Securities                                       All Portfolios

Money Market Instruments                                      All Portfolios

U.S. Government Securities All Portfolios

Mortgage-Related Securities                                   All Portfolios other than Equity Index Portfolios,
                                                              FI Mid Cap Opportunities, FI Value Leaders and FI
                                                              International Stock

Stripped Mortgage Securities                                  All Portfolios other than Equity Index Portfolios,
                                                              FI Mid Cap Opportunities, FI Value Leaders and FI
                                                              International Stock

Asset-backed Securities                                       All Portfolios other than Equity Index Portfolios,
                                                              FI Mid Cap Opportunities, FI Value Leaders and FI
                                                              International Stock

Zero Coupon Securities                                        All Portfolios other than BlackRock Money Market and
                                                              Equity Index Portfolios

Lower Rated Fixed-income Securities                            ll Portfolios other than BlackRock Money Market and
-----------------------------------------------------------   Aquity Index Portfolios
(High Yield Debt)                                             E

Foreign Securities                                            All Portfolios

High Yield/High Risk Foreign Sovereign Debt Securities        All Portfolios other than Equity Index Portfolios
                                                              and BlackRock Money Market

Brady Bonds                                                   All Portfolios other than Equity Index Portfolios,
                                                              FI Mid Cap Opportunities, FI Value Leaders and FI
                                                              International Stock

Foreign Equity Depositary Receipts                            All Portfolios other than Lehman Brothers Aggregate
                                                              Bond Index and BlackRock Money Market

Yankee Bonds                                                  All Portfolios other than BlackRock Money Market,
                                                              Equity Index Portfolios, FI Mid Cap Opportunities,
                                                              FI Value Leaders and FI International Stock

Foreign Currency Transactions, including Forward              All Portfolios other than BlackRock Money Market,
Contracts, Futures and Options                                Russell 2000 Index, MetLife Mid Cap Stock Index and
                                                              MetLife Stock
                                                              Index (except that
                                                              Neuberger Berman
                                                              Mid Cap Value may
                                                              not purchase
                                                              options on foreign
                                                              currencies)

Emerging Markets                                              All Portfolios other than BlackRock Money Market

Obligations of Supranational Agencies                         All Portfolios other than Equity Index Portfolios

Illiquid Securities                                           All Portfolios

Rule 144A Securities                                          All Portfolios

Real Estate Investment Trusts                                 All Portfolios other than BlackRock Money Market and
                                                              MFS Total Return

Investment Company Securities                                 All Portfolios

                                      -10-
[GRAPHIC OMITTED]

Investment Practices                                          Portfolios
                                                              ------------------------------------------------------
Exchange Traded Funds                                         All Portfolios other than BlackRock Money Market and
                                                              MFS Total Return

Repurchase Agreements                                         All Portfolios

Reverse Repurchase Agreements                                 All Portfolios other than FI Mid Cap Opportunities,
                                                              FI Value Leaders and FI International Stock

Dollar Rolls                                                  All Portfolios other than FI Mid Cap Opportunities,
                                                              FI Value Leaders and FI International Stock

Purchasing and Selling Futures (and options thereon)          All Portfolios other than Neuberger Berman Mid Cap
                                                              Value, BlackRock Money Market and Harris Oakmark
                                                              Focused Value

Purchasing and Selling Options                                All Portfolios other than Neuberger Berman Mid Cap
                                                              Value and BlackRock Money Market

Eurodollar Futures and Options                                All Portfolios other than BlackRock Money Market,
                                                              Neuberger Berman Mid Cap Value, FI Mid Cap
                                                              Opportunities and FI Value Leaders

Loan Participations and Assignments                           All Portfolios other than BlackRock Money Market,
                                                              Equity Index Portfolios, FI Mid Cap Opportunities,
                                                              FI Value Leaders and FI International Stock

Swaps, Caps, Floors, Collars, Etc.                            All Portfolios other than BlackRock Money Market, FI
                                                              Mid Cap Opportunities, FI Value Leaders and FI
                                                              International Stock (Neuberger Berman Mid Cap Value
                                                              may not engage in swaps)

Inverse Floaters                                              All Portfolios other than BlackRock Money Market,
                                                              Equity Index Portfolios, FI Mid Cap Opportunities,
                                                              FI Value Leaders and FI International Stock

Structured Notes                                              All Portfolios other than BlackRock Money Market,
                                                              Equity Index Portfolios, FI Mid Cap Opportunities,
                                                              FI Value Leaders and FI International Stock

Capital Securities                                            All Portfolios other than BlackRock Money Market,
                                                              Equity Index Portfolios, FI Mid Cap Opportunities,
                                                              FI Value Leaders and FI International Stock

Payment-in-Kind securities ("PIKs")                           All Portfolios other than BlackRock Money Market,
                                                              Equity Index Portfolios, FI Mid Cap Opportunities,
                                                              FI Value Leaders and FI International Stock

Warrants                                                      All Portfolios other than BlackRock Money Market

Indexed Securities                                            All Portfolios other than BlackRock Money Market

When Issued Securities                                        All Portfolios

Forward Commitments                                           All Portfolios other than BlackRock Money Market

-------------------------------------------------------------------------------------------------------------------
                                      -11-
[GRAPHIC OMITTED]

Investment Practices                                        Portfolios
                                                            --------------------------------------------------------
Hybrid Instruments                                          All Portfolios other than BlackRock Money Market (up
                                                            to 10% of total assets for T. Rowe Price Large Cap
                                                            Growth and T. Rowe Price Small Cap Growth)

Short Sales "Against the Box"                               Harris Oakmark Focused Value, MFS Total Return,
                                                            BlackRock Legacy Large Cap Growth and BlackRock Bond
                                                            Income

Lending of Portfolio Securities                             All Portfolios

Equity Securities - The Portfolios listed above may invest in equity securities.
Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.
-------------------------------------------------------------------------------------------------------------------

Convertible Securities - The Portfolios listed above may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-Income Securities - The Portfolios listed above may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets
(such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

      Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its
                                      -12-
[GRAPHIC OMITTED]
investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security.

      Because interest rates vary, it is impossible to predict the income, if any, for any particular period for a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio's investments in fixed-income securities will cause the net asset value of each class of the Portfolio to fluctuate also.

      Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond - that is, one with no coupon or sinking-fund payments - has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

      The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low
(or no) coupon would have a duration of more than 15 years.

      There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

      Percent change in bond price = - (Duration x Absolute change in yield).

      For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship holds true for the duration and price of the entire portfolio of a Portfolio.

Money Market Instruments - Obligations of foreign branches of U.S. banks and other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio's adviser or subadviser believes the risks are minimal.

      The following constitutes a description of the money market instruments that may be purchased by each Portfolio, some of which may only be used for investment for temporary defensive purposes, pending investment in other securities or for liquidity purposes.

      U.S. Government Securities - are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association ("GNMA"), the Farmers' Home
Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not
                                      -13-
[GRAPHIC OMITTED]
limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks,
Federal Land Banks and the Federal National Mortgage Association.

      Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

      Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

      Eurodollar Obligations - are obligations of foreign branches of U.S. banks.

      Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See "Asset-backed securities" below. For a description of commercial paper ratings see Appendix A-2. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.

U.S. Government Securities - The Portfolios listed above may invest in some or all of the following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

      U.S. Treasury Bills - Direct obligations of the United States Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

      U.S. Treasury Notes and Bonds - Direct obligations of the United States
Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

      "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages.
Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years.
Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

      "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie
Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

      "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie
Macs are not backed by the full faith and credit of the United States
Government.

      U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer, under
                                      -14-
[GRAPHIC OMITTED]
certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Related Securities - The Portfolios listed above may invest in the following types of mortgage-related securities:

      Privately Issued Mortgage Securities - These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.

      Adjustable Rate Mortgage Securities - An Adjustable Rate Mortgage Security
("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

      Collateralized Mortgage Obligations - A CMO is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Portfolio will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities - The Portfolios listed above may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

      Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield-to-maturity. If the underlying mortgage assets experience greater than
                                      -15-
[GRAPHIC OMITTED]
anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

      As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

      In addition to the stripped mortgage securities described above, the Portfolios listed above may invest in similar securities such as "Super POs,"
"Levered IOs" and "IOettes," all of which are more volatile than conventional
POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The
Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

      Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

Asset-Backed Securities - The Portfolios listed above may invest in asset-backed securities. As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio's adviser or subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio's investments in illiquid securities.

      Types of Credit Support - Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support.
Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion.
Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

      The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

      Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets.
Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

                                      -16-
[GRAPHIC OMITTED]
Zero Coupon Securities - The Portfolios listed above may invest in zero coupon securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity) consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities, which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

      Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

      Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-Income Securities (High Yield Debt) - The Portfolios listed above may invest in high yield debt. Fixed-income securities rated below
"investment grade" (i.e., rated below one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the relevant adviser or subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective(s) may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities.
This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Fitch, Inc., please refer to "Appendix
A-1-Description of Bond Ratings."

Foreign Securities - The Portfolios listed above may invest in foreign securities. Unless otherwise indicated in the Prospectus or this SAI with respect to a Portfolio, foreign securities refer to securities of issuers organized or headquartered outside the United States or primarily traded outside the United States.

      Although investing in foreign securities may increase a Portfolio's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers.
There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A
Portfolio's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

                                      -17-
[GRAPHIC OMITTED]
      A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed.
Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

      Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio's holdings are denominated will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution.

      In addition, although part of a Portfolio's income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

      Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each
Portfolio may, subject to the limitations stated above, invest in World Equity
Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Investment Practices - Foreign
Equity Depositary Receipts."

High Yield/High Risk Foreign Sovereign Debt Securities - The Portfolios listed above may invest in high yield/high risk foreign sovereign debt securities, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International
Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

      If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

      A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds - The Portfolios listed above may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady
Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady
Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money
                                      -18-
[GRAPHIC OMITTED]
being advanced by existing lenders in connection with the debt restructuring.
The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development.
Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.
Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

      In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S.
Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady
Bonds are to be viewed as speculative.

      Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Brady Bonds involving an emerging market country are included in any Portfolio's limitation on investments in emerging markets.

Foreign Equity Depositary Receipts - In addition to purchasing foreign securities directly, each Portfolio listed above may purchase Foreign Equity
Depositary Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. The Portfolios listed above may invest in European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). In addition, the Portfolios listed above may invest in American Depositary Receipts
("ADRs"), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an
                                      -19-

arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

      Foreign Equity Depositary Receipts can be either "sponsored" or
"unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored
Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored
Foreign Equity Depositary Receipts.

      To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary
Receipts, such as ADRs that are quoted in U.S. dollars a Portfolio may avoid currency risks during the settlement period for purchases and sales.

Yankee Bonds - The Portfolios listed above may invest in Yankee bonds, which are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and Options
- The Portfolios listed above may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio's liquid holdings that settle in the relevant currency and the Portfolio's outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

      Subject to the investment policies described above in "Investment
Policies" and "Investment Restrictions" and in the Prospectus, the Portfolios listed above may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain Portfolios may also purchase options on foreign currencies. See "Purchasing and Selling Options on Securities," and "Purchasing and Selling Futures (and options thereon)" below. A Portfolio's use of such transactions may be limited by tax considerations.

Emerging Markets - The Portfolios listed above may invest in the securities of issuers in emerging market countries (up to the limit of each Portfolio's ability to invest in foreign securities). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus and this SAI under "Foreign Securities." Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Portfolio's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Portfolio, the subadviser, its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

     Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For

                                      -20 -
[GRAPHIC OMITTED]
example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Portfolio. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Portfolio may invest in such countries only through other investment funds in such countries. See "Investment Company Securities" below.

      Emerging market countries in many cases do not have a sophisticated or well-established capital market structure for the sale and trading of securities. Participation in the investment markets in some of those countries may be available initially or solely through investment in joint ventures, state enterprises, private placements, unlisted securities or other similar illiquid investment vehicles.

      In addition, although investment opportunities may exist in emerging market countries, any change in the leadership or policies of the governments of those countries, or changes in the leadership or policies of any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies that may be occurring. As a result investment opportunities that may currently exist may be threatened.

      Prior authoritarian governments of certain emerging market countries previously expropriated large amounts of real and personal property, which may include property that will be represented by or held by entities issuing the securities a Portfolio might wish to purchase. In many cases, the claims of the prior property owners against those governments were never finally settled.
There can be no assurance that any property represented by or held by entities issuing securities purchased by a Portfolio will not also be expropriated, nationalized, or confiscated. If that property were confiscated, the Portfolio could lose a substantial portion of its investments in such countries. A
Portfolio's investments could also be adversely affected by exchange control regulations imposed in any of those countries.

Obligations of Supranational Agencies - The Portfolios listed above may invest in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian
Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities - Each Portfolio may invest up to 15% (10% in the case of BlackRock Money Market) of its net assets in "illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio's subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% (10% in the case of BlackRock Money Market) of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Portfolio's shareholders.

Rule 144A Securities - The Portfolios listed above may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Portfolio's subadviser has determined, under guidelines established by the Fund's Board of Directors, that the particular issue of Rule
144A securities is liquid.

Real Estate Investment Trusts ("REITs") - The Portfolios listed above may invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the

                                      -21-
[GRAPHIC OMITTED]
majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. A
Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

      Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.
REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities - The Portfolios listed above may invest in other investment companies ("Investment Company Securities") to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio's subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

      Each of the Asset Allocation Portfolios and Zenith Equity pursues its respective investment objective by investing its assets in securities of other investment companies. In the case of Zenith Equity, these other investment companies are FI Value Leaders, Jennison Growth and Capital Guardian U.S.
Equity. For more information about the investment companies in which the Asset
Allocation Portfolios may invest, please see the Prospectus.

      Davis Venture Value may only invest in securities of investment companies investing primarily in foreign securities.

      Exchange Traded Funds (see below) are investment company securities;
therefore, investments therein are subject to a Portfolio's limitation on investment in other investment companies.

Exchange Traded Funds - The Portfolios listed above may invest in Exchange
Traded Funds ("ETFs") subject to the restrictions on the percentage of such Portfolios' assets that may be represented by Investment Company Securities.
ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts (UITs). Unlike typical open-end funds or UITs, ETFs do not sell or redeem their individual shares at net asset value. Instead, ETFs sell and redeem ETF shares at net asset value only in large blocks (such as 50,000 ETF shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end funds and UITs, which issue redeemable shares, and of closed-end funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable. ETFs traded in the United States are typically based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

      The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the ETF that issued them.
Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). ETFs may not replicate exactly the
                                      -22-
[GRAPHIC OMITTED]
performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs.

Repurchase Agreements - The Portfolios listed above may enter into repurchase agreements by which a Portfolio purchases a security (usually a U.S. Government security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio's adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

      The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, a Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Dollar Rolls - The Portfolios listed above may enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Information about specific limitations on reverse repurchase agreements applicable to the Portfolios is set out above under "Investment Policies" and "Investment Restrictions".

      Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

      A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

      The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls.
Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. The use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involves higher expenses. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by a Portfolio for purposes of determining the limitations on each Portfolio's borrowings described under the heading "Investment
Restrictions".

Purchasing and Selling Futures (and options thereon) - The Portfolios listed above may purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios is set out above under "Investment Policies" and "Investment
Restrictions".

                                      -23-
[GRAPHIC OMITTED]
      Futures Contracts - A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer
Municipal Bond Index.

      When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S.
Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio's custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

      Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

      Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

      MFS Total Return may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices
(such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

      Options on Futures - An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract
(a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option.
Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

      The Portfolios are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity
Exchange Act (the "CEA"), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA. For a discussion of additional risks related to futures and options, see the discussion below.

Purchasing and Selling Options - The Portfolios listed above may purchase and sell options, including options on securities and securities indices. An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under "Investment Policies" and "Investment Restrictions".

                                      -24-
[GRAPHIC OMITTED]
      Writing Covered Options - The Portfolios listed above may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

      A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

      If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

      Closing a written call option will permit a Portfolio to write another call option on the portfolio securities used to cover the closed call option.
Closing a written put option will permit a Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

      A Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

      Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, a Portfolio will have a net gain from the options transaction, and the Portfolio's total return will be enhanced.
Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.

      Over-the-Counter Options - An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

      The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as
                                      -25-
[GRAPHIC OMITTED]
illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

      Risks Related to Futures and Options - The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. A Portfolio's use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that a Portfolio will be able to effect such compensation.

      The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, a Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, a Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

      There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

      Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity.
Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

      Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity
Futures Trading Commission ("CFTC"). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.
However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

                                      -26-
[GRAPHIC OMITTED]
      An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Portfolio would have to exercise the option in order to realize any profit. If a Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing
Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time a Portfolio purchases foreign futures or options.

      The successful use of transactions in futures and options depends in part on the ability of a Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that a Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Portfolio's total return for such period may be less than if it had not engaged in the futures or option transaction.

      Future Developments - This discussion relates to a Portfolio's proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, a Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.

Eurodollar Futures and Options - The Portfolios listed above may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London
Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations and Assignments - The Portfolios listed above may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions
("Lenders"). The Portfolios listed above may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Portfolios having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights
                                      -27-
[GRAPHIC OMITTED]
against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

      The Portfolios may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolios anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Portfolios currently intend to treat all investments in Participations and Assignments as illiquid.

Swaps, Caps, Floors, Collars, Etc. - The Portfolios listed above may enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest
(for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

      A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio's borrowing restrictions. A
Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio's subadviser. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

      The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

      The Portfolios listed above will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

      A Portfolio may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the
"premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

                                      -28-
[GRAPHIC OMITTED]
Inverse Floaters - The Portfolios listed above may invest in inverse floaters, which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Structured Notes - The Portfolios listed above may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors.
For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed
(as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S.
Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

      Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio's exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio's portfolio as a whole.

      Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Portfolio's investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.

Capital Securities - The Portfolios listed above may invest in capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind Securities ("PIKs") - The Portfolios listed above may invest in
PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such obligations in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                                      -29-
[GRAPHIC OMITTED]
Warrants - The Portfolios listed above may invest in warrants, which are securities that give a Portfolio the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time.
The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities - The Portfolios listed above may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The
Portfolios may also purchase indexed deposits with similar characteristics.
Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.
Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose a Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S.
Government-sponsored entities.

When-Issued Securities - The Portfolios listed above may invest in when-issued securities. If the value of a "when-issued" security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of this loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when a Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. A Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

Forward Commitments - The Portfolios listed above may purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A
Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.

Hybrid Instruments - The Portfolios listed above may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with
                                      -30-
[GRAPHIC OMITTED]
those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

      Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss
(or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

      Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

      Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked.
Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

      Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

      Equity-linked debt securities are a type of hybrid instrument. At maturity, an equity-linked debt security of an issuer is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at
                                      -31-
[GRAPHIC OMITTED]
the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the subadviser expected.

Short Sales "Against the Box" - The Portfolios listed above may engage in short sales "against the box." A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. Each Portfolio listed above may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

Lending of Portfolio Securities - Each Portfolio may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by a Portfolio. A
Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

      A Portfolio may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.



                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund's Board of Directors has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Fund's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Fund reserves the right to modify these policies and procedures at any time without notice.

      Only MetLife Advisers' or a subadviser's Chief Compliance Officer, principal executive or principal accounting officer, or persons designated by such officers (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, MetLife Advisers or a subadviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an Insurance Company web site only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Fund's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Fund's service providers (e.g., custodian, distributors, counsel, independent registered public accounting firms) in order for the service providers to fulfill their contractual duties to the Fund; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Fund subadviser prior to the subadviser commencing its duties; (iv) the subadviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to MetLife Advisers or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services. Other service providers to whom portfolio information may be disseminated in accordance with the aforementioned procedures may include (a) financial printers and binding services; (b) document storage providers; (c) software vendors; (d) analytic tool providers; and (e) certain other law firms.

      In accordance with the aforementioned procedures, MetLife Advisers, the subadvisers and/or their affiliates periodically disclose the Fund's portfolio holdings information on a confidential basis to various service providers. Among

                                      -32-
[GRAPHIC OMITTED]
the service providers to which MetLife Advisers, the subadvisers and/or their affiliates may periodically disclose the Fund's portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:



o Bloomberg L.P. o Morningstar Associates, LLC


o      CDS/Computer                     o      MSCI BARRA, Inc.


o      Checkfree                        o      OMGEO LLC


o      Deloitte & Touche LLP            o      Edwards Angell Palmer and Dodge LLP


o      Diversified Information Technologo      Plexus


o      Eagle Investment Systems Corp.   o      Radianz


o      Electra Information Systems,            Ropes & Gray LLP
     Inc.                               o


o      FactSet Research Systems Inc.    o      RR Donnelley


o      Glass, Lewis & Co., LLC          o      Salomon Analytics, Inc.


o      Institutional Shareholder               Standard & Poor's Investment Advisory Services, LLC
     Services Inc.                      o


o      Investor Tools Perform           o      Standard and Poor's Securities Evaluation Services


o      ITG, Inc.                        o      State Street Bank and Trust Company


o      KPMG LLP                         o      State Street Global Markets


o      Loan Pricing Corp.               o      Sullivan & Worcester LLP


o      Mark-It Partners                 o      The MacGregor Group


o      Mathias & Carr                   o      Vestek Systems, Inc.


o      MFS Fund Distributors, Inc.      o      Wilshire Analytics/Axiom


o      Morgan, Lewis & Bockius LLP

      The Fund's policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by MetLife Advisers' or the relevant subadviser's Chief Compliance Officer and the Fund's Chief
Compliance Officer as in the best interests of the Fund, and only if such exceptions are reported to the Fund's Board of Directors at its next regularly scheduled meeting.

      Dissemination of a Portfolio's nonpublic portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Fund disseminates portfolio holdings information to contract owners or Qualified Plan trustees or participants only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or Qualified Plan trustees or participants or the general public. The Prospectus describes certain types of information that are disclosed on Insurance Company web sites (including www.metlife.com/msf), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.

      It is the policy of MetLife Advisers to comply with all applicable provisions of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings information.



                          RESOLVING MATERIAL CONFLICTS

      Currently, shares in the Fund are available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life
Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife
Investors"), or General American Life Insurance Company ("General American") and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NELICO, MetLife Investors or General American.


        A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NELICO, MetLife Investors or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences
                                      -33-
[GRAPHIC OMITTED]
between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.



                        DETERMINATION OF NET ASSET VALUES

      The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year's Day, Martin Luther King Day, Presidents Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Because foreign exchanges are not always closed at the same time that the New
York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the net asset value of each class of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

      If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 days' prior written notice to affected shareholders.

      Expenses of each Portfolio are paid or accrued each day.


All Portfolios (other than BlackRock Money Market)

      Each Portfolio other than BlackRock Money Market values its securities in the manner set forth below.

      Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

      Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ
Official Closing (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price.

      If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

      The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

                                      -34-
[GRAPHIC OMITTED]
      Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Fund values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios' foreign equity securities using fair value prices based on third party vendor modeling tools.

      Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

      Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

      The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

      Subject to the Board's oversight, the Fund's Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife
Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

      The net asset value of each Asset Allocation Portfolio and the Zenith
Equity Portfolio is calculated based on the net asset values of the Underlying
Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above. For more information about the use of fair value pricing by the Underlying Portfolios that are portfolios of the MIST, please refer to the prospectus for such Underlying Portfolios.


BlackRock Money Market

      The portfolio securities of BlackRock Money Market will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of BlackRock Money
Market may at times be more or less than their market value.

      By using amortized cost valuation, BlackRock Money Market seeks to maintain a constant net asset value of $100 per share of each class of the Portfolio despite minor shifts in the market value of its portfolio securities.
The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of each class of BlackRock
Money Market were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Portfolio. However, as a result of the following procedures, the Fund believes any difference will normally be minimal.
Quarterly, the Fund's Directors monitor the deviation between the net asset value per share of each class of the Portfolio as determined by using available market quotations and such class' amortized cost price per share. BlackRock, subadviser to BlackRock Money Market, makes such comparisons at least weekly and will advise MetLife Advisers and the Directors promptly in the event of any significant deviation. If the deviation exceeds 0.50% for any class, the Board of Directors will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of BlackRock Money Market and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.

                                      -35-
[GRAPHIC OMITTED]
                                    EXPENSES

Expense Agreement

      Pursuant to an expense agreement relating to each class of MetLife
Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife
Moderate Allocation, MetLife Moderate to Aggressive Allocation, and MetLife
Aggressive Allocation, MetLife Advisers has agreed, from May 1, 2007 to April
30, 2008, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). For each Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of an Asset Allocation Portfolio is obligated to repay any expense paid by MetLife
Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2007 to April 30, 2008 are as follows:


Portfolio                                                              Expense Limit Agreement
                                                                     ----------------------------
                                                                     Class      Class B   Class
                                                                     ------     ------    -------
                                                                      0.10%      0.35       0.25%
MetLife Conservative Allocation

MetLife Conservative to Moderate Allocation                           0.10%      0.35       0.25%

MetLife Moderate Allocation                                           0.10%      0.35       0.25%

MetLife Moderate to Aggressive Allocation                             0.10%      0.35       0.25%

MetLife Aggressive Allocation                                         0.10%      0.35       0.25%

      Also pursuant to the expense agreement, MetLife Advisers has agreed to waive, for the period May 1, 2007 to
April 30, 2008, a portion of its advisory fees for certain Portfolios. These fee waivers are described below in the section entitled "Advisory Fee Waivers" under
"Advisory Arrangements."
-------------------------------------------------------------------------------------------------------------------


Additional Information About Expenses

      Each Portfolio pays all expenses not borne by MetLife Advisers or its subadviser, including, but not limited to, the charges and expenses of each Portfolio's custodian, independent registered public accounting firm and legal counsel for the Fund and its independent Directors, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company
Institute, and the compensation of Directors of the Fund who are not directors, officers or employees of MetLife Advisers or its affiliates, other than affiliated registered investment companies.

      The table below sets forth the total expenses incurred by each Portfolio subject to expense limits during the year ended December 31, 2006 and what each Portfolio's expenses would have been without the expense agreement for the same period.


                                                                         Total Operating        Total Operating
                                                                            Expenses               Expenses
                                                                       --------------------   (as a percentage of
                                                                       (as a percentage of          average
                                                                             average           daily net assets)
                                                                        daily net assets)     without the expense
Portfolio                                                             -                            agreement
                                                                      ---------------------- ----------------------
                                                                      Class   Class BClass   Class   Class   Class E
                                                                      ------  ------ ------- ------  ------  ------
                                                                       0.71%   0.96    0.86   0.80%   1.05%   0.95%
MetLife Conservative Allocation

                                      -36-
[GRAPHIC OMITTED]

                                                                                   .7    .0    .9   .7    .0    .9
MetLife Conservative to Moderate Allocation                                       0  %  1  %  0    0  %  1  %  0  %
                                                                                   .8    .0    .9   .8    .0    .9
MetLife Moderate Allocation                                                       0  %  1  %  0    0  %  1  %  0  %
                                                                                   .8    .1    .0   .8    .1    .0
MetLife Moderate to Aggressive Allocation                                         0  %  1  %  1    0  %  1  %  1  %
                                                                                   .8    .1    .0   .9    .1    .0
MetLife Aggressive Allocation                                                     0  %  1  %  1    0  %  1  %  1  %

      These expense figures do not include portfolio brokerage commissions, which are not deducted from the Portfolio's assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

      In earlier periods, MetLife Advisers contractually agreed to waive fees or pay certain expenses so as to limit the total operating expenses of each class of certain Portfolios to certain percentages. These subsidies were subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any class fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Portfolio is not obligated to repay such expenses for more than a certain number of years after the end of the fiscal year in which such expense was incurred. As of December 31, 2006, there were no expenses deferred in prior years subject to repayment by any Portfolios.

      For the year ended December 31, 2006, MetLife Advisers recovered $40,701 of deferred expenses from BlackRock Large Cap Value and $39,953 from Franklin
Templeton Small Cap Growth.



                             DIRECTORS AND OFFICERS

      The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund's organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series
Fund, Inc., 501 Boylston Street, Boston, MA 02116.


Interested Directors (1)

      Each Director below is an "interested person" (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life
Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife
Advisers.


                                Current                   Position(s)                                        Number of
                                                           Held                                            Portfolios in
                              position(s)                 since                                               Fund
                               with Fund                                                                    Complex
                                                                   Principal occupations over past five   Overseen by
Name, Address                                                                  years,                      Director
and Age                                                               including other directorships (2)      (3)
                 --------------------------------------- -----------------------------------------------------------
Elizabeth M. Forget  Director, Chairman of the Board,          2006   President, Met Investors Advisory,         84
Age: 40             President and Chief Executive Officer            LLC; Trustee and President, Met

                                                                    Investors  Series Trust ("MIST");
                                                                    Executive Vice  President,  MetLife
                                                                    Investors Group,  Inc.;  Director
                                                                    and President (since 2006),  MetLife
                                                                    Investment  Funds  Management LLC;  Director
                                                                    and Chairman of the Board
                                                                   (since  2006),  MetLife  Investment
                                                                    Funds,  Inc.;  President,   Chief
                                                                    Executive  Officer  and Chair of the
                                                                    Board of Managers  (since  2006),
                                                                    MetLife Advisers; Trustee and

                                                                    President  (since 2005) Travelers
                                                                    Series  Trust**;  Director and
                                                                    President (since 2005), Travelers Asset
                                                                    Management  International
                                                                    Company LLC*** and Travelers Investment
                                                                    Adviser, Inc.***

Arthur G. Typermass   Director                             1998    Formerly, Senior Vice President and          7
Age: 69                                                        1    Treasurer, MetLife.                         3


Non-Interested Directors (1)

      Each Director below is not an "interested person" (as defined by the 1940
Act) with respect to the Fund (collectively, the "Independent Directors").

                        Current                                                                           Number of
                       position(s)                                                                       Portfolios in
                       with                                                                             Pund Complex
                       Fund         Position(s)                                                         Overseen
                                    held since                                                            by
Name, Address and                                   Principal occupations over past five years,          Director
Age                                                 including other directorships(2)                 (3)
                       ---------   ---------   -------------------------------------------------------   -----------
Steve A. Garban+       Director      1985      Formerly, Chief Financial Officer, Senior Vice                37
Age: 69                                        President Finance and Operations and Treasurer
                                               (Emeritus), The Pennsylvania State University.

Linda B. Strumpf       Director      2000      Vice President and Chief Investment Officer, Ford             37
Age: 59                                       Foundation.

Michael S. Scott Morton+ Director      1993     Jay W. Forrester Professor of Management (Emeritus)           37
Age: 69                                         at Sloan School of Management, MIT.

H. Jesse Arnelle       Director      2001      Formerly, Counsel, Womble Carlyle Sandrie & Rice;             37
Age: 73                                        Director, Textron Inc. (global multi-industry
                                               company)*; formerly, Director, Gannet Co. Inc.
                                               (diversified news and information company)*;
                                               formerly, Director, Eastman Chemical Company (global
                                               chemical company)*; formerly, Director, Waste
                                               Management, Inc.*; formerly, Director, Armstrong
                                               Holdings Inc. (parent company of floor and ceiling
                                               products business)*; formerly, Director, FPL Group
                                               Inc. (public utility holding company)*; Director, URS
                                              Corporation (engineering design services firm)*.

                                      -38-


                        Current                                                                           Number of
                       position(s)                                                                       Portfolios in
                       with                                                                             Pund Complex
                       Fund         Position(s)                                                         Overseen
                                    held since                                                            by
Name, Address and                                   Principal occupations over past five years,          Director
Age                                                 including other directorships(2)                 (3)
                       ---------   ---------   -------------------------------------------------------   -----------


Nancy Hawthorne      Director   2003    Director, Avid Technologies (computer software company)*;            37
Age: 56                                 formerly, Chairman of the Board of Avid Technologies;
                                        formerly, Board of Advisors, L. Knife &
                                        Sons, Inc. (beverage distributor); Chief
                                        Executive Officer, Clerestory LLC
                                        (corporate financial advisor); formerly,
                                        Trustee, New England Zenith Fund
                                        ("Zenith Fund")**; formerly, Chief
                                        Executive Officer and Managing Partner,
                                        Hawthorne, Krauss and Associates
                                        (corporate financial advisor); formerly,
                                        Chief Financial Officer and Executive
                                        Vice President, Continental Cablevision,
                                        subsequently renamed MediaOne (cable
                                        television company); formerly, Director,
                                        Life F/X, Inc.; formerly, Chairman of
                                        the Board, WorldClinic (distance
                                        medicine company); formerly, Director,
                                        Perini Corporation (construction
                                        company)*; formerly, Director, CGU
                                        (property and casualty insurance
                                        company); formerly, Director, Beacon
                                        Power Corporation (energy company )*.

John T. Ludes        Director   2003    President, LFP Properties (consulting firm); Formerly,               37
Age: 70                                 Trustee, Zenith Fund**; formerly, Vice Chairman, President and
                                        Chief Operating Officer, Fortune Brands/American Brands
                                        (global conglomerate); formerly, President and CEO, Acushnet
                                       Company (athletic equipment company).

Frances M. Hawk,     Director   2006    Formerly, Member, Board of Managers, six variable annuity            37
CFA, CFP                                separate accounts of The Travelers Insurance Company**;
Age: 59                                 formerly, Trustee, five mutual funds sponsored by The
                                        Travelers Insurance Company**; formerly, Principal and
                                        Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); formerly, Assistant Treasurer, United
                                       Technologies Corp., Inc., (diversified manufacturing company).


Officers(1)
-----------


                                      -39-
[GRAPHIC OMITTED]


                        Current
                        position(s)
                       with Fund    Position(s)
                                    held since
Name, Address and                                   Principal occupations over past five years,
Age                                                 including other directorships(2)
                       ---------   ---------   -------------------------------------------------------   -----------

                                 39  Chief       2005   Vice President (since 2006), MetLife Group, Inc.; Vice

Jeffrey P. Halperin                  Compliance         President (since 2006),  MetLife; Chief Compliance Officer
                                     Officer           (since 2005), MetLife Investment Funds
                                                       Management LLC; O ce Chief Compliance
                                                        Officer (since 2006), MetLife Advisers


                                 63   Senior      2002   Manager and Senior Vice President, MetLife Advisers; Vice
John F. Guthrie, Jr.                  Vice               President, MetLife; Vice President (since 2003), MetLife
                                      President          Group, Inc.; Vice President, NELICO; Vice President (since

                                                        2005), Met Investors Advisory, LLC; Vice President (since
                                                        2005), MetLife Investment Funds, Inc.; Vice President
                                                       (since 2005), MetLife Investment Funds Management LLC;

                                                        formerly, Senior Vice President, Zenith Fund**.

                                  54 Senior      2005   Treasurer and Chief Financial Officer, MetLife Advisers,
Alan C. Leland                       Vice               LLC; Treasurer (since 2005), Met Investors Advisory, LLC;
                                     President           Vice President (since 2004), Met Investors Advisory, LLC;

                                                        Vice President (since 2003), MetLife Group, Inc.; Vice
                                                        President, MetLife; Senior Vice President, NELICO;
                                                        President (since 2005), MetLife Investment Funds, Inc.;
                                                        Director and Vice President (since 2005), MetLife
                                                       Investment Funds Management LLC; Assistant Treasurer
                                                       (since 2005), Travelers Asset Management International

                                                      Company LLC*** and Travelers Investment Adviser, Inc.***

                                 51  Vice        2000   Senior Vice President, MetLife Advisers (since 1998);
Peter Duffy                          President           Second Vice President (since 2003), NELICO; Vice
                                     and                President, MetLife (since 2004); Vice President (since
                                     Treasurer           2004), MetLife Group, Inc.; Vice President (since 2005),
                                                        Travelers Asset Management International Company LLC***
                                                        and Travelers Investment Adviser, Inc.***; Treasurer and
                                                        Chief Financial Officer (since 2005), Travelers Series

                                                       Trust**; Treasurer, Chief Financial Officer and Chief
                                                       Accounting Officer (since 2005), MetLife Investment Funds,
                                                       Inc.; formerly, Vice President and Treasurer, Zenith

                                                       Fund**.

                                      -40-
[GRAPHIC OMITTED]


                        Current
                        position(s)
                       with Fund    Position(s)
                                    held since
Name, Address and                                   Principal occupations over past five years,
Age                                                 including other directorships(2)


                         --- --------- -----------------------------------------------------------------------------
                         48  Vice        2002   General Counsel and Secretary, MetLife Advisers; Assistant General

Thomas M. Lenz               President          Counsel, MetLife; Secretary and Chief Legal Officer (since 2005),
                             and                MetLife Investment Funds, Inc.; formerly, Vice President and

                             Secretary          Secretary, Zenith Fund**.
[GRAPHIC OMITTED]
*    Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of
     1934, as amended.
**   Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission ("SEC").
***  Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.

Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife
     Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.

(+) Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income
     Trust, State Street Research Money Market Trust, State Street Research
     Institutional Funds, State Street Research Capital Trust, State Street
     Research Master Investment Trust, State Street Research Equity Trust, State
     Street Research Securities Trust and State Street Research Exchange Trust
     (collectively, the "State Street Research Funds").
(1)  Each Director of the Fund also serves as trustee of Metropolitan Series
     Fund II ("Met Series Fund II"), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2) Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)  The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio), MIST (43 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).


Director Beneficial Ownership

      The following table states the dollar range of equity securities beneficially owned by each Director in the Portfolios of the Fund.

                                      -41-
[GRAPHIC OMITTED]

                                                                          Dollar Range of           ollar Range of Equity
                                                                          ----------------            Securities
                                                                           Securities in            In the Fund(1)
Director                                    Name of Portfolio             the Portfolio(1)  uity   D
                                       ----------------------------       -----------------        -----------------
Arthur G. Typermass                    BlackRock Aggressive                Over $100,000           Over $   100,000
                                       Growth Portfolio
                                       FI International Stock              10,001-$50,000
                                       Portfolio                          $
                                       MetLife Stock Index                 Over $100,000
                                       Portfolio
[GRAPHIC OMITTED]
(1)  Represents ownership, as of December 31, 2006, of insurance products that utilize the Fund as an investment vehicle. Shares of the Fund may not be held directly by individuals.


Committees of the Board

      The Directors have delegated certain authority to an Audit Committee, which is comprised of Messrs. Ludes and Scott Morton and Mses. Hawk and Strumpf, all of whom are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors"). The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent registered public accounting firm; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent registered public accounting firm and approves fees and assignments relating to both audit and non-audit activities of the independent registered public accounting firm. Ms. Strumpf currently serves as chair of the Audit
Committee.

      The Directors have established two Contract Review Committees of the Board. One Contract Review Committee is comprised of Messrs. Arnelle and Ludes and Ms. Strumpf. Ms. Strumpf currently serves as chair of that Contract Review
Committee. The other Contract Review Committee is comprised of Mses. Hawthorne and Hawk and Messrs. Garban and Scott Morton. Mr. Garban currently serves as chair of that Contract Review Committee. Each Contract Review Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board.

      The Governance Committee is comprised of Messrs. Arnelle, Garban and Scott
Morton and Ms. Hawthorne. Mr. Scott Morton currently serves as chair of the Governance Committee. The Governance Committee reviews periodically Board governance practices, procedures and operations, the size and composition of the Board of Directors, Director compensation and other matters relating to the governance of the Fund.

      The Directors have established a Nominating Committee of the Board, which is comprised of Messrs. Arnelle and Scott Morton and Ms. Hawthorne. Mr. Scott
Morton currently serves as chair of the Nominating Committee. The Nominating
Committee evaluates the qualifications of the Fund's candidates for Independent
Director positions and makes recommendations to the Independent Directors with respect to nominations for Independent Director membership on the Fund's Board.
The Nominating Committee considers Independent Director candidates in connection with Board vacancies and newly created Board positions.

      The Nominating Committee will consider nominees for Independent Directors recommended by contract owners. The Board has adopted procedures that a contract owner must follow to properly submit a recommendation to the Nominating
Committee. Recommendations must be in a writing submitted to the Fund's
Secretary, c/o MetLife Advisers, LLC, 501 Boylston Street, Boston, MA 02116, and must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the contract owner (the "candidate"); (B) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of the candidate, as reported to such contract owner by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d),
(e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule
14a-101 (Schedule 14A) under the Securities Exchange Act of 1934 (the "Exchange
Act"); (D) any other information regarding the candidate that would be required to be disclosed if the candidate
                                      -42-
[GRAPHIC OMITTED]
were a nominee in a proxy statement or other filing required to be made in connection with the election of Independent Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) information regarding the candidate that will be sufficient for the Fund to make a determination as to whether the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act); (ii) the written and signed consent of the candidate to be named as a nominee and to serve as an Independent Director if elected; (iii) the name of the recommending contract owner as it appears on the books of the relevant Insurance Company separate account; (iv) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of such recommending contract owner; and (v) a description of all arrangements or understandings between the recommending contract owner and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending contract owner. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law. The Nominating Committee accepts recommendations on a continuous basis.

      During 2006, the Audit Committee met three times, each Contract Review
Committee met one time, the Governance Committee met three times and the Nominating Committee met twice.


Directors Fees

      The officers and Directors of the Fund who are officers or employees of MetLife and/or its affiliates (including MetLife Advisers and MSI but not affiliates of MetLife that are registered investment companies) or any subadviser of the Fund receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife or any affiliate thereof for services rendered in those or other capacities.

      Each Director who is not currently an active employee of MetLife or its affiliates also serves as trustee and, to the extent applicable, member of the same committees of Met Series Fund II and for serving in all capacities receives an aggregate retainer fee at the annual rate of $56,000, plus aggregate attendance fees of $6,000 for each Directors' meeting attended (provided that, for any such meeting that the Directors deem to be a "limited purpose Board meeting," each attendee receives $2,500 in aggregate for that meeting), aggregate attendance fees of $2,500 for each committee meeting (other than "ad hoc" committee meetings) attended (provided that, if the Governance Committee and the Nominating Committee hold a joint meeting, each attendee receives $2,500 in aggregate for that meeting), and aggregate attendance fees of $2,500 for each "ad hoc" committee meeting attended, as well as reimbursement for out-of pocket expenses related to such attendance. The chair of the Audit Committee, the chair of the Governance Committee and the Nominating Committee, and the chair of each of the Contract Review Committees each receives an aggregate fee of $2,500 for each full calendar year during which he/she serves as such chair. The Lead
Independent Director of the Fund, Mr. Garban, who was appointed to such position on February 5, 2004, receives an additional aggregate annual retainer fee of $5,000. These fees are allocated among the Portfolios and the one portfolio of Met Series Fund II based on a formula that takes into account, among other factors, the net assets of each Portfolio and the portfolio of Met Series Fund
II.

      The Fund provides no pension or retirement benefits to Directors.

      The following table sets forth information regarding compensation received by the Independent Directors of the Fund for the year ended December 31, 2006.

                                                                  Agregate         Ttal Compensation
                                                                  Compensation     From Fund and Fund
                                                                  From Fund        Complex Paid
                                                                                    to
Name of Director                                                                   Directors
                                                                  ----------       --------------
                                                                  $  89,678        $      92,500
H. Jesse Arnelle

Steve A. Garban                                                   $  96,949        $     100,000

Nancy Hawthorne                                                   $  89,678        $      92,500

Frances M. Hawk (a)                                               $  88,439        $      90,250

John T. Ludes                                                     $  92,101        $      95,000

-------------------------------------------------------------------------------------------------------------------
                                      -43-
[GRAPHIC OMITTED]

                                                                                                 0
Michael S. Scott Morton                                                     $99,3         $102,50
                                                                                                 0
Linda B. Strumpf                                                            $99,3         $102,50

Arthur G. Typermass                                                         $79,9         $82,500
[GRAPHIC OMITTED]

(a) Began service on the Fund's Board of Directors on May 1, 2006. Amounts shown include $30,917 paid to Ms. Hawk by the Travelers Series Trust for her service on the Board of Trustees of such trust.

      The Fund provides no pension or retirement benefits to Directors.

      At February 28, 2007, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.



                              ADVISORY ARRANGEMENTS

      Advisory Structure. Pursuant to separate advisory agreements (the
"advisory agreements"), MetLife Advisers has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated for each Portfolio (other than Zenith Equity and the Asset Allocation Portfolios) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio's account, to subadvisers under subadvisory agreements described below.

      In each case, advisory services are provided subject to the supervision and control of the Fund's Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

      MetLife Advisers is a Delaware limited liability company. NELICO owns all of the voting interests in MetLife Advisers. NELICO is a direct wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company.

      Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements
(hereinafter referred to as the "subadvisory agreements"), manages the assets of its Portfolio in accordance with each Portfolio's investment objective and policies, makes investment decisions for each Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

      MetLife Investment Advisors Company, LLC ("MLIAC"), subadviser to the
Index Portfolios, is a wholly owned subsidiary of MetLife, Inc., a publicly owned Delaware corporation.

      BlackRock, subadviser to BlackRock Aggressive Growth, BlackRock Strategic
Value, BlackRock Bond Income, BlackRock Diversified, BlackRock Legacy Large Cap
Growth, BlackRock Large Cap Value and BlackRock Money Market, is a Delaware corporation. BlackRock is a wholly-owned subsidiary of BlackRock, Inc.
BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and
Merrill Lynch & Co., Inc.

      Harris, subadviser to Harris Oakmark Large Cap Value and Harris Oakmark
Focused Value, is a limited partnership managed by its general partner, Harris
Associates Inc., a wholly-owned subsidiary of IXIS Asset Management Holdings,
LLC. IXIS Asset Management Holdings, LLC is a wholly owned subsidiary of IXIS
Asset Management US Group, L.P. IXIS Asset Management US Group, L.P. is part of
IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large French financial services entities:
Natixis (formerly Natexis Banques Populaires), an investment banking and financial services firm; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by French regional savings banks known as the Caisses d'Epargne; and Banque Federale des Banques Populaires, a financial institution
                                      -44-
[GRAPHIC OMITTED]
owned by regional cooperative banks known as the Banques Populaires. The 14 principal subsidiary or affiliated asset management firms of IXIS Asset
Management US Group, L.P. collectively had over $247 billion in assets under management or administration as of December 31, 2006.

      Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to
Neuberger Berman Mid Cap Value, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman is a wholly owned subsidiary of a publicly owned holding company, Lehman Brothers Holdings Inc.

      T. Rowe Price Associates, Inc. ("T. Rowe Price"), subadviser to T. Rowe
Price Large Cap Growth and T. Rowe Price Small Cap Growth, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc.

      Franklin, subadviser to Franklin Templeton Small Cap Growth, is a
California corporation and is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

      Loomis Sayles, subadviser to Loomis Sayles Small Cap, was organized in
1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles' investment approach is its emphasis on investment research. Recommendations and reports of Loomis Sayles' research department are available throughout the Loomis Sayles organization including those who have been assigned the responsibility for making investment decisions for the Portfolio. Loomis Sayles provides investment advice to numerous other institutional and individual clients. Loomis Sayles is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Asset Management Holdings, LLC. IXIS Asset
Management Holdings, LLC is a wholly owned subsidiary of IXIS Asset Management
US Group, L.P. IXIS Asset Management US Group, L.P. is part of IXIS Asset
Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis (formerly
Natexis Banques Populaires), an investment banking and financial services firm;
the Caisse Nationale des Caisses d'Epargne, a financial institution owned by French regional savings banks known as the Caisses d'Epargne; and Banque
Federale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires. The 14 principal subsidiary or affiliated asset management firms of IXIS Asset Management US Group, L.P.
collectively had over $247 billion in assets under management or administration as of December 31, 2006.

      Davis Selected Advisers, L.P. ("Davis"), subadviser to Davis Venture
Value, provides investment advisory services for mutual funds and other clients.
Davis Investments, LLC, the general partner of Davis, is controlled by Christopher C. Davis, the chairman of Davis Investments, LLC. Davis may also delegate any of its responsibilities to its wholly-owned subsidiary Davis
Selected - NY, Inc. ("DSA-NY").

      MFS, subadviser to MFS Total Return, and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun
Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial, Inc., a diversified financial services organization.

      Capital Guardian Trust Company ("Capital Guardian"), subadviser to Capital
Guardian U.S. Equity, is part of a privately owned investment management group with offices in major financial centers throughout the world. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital
Guardian has been providing investment management services since 1968.

      Jennison Associates LLC ("Jennison"), subadviser to Jennison Growth, is a registered investment advisor with the SEC and was founded in 1969. Jennison provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker dealers. Jennison is a wholly-owned subsidiary of Prudential
Investment Management, Inc. ("PIMI"). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison is organized under the laws of Delaware as a single member limited liability company.

                                      -45-
[GRAPHIC OMITTED]
      FMR, subadviser to FI International Stock, FI Large Cap, FI Mid Cap
Opportunities and FI Value Leaders, has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for each Portfolio. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR
Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class
B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholder's voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

      OppenheimerFunds, Inc. ("Oppenheimer"), subadviser to Oppenheimer Global
Equity, is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

      Western Asset Management Company ("Western Asset"), subadviser to Western
Asset Management Strategic Bond Opportunities and Western Asset Management U.S.
Government, is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. Western Asset Management Company may, with respect to Western Asset Management Strategic Bond Opportunities, delegate to its affiliate, Western Asset Management Company Limited ("Western Asset Limited") any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. Western Asset Limited, which acts investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, is a wholly owned subsidiary of Legg Mason, Inc.


Marketing Support Payments

      The Subadvisers and/or their affiliates may provide MetLife and/or its affiliates with wholesaling services that assist in the distribution of the variable life insurance, variable annuity and group annuity products for which the Fund serves as an investment vehicle and may pay MetLife and/or its affiliates amounts to participate in sales meetings. These amounts may be significant and may provide a Subadviser and/or its affiliates with increased access to persons involved in the distribution of such insurance products.


Advisory Fees

      The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio's average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled "Expense Agreement" under "Expenses" and described below in the section entitled "Advisory Fee Waivers." Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.


                                                                                     Annual         Average Daily
                                                                                    ----------           Net
                                                                                   Percentage        Asset Value
Portfolio                                                                             Rate           Levels
                                                                                   ------------    -----------------
                                                                                      .75%         First $500 million
BlackRock Aggressive Growth                                                                        Next $500
                                                                                      .70%         million
                                                                                      .65%         Over $1 billion

                                                                                                   First $500
BlackRock Strategic Value                                                                          million
                                                                                      .85%         Next $500
                                                                                      .80%         million
                                                                                      .75%         Over $1 billion

                                                                                      .40%         First $1 billion
BlackRock Bond Income                                                                 .35%         Next $1 billion
                                                                                      .30%         Next $1 billion
                                                                                      .25%         Over $3 billion

                                      -46-
[GRAPHIC OMITTED]

                                                                                      Annual       Average Daily Net
                                                                                    -----------      Asset Value
Portfolio                                                                           Percentage Rate     Levels
                                                                                    ------------   -----------------
                                                                                       .50%        First $500 million
BlackRock Diversified                                                                  .45%        Next $500 million
                                                                                       .40%        Over $1 billion

                                                                                       .73%        First $1 billion
BlackRock Legacy Large Cap Growth (a)                                                  .65%        Over $1 billion

                                                                                                   First $250
BlackRock Large Cap Value                                                                          million
                                                                                                   Next $500
                                                                                       .70%        million
                                                                                       .65%        Over $750
                                                                                       .60%        million

                                                                                       .35%        First $1 billion
BlackRock Money Market                                                                 .30%        Next $1 billion
                                                                                       .25%        Over $2 billion

                                                                                                   First $200
Capital Guardian U.S. Equity                                                                       million
                                                                                                   Next $300
                                                                                       .70%        million
                                                                                       .65%        Next $1.5
                                                                                       .60%        billion
                                                                                       .55%        Over $2 billion

                                                                                       .75%        First $1 billion
Davis Venture Value (e)                                                                .70%        Next $2 billion
                                                                                       .65%        Over $3 billion

                                                                                                   First $500
FI International Stock                                                                             million
                                                                                       .86%        Next $500
                                                                                       .80%        million
                                                                                       .75%        Over $1 billion

                                                                                                   First $250
FI Large Cap                                                                                       million
                                                                                                   Next $500
                                                                                       .80%        million
                                                                                       .75%        Over $750
                                                                                       .70%        million

                                                                                                   First $100
FI Mid Cap Opportunities                                                                           million
                                                                                                   Next $400
                                                                                       .75%        million
                                                                                       .70%        Over $500
                                                                                       .65%        million

                                                                                                   First $200
FI Value Leaders                                                                                   million
                                                                                                   Next $300
                                                                                       .70%        million
                                                                                       .65%        Next $1.5
                                                                                       .60%        billion
                                                                                       .55%        Over $2 billion

                                                                                                   First $500
Franklin Templeton Small Cap Growth                                                                million
                                                                                       .90%        Over $500
                                                                                       .85%        million

                                                                                                   First $1 billion
Harris Oakmark Focused Value (i)                                                                   Next $1.5
                                                                                       .75%        billion
                                                                                       .70%        Next $2.5
                                                                                       .675%       billion
                                                                                       .65%        Over $5 billion

                                                                                                   First $250
Harris Oakmark Large Cap Value (j)                                                                 million
                                                                                                   Next $2.25
                                                                                       .75%        billion
                                                                                       .70%        Next $2.5
                                                                                       .675%       billion
                                                                                       .65%        Over $5 billion

                                                                                                   First $200
Jennison Growth                                                                                    million
                                                                                                   Next $300
                                                                                       .70%        million
                                                                                       .65%        Next $1.5
                                                                                       .60%        billion

                                      -47-
[GRAPHIC OMITTED]

                                                                                      Annual
                                                                                    -----------    Average Daily Nets
Portfolio                                                                           Percentage RateAsset Value Level
                                                                                    ------------   -----------------
                                                                                       .55%        Over $2 billion

                                                                                                    ll Assets
Lehman Brothers Aggregate Bond Index                                                   .25%        A

                                                                                       .90%        First $500 million
Loomis Sayles Small Cap                                                                .85%        Over $500 million

                                                                                                   First $500
MetLife Aggressive Allocation Portfolio (b)                                                        million
                                                                                       .10%        Next $500
                                                                                       .075%       million
                                                                                       .05%        Over $1 billion

                                                                                                   First $500
MetLife Conservative Allocation Portfolio (b)                                                      million
                                                                                       .10%        Next $500
                                                                                       .075%       million
                                                                                       .05%        Over $1 billion

                                                                                                   First $500
MetLife Conservative to Moderate Allocation Portfolio (b)                                          million
                                                                                       .10%        Next $500
                                                                                       .075%       million
                                                                                       .05%        Over $1 billion

                                                                                                    ll Assets
MetLife Mid Cap Stock Index                                                            .25%        A

                                                                                                   First $500
MetLife Moderate Allocation Portfolio (b)                                                          million
                                                                                       .10%        Next $500
                                                                                       .075%       million
                                                                                       .05%        Over $1 billion

                                                                                                   First $500
MetLife Moderate to Aggressive Allocation Portfolio (b)                                            million
                                                                                       .10%        Next $500
                                                                                       .075%       million
                                                                                       .05%        Over $1 billion

                                                                                                    ll Assets
MetLife Stock Index                                                                    .25%        A

                                                                                                   First $250
MFS Total Return (h)                                                                               million
                                                                                                   Next $500
                                                                                       .60%        million
                                                                                       .55%        Over $750
                                                                                       .50%        million

                                                                                                    ll Assets
Morgan Stanley EAFE Index                                                              .30%        A

                                                                                       .65%        First $1 billion
Neuberger Berman Mid Cap Value (k)                                                     .60%        Over $1 billion

                                                                                                   First $50
Oppenheimer Global Equity                                                                          million
                                                                                                   Next $50 million
                                                                                       .90%        Next $400
                                                                                       .55%        million
                                                                                       .50%        Over $500
                                                                                       .475%       million

                                                                                                    ll Assets
Russell 2000 Index                                                                     .25%        A

                                                                                                   First $50
T. Rowe Price Large Cap Growth (c)                                                     .65%        million
                                                                                       .60%        Over $50 million

                                                                                                   First $100
T.
                                                                                                   Rowe
                                                                                                   Price
                                                                                                   Small
                                                                                                   Cap
                                                                                                   Growth
                                                                                                   million
                                                                                                   Next
                                                                                                   $300
                                                                                       .55%        million
                                                                                       .50%        Over $400
                                                                                       .45%        million

                                                                                                   First $500
Western Asset Management Strategic Bond Opportunities (f)                                          million
                                                                                       .65%        Over $500
                                                                                       .55%        million

                                      -48-
[GRAPHIC OMITTED]

                                                                                      Annual
                                                                                    -----------    Average Daily Nets
Portfolio                                                                           Percentage RateAsset Value Level
                                                                                    ------------   -----------------
                                                                                       .55%        First $500 million
Western Asset Management U.S. Government (g)                                           .45%        Over $500 million


Zenith Equity (d) N/A N/A [GRAPHIC OMITTED] (a) Prior to May 1, 2004, the advisory fee payable by BlackRock Legacy Large Cap Growth was at the annual rate of
     0.75% of the first $1 billion of the Portfolio's average daily net assets and 0.70% of such assets in excess of $1 billion.
(b)  Prior to November 9, 2006, the advisory fee rate for each Asset Allocation
     Portfolio was at the annual rate of 0.10% of the Portfolio's average daily net assets. In addition to the advisory fees set out above for each Asset
     Allocation Portfolio, MetLife Advisers receives advisory fees as investment adviser to the Underlying Portfolios of the Fund in which an Asset
     Allocation Portfolio invests.
(c)  Prior to August 5, 2004, the advisory fee rate for T. Rowe Price Large Cap
     Growth was at the annual rate of 0.70% of the first $50 million of the Portfolio's average daily net assets and 0.60% of such assets over $50 million.
(d) There is no advisory fee payable directly by the Portfolio. Zenith Equity bears its share of the advisory fees of Capital Guardian U.S. Equity, FI
     Value Leaders and Jennison Growth through its investment in these underlying Portfolios.
(e) Prior to November 9, 2006, the advisory fee rate for Davis Venture Value was at the annual rate of 0.75% of the first $1 billion of the Portfolio's average daily net assets, 0.70% of the next $2 billion and 0.675% of such assets over $3 billion.
(f)  Prior to November 4, 2005, the advisory fee rate for Western Asset
     Management Strategic Bond Opportunities was at the annual rate of 0.65% of the Portfolio's average daily net assets.
(g)  Prior to November 4, 2005, the advisory fee rate for Western Asset
     Management U.S. Government was at the annual rate of 0.55% of the Portfolio's average daily net assets.
(h) Prior to May 1, 2006, the advisory fee rate for MFS Total Return was at the annual rate of 0.50% of the Portfolio's average daily net assets.
(i)  Prior to January 1, 2007, the advisory fee rate for Harris Oakmark Focused
     Value was at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% of such assets over $1 billion.
(j)  Prior to January 1, 2007, the advisory fee rate for Harris Oakmark Large
     Cap Value was at the annual rate of 0.75% of the first $250 million of the Portfolio's average daily net assets and 0.70% of such assets over $250 million.
(k)  Prior to November 9, 2006 the advisory fee rate for Neuberger Berman Mid
     Cap Value was at the annual rate of 0.70% of the first $100 million of the Portfolio's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $500 million, 0.625% of the next $750 million and 0.60% of such assets over $1.6 billion.


Advisory Fee Waivers

      Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under "Advisory Fees" for each class of the Portfolios listed below as follows:


                                                                                       Annual Percen  Average Daily Net
                                                                                        ------------  Asset Value Levels
                                                                                          Rate
Portfolio                                                                              - Reduction
                                                                                       -----------------------------

                                      -49-
[GRAPHIC OMITTED]

                                                                                            0.025   Over $1 billion and
BlackRock Bond Income                                                                                less than $2
                                                                                                     billion

                                                                                            0.005     First $500
BlackRock Money Market                                                                                million
                                                                                            0 .015     Next $500
                                                                                                      million

                                                                                            0 .050     All Assets
Loomis Sayles Small Cap

                                                                                            0.006     All Assets
Lehman Brothers Aggregate Bond Index

                                                                                            0.007     All Assets
MetLife Mid Cap Stock Index

                                                                                            0.007     All Assets
MetLife Stock Index

                                                                                            0.007     All Assets
Morgan Stanley EAFE Index

                                                                                            0.007     All Assets
Russell 2000 Index

                                                                                            0 .015     First $50
T. Rowe Price Large Cap Growth                                                                        million

      In addition, effective January 1, 2007, with respect to each of Harris
Oakmark Focused Value and Harris Oakmark Large Cap Value (each, a "Harris
Portfolio" and, collectively, the Harris Portfolios), MetLife Advisers has voluntarily agreed to reduce its advisory fees set out above under "Advisory
Fees" for each class of the Harris Portfolio by the following amount: the difference between (i) the subadvisory fee that MetLife Advisers actually pays
Harris with respect to such class of such Harris Portfolio; and (ii) the subadvisory fee that MetLife Advisers would pay Harris with respect to such class of such Harris Portfolio after applying the new subadvisory fee schedule for the Harris Portfolios that took effect January 1, 2007 (as described below) but without combining the assets of the Harris Portfolios for purposes of calculating such fee. Because this fee waiver is voluntary, and not contractual, it may be discontinued by MetLife Advisers at any time.

      Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe
Price for the Fund and MIST in the aggregate exceed $750,000,000, (ii) T. Rowe
Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. (T. Rowe Price currently subadvises two portfolios of the Fund, T.
Rowe Price Large Cap and T. Rowe Price Small Cap, and one portfolio of MIST.) If these conditions are met, T. Rowe Price will waive its subadvisory fee by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000.
Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios' net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time.


Subadvisory Fees

      MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:


                                                                               Annual
                                                                           ----------------
                                                                           ercentage Rate P         Average Daily
                                                                          -etLife Advisers               Net
                                                                          P    to the                Asset Value
Portfolio                                                                 M  Subadvisers   aid by       Levels
                                                                          ------------------       -----------------
                                                                                .45%               First $500 million
BlackRock Aggressive Growth                                                     .35%               Next $500 million
                                                                                .30%               Next $1.5 billion
                                                                                .25%               Over $2.5
                                                                                                   billion

                                                                                .20%               First $250
BlackRock Bond Income (a)                                                       .15%               million
                                                                                .10%               Next $750
                                                                                                   million
                                                                                                   Over $1 billion

                                                                                .35%               First $250 million
BlackRock Diversified

                                      -50-
[GRAPHIC OMITTED]


                                                                                     Annual
                                                                                  Percentage RatePaid      Average Daily
                                                                                  by MetLife Advisers      Net
                                                                                    to the                 Asset Value
 Portfolio                                                                          Subadvisers            Levels

                                                                               ------------------  -----------------
                                                                                     .30%          Next $250 million
                                                                                                   Over $500
                                                                                     .25%          million

                                                                                                   First $300
BlackRock Legacy Large Cap Growth (b)                                                              million
                                                                                     .40%          Next $700
                                                                                     .35%          million
                                                                                     .30%          Over $1 billion

                                                                                                   First $100
BlackRock Large Cap Value                                                                          million
                                                                                                   Next $150
                                                                                                   million
                                                                                     .45%          Next $250
                                                                                     .40%          million
                                                                                     .35%          Next $1.5
                                                                                     .30%          billion
                                                                                     .25%          Over $2 billion

                                                                                                   First $500
BlackRock Money Market (c)                                                                         million
                                                                                     .08%          Next $500
                                                                                     .07%          million
                                                                                     .06%          Over $1 billion

                                                                                                   First $250
BlackRock Strategic Value                                                                          million
                                                                                                   Next $250
                                                                                                   million
                                                                                     .55%          Next $250
                                                                                     .50%          million
                                                                                     .45%          Over $750
                                                                                     .40%          million

                                                                                                   First $100
Capital Guardian U.S. Equity                                                                       million
                                                                                                   Next $400
                                                                                     .45%          million
                                                                                     .40%          Next $500
                                                                                     .35%          million
                                                                                     .30%          Over $1 billion

                                                                                                   First $100
Davis Venture Value (j)                                                                            million
                                                                                                   Next $400
                                                                                     .45%          million
                                                                                     .40%          Next $2.5
                                                                                     .35%          billion
                                                                                     .325%         Over $3 billion

                                                                                                   First $250
FI International Stock (d)                                                                         million
                                                                                                   Next $250
                                                                                     .55%          million
                                                                                     .45%          Over $500
                                                                                     .40%          million

                                                                                                   First $250
FI Large Cap                                                                                       million
                                                                                                   Next $500
                                                                                     .45%          million
                                                                                     .40%          Over $750
                                                                                     .35%          million

                                                                                                   First $250
FI Mid Cap Opportunities (e)                                                                       million
                                                                                                   Next $250
                                                                                     .50%          million
                                                                                     .45%          Next $500
                                                                                     .40%          million
                                                                                     .35%          Over $1 billion

                                                                                                   First $500
FI Value Leaders (f)                                                                               million
                                                                                     .40%          Over $500
                                                                                     .35%          million

                                                                                                   First $200
Franklin Templeton Small Cap Growth                                                                million
                                                                                                   Next $300
                                                                                     .60%          million
                                                                                     .52%          Over $500
                                                                                     .50%          million

Harris Oakmark Focused Value and Harris Oakmark Large Cap Value (combined)           .45%          First $100 million
(l)                                                                                  .40%          Next $400 million

                                      -51-
[GRAPHIC OMITTED]

                                                                                    Annual
                                                            --------------------------------------------
                                                                          Percentage Rate Paid by
                                                                          MetLife Advisers to the      Average Daily Net
Portfolio                                                                       Subadvisers            Asset Value Levels
                      ----------------------------------------------   ------------------------------------


                                                                               ------------------  -----------------
                                                                                     .35%          Next $2 billion
                                                                                                   Next $2.5
                                                                                     .325%         billion
                                                                                     .30%          Over $5 billion

Jennison Growth                                                                                    First $100 million
                                                                                                   Next $400
                                                                                     .45%          million
                                                                                     .40%          Next $500
                                                                                     .35%          million
                                                                                     .30%          Over $1 billion

Lehman Brothers Aggregate Bond Index                                                   *

Loomis Sayles Small Cap                                                                            First $25
                                                                                                   million
                                                                                                   Next $75 million
                                                                                     .55%          Next $100
                                                                                     .50%          million
                                                                                     .45%          Over $200
                                                                                     .40%          million

MetLife Aggressive Allocation Portfolio                                               N/A          N/A

MetLife Conservative Allocation Portfolio                                             N/A          N/A

MetLife Conservative to Moderate Allocation Portfolio                                 N/A          N/A

MetLife Mid Cap Stock Index                                                            *

MetLife Moderate Allocation Portfolio                                                 N/A          N/A

MetLife Moderate to Aggressive Allocation Portfolio                                   N/A          N/A

MetLife Stock Index                                                                    *

MFS Total Return (k)                                                                               First $250
                                                                                                   million
                                                                                                   Next $1 billion
                                                                                     .35%          Next $250
                                                                                     .30%          million
                                                                                     .25%          Over $1.5
                                                                                     .20%          billion

Morgan Stanley EAFE Index                                                              *

Neuberger Berman Mid Cap Value (m)                                                   .40%          First $1 billion
                                                                                     .35%          Over $1 billion

Oppenheimer Global Equity (g)                                                                      First $50
                                                                                                   million
                                                                                                   Next $250
                                                                                                   million
                                                                                                   Next $250
                                                                                     .50%          million
                                                                                     .40%          Next $500
                                                                                     .34%          million
                                                                                     .30%          Over $1.05
                                                                                     .275%         billion

Russell 2000 Index                                                                     *

                                                                                                   T. Rowe
                                                                                                   Price
                                                                                                   Large
                                                                                                   Cap
                                                                                                   Growth
                                                                                                   (h)
                                                                                                   First
                                                                                                   $250
                                                                                                   million
                                                                                                   Next
                                                                                                   $250
                                                                                     .40%          million
                                                                                     .375%         Over $500
                                                                                     .35%          million

                                                                                                    T.
                                                                                                    Rowe
                                                                                                   Price
                                                                                                   Small
                                                                                                   Cap
                                                                                                   Growth
                                                                                                   First
                                                                                                   $100
                                                                                                   million
                                                                                                   Next
                                                                                                   $300
                                                                                     .35%          million
                                                                                     .30%          Over $400
                                                                                     .25%          million

                                      -52-
[GRAPHIC OMITTED]

                                                                                    Annual
                                                            --------------------------------------------
                                                                         Percentage Rate Paid by
                                                                           MetLife Advisers to the      Average Daily Net
Portfolio                                                                        Subadvisers            Asset Value Levels



                                                                                ------------------ -----------------
                                                                                      .35%         First $50 million
Western Asset Management Strategic Bond Opportunities                                              Next $150 million
                                                                                                   Next $300
                                                                                      .30%         million
                                                                                      .25%         Over $500
                                                                                      .20%         million

                                                                                                   First $200
Western Asset Management U.S. Government                                                           million
                                                                                                   Next $300
                                                                                      .225%        million
                                                                                      .150%        Over $500
                                                                                      .100%        million

                                                                                                    /A
Zenith Equity (i) N/A N [GRAPHIC OMITTED] * MetLife Advisers pays MLIAC a subadvisory fee for each Index Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio.
(a)  Prior to February 3, 2005, the subadvisory fee rate for BlackRock Bond
     Income was at the annual rate of 0.20% of the first $250 million of the
     Portfolio's average daily net assets and 0.15% of such assets over $250 million.
(b)  Prior to May 1, 2004, the subadviser to BlackRock Legacy Large Cap Growth was Fred Alger Management, Inc., and the subadvisory fee rate payable by
     MetLife Advisers was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, and 0.35% of such assets over $500 million.
(c)  Prior to May 1, 2005, the subadvisory fee rate for BlackRock Money Market was at the annual rate of 0.15% of the first $100 million of the
     Portfolio's average daily net assets and 0.075% of such assets over $100 million.
(d)  Prior to December 16, 2003, the subadviser to FI International Stock was
     Putnam Investment Management, LLC and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.65% of the first $150 million of the Portfolio's average daily net assets; 0.55% of the next $150 million of such assets; and 0.45% of such assets over $300 million.
(e)  Prior to May 1, 2004, the subadviser to FI Mid Cap Opportunities was Janus
     Capital Management, LLC and the subadvisory fee rate payable for the
     Portfolio was at the annual rate of 0.50% of the first $250 million of the
     Portfolio's average daily net assets; 0.45% of the next $500 million of such assets; 0.40% of the next $750 million of such assets; and 0.35% of such assets over $1.5 billion.
(f)  For periods prior to April 30, 2007, FMR (or an affiliate) agreed to make payments to MetLife (or its affiliates) for administrative and shareholder services relating to FI Value Leaders. This arrangement was discontinued
     effective April 30, 2007. In addition, prior to April 30, 2007, the subadvisory fee rate for FI Value Leaders was at the annual rate of 0.50%
     of the first $250 million of the Portfolio's average daily net assets;
     0.40% of the next $500 million of such assets; and 0.35% of such assets over $750 million.
(g)  Prior to May 1, 2005, the subadviser to Oppenheimer Global Equity was
     Deutsche Investment Management Americas Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.70% of the first $50 million of the Portfolio's average daily net assets; 0.35% of the next $50 million; 0.30% of the next $400 million; and 0.275% of such assets over
     $500 million.
(h)
     Prior to February 3, 2005, the subadvisory fee rate for T. Rowe Price Large
     Cap Growth was at the annual rate of 0.40% of the first $500 million of the
     Portfolio's average daily net assets and 0.35% of such assets over $500 million.

                                      -53-
[GRAPHIC OMITTED]
     Prior to August 5, 2004, the subadvisory fee rate for Portfolio was at the annual rate of 0.50% of the first $50 million of the Portfolio's average daily net assets and 0.40% of such assets over $50 million.
(i) Zenith Equity is managed directly by MetLife Advisers and there is no subadviser to the Portfolio. (j) Prior to November 4, 2005, the subadvisory fee rate for Davis Venture Value was at the annual rate of 0.45%
     of the first $100 million of the Portfolio's average daily net assets, 0.40% of the next $400 million and 0.35% of such assets over $500 million.
(k) Prior to May 1, 2006, the subadvisory fee rate for MFS Total Return was at the annual rate of 0.25% of the first $50 million of the Portfolio's average daily net assets and 0.20% of such assets over $50 million.
(l) Effective January 1, 2007, for purposes of calculating the subadvisory fee rates for Harris Oakmark Focused Value and Harris Oakmark Large Cap Value, the average daily net assets for these Portfolios are combined and the above subadvisory fee schedule is applied to such combined assets. Prior to January 1, 2007, the subadvisory fee rate for each of Harris Oakmark
     Focused Value and Harris Oakmark Large Cap Value was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets; 0.40% of the next $400 million of such assets; and 0.35% of such assets over $500 million.
(m)  Prior to November 9, 2006, the subadvisory fee rate for Neuberger Berman
     Mid Cap Value was at the annual rate of 0.45% of the first $250 million of the Portfolio's average daily net assets, 0.40% of the next $750 million of such assets; and 0.35% of such assets over $1 billion.

      In connection with Davis' service as subadviser to Davis Venture Value, Davis may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services provided to Davis.

      In connection with FMR's service as subadviser to FI International Stock, FI Large Cap, FI Value Leaders and FI Mid Cap Opportunities, FMR has delegated to FMRC primary responsibility for choosing investments for the Portfolios pursuant to a sub-subadvisory agreement which requires FMRC to manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of FMR. FMR compensates FMRC at a monthly rate equal to 50% of the subadvisory fee that MetLife Advisers pays to FMR under the subadvisory agreement in respect of that portion of the Portfolios' assets managed by FMRC during such month. The Fund pays no fee to FMRC under the sub-subadvisory agreement.

      As described above, in connection with Western Asset's service as subadviser to Western Asset Management Strategic Bond Opportunities, Western
Asset may delegate to its affiliate, Western Asset Limited, any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. As compensation to Western Asset
Limited, Western Asset will compensate Western Asset Limited from any fees paid to Western Asset by MetLife Advisers in proportion to the assets delegated to Western Asset Limited.

      For the fiscal years ended December 31, 2004, and 2005, and 2006, each Portfolio paid the following amounts in advisory fees to MetLife Advisers
(unless otherwise indicated).


                                                                                         Amount Paid to MetLife
                                                                                                Advisers
                                                                                      (Unless Otherwise Indicated)
                                                                                      ------------------------------
Portfolio                                                                               2004      2005       2006
                                                                                      --------- ---------  ---------
                                                                                      $6,727,4  $6,869,3   8,092,272
BlackRock Aggressive Growth
                                                                                                            ,371,762
BlackRock Bond Income                                                                 $4,028,3  $4,147,4   5
                                                                                                            ,828,278
BlackRock Diversified                                                                 $8,551,1  $8,285,7   7
                                                                                                            ,235,300
BlackRock Large Cap Value                                                             $582,621  $863,508   1
                                                                                                            ,737,908
BlackRock Legacy Large Cap Growth                                                     $4,181,3  $3,980,7   3
                                                                                                            ,681,393
BlackRock Money Market                                                                $2,014,6  $2,303,3   3
                                                                                                            ,186,451
BlackRock Strategic Value                                                             $7,085,6  $8,006,7   8

-------------------------------------------------------------------------------------------------------------------
                                      -54-
[GRAPHIC OMITTED]

                                                                                    mount Paid to MetLife Advisers
                                                                                   A (Unless Otherwise Indicated)
                                                                                   ---------------------------------
Portfolio                                                                            2004       2005        2006
                                                                                   ---------- ---------- -----------
                                                                                   $2,664,10  $3,372,51  $3,624,354
Capital Guardian U.S. Equity

Davis Venture Value                                                                $14,953,1  $20,216,8  $25,181,109

FI International Stock                                                             $3,332,60  $3,945,94  $5,266,072

FI Large Cap (a)                                                                   $1,848,13  $1,947,04  $3,763,129

FI Mid Cap Opportunities                                                           $6,357,00  $6,730,37  $7,021,546

FI Value Leaders                                                                   $3,745,21  $3,856,70  $5,472,895

Franklin Templeton Small Cap Growth                                                $ 621,214  $ 852,255  $1,123,806

Harris Oakmark Focused Value                                                       $11,142,4  $12,936,0  $14,623,670

Harris Oakmark Large Cap Value                                                     $3,306,12  $4,028,98  $4,550,752

Jennison Growth                                                                    $4,687,24  $5,898,19  $7,391,415

Lehman Brothers Aggregate Bond Index                                               $1,973,30  $2,508,95  $2,735,513

Loomis Sayles Small Cap                                                            $3,480,20  $3,721,06  $4,260,564

MetLife Aggressive Allocation                                                            N/A  $   2,325  $   45,653

MetLife Conservative Allocation                                                          N/A  $   4,197  $   38,374

MetLife Conservative to Moderate Allocation                                              N/A  $  15,111  $  156,247

MetLife Mid Cap Stock Index                                                        $ 726,464  $ 902,019  $1,132,191

MetLife Moderate Allocation                                                              N/A  $  29,279  $  364,021

MetLife Moderate to Aggressive Allocation                                                N/A  $  21,846  $  315,700

MetLife Stock Index                                                                $11,328,3  $12,246,7  $12,774,775

MFS Total Return                                                                   $1,697,05  $2,460,95  $7,548,214

Morgan Stanley EAFE Index                                                          $ 902,258  $1,195,15  $1,611,730

Neuberger Berman Mid Cap Value                                                     $2,424,51  $4,044,48  $5,480,161

Oppenheimer Global Equity                                                          $1,192,12  $1,397,66  $3,398,350

Russell 2000 Index                                                                 $ 831,185  $ 989,178  $1,202,972

T. Rowe Price Large Cap Growth                                                     $1,398,41  $1,857,86  $3,255,448

T. Rowe Price Small Cap Growth                                                     $1,661,49  $1,777,16  $2,028,136

Western Asset Management Strategic Bond Opportunities                              $1,951,35  $2,634,09  $3,741,141

Western Asset Management U.S. Government                                           $1,525,31  $2,890,43  $4,879,988

Zenith Equity                                                                            N/A        N/A         N/A
[GRAPHIC OMITTED]
-------------------------------------------------------------------------------------------------------------------
(a)  Amounts shown for 2004 and 2005, as well as $653,698 of the amount shown for 2006, were paid to Travelers Asset Management International Company LLC
     ("TAMIC") by the Portfolio's predecessor portfolio, the Large Cap Portfolio
     (the "FI Large Cap Predecessor Fund"), a former series of The Travelers
     Series Trust, a Massachusetts business trust (the "TST"). The Portfolio succeeded to the operations of the FI Large Cap Predecessor Fund on May 1,
     2006.

      For the fiscal years ended December 31, 2004, and 2005, and 2006, MetLife
Advisers paid the following amounts in subadvisory fees with respect to the following Portfolios:


                                                                                         Amount Paid by MetLife
                                                                                                Advisers
                                                                                      (Unless Otherwise Indicated)
                                                                                      ------------------------------
Portfolio                                                                               2004      2005       2006
                                                                                      --------- ---------  ---------
                                                                                      $3,738,7  $3,809,6   4,388,445
BlackRock Aggressive Growth
                                                                                                            ,016,927
BlackRock Bond Income                                                                 $1,637,6  $1,668,2   2
                                                                                                            ,798,923
BlackRock Diversified                                                                 $5,250,7  $5,084,8   4
                                                                                                            755,643
BlackRock Large Cap Value                                                             $374,071  $543,433   $
                                                                                                            ,942,148
BlackRock Legacy Large Cap Growth                                                     $2,185,8  $2,058,5   1
                                                                                                            786,279
BlackRock Money Market                                                                $506,700  $526,377   $
                                                                                                            ,721,275
BlackRock Strategic Value                                                             $4,167,7  $4,628,8   4

-------------------------------------------------------------------------------------------------------------------
                                      -55-
[GRAPHIC OMITTED]

                                                                                    mount Paid by MetLife Advisers
                                                                                   A (Unless Otherwise Indicated)
                                                                                   ---------------------------------
                                                                                   1,627,50  $2,062,457   $2,210,040
Capital Guardian U.S. Equity
                                                                                    ,526,58                         9
Davis Venture Value                                                                7         $10,160,23   $12,634,15
                                                                                    ,993,80
FI International Stock                                                             1         $2,314,400   $2,983,037
                                                                                    ,092,48
FI Large Cap (a)                                                                   1         $1,166,187  1$2,081,395
                                                                                    ,142,45
FI Mid Cap Opportunities                                                           4         $4,328,806   $4,491,030
                                                                                    ,513,47
FI Value Leaders                                                                   2         $2,587,807   $3,593,738
                                                                                    414,142
Franklin Templeton Small Cap Growth                                                $         $  568,170   $ 749,204
                                                                                    ,621,22
Harris Oakmark Focused Value                                                       5         $6,518,011   $7,361,835
                                                                                    ,866,86
Harris Oakmark Large Cap Value                                                     1         $2,251,993   $2,512,876
                                                                                    ,830,06
Jennison Growth                                                                    2         $3,531,365   $4,320,708
                                                                                    189,437
Lehman Brothers Aggregate Bond Index                                               $         $  240,859   $ 262,609
                                                                                    ,709,25
Loomis Sayles Small Cap                                                            1         $1,799,753   $2,056,174
                                                                                     66,834
MetLife Mid Cap Stock Index                                                        $         $   82,986   $ 104,162
                                                                                    ,042,20
MetLife Stock Index                                                                1         $1,126,700   $1,175,279
                                                                                    703,823
MFS Total Return                                                                   $         $1,009,380   $3,900,107
                                                                                     69,173
Morgan Stanley EAFE Index                                                          $         $   91,628   $ 123,566
                                                                                    ,550,47
Neuberger Berman Mid Cap Value                                                     1         $2,544,681   $3,420,344
                                                                                    805,275
Oppenheimer Global Equity                                                          $         $  973,851   $2,351,749
                                                                                     76,469
Russell 2000 Index                                                                 $         $   91,004   $ 110,673
                                                                                    935,371
T. Rowe Price Large Cap Growth                                                     $         $1,203,748   $1,990,618
                                                                                    ,016,89
T. Rowe Price Small Cap Growth                                                     1         $1,060,636   $1,183,356
                                                                                    875,522
Western Asset Management Strategic Bond Opportunities                              $         $1,138,114   $1,553,317
                                                                                    565,996
Western Asset Management U.S. Government                                           $         $  900,203   $1,373,331

Zenith Equity                                                                           N/A         N/A         N/A
[GRAPHIC OMITTED]
(a)  Amounts shown for 2004 and 2005, as well as $391,160 of the amount shown for 2006, are for the FI Large Cap
     Predecessor Fund, and were paid by TAMIC to FMR.


Advisory Agreements and Subadvisory Agreements

      Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and
(ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio's investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

      If required by law, subject to the SEC exemption obtained by MetLife
Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or (ii) the applicable
Portfolio's investment adviser or subadviser.

      Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days' written notice, or by the applicable Portfolio's investment adviser, upon ninety or sixty days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser.

      Each advisory agreement provides that MetLife Advisers shall pay the organization costs of the Fund relating to the Portfolio and the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office
                                      -56-
[GRAPHIC OMITTED]
space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.

      For BlackRock Bond Income, BlackRock Legacy Large Cap Growth, BlackRock
Money Market, Capital Guardian U.S. Equity, Davis Venture Value, FI Value
Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap,
MFS Total Return, Western Asset Management Strategic Bond Opportunities, Western
Asset Management U.S. Government and Zenith Equity, the former series of the New
England Zenith Fund (collectively, the "Zenith Portfolios"), as well as
BlackRock Aggressive Growth, BlackRock Diversified, BlackRock Large Cap Value and BlackRock Strategic Value (together with BlackRock Bond Income, BlackRock
Legacy Large Cap Growth and BlackRock Money Market, the "BlackRock Portfolios"),
FI Large Cap and each Asset Allocation Portfolio, each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. Each advisory agreement for the Zenith Portfolios, the BlackRock
Portfolios, FI Large Cap and the Asset Allocation Portfolios provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

      Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for all Portfolios, other than the Zenith Portfolios, the BlackRock Portfolios, FI Large Cap and the Asset
Allocation Portfolios, provide that MetLife Advisers shall not be liable in connection with the performance of its administrative services in the absence of any willful or negligent act or omission. The advisory agreements for the Zenith
Portfolios, the BlackRock Portfolios, FI Large Cap and the Asset Allocation
Portfolios provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

      Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other
Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

      It is each subadviser's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

      It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold. The Directors of the Fund are of the view that the benefits to the respective Portfolio of retaining each subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.


Proxy Voting Policies

      The Board of Directors and MetLife Advisers have delegated to each subadviser who invests in voting securities on behalf of a Portfolio the responsibility for voting the proxies relating to securities held by such Portfolio investing in voting securities as part of each such subadviser's general management of Portfolio assets, subject to the continuing oversight of the Board and MetLife Advisers. The Fund believes that each subadviser, which purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio's securities, is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on the one hand, and the interests of the adviser, subadviser or any other affiliated person of the Fund, on the other hand. Information about the proxy voting policies and procedures of each subadviser who invests in voting securities is attached in Appendix B to this SAI.

                                      -57-
[GRAPHIC OMITTED]
      MetLife Advisers votes proxies relating to shares of an Underlying
Portfolio held by Zenith Equity or an Asset Allocation Portfolio in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.

      Information on how proxies relating to the Portfolios' voting securities were voted by MetLife Advisers or the subadvisers during the most recent
12-month period ended June 30th is available, upon request and without charge, by calling (800) 638-7732 or on the SEC's website at http://www.sec.gov.



                               PORTFOLIO MANAGERS

      The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Fund's
Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2006 within each of three categories:
(A) registered investment companies, (B) other pooled investment vehicles, and
(C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2006. Other than as set forth below, as of December 31, 2006, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.


Davis Venture Value Portfolio

Other Accounts Managed


                                                                                       ccounts with respect to which the
Name of Portfolio                                                                     Advisory fee is based on the
Manager                                     Other Accounts Managed                    aperformance of the account
                             -----------------------------------------------------    ------------------------------
                              Category of Account      Number o          Total        Number of      Total Assets in
                                                        ccounts        Assets in       ccounts i
                                                        ategory        ccounts in      Category
                                                       A               Category                       Accounts in
                                                       C        in    A   (1)         A         n       Category
                             ----------------------    ---------      ------------    -----------    ---------------
                             Registered                      28       $72,800,000  00          0                N/A
Christopher Davis            investment companies
                             Other pooled                    12        1,500,000,              0                N/A
                             investment vehicles                      $            0
                             Other accounts              47,000(1)    $15,100,000  00          0                N/A
                             Registered                      28        72,800,000              0                N/A
Kenneth Feinberg             investment companies                     $            00
                             Other pooled                    12        1,500,000,              0                N/A
                             investment vehicles                      $            0

-------------------------------------------------------------------------------------------------------------------
                                      -58-
[GRAPHIC OMITTED]

                                         Other accounts                       47,0(1      15,100,000,  0  0     N/A
[GRAPHIC OMITTED]
(1)  Number of other accounts is approximate and includes managed money/wrap accounts with investment minimums of only $100,000.

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:


          The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis seeks to
      o manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.


          If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity
      o due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis has adopted procedures for allocating portfolio transactions across multiple accounts.


          With respect to securities transactions for the portfolios, Davis determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not
      o registered mutual funds, and other accounts managed for organizations and individuals), Davis may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis may place separate, non-simultaneous transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.


          Finally, substantial investment of Davis or Davis family assets in certain mutual funds may lead to o conflicts of interest. To mitigate these potential conflicts of interest, Davis has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis does not receive an incentive-based fee on any account.


Compensation

Kenneth Feinberg's compensation as a Davis employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis' profits,
(iii) awards of equity ("Units") in Davis including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchases shares in selected funds managed by Davis. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper.

Christopher Davis's annual compensation as an employee and general partner of Davis consists of a base salary.

Davis' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

                                      -59-
[GRAPHIC OMITTED]
T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth
Portfolio

Other Accounts Managed


                                                                                       ccounts with respect to which the
Name of Portfolio Manager                                                             Advisory fee is based on the
Portfolio Managed          nd               Other Accounts Managed                    aperformance of the account
                              ----------------------------------------------------    ------------------------------
                               Category of Account       Number o        Total         Number of      Total Assets
                                                          ccounts      Assets in       ccounts in          in
                                                         Aategory in   ccounts in      Category        Accounts in
                                                         C            ACategory       A                 Category
                              -----------------------    ---------    ------------    ------------    --------------
Robert W. Smith,              Registered investment            10     $22,483,485  00           0               N/A
-------------------------      ompanies

T. Rowe Price Large Cap
Growth Portfolio              c
                              Other pooled                      1      113,408,35               0               N/A
                              investment vehicles                     $
                              Other accounts                    5     $368,132,31               0               N/A
Sudhir Nanda,                  egistered investment             3      380,760,56               0               N/A
                               ompanies
T. Rowe Price Small Cap R
Growth Portfolio              c                                       $
                              Other pooled                      0             N/A               0               N/A
                              investment vehicles
                              Other accounts                    0             N/A               0               N/A


Material Conflicts of Interest

T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the portfolio managers' management of the Portfolios and the investments of the other accounts included in the table above.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not for another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed below, portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading
Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines
                                      -60-
[GRAPHIC OMITTED]
provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimis positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.


Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. Performance is evaluated in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (e.g., S&P 500) and an applicable Lipper index (e.g., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis, though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance is over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to the overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of long term success and are highly valued by T. Rowe Price.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution.
Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.
                                      -61-
[GRAPHIC OMITTED]
Harris Oakmark Focused Value Portfolio and Harris Oakmark Large Cap Value Portfolio

Other Accounts Managed


                                                                                                  Accounts with
                                                                                                    respect to
                                                                                                which the advisory
                                                                                                      fee is
                                                                                                   based on the
                                                                                                   performance
Name of Portfolio Manager                           Other Accounts Managed                        of the account
                                   ----------------------------------------------------------  ---------------------
                                       Category of Account        Number of         Total      Number o    Total
                                                                   ccounts        Assets in     ccounts in  Assets
                                                                   ategory        ccounts in    ategory    in
                                                                                  Category                 Accounts
                                                                  A                            A           in
                                                                  C        in    A             C           Category
                                   -----------------------------  ----------     ------------  ---------   ---------
                                   Registered investment                  8      3,999,945,5          0         N/A
Robert M. Levy                     companies
                                   Other pooled investment                2       18,034,925          0         N/A
                                   vehicles                                      1
                                   Other accounts                       458(1    4,044,068,8          0         N/A
                                   Registered investment                  6       5,125,098,          0         N/A
William C. Nygren                  companies                                     1            8
                                   Other pooled investment                0              N/A          0         N/A
                                   vehicles
                                   Other accounts                         0              N/A          0         N/A
                                   Registered investment                 11       ,423,295,1          0         N/A
Michael J. Mangan,                 companies                                     4
                                   Other pooled investment                3       64,010,376          0         N/A
                                   vehicles                                      1
                                   Other accounts                       146      2,679,899,1          1    $6,786,479

-------------------------------------------------------------------------------------------------------------------
(1)  This number includes approximately 340 accounts that are managed pursuant to a "model portfolio" and involve no direct client communications. It also includes many client relationships with multiple accounts, and therefore the number of accounts greatly exceeds the number of relationships.


Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or
                                      -62-
[GRAPHIC OMITTED]
accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris' policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.


Compensation

Each of the portfolio managers is an employee of Harris Associates L.P. (the
"Firm"), a subadviser to the Portfolios. The portfolio managers are compensated solely by the Firm. Compensation for each of the portfolio managers is based on the Firm's assessment of the individual's long-term contribution to the investment success of the Firm and is structured as follows:

     (1) Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

      2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm's domestic ( and international investment groups is divided among the senior level employees of each group and is paid annually.

      3)  Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The
     (    compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager.
The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell
1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond
Index), Morgan Stanley Capital International ("MSCI") World Index, MCSI World ex-U.S. Index and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund's inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

                                      -63-
[GRAPHIC OMITTED]
BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Bond Income Portfolio,
BlackRock Diversified Portfolio, BlackRock Legacy Large Cap Growth Portfolio, and BlackRock Large Cap Value
Portfolio

Other Accounts Managed


Name of Portfolio Manager                                                               ccounts with respect to which the
and                                                                                    Advisory fee is based on the
Portfolio(s) Managed                          Other Accounts Managed                   aperformance of the account
                               -----------------------------------------------------   -----------------------------
                                  Category of Account       Number o      Total        Number of      Total Assets
                                                             ccounts    Assets in       ccounts i          in
                                                            Aategory in ccounts in      Category      Accounts in
                                                            C          A Category      A         n      Category
                               --------------------------   ---------  -------------   -----------   ---------------
Keith Anderson,                Registered investment              25   $18,400,000,  0          0               N/A
----------------------------    ompanies
BlackRock Diversified
Portfolio and BlackRock
Bond Income Portfolio          c
                               Other pooled investment             5    2,200,000,0             3     2,100,000,000
                               vehicles                                $                             $
                               Other accounts                    252   $92,300,000,  0         19    $6,900,000,000
Scott Amero,                    egistered investment              41    31,400,000,             0               N/A
BlackRock Diversified           ompanies
Portfolio and BlackRock        R
Bond Income Portfolio          c                                       $             0
                               Other pooled investment            31    7,800,000,0             4     1,600,000,000
                               vehicles                                $                             $
                               Other accounts                    281   $94,100,000,  0         24    $7,800,000,000
Andrew Phillips,                egistered investment              35    21,900,000,             0               N/A
BlackRock Diversified           ompanies
Portfolio and BlackRock        R
Bond Income Portfolio          c                                       $             0
                               Other pooled investment            10    3,800,000,0             3     1,400,000,000
                               vehicles                                $                             $
                               Other accounts                    330   $121,000,000  00        20    $7,200,000,000
Matthew Marra,                  egistered investment              38    22,200,000,             0               N/A
BlackRock Diversified           ompanies
Portfolio and BlackRock        R
Bond Income Portfolio          c                                       $             0
                               Other pooled investment             7    1,400,000,0             3     1,300,000,000
                               vehicles                                $                             $
                               Other accounts                    324   $107,700,000  00        24    $8,100,000,000

                                      -64-
[GRAPHIC OMITTED]

Robert Doll,                              egistered investment companies                18,100,000               /A
BlackRock Diversified Portfolio,
BlackRock Large Cap Value Portfolio      R                                     2       $            00   0      N
                                         Other pooled investment                        8,600,000,               /A
                                         vehicles                              4       $            0    0      N
                                         Other accounts                        7       $495,000,00       0      N/A
Eileen Leary,                             egistered investment companies                3,400,000,               /A
BlackRock Aggressive Growth
Portfolio                                R                                     9       $            0    0      N
                                         Other pooled investment                        25,400,000               /A
                                         vehicles                              1       $                 0      N
                                         Other accounts                        7       $366,500,00       0      N/A
Neil Wagner,                              egistered investment companies                3,500,000,               /A
BlackRock Aggressive Growth
Portfolio                                R                                     1       $            0    0      N
                                         Other pooled investment                        25,400,000               /A
                                         vehicles                              1       $                 0      N
                                         Other accounts                        8       $408,300,00       0      N/A
Andrew Leger,                             egistered investment companies                278,300,00               /A
BlackRock Aggressive Growth
Portfolio                                R                                     1       $                 0      N
                                         Other pooled investment                               N/A               /A
                                         vehicles                              0                         0      N
                                         Other accounts                        0               N/A       0      N/A
Wayne Archambo,                           egistered investment companies                4,700,000,               /A
BlackRock Strategic Value Portfolio      R                                     1       $            0    0      N
                                         Other pooled investment                               N/A               /A
                                         vehicles                              0                         0      N
                                         Other accounts                        1       $1,300,000,  0    0      N/A
Kate O'Connor,                            egistered investment companies                3,700,000,               /A
BlackRock Strategic Value                R                                     8       $            0    0      N

                                      -65-
[GRAPHIC OMITTED]

Portfolio                                 Other pooled investment                              N/A               /A
                                          vehicles                              0                        0      N
                                          Other accounts                        1       $1,130,000  00   0      N/A
Jeffrey R. Lindsey                         egistered investment companies                1,300,000               /A
BlackRock Legacy Large Cap Growth
Portfolio                                 R                                     5       $           00   0      N
                                          Other pooled investment                              N/A               /A
                                          vehicles                              0                        0      N
                                          Other accounts                        7       $829,000,0       0      N/A
Edward P. Dowd                             egistered investment companies                1,350,000               /A
BlackRock Legacy Large Cap Growth
Portfolio                                 R                                     5       $           00   0      N
                                          Other pooled investment                              N/A               /A
                                          vehicles                              0                        0      N
                                          Other accounts                        7       $829,000,0       0      N/A

      BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts
(including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio.
BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities.
Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that Messrs. Anderson, Amero, Phillips, and Marra currently manage certain accounts that are subject to performance fees. In addition, Messrs. Anderson, Amero, Phillips and Marra assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

      As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable
                                      -66-
[GRAPHIC OMITTED]
efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation

      BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

      Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

      Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:


               Long-Term Retention and Incentive Plan ("LTIP") --The LTIP is a
               long-term incentive plan that seeks to reward certain key
               employees. The plan provides for the grant of awards that are expressed as an
           o   amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Ms. Leary, Ms. O'Connor and Messrs.
               Archambo, Lindsey, Dowd, Wagner, Anderson, Amero, Phillips, and Marra have received awards under the LTIP.


               Deferred Compensation Program --A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other
           o unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Ms.
               O'Connor and Messrs. Archambo, Wagner, Anderson, Amero, Phillips was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Ms. Leary, Ms. O'Connor, and Messrs. Archambo, Lindsey, Dowd, Wagner, Anderson, Amero,
               Phillips, and Marra is paid in the form of BlackRock, Inc.
               restricted stock units which vest ratably over a number of years.


               Options and Restricted Stock Awards --While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock,
           o Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Archambo, Wagner, Anderson, Amero, Phillips and
               Marra have been granted stock options in prior years, and Messrs.
               Archambo, Lindsey, Anderson, Amero, Phillips, and Marra participate in BlackRock's restricted stock program.


               Incentive Savings Plans -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock
               Retirement Savings Plan (RSP) and the BlackRock Employee Stock
               Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to
           o 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of

                                      -67-
[GRAPHIC OMITTED]
               the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of
               1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. For Messrs. Anderson and Amero, the relevant benchmark is the Lehman Aggregate Bond Index. For Mr. Doll, the relevant benchmark is the Russell 1000 Index for the Large Cap Portfolio and the equity portion of the Diversified Portfolio, and the Russell 1000 Value
Index for the Large Cap Value Portfolio. For Messrs. Leger and Wagner and Ms.
Leary, the relevant benchmark is the Russell Midcap Growth Index. For Mr.
Archambo and Ms. O'Connor, the relevant benchmark is the Russell 2000 Value
Index. For Messrs. Lindsey and Dowd, the relevant benchmark is the Russell 1000
Growth Index.

The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the portfolios and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

As of December 31, 2006, the dollar range of securities beneficially owned by each of the aforementioned portfolio managers in a Portfolio for which he or she serves as portfolio manager is shown below:


                                                                                ollar Range of Equity Securities of
                                                                                               the
Portfolio Manager                                 Portfolio(s) Managed         D       Portfolio(s) Owned*
                                          --------------------------------------------------------------------------
                                          BlackRock Aggressive Growth          $10,001-$50,000
Eileen M. Leary, CFA                      Portfolio
[GRAPHIC OMITTED]
-------------------------------------------------------------------------------------------------------------------
*  Includes securities attributable to the portfolio manager's participation in certain deferred compensation and retirement programs.


Jennison Growth Portfolio

Other Accounts Managed


                                                                                            ccounts with respect to
                                                                                            which the advisory fee
                                                                                                      is
                                                                                                 based on the
                                                                                                performance of
Name of Portfolio Manager                        Other Accounts Managed                    A     the account
                                  ------------------------------------------------------   -------------------------
                                     Category of Account        Number o     Total         Number o     Total Assets in
                                                                 ccounts      ssets in      ccounts      ccounts in
                                                                 ategory      ccounts       ategory      Category
                                                                A        in  A   in        A
                                                                C            ACategory     C        in  A
                                  ---------------------------   ---------    -----------   ---------    ------------
Kathleen A. McCarragher           Registered investment               12     7,743,815,  0        0             N/A
                                  companies
                                  Other pooled investment                     83,938,00
                                  vehicles                             3     3                    0             N/A

-------------------------------------------------------------------------------------------------------------------
                                      -68-
[GRAPHIC OMITTED]

                                     Other accounts                     48      $5,542,050, 0    0           N/A
Spiros Segalas                       Registered investment companies    16      $18,554,552 0 0  0           N/A
                                     Other pooled investment             2       347,199,00                  N/A
                                     vehicles                                   $                0
                                     Other accounts                      9(1    $2,874,390,(1    2(2    $95,618,(2)
Michael A. Del Balso                 Registered investment companies    12      $8,156,213, 0    0           N/A
                                     Other pooled investment             5       1,471,773, 0                N/A
                                     vehicles                                   $                0
                                     Other accounts (3)                 17      $1,317,590, 0    0           N/A
[GRAPHIC OMITTED]
(1)  Excludes performance fee accounts.
(2)  The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.
(3)  Other accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.


Material Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts
(assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held
                                      -69-
[GRAPHIC OMITTED]
short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.


Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results.
Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus.
In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors will be reviewed for the portfolio managers:

          One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to o pre-determined passive indices, such as the Russell 1000(R) Growth Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

      o
          Historical and long-term business potential of the product strategies;

      o
          Qualitative factors such as teamwork and responsiveness; and


      o Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect investment professionals' total compensation.


Franklin Templeton Small Cap Growth Portfolio

Other Accounts Managed


                                                                                         Accounts with respect to which
                                                                                         the advisory fee is based
Name of Portfolio                                                                                  on the
Manager                                     Other Accounts Managed                       performance of the account
                           ----------------------------------------------------------    ---------------------------
                               Category of         Number o     Total Assets in Acco  ts Number of      Total Assets
                            ------------------     Accounts                               ccounts in    in Accounts
                           -     Account           Category in        Category           ACategory      in Category
                           --------------------    ---------    ---------------------    -----------    ------------
                           Registered                     8     $      9,838,700,000              0             N/A
Michael McCarthy           investment
                           companies

                                      -70-
[GRAPHIC OMITTED]

                                         Other pooled investment                       93,700,00                 /A
                                         vehicles                            6        1                 0       N
                                         Other accounts                      1        318,600,00        0       N/A
                                         Registered investment                         ,343,700,                 /A
Zachary Perry                            companies                           5        1           0     0       N
                                         Other pooled investment                       4,200,000                 /A
                                         vehicles                            2        6                 0       N
                                         Other accounts                      1        1,509,000,  0     0       N/A
                                         Registered investment                         ,343,700,                 /A
Brad Carris                              companies                           5        1           0     0       N
                                         Other pooled investment                       4,200,000                 /A
                                         vehicles                            2        6                 0       N
                                         Other accounts                      1        318,600,00        0       N/A


Material Conflicts of Interest

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

                                      -71-
[GRAPHIC OMITTED]
The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


Compensation

Franklin Advisers, Inc. seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package.
Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton budget guidelines. Portfolio managers have no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      Base salary Each portfolio manager is paid a base salary.

      Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin
      Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin
      Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:


          Investment performance. Primary consideration is given to the historic investment performance over the
      o   1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.


          Non-investment performance. The more qualitative contributions of a portfolio manager to the manager's
      o   business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.


      o Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

                                      -72-
[GRAPHIC OMITTED]
            Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


FI Large Cap Portfolio, FI Value Leaders Portfolio, FI Mid Cap Opportunities Portfolio and FI International Stock
------------------------------------------------------------------------------------------------------------------
Portfolio

Other Accounts Managed


                                                                                             Accounts with respect
                                                                                                   to which
                                                                                              the advisory fee is
                                                                                                 based on the
Name of Portfolio Manager and                                                                 performance of the
Portfolio Managed                                 Other Accounts Managed                            account
                                  --------------------------------------------------------  ------------------------
                                          Category of             Number o       Total      Number o       Total
                                   ---------------------------     ccounts     Assets in     ccounts     Assets in
                                            Account                ategory     ccounts in    ategory     ccounts in
                                                                               Category                  Category
                                                                  A        in               A        in     (in
                                  -                               C           A             C           Amillions)
                                  -----------------------------   ---------   ------------  ---------   ------------
Ciaran O'Neill,                   Registered investment                  3    1,746,000,0          0            N/A
FI Value Leaders Portfolio        companies
                                  Other pooled investment                2     84,000,000          0            N/A
                                  vehicles                                    4
                                  Other accounts                         7    1,671,000,0          0            N/A
Peter Saperstone,                  egistered investment                  6     2,046,000,          1     1,276,000,000
FI Mid Cap Opportunities          Rompanies
Portfolio                         c                                           1            0            $
                                  Other pooled investment                0            N/A          0            N/A
                                  vehicles
                                  Other accounts                         1    153,000,000          0            N/A
Penny Dobkin,                      egistered investment                  2     5,819,000,          0            N/A
FI International Stock            Rompanies
Portfolio                         c                                           1            0
                                  Other pooled investment                0           N /A          0            N/A
                                  vehicles
                                  Other accounts                         0            N/A          0            N/A
Bahaa Fam,                        Registered investment                  6     ,414,000,0          2     611,000,000
FI Large Cap                      companies                                   2                         $

                                      -73-
[GRAPHIC OMITTED]

Portfolio                                 Other pooled investment vehicles      5       $2,102,000  00   0      N/A
                                          Other accounts                        7       $1,426,000  00   0      N/A


Material Conflicts of Interest

The portfolio managers' compensation plan (described below) may give rise to potential conflicts of interest. The portfolio managers' base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts
(including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio managers must allocate their time and investment ideas across multiple funds and accounts. The portfolio managers may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolios. Securities selected for funds or accounts other than the Portfolios may outperform the securities selected for the Portfolios. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that FMR's code of ethics will adequately address such conflicts.


Compensation

As of December 31, 2006, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio managers' compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of each portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the Portfolio measured against an appropriate benchmark index and the pre-tax investment performance of the equity assets of the Portfolio within a relevant peer group (Lipper category). The benchmark index and peer group used for each portfolio manager listed above are as follows:

      Ciaran O'Neill: Russell 1000 Value Index and Mercer US Equity Large Cap Value Universe
      Peter Saperstone: S&P Mid Cap 400 Index and Lipper Mid Cap Objective
      Penny Dobkin: MSCI EAFE Index and Lipper International Objective
      Bahaa Fam: Russell 1000 Growth Index

Each portfolio manager's bonus is based on several components calculated separately over his or her tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other equity funds and accounts advised by FMR. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR.
The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR
Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage and employer administrative services.


Loomis Sayles Small Cap Portfolio

Other Accounts Managed

                                      -74-
[GRAPHIC OMITTED]

                                                                                        ccounts with respect to which the
                                                                                       Advisory fee is based on the
Name of Portfolio Manager                      Other Accounts Managed                  aperformance of the account
                                -----------------------------------------------------  -----------------------------
                                       Category of            Number o      Total       Number of      Total Assets
                                 -------------------------     ccounts    Assets in     ccounts in      n Accounts
                                         Account              Aategory in ccounts in     Category           in
                                -                             C          ACategory     A               i Category
                                ---------------------------   ---------  ------------  -------------   -------------
John J. Slavik                  Registered investment                1   $24,397,442              0             N/A
                                companies
                                Other pooled investment              0           N/A              0             N/A
                                vehicles
                                Other accounts                      15   $17,625,346              0             N/A
Mark F. Burns                   Registered investment                1    24,397,442              0             N/A
                                companies                                $
                                Other pooled investment              0           N/A              0             N/A
                                vehicles
                                Other accounts                       8   $17,341,074              0             N/A
Joseph R. Gatz                  Registered investment                3    1,317,799,              0             N/A
                                companies                                $            6
                                Other pooled investment              0           N/A              0             N/A
                                vehicles
                                Other accounts                      22   $678,710,16              1    $ 10,201,534
Daniel G. Thelen                Registered investment                3    1,317,799,              0             N/A
                                companies                                $            6
                                Other pooled investment              0           N/A              0             N/A
                                vehicles
                                Other accounts                      19   $193,154,41              0             N/A

Material Conflicts of Interest

The fact that a portfolio manager manages the Portfolio as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies.

                                      -75-
[GRAPHIC OMITTED]
Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts
(including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.


Compensation

o
    Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components - base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a customized peer group and, secondarily, an external benchmark. The benchmarks used for the investment styles utilized for the Loomis Small Cap Portfolio is the Russell
1000 Value (for the small cap value portion of the Portfolio) and the Russell
1000 Growth (for the small cap growth portion of the Portfolio). The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the 1, 3 and 5 year periods (or since the start of the manager's tenure if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years, or since the start of the managers tenure, if shorter) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity managers' performance because it believes they represent the most competitive universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:


      o   the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

      o
          upon retirement a participant will receive a multi-year payout for his or her vested units;

      o
          participation is contingent upon signing an award agreement, which includes a non-compete covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio
                                      -76-
[GRAPHIC OMITTED]
managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).


Neuberger Berman Mid Cap Value Portfolio

Other Accounts Managed


                                                                                         Accounts with respect to which
                                                                                         the advisory fee is based
                                                                                                   on the
Name of Portfolio Manager                     Other Accounts Managed                     performance of the account
                               ------------------------------------------------------    ---------------------------
                                     Category of            Number o        Total        Number of      Total Assets
                                -----------------------      ccounts      Assets in       ccounts i      n Accounts
                                       Account              Aategory in   ccounts in      Category n    in Category
                               -                            C            ACategory       A              i
                               -------------------------    ---------    ------------    -----------    ------------
S. Basu Mullick                Registered investment              11     $8,820,000,  0           0             N/A
                               companies
                               Other pooled investment             0             N/A              0             N/A
                               vehicles
                               Other accounts                      0             N/A              0             N/A


Material Conflicts of Interest

o
    While the portfolio managers' management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Portfolio and the management of other accounts, which might have similar investment objectives or strategies as the Portfolio or track the same index the Portfolio tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

o
    As a result of the portfolio manager's day-to-day management of the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio, Neuberger Berman has policies and procedures to address such a conflict.

o
    From time to time, a particular investment opportunity may be suitable for both the Portfolio and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when the Portfolio and one or more of the other Neuberger Berman funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be

                                      -77-
[GRAPHIC OMITTED]
    equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Portfolio, in other cases it is believed that the Portfolio's ability to participate in volume transactions may produce better executions for it.

o
    Compensation

o
    A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger
    Berman prior to Neuberger Berman's initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.


Oppenheimer Global Equity Portfolio
------------------------------------

o
    Other Accounts Managed


                                                                                        ccounts with respect to which the
                                                                                       Advisory fee is based on the
Name of Portfolio Manager                      Other Accounts Managed                  aperformance of the account
                                 ----------------------------------------------------  -----------------------------
                                       Category of           Number o       Total       Number of      Total Assets
                                  -----------------------     ccounts     Assets in     ccounts in      n Accounts
                                         Account              ategory     ccounts in     Category      i    in
                                                             A        in  Category                      ategory (in
                                 -                           C           A             A               Cmillions)
                                 -------------------------   ---------   ------------  -------------   -------------
Rajeev Bhaman                    Registered investment             15    27,673,184,  7           1    $ 74,946,272
                                 companies
                                 Other pooled investment            4     86,912,245              0             N/A
                                 vehicles                                6
                                 Other accounts                     0            N/A              0             N/A


Material Conflicts of Interest

As indicated above, the portfolio manager also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio.
Not all funds advised by Oppenheimer have the same management fee. If the management fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer's compliance procedures and Code of Ethics recognize Oppenheimer's fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, one or more of the Portfolio's portfolio managers
                                      -78-
[GRAPHIC OMITTED]
may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.


Compensation

The Portfolio's portfolio manager is employed and compensated by Oppenheimer, not the Portfolio. Under Oppenheimer's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. Oppenheimer's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.
As of December 31, 2006, the portfolio manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer's holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer's deferred compensation plan.

To help Oppenheimer attract and retain talent, the base pay component of the portfolio manager's compensation is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the portfolio managers. The compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.


Capital Guardian U.S. Equity Portfolio

Other Accounts Managed

Under Capital Guardian's multiple portfolio manager system, each portfolio manager manages a segment of each of the registered investment companies, other pooled investment vehicles and other accounts noted above. Assets shown in the table below represent the total net assets of those registered investment companies, pooled investment vehicles and other accounts and are not indicative of the total assets of the segments managed by the individual, which would be a substantially lower amount.


                                                                                                  Accounts with
                                                                                                     respect
                                                                                                   to which the
                                                                                                     advisory
                                                                                                ee is based on the
                                                                                                performance of the
Name of Portfolio Manager                           Other Accounts Managed                     f     account
                                    --------------------------------------------------------   ---------------------
                                           Category of             Number o        Total       Number o      Total
                                     -------------------------      ccounts      Assets in      ccounts in  Assets
                                             Account                ategory      ccounts in     ategory       in
                                                                                 Category                   Accounts
                                                                                    (in                       in

                                                                   billions)
                                                                   Category A in
                                                                   A (in
                                    -                              C            A              C            billions)
                                    ---------------------------    ---------    ------------   ---------    --------
                                    Registered investment                 9     4,820,000,0           0         N/A
Michael Ericksen                    companies
                                    Other pooled investment              21      9,120,000,           0         N/A
                                    vehicles                                    1            0

                                      -79-
[GRAPHIC OMITTED]

                                           Other accounts                         33  112,910,000,  4  23,290,000,000
                                            egistered investment companies         3   3,910,000,0      ,030,000,000
David Fisher                               R                                      2   2             1  1
                                           Other pooled investment vehicles       30  48,070,000,0  0           N/A
                                           Other accounts                         30  106,110,000,  1  6,170,000,000
                                            egistered investment companies         3   ,630,000,00              N/A
Theodore Samuels                           R                                      1   6             0
                                           Other pooled investment vehicles       10  5,500,000,00  0           N/A
                                           Other accounts                         34  37,500,000,0  3  2,720,000,000
                                            egistered investment companies         3   ,410,000,00              N/A
Eugene Stein                               R                                      1   6             0
                                           Other pooled investment vehicles       14  7,840,000,00  0           N/A
                                           Other accounts                         13  43,000,000,0  4  3,360,000,000
                                            egistered investment companies         9   ,820,000,00              N/A
Terry Berkemeier                           R                                          4             0
                                           Other pooled investment vehicles       11  14,080,000,0  0           N/A
                                           Other accounts                         21  66,040,000,0  1  10,300,000,000
                                            egistered investment companies         2   ,980,000,00              N/A
Alan J. Wilson                             R                                      1   7             0
                                           Other pooled investment vehicles        8  2,650,000,00  0           N/A
                                           Other accounts                         99  29,080,000,0  5  3,230,000,000

                                      -80-
[GRAPHIC OMITTED]


Karen Miller                              Registered investment companies       13  $6,630,000,0   0            N/A
                                          Other pooled investment vehicles      14  $3,070,000,0   0            N/A
                                          Other accounts                       187  $59,340,000,  23  $13,120,000,000


Material Conflicts of Interest

CGTC has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.


Compensation

At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks over both the most recent year and a four-year rolling average with the greater weight placed on the four-year rolling average. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. The benchmarks used to measure performance of the portfolio managers for the Capital Guardian U.S. Equities Portfolio include the S&P 500
Index and a customized Growth and Income index based on the Lipper Growth and Income Index.


MFS Total Return Portfolio

Other Accounts Managed


                                                                                       ccounts with respect to which the
                                                                                      Advisory fee is based on the
Name of Portfolio Manager                    Other Accounts Managed                   aperformance of the account
                               ---------------------------------------------------    ------------------------------
                                    Category of          Number of       Total        Number of      Total Assets in
                                ---------------------     ccounts      Assets in       ccounts i
                                      Account            Aategory in   ccounts in      Category       Accounts in
                               -                         C            ACategory       A         n       Category
                               -----------------------   ----------   ------------    -----------    ---------------
                               Registered investment             7    $22,509,724  31          0                N/A
Brooks A. Taylor               companies
                               Other pooled                      0            N/A              0                N/A
                               investment vehicles

                                      -81-
[GRAPHIC OMITTED]

                                         Other accounts                        0               N/A       0      N/A

Kenneth J. Enright                        egistered investment companies                23,454,970               /A

Portfolio                                R                                     1       $            79   0      N
                                         Other pooled investment                               N/A               /A
                                         vehicles                              0                         0      N
                                         Other accounts                        1       $1,716,924,  2    0      N/A
                                          egistered investment companies                36,042,351               /A
Steven R. Gorham                         R                                     2       $            84   0      N
                                         Other pooled investment                        1,301,712,               /A
                                         vehicles                              3       $            0    0      N
                                         Other accounts                        2       $9,629,805,  4    0      N/A
                                          egistered investment companies                24,928,254               /A
Michael W. Roberge                       R                                     1       $            80   0      N
                                         Other pooled investment                        86,007,003               /A
                                         vehicles                              1       $                 0      N
                                         Other accounts                        2       $57,113,547       0      N/A
                                          egistered investment companies                25,067,789               /A
Richard O. Hawkins                       R                                     1       $            31   0      N
                                         Other pooled investment                               N/A               /A
                                         vehicles                              0                         0      N
                                         Other accounts                        1       $40,916,636       0      N/A
                                          egistered investment companies                22,509,724               /A
William P. Douglas                       R                                     7       $            31   0      N
                                         Other pooled investment                               N/A               /A
                                         vehicles                              0                         0      N
                                         Other accounts                        0               N/A       0      N/A

                                      -82-
[GRAPHIC OMITTED]


                                          egistered investment companies                36,042,351               /A
Nevin P. Chitkara                        R                                     2       $            84   0      N
                                         Other pooled investment                        1,301,712,               /A
                                         vehicles                              2       $            0    0      N
                                         Other accounts                        2       $9,629,805,  4    0      N/A


Material Conflicts of Interest

MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.


Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

      o Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.


          Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total o cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

               The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group
           o universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

                                      -83-
[GRAPHIC OMITTED]

               The qualitative portion is based on the results of an annual internal peer review process o (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.


Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government
Portfolio

Other Accounts Managed


                                                                                        ccounts with respect to which the
                                                                                       Advisory fee is based on the
Name of Portfolio Manager                     Other Accounts Managed                   aperformance of the account
                                ----------------------------------------------------   -----------------------------
                                      Category of           Number o      Total        Number of      Total Assets
                                 -----------------------     ccounts in Assets in       ccounts i          in
                                        Account             Aategory   Accounts in      Category      Accounts in
                                -                           C          Category (1)    A         n      Category
                                -------------------------   ---------  -------------   -----------   ---------------
S. Kenneth Leech,               Registered investment            132   $99,807,329,  6          0               N/A
Strategic Bond                   ompanies
Opportunities Portfolio,
U.S. Government Portfolio
and High Yield Bond
Portfolio                       c
                                Other pooled investment          119    125,569,214             0               N/A
                                vehicles                               $             03
                                Other accounts                   953   $274,000,744  31        96    $31,138,791,430
Stephen A. Walsh,                egistered investment            132    99,807,329,             0               N/A
Strategic Bond                   ompanies
Opportunities Portfolio,
U.S. Government and High        R
Yield Bond Portfolio            c                                      $             6
                                Other pooled investment          119    125,569,214             0               N/A
                                vehicles                               $             03
                                Other accounts                   953   $274,000,744  31        96    $31,138,791,430
Edward A. Moody,                Registered investment              3    698,068,195             0               N/A
Strategic Bond                  companies                              $

                                      -84-
[GRAPHIC OMITTED]

                                       Other pooled investment             1       51,626,641     0             N/A
Opportunities                          vehicles                                  $
                                       Other accounts                     10     19,929,991,0    10    $3,093,605,875
Carl L. Eichstaedt,                    Registered investment               5      ,570,278,12     0             N/A
Strategic Bond Opportunities           companies                          1      3
                                       Other pooled investment             1      333,971,709     0             N/A
                                       vehicles                                  $
                                       Other accounts                     99     22,987,499,5     2    $1,070,799,719
Mark Lindbloom,                         egistered investment               7      ,005,441,64     0             N/A
Strategic Bond Opportunities, U.S.     Rompanies
Government                             c                                         2
                                       Other pooled investment             4      353,548,697     0             N/A
                                       vehicles                                  $
                                       Other accounts                     23     4,689,457,29     2     1,020,908,948
Frederick Marki,                       Registered investment               0              N/A     0             N/A
U.S. Government                        companies
                                       Other pooled investment             0              N/A     0             N/A
                                       vehicles
                                       Other accounts                     11     2,857,256,29     5    $1,520,495,096
Michael C. Buchanan                    Registered investment               6      ,940,660,79     0             N/A
High Yield Bond Portfolio              companies                          1      7
                                       Other pooled investment             6      ,341,578,37     0             N/A
                                       vehicles                                  3
                                       Other accounts                     11     $779,577,078     0             N/A

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all Western Asset's portfolios, but they are not solely responsible for particular portfolios. Western Asset's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of Western Asset's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

                                      -85-
[GRAPHIC OMITTED]
Material Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio's trades, investment opportunities and broker selection.
Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio's trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, Western Asset determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio's sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western
Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.


Compensation

With respect to the compensation of the portfolio managers, Western Asset's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional's job function and performance as measured by a formal review
                                      -86-
[GRAPHIC OMITTED]
process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.
These are determined based upon the factors described above and include Legg
Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.


Index Portfolios, Zenith Equity Portfolio, and Asset Allocation Portfolios

Other Accounts Managed - Index Portfolios


Name of Portfolio Manager                                                              ccounts with respect to which the
and                                                                                   Advisory fee is based on the
Portfolio(s) managed                         Other Accounts Managed                   aperformance of the account
                               ---------------------------------------------------    ------------------------------
                                    Category of           Number o     Total          Number of      Total Assets in
                                ---------------------      ccounts      ssets in       ccounts i
                                      Account              ategory      ccounts        Category
                                                          A        in  A   in                         Accounts in
                               -                          C            ACategory      A         n       Category
                               -----------------------    ---------    -----------    -----------    ---------------
Stacey Lituchy,                Registered investment             1     $140,000,0              0                N/A
                                ompanies
MetLife Stock Index
Portfolio, MetLife Mid
Cap Stock Index
Portfolio, Russell 2000
Index Portfolio, Morgan
Stanley EAFE Index
Portfolio, Lehman
Brothers Aggregate Bond
Index Portfolio                c
                               Other pooled                     21      9,063,000              0                N/A
                               investment vehicles                     $           00
                               Other accounts                    1     $441,000,0              0                N/A
Norman Hu                       egistered investment             1      140,000,0              0                N/A
MetLife Stock Index             ompanies
Portfolio, MetLife Mid
Cap Stock Index
Portfolio, Russell 2000
Index Portfolio, Morgan
Stanley EAFE Index             R
Portfolio                      c                                       $
                               Other pooled                     11      5,121,000              0                N/A
                               investment vehicles                     $           00
                               Other accounts                    0            N/A              0                N/A
Mirsad Usejnoski                egistered investment                    $140,000,                     /A
MetLife Stock Index            Rompanies
Portfolio,                     c                          1                        0  0              N

                                      -87-
[GRAPHIC OMITTED]

MetLife Mid Cap Stock Index                ther pooled investment                        5,121,000               /A
Portfolio, Russell 2000 Index              ehicles
Portfolio, Morgan Stanley EAFE            O
Index Portfolio                           v                                     1       $           00   0      N
                                          Other accounts                        0       N/A              0      N/A
Tresa Lau,                                 egistered investment companies                /A                      /A
Lehman Brothers Aggregate Bond
Index Portfolio                           R                                     0       N                0      N
                                          Other pooled investment                        3,942,000               /A
                                          vehicles                              1       $           00   0      N
                                          Other accounts                        1       $441,000,0       0      N/A
Tomas Cambara,                             egistered investment companies                /A                      /A
Lehman Brothers Aggregate Bond
Index Portfolio                           R                                     0       N                0      N
                                          Other pooled investment                        3,942,000               /A
                                          vehicles                              1       $           00   0      N
                                          Other accounts                        1       $441,000,0       0      N/A


Material Conflicts of Interest - Index Portfolios

MLIAC is not aware of any material conflicts of interest that may arise in connection with the portfolio managers' management of the Index Portfolios and the investments of the other accounts included in the table above. All accounts are index funds and are managed as such.


Other Accounts Managed - Zenith Equity Portfolio


Name of Portfolio Manager                                                              ccounts with respect to which the
and                                                                                   Advisory fee is based on the
Portfolio managed                            Other Accounts Managed                   aperformance of the account
                               ---------------------------------------------------    ------------------------------
                                    Category of          Number of       Total        Number of      Total Assets in
                                ---------------------     ccounts      Assets in       ccounts i
                                      Account            Aategory in   ccounts in      Category       Accounts in
                               -                         C            ACategory       A         n       Category
                               -----------------------   ----------   ------------    -----------    ---------------
John F. Guthrie, Jr.,          Registered investment             5    $13,743,600  00          0                N/A
                                ompanies
Zenith Equity Portfolio        c
                               Other pooled                      0            N/A              0                N/A
                               investment vehicles

                                      -88-
[GRAPHIC OMITTED]

                                             Other accounts                          0        N/        0       N/A


Material Conflicts of Interest- Zenith Equity Portfolio

MetLife Advisers is not aware of any material conflicts of interest that may arise in connection with the management of the Zenith Equity Portfolio and the management of the other accounts included in the table above.


Other Accounts Managed - Asset Allocation Portfolios


                                                                                                Accounts with
                                                                                           ------------------------
                                                                                            respect to which the
Name of Portfolio Manager                                                                   advisory fee is based
and                                                                                          on the performance
Portfolios managed                             Other Accounts Managed                     -    of the account
                                ------------------------------------------------------    --------------------------
                                      Category of            Number o        Total        Number o      Total Assets in
                                                              ccounts      Assets in       ccounts       ccounts in
                                                             Aategory in   ccounts in     Aategory       Category
                                        Account              C            ACategory       C        in   A
                                -------------------------    ---------    ------------    ---------     ------------
Elizabeth M. Forget,            Registered investment               5     $13,743,600  00        0              N/A
                                companies
Asset Allocation
   Portfolios
                                Other pooled investment             0             N/A            0              N/A
                                vehicles
                                Other accounts                      0             N/A            0              N/A

Alan Leland,                    Registered investment               5      13,743,600            0              N/A
                                companies
Asset Allocation
   Portfolios                                                            $            00
                                Other pooled investment             0             N/A            0              N/A
                                vehicles
                                Other accounts                      0             N/A            0              N/A

Darrel A. Olson,                Registered investment               5      13,743,600            0              N/A
                                companies
Asset Allocation
   Portfolios                                                            $            00
                                Other pooled investment             0             N/A            0              N/A
                                vehicles
                                Other accounts                      0             N/A            0              N/A
John F. Guthrie, Jr.,           Registered investment               5      13,743,600            0              N/A
Asset Allocation                companies                                 $            00

                                      -89-
[GRAPHIC OMITTED]


                                         Other pooled investment vehicles                      N/A               /A             0
Portfolios                                                                                             0      N

                                         Other accounts                                        N/A               /A            0
Other accounts                                                                                          0      N

Thomas C. McDevitt,                      Registered investment companies                13,743,600               /A            5
Asset Allocation Portfolios                                                           $            00   0      N
                                     Other pooled investment vehicles                      N/A       0      N/A                 0
                                         Other accounts                                        N/A       0      N/A            0


Material Conflicts of Interest - Asset Allocation Portfolios

MetLife Advisers is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.


Compensation - Index Portfolios, Zenith Equity Portfolio and Asset Allocation Portfolios

The portfolio managers for the Index Portfolios, Zenith Equity Portfolio, and
Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.



                             DISTRIBUTION AGREEMENTS

      MetLife Securities, Inc. (the "Distributor"), located at 200 Park Ave.,
NY, NY 10106, is the Fund's distributor. (Prior to April 30, 2007, the Fund's distributor was MetLife (the "Prior Distributor").) Both the Distributor and the
Prior Distributor are affiliates of the Fund. Under Distribution Agreements with the Fund, the Distributor serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio's shares is continuous.
Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a
                                      -90-
[GRAPHIC OMITTED]
Portfolio's shares for acting as distributor of the Fund's Class A shares. The
Distribution Agreements do not obligate the Distributor to sell a specific number of shares.

      In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

      The following is a description of the Distribution and Services Plan for the Zenith Portfolios and the Asset Allocation Portfolios:

      Pursuant to a Class B, Class D, Class E and Class F Distribution and
Services Plan (the "Distribution and Services Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund may pay the Distributor a fee
(the "Service Fee") at an annual rate not to exceed 0.25% of each such Portfolio's average daily net assets attributable to the Class B, Class D, Class
E and Class F shares. The Distributor may pay all or any portion of the Service
Fee in respect of Class B, Class D, Class E or Class F shares of any such
Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such class and/or the maintenance of shareholder and contract owner accounts, and may retain all or any portion of the Service Fee in respect of such class as compensation for providing personal services to investors in such class and/or the maintenance of shareholder accounts.

      The Distribution and Services Plan also authorizes each such Portfolio to pay to the Distributor a distribution fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to the Class B, Class D, Class
E and Class F shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Distributor may pay all or any portion of the Distribution Fee in respect of Class B, Class D, Class E and Class F shares of any such Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such class, and may retain all or any portion of the Distribution Fee in respect of such class as compensation for the Distributor's services as principal underwriter of the shares of such class.

      Under the Distribution Agreement for such Portfolios, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class
B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares and 0.20% of average daily net assets in the case of Class F shares.

The following is a description of the Distribution Plan for Portfolios other than the Zenith Portfolios and the Asset Allocation Portfolios:

      Pursuant to the Class B, Class D, Class E and Class F Distribution Plan
(the "Distribution Plan") adopted under Rule 12b-1 under the 1940 Act for such
Portfolios, the Fund compensates the Distributor from assets attributable to each of the Class B, Class D, Class E and Class F shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.

      The Distribution Plan provides that the Fund, on behalf of each such Portfolio that issues Class B, Class D, Class E and/or Class F shares, may pay up to 0.50% of the average daily net assets of each such Portfolio attributable to its Class B, Class D, Class E and Class F shares for activities in connection with the distribution of those classes of shares. Under the Distribution
Agreement for such Portfolios, however, such payments are currently limited to 0.25% for the Class B Shares, 0.10% for the Class D Shares, 0.15% for the Class
E Shares and 0.20% for the Class F Shares.

      Each of the Distribution Plan and the Distribution and Services Plan (the
"Plans") is what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plans. The fees payable with respect to a particular class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other class of any Portfolio. Subject to the foregoing sentence, some or all of the fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B, Class D, Class E and Class F shares, including but not limited to the following:

                                      -91-
[GRAPHIC OMITTED]
      a) printing and mailing of prospectuses, statements of additional information and reports for prospective ( purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") or Qualified
          Plans investing indirectly in a class of shares of the Fund;

     (b) the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

     (c) holding seminars and sales meetings designed to promote the distribution of the Class B, Class D, Class E or Class F shares;

      d) obtaining information and providing explanations to Variable Contract owners regarding Fund investment ( objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

     (e)  training sales personnel regarding the Fund;

     (f)  compensating sales personnel in connection with the allocation of cash values and premiums of the
          Variable Contracts to the Fund;

     (g) personal services and/or maintenance of Variable Contract owner accounts with respect to Class B, Class D, Class E or Class F shares attributable to such accounts;

     (h)  compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a class of shares; and

     (i) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

      The Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") and who have no direct or indirect financial interest in the operation of the Plans or in any agreements relating to the Plans ("Qualified Directors"), has determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Fund and its Class B, Class D, Class E and Class F shareholders and has approved the Plans' adoption. The Fund anticipates that the Plans will enhance the sales of Class B, Class D, Class E shares and Class F shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B, Class D, Class E and Class F shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

      The Plans and any related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the Qualified Directors, or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plans or any such related agreement. Also, the Plans and any such related agreement may be terminated, with respect to any class, at any time by vote of a majority of the outstanding shares of that class of that Portfolio or by vote of a majority of the Qualified Directors. Each Plan also provides that it may not be amended, with respect to any class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such class of shares.

      The table below shows the amount paid by each Portfolio to the Prior
Distributor pursuant to the Plans for the year ended December 31, 2006:


                                                                                                        Total Fees Paid
                                                                                                        -----------
Portfolio                                                                                               to MetLife
                                                                                                        ------------
                                                                                                        $   257,013
BlackRock Aggressive Growth

BlackRock Bond Income                                                                                   $ 1,019,114

BlackRock Diversified                                                                                   $   240,723

BlackRock Large Cap Value                                                                               $   265,620

BlackRock Legacy Large Cap Growth                                                                       $   165,717

                                      -92-
[GRAPHIC OMITTED]

                                                                                                        Total Fees Paid
                                                                                                        -----------
Portfolio                                                                                               to MetLife
                                                                                                        ------------
                                                                                                        $   891,082
BlackRock Money Market

BlackRock Strategic Value                                                                               $   730,907

Capital Guardian U.S. Equity                                                                            $   248,311

Davis Venture Value                                                                                     $ 2,577,947

FI International Stock                                                                                  $   297,795

FI Large Cap                                                                                            $     2,603

FI Mid Cap Opportunities                                                                                $   203,431

FI Value Leaders                                                                                        $   440,054

Franklin Templeton Small Cap Growth                                                                     $   206,856

Harris Oakmark Focused Value                                                                            $ 1,995,723

Harris Oakmark Large Cap Value                                                                          $   515,877

Jennison Growth                                                                                         $   782,948

Lehman Brothers Aggregate Bond Index                                                                    $ 1,289,143

Loomis Sayles Small Cap                                                                                 $   200,100

MetLife Aggressive Allocation                                                                           $    86,533

MetLife Conservative Allocation                                                                         $    78,611

MetLife Conservative/Moderate Allocation                                                                $   311,834

MetLife Mid Cap Stock Index                                                                             $   440,320

MetLife Moderate Allocation                                                                             $   787,250

MetLife Moderate/Aggressive Allocation                                                                  $   696,093

MetLife Stock Index                                                                                     $ 2,590,788

MFS Total Return                                                                                        $ 2,395,554

Morgan Stanley EAFE Index                                                                               $   567,973

Neuberger Berman Mid Cap Value                                                                          $   793,278

Oppenheimer Global Equity                                                                               $   394,439

Russell 2000 Index                                                                                      $   408,002

T. Rowe Price Large Cap Growth                                                                          $   644,611

T. Rowe Price Small Cap Growth                                                                          $   132,742

Western Asset Management Strategic Bond Opportunities                                                   $   627,256

Western Asset Management U.S. Government                                                                $   536,480

Zenith Equity* N/A [GRAPHIC OMITTED] * There were no Class B, Class D, Class E or Class F shares of this Portfolio outstanding during the year ended
   December 31, 2006.

      The amounts received by the Prior Distributor have been used (and the amounts to be received by the Distributor are expected to be used) to defray various costs incurred or paid by the Prior Distributor (or Distributor) in connection with personal services to and/or the maintenance of shareholder and contract owner accounts, commissions, the printing and mailing of Fund prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class D, Class E and Class F shares.



                                 OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company ("State Street
Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

                                      -93-
[GRAPHIC OMITTED]
Independent Registered Public Accounting Firm. The Board of Directors annually approves an independent registered public accounting firm. Deloitte & Touche LLP
("D&T"), 200 Berkeley Street, Boston, MA 02116, the Fund's independent registered public accounting firm, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The Fund's financial statements for the year ended December 31, 2006, and D&T's report thereon, are incorporated by reference into this SAI. Such financial statements have been audited by D&T.

Portfolio Consultant. For each Asset Allocation Portfolio, MetLife Advisers has hired Standard & Poor's Investment Advisory Services, LLC ("SPIAS") to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio's investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers.
Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

      The Asset Allocation Portfolios invest primarily in the Underlying
Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios. However, the Asset Allocation
Portfolios bear such costs indirectly through their investment in the Underlying
Portfolios. Similarly, Zenith Equity bears such costs indirectly through its investment in the Zenith Underlying Portfolios. Accordingly, the following description is relevant for the Asset Allocation Portfolios, Zenith Equity and the Underlying Portfolios.

Fixed-Income Portfolio Transactions. It is expected that certain portfolio transactions of BlackRock Bond Income, BlackRock Diversified, BlackRock Money
Market, Lehman Brothers Aggregate Bond Index, MFS Total Return, Western Asset
Management Strategic Bond Opportunities and Western Asset Management U.S.
Government in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.

Equity Portfolio (Common Stock) Transactions. In placing orders for the purchase and sale of portfolio securities, each subadviser of BlackRock Aggressive
Growth, BlackRock Strategic Value, BlackRock Diversified, BlackRock Legacy Large
Cap Growth, BlackRock Large Cap Value, Capital Guardian U.S. Equity, Davis
Venture Value, Franklin Templeton Small Cap Growth, FI International Stock, FI
Large Cap, FI Mid Cap Opportunities, FI Value Leaders, Harris Oakmark Focused
Value, Harris Oakmark Large Cap Value, Jennison Growth, Loomis Sayles Small Cap,
MetLife Mid Cap Stock Index, MetLife Stock Index, MFS Total Return, Morgan
Stanley EAFE Index, Neuberger Berman Mid Cap Value, Oppenheimer Global Equity,
Russell 2000 Index, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap
Growth selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Such
Portfolios' subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

      A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's overall responsibilities to the Fund and its other clients. A
                                      -94-
[GRAPHIC OMITTED]
subadviser's authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

      The following services may be considered by subadvisers when selecting brokers:
o
     Recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy;

o
     Seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy;

o
     Access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation;

o
     Products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories; and

o
     Statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements.

      Research services provided by brokers through which a subadviser effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

      The following table shows the brokerage commissions paid by the Fund
(unless otherwise indicated) for each of the Portfolios listed below for the years ended December 31, 2004, 2005 and 2006:


Portfolio                                                                               2004      2005       2006
                                                                                      --------- ---------  ---------
                                                                                      $2,920,8  $1,995,3   1,880,096
BlackRock Aggressive Growth
                                                                                                             93,080
BlackRock Bond Income                                                                 $305,426  $ 48,651   $
                                                                                                            950,269
BlackRock Diversified                                                                 $3,352,5  $1,584,4   $
                                                                                                            151,463
BlackRock Large Cap Value                                                             $143,984  $174,939   $
                                                                                                            ,143,600
BlackRock Legacy Large Cap Growth                                                     $2,357,1  $1,068,4   1

BlackRock Money Market                                                                     N/A       N/A        N/A
                                                                                                            ,212,769
BlackRock Strategic Value                                                             $1,641,0  $5,930,7   4
                                                                                                            282,800
Capital Guardian U.S. Equity                                                          $287,977  $298,566   $
                                                                                                            725,900
Davis Venture Value                                                                   $812,095  $688,681   $
                                                                                                            ,346,353
FI International Stock                                                                $1,096,6  $1,046,5   1
                                                                                                            ,058,077
FI Large Cap (a)                                                                      $382,463  $1,224,0   1
                                                                                                            ,660,281
FI Mid Cap Opportunities                                                              $5,192,6  $3,656,7   2
                                                                                                            ,730,905
FI Value Leaders                                                                      $2,334,8  $1,308,4   1
                                                                                                            258,281
Franklin Templeton Small Cap Growth                                                   $132,226  $166,727   $
                                                                                                            ,106,643
Harris Oakmark Focused Value                                                          $1,060,8  $1,023,7   2
                                                                                                            156,302
Harris Oakmark Large Cap Value                                                        $332,184  $216,337   $
                                                                                                            ,567,463
Jennison Growth                                                                       $1,362,7  $1,127,5   1

Lehman Brothers Aggregate Bond Index                                                       N/A       N/A        N/A
                                                                                                            849,303
Loomis Sayles Small Cap                                                               $1,836,2  $1,411,8   $
                                                                                                             28,570
MetLife Mid Cap Stock Index                                                           $ 50,875       N/A   $
                                                                                                             70,948
MetLife Stock Index                                                                   $ 45,026  $ 33,519   $
                                                                                                            ,068,245
MFS Total Return                                                                      $452,908  $355,723   1
                                                                                                            116,664
Morgan Stanley EAFE Index                                                             $320,315  $179,008   $

-------------------------------------------------------------------------------------------------------------------
                                      -95-
[GRAPHIC OMITTED]


Neuberger Berman Mid Cap Value                                                          $699,20  $826,81  $1,242,026

Oppenheimer Global Equity                                                               $453,80  $219,68  $ 826,937

Russell 2000 Index                                                                      $89,483  $63,667  $  78,324

T. Rowe Price Large Cap Growth                                                          $262,54  $309,26  $ 537,112

T. Rowe Price Small Cap Growth                                                          $262,31  $289,97  $ 339,363

Western Asset Management Strategic Bond Opportunities                                   $20,293  $14,408  $  93,986

Western Asset Management U.S. Government                                                $16,898  $25,351  $  54,215

Zenith Equity                                                                               N/A      N/A        N/A
[GRAPHIC OMITTED]
(a)  Amounts shown for 2004 and 2005, as well as $192,892 of the amount shown for 2006, are for the FI Large Cap
     Predecessor Fund.

      Differences between the amount of brokerage commissions paid by a Portfolio during the most recent fiscal year and the amount paid during the two previous years may be due to fluctuations in subscriptions and redemptions, volatility of the relevant market or the repositioning of securities holdings following a change in the Portfolio's subadviser or a Portfolio merger.

      For the fiscal year ending December 31, 2006, the following Portfolios paid commissions to brokers because of research services provided: BlackRock
Aggressive Growth paid $686,677 based on related transactions of $536,800,144;
BlackRock Diversified paid $214,871 based on related transactions of $357,999,925; BlackRock Large Cap Value paid $14,295 based on related transactions of $24,517,907; BlackRock Legacy Large Cap Growth paid $390,039 based on related transactions of $ 327,947,538; BlackRock Strategic Value paid
$436,837 based on related transactions of $181,755,855; Davis Venture Value paid
$24,604 based on related transactions of $33,382,689; FI International Stock paid $1,381,347 based on related transactions of $1,115,866,687; FI Large Cap and the FI Large Cap Predecessor Fund paid, collectively, $614,037 based on related transactions of $1,156,836,253; FI Mid Cap Opportunities paid $2,500,682 based on related transactions of $2,548,973,705; FI Value Leaders paid
$1,527,610 based on related transactions of $2,548,216,320; Franklin Templeton
Small Cap Growth paid $188,049 based on related transactions of $94,065,679;
Harris Oakmark Focused Value paid $229,485 based on related transactions of $197,013,474 ; Harris Oakmark Large Cap Value paid $17,769 based on related transactions of $15,368,474; Jennison Growth paid $325,846 based on related transactions of $299,932,780; Loomis Sayles Small Cap paid $595,260 based on related transactions of $385,870,797; MFS Total Return paid $157,126 based on related transactions of $136,867,695; T. Rowe Price Large Cap Growth paid
$139,728 based on related transactions of $172,963,701; and T. Rowe Price Small
Cap Growth paid $155,202 based on related transactions of $96,214,189.

      The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio's expenses.

      The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio's subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.


Affiliated Brokerage

      A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio's agent on purchases and sales of securities for the portfolio of the Portfolio. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed
"usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.

                                      -96-
[GRAPHIC OMITTED]
      For the fiscal year ended December 31, 2006, BlackRock Aggressive Growth paid $15,604 in brokerage commissions to Merrill Lynch, an affiliated broker.
For the fiscal year ended December 31, 2006, 0.9% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.5% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2005 or 2004.

      For the fiscal year ended December 31, 2006, BlackRock Large Cap Value paid $3,925 in brokerage commissions to Merrill Lynch, an affiliated broker. For the fiscal year ended December 31, 2006, 2.6% of the Portfolio's aggregate brokerage commissions were paid to this broker and 20.3% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2005 or 2004.

      For the fiscal years ended December 31, 2004 and 2006, BlackRock Legacy
Large Cap Growth paid $668,675 and $18,650, respectively, in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker of the former subadviser to the Portfolio, Fred Alger Management, Inc. and Merrill Lynch, an affiliated broker. For the fiscal year ended December 31, 2006, 1.6% of the Portfolio's aggregate brokerage commissions were paid to this broker and 2.2% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2005.

      For the fiscal year ended December 31, 2006, BlackRock Strategic Value paid $80,827 in brokerage commissions to Merrill Lynch, an affiliated broker.
For the fiscal year ended December 31, 2006, 1.9% of the Portfolio's aggregate brokerage commissions were paid to this broker and 2.1% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2005 or 2004.

      For the fiscal years ended December 31, 2004 and 2005, FI International
Stock paid $909 and $549, respectively, in brokerage commissions to Fidelity
Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2006, the Portfolio paid $84 in brokerage commissions to National Financial
Services LLC, an affiliated broker. For the fiscal year ended December 31, 2006, 0.006% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.029% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

      For the fiscal year ended December 31, 2006, FI Large Cap and the FI Large
Cap Predecessor Fund (for purposes of this paragraph only, collectively, the "Portfolio") paid $4,853 in brokerage commissions to National Financial Services
LLC, an affiliated broker. For the fiscal year ended December 31, 2006, 0.574% of the Portfolio's aggregate brokerage commissions were paid to this broker and 1.571% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

      For the fiscal years ended December 31, 2004 and 2005, FI Mid Cap
Opportunities paid $60,190 and $35,048, respectively, in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended
December 31, 2006, the Portfolio paid $21,876 in brokerage commissions to National Financial Services LLC, an affiliated broker. For the fiscal year ended
December 31, 2006, 0.835% of the Portfolio's aggregate brokerage commissions were paid to this broker and 2.271% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

      For the fiscal years ended December 31, 2004 and 2005, FI Value Leaders paid $71,290 and $39,329, respectively, in brokerage commissions to Fidelity
Capital Markets, an affiliated broker. For the fiscal year ended

                                      -97-
[GRAPHIC OMITTED]
December 31, 2006, the Portfolio paid $10,368 in brokerage commissions to National Financial Services LLC, an affiliated broker. For the fiscal year ended
December 31, 2006, 0.662% of the Portfolio's aggregate brokerage commissions were paid to this broker and 2.195% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

      For the fiscal years ended December 31, 2004, 2005, and 2006, Jennison
Growth paid a total of $6,445, $4,456 and $2,150 respectively, in brokerage commissions to Wachovia Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2006, 0.14% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.10% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

      For the fiscal years ended December 31, 2004 and 2005, Harris Oakmark
Focused Value paid $83,865 and $4,824 respectively, in brokerage commissions to Harris Associates Securities L.P., an affiliated broker of Harris Associates
L.P. There were no affiliated brokerage transactions in 2006.

      For the fiscal years ended December 31, 2004 and 2005, Harris Oakmark
Large Cap Value paid a total of $76,818 and $3,396, respectively, in brokerage commissions to Harris Associates Securities, L.P., an affiliated broker. There were no affiliated brokerage transactions in 2006.

      For the fiscal years ended December 31, 2004, 2005, and 2006, Neuberger
Berman Mid Cap Value paid a total of $117,448, $120,209 and $116,808 respectively, in brokerage commissions to Lehman Brothers Inc., an affiliated broker. For the fiscal year ended December 31, 2006, 9.40% of the Portfolio's aggregate brokerage commissions were paid to this broker and 23.43% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.


Regular Broker-Dealers

      For each Portfolio that bought securities of its regular brokers or dealers (or of their parents) during the fiscal year ended December 31, 2006, the table below sets out the name of the broker or dealer and the aggregate value of the securities of the regular broker or dealer (or parent) held by the Portfolio as of December 31, 2006 (unless otherwise indicated).


                                                                                                    ggregate Value of
                                                                                                    ---------------
                                                                                                   Aecurities of Regular
                                                                                                   -roker-Dealer or
                                                                                                   SParent Held by
                                                                                                   Bortfolio as of
                                                                                                     December 31,
Portfolio                                                    Regular Broker or Dealer              P     2006
                                                   ----------------------------------------------  -----------------
                                                   Citigroup                                       $     34,534,000
BlackRock Diversified
                                                   JPMorgan Chase & Co.                            $     25,516,890
                                                   Goldman Sachs                                   $     17,941,500
                                                   Bear Stearns                                    $     13,022,400
                                                   Lehman Brothers                                 $     10,054,044
                                                   Morgan Stanley                                  $      8,143,000
                                    itigroup
BlackRock Large Cap Value                          C                                               $     13,145,200
                                                   JPMorgan Chase & Co.                            $      8,983,800
                                                   Morgan Stanley                                  $      5,292,950
                                                   Lehman Brothers                                 $      4,062,240
                                                   Bank of America                                 $      3,844,080
                                                   Goldman Sachs                                   $      3,388,950
                                  oldman Sachs
BlackRock Legacy Large Cap Growth                  G                                               $      8,213,220
                                                   Bank of America                                 $      7,100,870
                                  oldman Sachs
Capital Guardian U.S. Equity                       G                                               $      2,348,343
                                    itigroup
Davis Venture Value                                C                                               $    100,910,186
                                                   Morgan Stanley                                  $     29,250,470
                                                    redit Suisse Group
FI International Stock                             C                                               $     11,888,400
                                                   UBS                                             $     11,166,299
                                                   Deutsche Bank                                   $      2,558,932
                                                   ABN AMRO                                        $        650,615
                                                    homas Weisal Partners LLC
FI Mid Cap Opportunities                           T                                               $      3,618,650
                                                    errill Lynch & Co.
FI Large Cap                                       M                                               $     16,311,120
                                                   Goldman Sachs                                   $     12,738,465
                                                   Bank of America                                 $              0

                                      -98-
[GRAPHIC OMITTED]

                                                                                                    ggregate Value of
                                                                                                    ---------------
                                                                                                   Aecurities of Regular
                                                                                                   -roker-Dealer or
                                                                                                   SParent Held by
                                                                                                   Bortfolio as of
                                                                                                     December 31,
Portfolio                                                    Regular Broker or Dealer              P     2006
                                                   ----------------------------------------------  -----------------
FI Value Leaders                                   Bank of America                                 $     41,195,938
                                                   JP Morgan Chase & Co.                           $     32,091,872
                                                   Citigroup                                       $     23,403,246
                                                   Morgan Stanley                                  $     21,088,940
                                                   Merrill Lynch                                   $     14,165,258
                                                   Lehman Brothers                                 $        468,720
                                                   UBS                                             $        410,244
                                                   Goldman Sachs                                   $              0
Harris Oakmark Focused Value                       Morgan Stanley                                  $     78,742,810
Harris Oakmark Large Cap Value                     Citigroup                                       $     16,359,090
Jennison Growth                                    UBS                                             $     32,819,520
                                                   Merrill Lynch                                   $     24,019,800
                                                   Goldman Sachs                                   $     23,583,105
MetLife Stock Index                                Wachovia                                        $     45,805,455
                                                   Morgan Stanley                                  $     36,374,211
                                                   Merrill Lynch                                   $     34,728,162
                                                   Lehman Brothers                                 $     17,473,491
MFS Total Return                                   Goldman Sachs                                   $     10,691,140
                                                   Lehman Brothers                                 $      8,511,174
                                                   Merrill Lynch                                   $      7,643,882
                                                   Morgan Stanley                                  $      5,650,428
Morgan Stanley EAFE Index Portfolio                UBS AG                                          $      5,758,156
                                                   Credit Suisse Group                             $      3,838,616
                                                   Deutsche Bank AG                                $      3,313,061
Neuberger Berman Mid Cap Value                     Bear Stearns Inc.                               $     19,696,380
Oppenheimer Global Equity                          Credit Suisse Group                             $     12,759,885
                                                   Morgan Stanley                                  $     10,233,308
                                                   HBSC                                            $      9,268,732
                                                   JPMorgan Chase & Co.                            $      4,643,562
T. Rowe Price Large Cap Growth                     UBS                                             $      9,166,585
                                                   Citigroup                                       $      6,543,443
                                                   Merrill Lynch                                   $      5,759,166
                                                   Morgan Stanley                                  $      5,306,700
                                                   Goldman Sachs                                   $      3,009,312
                                                   JPMorgan Chase & Co.                            $      2,010,621
                                                   Credit Suisse Group                             $          4,559
T. Rowe Price Small Cap Growth Portfolio           Raymond James Financial                         $        634,053
Western Asset Management Strategic Bond             errill Lynch                                        174,440,520
Opportunities                                      M                                               $
                                                   Goldman Sachs                                   $     16,895,277
                                                   Countrywide Financial                           $     16,811,647
                                                   Washington Mutual                               $     14,672,111
                                                   Morgan Stanley                                  $     12,756,757
                                                   Citigroup                                       $     10,989,238
                                                   Banc of America Securities                      $      9,931,915
                                                   JP Morgan Securities                            $      9,122,506
                                                   Wachovia Securities                             $      3,397,334

                                      -99-
[GRAPHIC OMITTED]

                                                                                                    ggregate Value of
                                                                                                    ---------------
                                                                                                   Aecurities of Regular
                                                                                                   -roker-Dealer or
                                                                                                   SParent Held by
                                                                                                   Bortfolio as of
                                                                                                     December 31,
Portfolio                                                    Regular Broker or Dealer              P     2006
                                                   ----------------------------------------------  -----------------
                                                   Lehman Brothers                                 $      3,031,914
                                                   HSBC Finance                                    $      2,790,017
                                                   Credit Suisse Group                             $        526,077
                                                   Bear Stearns                                    $        101,457
Western Asset Management U.S. Government            eutsche Bank Securities                             282,623,594
Portfolio                                          D                                               $
                                                   Morgan Stanley & Co.                            $     29,009,327
                                                   Countrywide Securities                          $     27,992,901
                                                   JP Morgan Securities                            $     15,674,684
                                                   Washington Mutual                               $      7,314,572
                                                   Goldman Sachs                                   $      5,663,593
                                                   UBS Warburg                                     $      5,354,295
                                                   Bear Stearns                                    $      3,000,827
                                                   Credit Suisse Group                             $      2,602,869

Portfolio Turnover

      The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for five years) are included in the Prospectus under "Financial
Highlights." A Portfolio's turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio's subadviser.



                                 CODE OF ETHICS

      The Fund, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit.
Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.



                             DESCRIPTION OF THE FUND

      The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the "Articles") filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of BlackRock Bond Income, BlackRock Legacy Large Cap
Growth, BlackRock Money Market, Capital Guardian U.S. Equity, Davis Venture
Value, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis
Sayles Small Cap, MFS Total Return, Western Asset Management Strategic Bond
Opportunities, Western Asset Management U.S. Government and Zenith Equity was formerly a series of the New England Zenith Fund.

      On May 1, 2006, FI Large Cap succeeded to the operations of the Large Cap
Portfolio, a former series of the TST, which in turn is a Massachusetts business trust.

      Each Portfolio is classified under the 1940 Act as "diversified" except
Harris Oakmark Focused Value and each Asset Allocation Portfolio, which are non-diversified.

                                      -100-
[GRAPHIC OMITTED]
      Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion
(divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

      Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

      MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

      As of March 31, 2007, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NELICO, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company).
Therefore, as of March 31, 2007, MetLife, NELICO, MetLife Investors and General
American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.


Voting Rights

      Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled.
Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or advisory or distribution agreements.

      Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.


Shareholder Meetings

      Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications.
Except as mentioned above, directors will continue in office and may appoint directors for vacancies.



                                      TAXES

      Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies.
This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies ("RICs") under subchapter M of the Internal
Revenue Code of 1986, as amended (the
                                      -101-
[GRAPHIC OMITTED]
"Code") and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

      The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios' shares will be currently taxed on the Portfolios' distributions, and on the proceeds of any redemption of the Portfolios' shares, under the Code rules.

      For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

      Each of the Portfolios intends to qualify each year as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, each Portfolio must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount that does not exceed 10% of the outstanding voting securities of such issuer or 5% of the value of the Portfolio's total assets;
and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

      As a RIC, a Portfolio generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Portfolio's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each
Portfolio intends to distribute substantially all of such income.

      If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of Section
817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

      A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio's shareholders.

      A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Portfolio in October, November or December of that year with a record date in such a month and paid by the Portfolio during January of the

                                      -102-
[GRAPHIC OMITTED]
following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

      The Internal Revenue Service has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. A contract holder's control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. Most, although not necessarily all, of the Portfolios have investment objectives and strategies that are not materially narrower than the investment strategies described in more recent IRS ruling in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. Current published IRS guidance does not directly speak to the strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control" over a separate account's investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

      In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

      Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.
Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

                                      -103-
[GRAPHIC OMITTED]
      Investment by a Portfolio in "passive foreign investment companies"
("PFICs") could subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A
Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.



                                 TRANSFER AGENT

      The transfer agent and the dividend paying agent for the Fund, MetLife, is located at One Madison Avenue, New York, New York 10010. MetLife receives no compensation for these services.



                              FINANCIAL STATEMENTS

      The financial statements of each Portfolio and the related reports of the independent registered public accounting firm for such Portfolios appearing in the Portfolios' Annual Reports as filed with the SEC on February 27, 2007 (SEC
Accession No. 0001193125-07-041210) are incorporated herein by reference.



                                 INDEX SPONSORS

      The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

      With respect to Standard & Poor's, neither the MetLife Stock Index
Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P
400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap
Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500
INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL
HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES
NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE,
OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P
500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO
EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE
S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT
LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY
SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS),
EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                      -104-
[GRAPHIC OMITTED]
      In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE(R)
Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley.
Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE(R) index to track general stock market performance. Morgan
Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE(R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE(R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

      ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR
USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY
CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE
ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN.
NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR
IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND
COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE
USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS
LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER
PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY
EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN.
WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY
OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE,
CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF
THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE(R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

      With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank
Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank
Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank
Russell Company. RussellTM is a trademark of the Frank Russell Company. Frank
Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank
Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO
REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS,
RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK
RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE
RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR
COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER
EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND,
INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR
FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY
SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

                                      -105-
[GRAPHIC OMITTED]
                   APPENDIX A-1 -- DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc.

                                       Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge".
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



                                       Aa

Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.



                                        A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See Note 1.



                                       Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.



                                       Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



                                        B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



                                       Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



                                       Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



                                        C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                      -106-
[GRAPHIC OMITTED]
Should no rating be assigned by Moody's, the reason may be one of the following:
     (1)  An application for rating was not received or accepted.
     (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy. (3) There is a lack of essential data pertaining to the issue or issuer. (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

Note 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.


Standard & Poor's Ratings Group

                                       AAA

This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.



                                       AA

Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.



                                        A

Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.



                                       BBB

Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.



                                 BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



                                        C

The rating C is reserved for income bonds on which no interest is being paid.



                                        D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                      -107-
[GRAPHIC OMITTED] Fitch, Inc.

   Long-Term Credit Ratings

      Investment Grade



                                       AAA

Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.



                                       AA

Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



                                        A

High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



                                       BBB

Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


      Speculative Grade

                                       BB

Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time;
however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.



                                        B

Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



                                   CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.



                                   DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated
"D" have a poor prospect for repaying all obligations.

                                      -108-
[GRAPHIC OMITTED]
      Short-Term Credit Ratings

      A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.



                                       F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.



                                       F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.



                                       F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.



                                        B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions



                                        C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.



                                        D

Default. Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1."

"NR" indicates that Fitch does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action.
Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                      -109-
[GRAPHIC OMITTED]
             APPENDIX A-2 -- DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Corporation

                                       A-1

Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated
"A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."



                                       A-2

Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated
A-1.


Moody's Investors Service, Inc.

                                       P-1

The rating P-1 is the highest commercial paper rating assigned by Moody's.



                                       P-2

Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Among the factors considered by Moody's in assigning ratings are the following:
     (1)  evaluation of the management of the issuer;

     (2)  economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

     (3)  evaluation of the issuer's products in relation to competition and customer acceptance;

     (4)  liquidity;

     (5)  amount and quality of long-term debt;

     (6)  trend of earnings over a period of ten years;

     (7)  financial strength of a parent company and the relationships which exist with the issuer; and

     (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                      -110-
[GRAPHIC OMITTED]
                                   APPENDIX B

             INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES

BlackRock Advisors, LLC
Capital Guardian Trust Company
Davis Selected Advisers, L.P.
Fidelity Management & Research Company
Franklin Advisers, Inc.
Harris Associates L.P.
Jennison Associates LLC
Loomis, Sayles & Company, L.P.
Massachusetts Financial Services Company
MetLife Investment Advisors Company, LLC
Neuberger Berman Management Inc.
OppenheimerFunds, Inc.
T. Rowe Price Associates, Inc. Western Asset Management Company
[GRAPHIC OMITTED]
                             BlackRock Advisors, LLC
[GRAPHIC OMITTED]
                                  Proxy Voting

                           For BlackRock Advisors, LLC
              And Its Affiliated SEC Registered Investment Advisers

                               September 30, 2006

BlackRock Advisors, LLC ("BAL"). BAL's Proxy Voting Policy reflects its duty as a fiduciary under the Advisers Act to vote proxies in the best interests of its clients. BlackRock has adopted its own proxy voting policies (the "Proxy Voting
Policy") to be used in voting the Fund's proxies, which are summarized below.

BAL recognizes that implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are supported only when BAL concludes that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BAL assesses management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that BAL's continued confidence remains warranted. If BAL determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder, unless BAL determines other mitigating circumstances are present.

BAL's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, BAL will consider the facts it believes are relevant. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BAL's ability to vote such proxies in the best interests of the Funds.
Accordingly, BAL may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BAL may manage assets of a pension plan of a company whose management is soliciting proxies, or a BAL director may have a close relative who serves as a director or executive of a company that is soliciting proxies. BAL's policy in all cases is to vote proxies based on its clients' best interests.

BAL has engaged Institutional Shareholder Services ("ISS") to assist it in the voting of proxies. ISS analyzes all proxy solicitations BAL receives for its clients and votes or advises BAL how, based upon BAL's guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting
Policy.

Routine Matters. BAL will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.
[GRAPHIC OMITTED]
Social Issues. BAL will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

Financial/Corporate Issues. BAL will generally vote in favor of management proposals that seek to change a corporation's legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder Rights. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BAL will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.
[GRAPHIC OMITTED]
                         Capital Guardian Trust Company

[GRAPHIC OMITTED]
                         CAPITAL GUARDIAN TRUST COMPANY
                       PROXY VOTING POLICY AND PROCEDURES

Policy

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and registered investment companies. CGTC's Personal
Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.


Fiduciary Responsibility and Long-term Shareholder Value

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.


Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

                                   Page 1 of 3
[GRAPHIC OMITTED]
Procedures

Proxy Review Process

Associates in CGTC's proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its institutional affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.


Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.


     Corporate governance. CGTC supports strong corporate governance practices.
     It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and
  o supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.


     Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It o generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.


     Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. , When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the
  o extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

                                   Page 2 of 3
[GRAPHIC OMITTED]

  o Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.


Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special
Review Committee ("SRC"). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC's clients.
Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its institutional affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.


CGTC's Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.


Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures


Effective Date

This policy is effective as of March 24, 2006.
                                   Page 3 of 3
[GRAPHIC OMITTED]
                          Davis Selected Advisers, L.P.
[GRAPHIC OMITTED]
                           Summary of Davis Advisors'
                      Proxy Voting Policies and Procedures
                                    June 2006

Davis Selected Advisers, L.P. ("Davis Advisors") votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis
Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts known to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors' Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to:

            Davis Selected Advisers, L.P.
            Attn: Chief Compliance Officer
            2949 East Elvira Road, Suite 101
            Tucson, Arizona, 85706


Guiding Principles

Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. Davis Advisors' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value.
Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial
                                        1
[GRAPHIC OMITTED]
assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management's ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.


Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client.
Davis Advisors' Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

     (1) Votes consistent with the "General Proxy Voting Policies," are presumed to be consistent with the best interests of clients;

     (2)  Davis Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;

     (3)  Davis Advisors may obtain guidance from an independent third party;

     (4)  The potential conflict may be immaterial; or

     (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

                                        2
[GRAPHIC OMITTED]
                     Fidelity Management & Research Company
[GRAPHIC OMITTED]
                      Fidelity Fund Proxy Voting Guidelines

                                   March 2007

I. General Principles
      . Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner
     A consistent with the guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

      . The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to
     B that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely on the best interests of Fidelity and its customers.
          Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

     C.   Except as set forth herein, FMR will generally vote in favor of routine management proposals.

     D.   Non-routine proposals will generally be voted in accordance with the guidelines.

      . Non-routine proposals not covered by the guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General
          Counsel's office and a member of
     E    senior management within FMR's Investment and Advisor Compliance
          Department. A significant pattern of such proposals or other special circumstances will be referred to the Fund Board Proxy Voting
          Committee or its designee.

      . FMR will vote on shareholder proposals not specifically addressed by the guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio
     F company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

      . Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the
     G United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of these guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

      . In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR
     H will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.
[GRAPHIC OMITTED]
      . Where a management-sponsored proposal is inconsistent with the guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the guidelines, and FMR will generally
     I support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)
      . Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred A stock; golden and tin parachutes;
     supermajority provisions; Poison Pills; and any other provision that eliminates or limits shareholder rights.

      . Golden parachute - accelerated options and/or employment contracts for officers and directors that will B result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

     C. Tin Parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

     D. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

     E.   Sunset Provision - a condition in a charter or plan that specifies an expiration date.

     F. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

      . Poison Pill- a strategy employed by a potential take-over / target company to make its stock less G attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

     H.   Large Capitalization Company - a company included in the Russell 1000 stock index.

     I.   Small Capitalization Company - a company not included in the Russell 1000 stock index that is not a
          Micro-Capitalization Company.

     J.   Micro-Capitalization Company - a company with market capitalization under US $300 million.

III. Directors
     A.   Incumbent Directors

            FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.
[GRAPHIC OMITTED]
            FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

           . An Anti-Takeover Provision was introduced, an Anti-Takeover
          Provision was extended, or a new 1 Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

                    With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

               a.   The Poison Pill includes a Sunset Provision of less than 5 years;

               b.   The Poison Pill includes a Permitted Bid Feature;

               c.   The Poison Pill is linked to a business strategy that will result in greater value for the shareholders, and

               d.   Shareholder approval is required to reinstate the Poison Pill upon expiration.

                    FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

           . The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an 2 aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

          3.   Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options.

           . The company failed to act in the best interests of shareholders when approving executive compensation, taking into accounts such factors as: (i) whether the company used an independent
          4 compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether the company has admitted to or settled a regulatory proceeding relating to options backdating.

          5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to these guidelines and the company has failed to act on that commitment.

           . The director attended fewer than 75% of the aggregate number of meetings of the board or its 6 committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

     B.   Indemnification

            FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.
[GRAPHIC OMITTED]
     C.   Independent Chairperson

            FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

     D.   Majority Director Elections

            FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation
     A.   Equity Award Plans (including stock options, restricted stock awards, and other stock awards).

            FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

           . (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large Capitalization Company, 15% for a Small
          1    Capitalization Company or 20% for a Micro-Capitalization Company;
               and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

           . In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair
          2 market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

           . The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued
          3 under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

          4.   Awards to non-employee directors are subject to management discretion.

          5. In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.
[GRAPHIC OMITTED]
            FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

          1.   The shares are granted by a compensation committee composed entirely of independent directors; and

          2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     B.   Equity Exchanges and Repricing

            FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

          1.   Whether the proposal excludes senior management and directors;

          2.   Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

          3.   Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

          4.   The company's relative performance compared to other companies within the relevant industry or industries;

          5.   Economic and other conditions affecting the relevant industry or industries in which the company competes; and

          6.   Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

     C.   Employee Stock Purchase Plans

            FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

     D.   Employee Stock Ownership Plans (ESOPs)

            FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.
[GRAPHIC OMITTED]
     E.   Executive Compensation

            FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

     F.   Bonus Plans and Tax Deductibility Proposals

            FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue
            Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

      FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

     A.   The Poison Pill includes the following features:

          1.   A sunset provision of no greater than 5 years;

          2.   Linked to a business strategy that is expected to result in greater value for the shareholders;

          3.   Requires shareholder approval to be reinstated upon expiration or if amended;

          4.   Contains a Permitted Bid Feature; and

          5.   Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

     B.   An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

     C.   It is a fair price amendment that considers a two-year price history or less.

      FMR will generally vote in favor of proposals to eliminate Anti-Takeover
      Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure / Incorporation
     A.   Increases in Common Stock

            FMR will generally vote against a provision to increase a Company's common stock if such increase will result in a total number of authorized shares greater than 3 times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where
[GRAPHIC OMITTED]
            an increase that will result in a total number of authorized shares up to 5 times the current number of outstanding and scheduled to be issued shares is generally acceptable.

     B.   New Classes of Shares

            FMR will generally vote against the introduction of new classes of stock with differential voting rights.

     C.   Cumulative Voting Rights

            FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

     D.   Acquisition or Business Combination Statutes

            FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

     E.   Incorporation or Reincorporation in Another State or Country

            FMR will generally vote against shareholder proposals calling for, or recommending that, a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders.
            However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Auditors
      . FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon
     A particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

      . FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor
     B due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor for audit or non-audit services for the company.
[GRAPHIC OMITTED]
VIII.Shares of Investment Companies

     A. When a Fidelity Fund invests in an underlying Fidelity fund, FMR will vote in the same proportion as all other shareholders of such underlying fund or class ("echo voting").

      . Certain Fidelity Funds may invest in shares of Fidelity Central Funds.
     Central Fund shares, which are B held exclusively by Fidelity funds or accounts managed by an FMR affiliate, will be voted in favor of proposals recommended by the Central Funds' Board of Trustees.

IX. Other
     A.   Voting Process

            FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

     B.   Regulated Industries

            Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator
            (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.
[GRAPHIC OMITTED]
                             Franklin Advisers, Inc.
[GRAPHIC OMITTED]
                             FRANKLIN ADVISERS, INC.

                       PROXY VOTING POLICIES & PROCEDURES


RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information on the issues to be voted. The
Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment
Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries
(collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment
Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.


HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment
Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass
Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass
Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.


Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory
Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

          1.   The issuer is a client of Investment Manager or its affiliates;

          2.   The issuer is a vendor whose products or services are material or significant to the business of
               Investment Manager or its affiliates;
[GRAPHIC OMITTED]
           . The issuer is an entity participating, or which may participate, in the distribution of investment 3 products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);

          4.   An employee of Investment Manager or its affiliates, or an immediate family member of such employee, also serves as a director or officer of the issuer;

           . A director or trustee of Franklin Resources, Inc. or of a Franklin
          Templeton investment product, or 5 an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

          6.   The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.

In situations where a material conflict of interest is identified, the Proxy
Group will refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund
Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant
Advisory Clients with a recommendation regarding the vote for approval.

Where the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a
U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee will independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations; report the results of such votes to Investment
Manager's clients as may be requested; and recommend changes to the Proxy Voting
Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including
Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.


Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment [GRAPHIC OMITTED] Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment
Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment
Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.


THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal
Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In the case of a material conflict of interest, the final voting decision will be made by the Proxy Review
Committee, as described above. The Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Proxy Review Committee prior to submitting the vote.


GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory
Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.


INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment
Manager's officers. The Board of Directors of Franklin Templeton's
U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.
[GRAPHIC OMITTED]
The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment
Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The
Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors.
On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment
Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment
Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights.
However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders.
Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they [GRAPHIC OMITTED] warrant support. Investment
Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail."
Investment Manager usually supports "fair price" provisions and confidential voting.

Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment
Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.
Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition.
Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients.
Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment
Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.


PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian
Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy
Group may not be given enough time to process the vote. For example, the Proxy
Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.
In addition, if Investment Manager has outstanding sell orders, the proxies for those meetings may not be voted [GRAPHIC OMITTED] in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

      . The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those 1 Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

      . All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy
          Group in a database to maintain control over such materials. The Proxy
     2 Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

      . The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group
     3 will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

      . In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company,
     4 any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass
          Lewis, or other independent third party providers of proxy services.

      . The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass
          Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position
     5 is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

      . After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group 6 may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.
[GRAPHIC OMITTED]
      .   The Proxy Group will attempt to submit Investment Manager's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign
     7    securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

      . The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy
     8 in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

      . If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to
     9 retrieve the securities. If so requested by Investment Manager, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Investment
          Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

      0. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose
     1 that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

      1. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will 1 ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

     12. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

      3. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy 1 voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

      4. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the
     1 findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

     15.  At least annually, the Proxy Group will verify that:

           o
               All annual proxies for the securities held by Advisory Clients have been received; [GRAPHIC OMITTED]
           o Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting
               Guidelines;


           o   Each proxy or sample of proxies received has been voted in accordance with the instructions of the
               Advisor;


               Adequate disclosure has been made to clients and fund shareholders about the procedures and how o proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records.
Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East
Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy
Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary.
In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 3, 2007
[GRAPHIC OMITTED]
                             Harris Associates L.P.
[GRAPHIC OMITTED]
                             Harris Associates L.P.

                PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES
[GRAPHIC OMITTED]

I.   PROXY VOTING POLICY

      Harris Associates L.P. ("Harris", "the Firm" or "we") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

      The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

      In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

      Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

                           Approved by the Proxy Voting Committee on February 21st, 2006

                                        1
[GRAPHIC OMITTED]
                             Harris Associates L.P.

II.  VOTING GUIDELINES

      The following guidelines are grouped according to the types of proposals generally presented to shareholders.


      Board of Directors Issues

      Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

          1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

          2.   Harris will normally vote in favor of proposals to require a majority of directors to be independent.

           . Harris will normally vote in favor of proposals that audit, compensation and nominating committees 3 consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

          4.   Harris will normally vote in favor of proposals regarding director indemnification arrangements.

          5.   Harris will normally vote against proposals advocating classified or staggered boards of directors.

          6.   Harris will normally vote in favor of cumulative voting for directors.


      Auditors

      Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

          1.   Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

          2.   Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all
                                                                                                          ---
               non-audit services, subject to the above.

           . Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for 3 general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.


      Equity Based Compensation Plans

      Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute

                           Approved by the Proxy Voting Committee on February 21st, 2006

                                        2
[GRAPHIC OMITTED]
                             Harris Associates L.P.

      our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

          1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

          2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

          3.   Harris will normally vote in favor of proposals to require expensing of options.

          4.   Harris will normally vote against proposals to permit repricing of underwater options.

          5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

          6.   Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

          7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.


            Corporate Structure and Shareholder Rights

            Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

          1.   Harris will normally vote in favor of proposals to increase authorized shares.

          2.   Harris will normally vote in favor of proposals to authorize the repurchase of shares.

          3.   Harris will normally vote against proposals creating or expanding supermajority voting rights.

          4.   Harris will normally vote against the issuance of poison pill preferred shares.

          5.   Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

          6.   Harris will normally vote against proposals to authorize different classes of stock with different voting rights.


            Routine Corporate Matters

            Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

                           Approved by the Proxy Voting Committee on February 21st, 2006

                                        3
[GRAPHIC OMITTED]
                             Harris Associates L.P.

            Social Responsibility Issues

            Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

III. VOTING SHARES OF FOREIGN ISSUERS

      Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers.
      Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

      In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV.  CONFLICTS OF INTEREST

      The Proxy Committee, in consultation with the Legal and Compliance
      Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

      Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services
      ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates
      Investment Trust for a determination of how shares held in The Oakmark
      Family of Funds will be voted, and (2) the Proxy Voting Conflicts
      Committee consisting of Harris' General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

                           Approved by the Proxy Voting Committee on February 21st, 2006

                                        4
[GRAPHIC OMITTED]
                             Harris Associates L.P.

V.   VOTING PROCEDURES

      The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

      Proxy Voting Committee. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals: one domestic portfolio manager, one domestic research analyst, and one international research analyst.
      Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed in writing by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

      Proxy Administrator. The Proxy Administrator is an employee of Harris reporting to the Chief Compliance Officer and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

      Proxy Voting Service Provider. Harris has engaged an independent proxy voting service provider to assist in voting proxies. This proxy voting service provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

      Voting Decisions. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for alerting the Firm's research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the guidelines, he or she will vote the proposal accordingly and indicate their initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he or she will submit the proposal and his or her recommended vote to the Proxy Committee, which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That Proxy Committee decision is reflected in the electronic ballot by a majority of the Proxy Committee.

      In the case where securities that are not on the Firm's Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator will vote all shares in accordance with the Firm's guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of Institutional Shareholder
      Services, the Firm's proxy service provider.

      In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

      Voting Ballots. For shares held in The Oakmark Funds and other client accounts, the MIS Department sends a holdings file to the proxy voting service detailing the holdings in the Funds and

                           Approved by the Proxy Voting Committee on February 21st, 2006

                                        5
[GRAPHIC OMITTED]
                             Harris Associates L.P.

      other client accounts. The proxy voting service is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy
      Administrator. The Proxy Administrator works with the proxy voting service and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

      Recordkeeping and Reporting. Much of Harris' recordkeeping and reporting is maintained electronically on the proxy voting service provider's systems. In the event that records are not held electronically within the proxy voting service provider's system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

                           Approved by the Proxy Voting Committee on February 21st, 2006

                                        6
[GRAPHIC OMITTED]
                             Jennison Associates LLC
[GRAPHIC OMITTED]
               Jennison Associates LLC Proxy Voting Policy Summary

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy
Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.
[GRAPHIC OMITTED]
                         Loomis, Sayles & Company, L.P.
[GRAPHIC OMITTED]
                            SUMMARY OF LOOMIS SAYLES
                      PROXY VOTING POLICIES AND PROCEDURES

Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting
Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis
Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis
Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.
[GRAPHIC OMITTED]
                    Massachusetts Financial Services Company
[GRAPHIC OMITTED]
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

   September 17, 2003, as revised on September 20, 2004, March 15, 2005 and March 1, 2006

      Massachusetts Financial Services Company, MFS Institutional Advisors, Inc.
and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

     A.   VOTING GUIDELINES
          -----------------

          1.   General Policy; Potential Conflicts of Interest

                  MFS' policy is that proxy voting decisions are made in what
            MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

                  MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what
            MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

                  As a general matter, MFS maintains a consistent voting
            position on similar proxy proposals with respect to various issuers.
            In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts.
            However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular

                                      - 1 -
[GRAPHIC OMITTED]
            shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

                  From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

                  These policies and procedures are intended to address any
            potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see
            Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

     B.   ADMINISTRATIVE PROCEDURES
          -------------------------

          1.   MFS Proxy Review Group

                  The administration of these MFS Proxy Voting Policies and
            Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment
            Support Departments. The MFS Proxy Voting Committee:

               a.   Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

                .   Determines whether any potential material conflicts of
                    interest exist with respect to instances in which (i) MFS
                    seeks to override these MFS Proxy Voting Policies and
                    Procedures
               b    and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and
                    Procedures; and

               c.   Considers special proxy issues as they may arise from time to time.

          2.   Potential Conflicts of Interest

                  The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS
            Proxy Voting Committee.

                                      - 2 -
[GRAPHIC OMITTED]
                  In cases where proxies are voted in accordance with these MFS
            Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS
            Proxy Voting Committee, or delegees, will follow these procedures:

                . Compare the name of the issuer of such proxy against a list of significant current and a potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and
                    (iii) MFS institutional clients (the "MFS Significant Client List");

                . If the name of the issuer does not appear on the MFS
               Significant Client List, then no material b conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

                .   If the name of the issuer appears on the MFS Significant
                    Client List, then at least one member of the MFS Proxy
                    Voting Committee will carefully evaluate the proposed vote in order to ensure
               c that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

                . For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination
               d that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts
                    Officer.

                  The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

          3.   Gathering Proxies

                  Most proxies received by MFS and its clients originate at Automatic Data Processing Corp.
            ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This

                                      - 3 -
[GRAPHIC OMITTED]
            material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

                  MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy
            Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

          4.   Analyzing Proxies

                  Proxies are voted in accordance with these MFS Proxy Voting
            Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters.
            Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy
            Voting Policies and Procedures.

                  As a general matter, portfolio managers and investment
            analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes
            (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1)
            However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

[GRAPHIC OMITTED]

(1)From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

                                      - 4 -
[GRAPHIC OMITTED]
                  As noted above, MFS reserves the right to override the
            guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

          5.   Voting Proxies

                  In accordance with its contract with MFS, the Proxy
            Administrator also generates a variety of reports for the MFS Proxy
            Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

     C.   MONITORING SYSTEM

                  It is the responsibility of the Proxy Administrator and MFS'
            Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

                  When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS
            Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

     D.   RECORDS RETENTION

                  MFS will retain copies of these MFS Proxy Voting Policies and
            Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy
            Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy
            Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

                                      - 5 -
[GRAPHIC OMITTED]
     E.   REPORTS

                  At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

                  Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                                      - 6 -
[GRAPHIC OMITTED]
                    MetLife Investment Advisors Company, LLC
[GRAPHIC OMITTED]
                    METLIFE INVESTMENT ADVISORS COMPANY, LLC

                            SUMMARY DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

      MetLife Investment Advisors Company, LLC ("MLIAC") has adopted policies and procedures (the "Policies") that govern how MLIAC votes the securities owned by its United States advisory clients for which MLIAC exercises voting authority and discretion (the "Proxies"). The Policies have been designed to ensure that Proxies are voted in the best interests of our United States clients in accordance with our fiduciary duties, Rule 206(4)-6 under the Investment
Advisers Act of 1940 and other applicable law. The Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party.

      The guiding principle by which MLIAC votes on all matters submitted to security holders is the maximization of economic value of clients' holdings.
MLIAC does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle. The Policies are designed to ensure that material conflicts of interest on the part of MLIAC or its affiliates do not affect voting decisions on behalf of clients.

      MLIAC and its affiliates have carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MLIAC on behalf of its clients must be made in the best interest of the clients and with the intent to maximize the economic value of clients' securities holdings, MLIAC has adopted detailed proxy voting guidelines (the
"Guidelines") that set forth how MLIAC plans to vote on specific matters presented for shareholder vote. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines.

      Because the Guidelines have been pre-established by MLIAC and its affiliates, application of the Guidelines to vote Proxies should adequately address most possible material conflicts of interest. MLIAC, however, reserves the right to override the Guidelines (an "Override") with respect to a particular shareholder vote when such an Override is consistent with the guiding principle of seeking the maximization of economic value to clients, taking into consideration all relevant facts and circumstances at the time of the vote. In connection with any Override, the MetLife Proxy Policy Committee, which is comprised of senior MetLife investment personnel, and legal and compliance personnel and which includes at least one officer of MLIAC, must first make a determination whether there is any material conflict of interest between MLIAC or any of its affiliates, on the one hand, and the relevant advisory clients, on the other. Overrides are subject to specific procedures designed to ensure that voting decisions are not influenced by material conflicts of interest. Certain other aspects of the administration of the Policies are also governed by the Proxy Policy Committee.
[GRAPHIC OMITTED]
      MLIAC has retained Institutional Shareholder Services ("ISS") to handle the administrative aspects of voting proxies for the accounts of MLIAC's advisory clients. ISS monitors the accounts and their holdings to be sure that all Proxies are received and votes are cast in accordance with the Guidelines provided by MLIAC. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines. In order to address that issue, MLIAC has subscribed to a service offered by ISS called
"Smart Voter Plus." Under the Smart Voter Plus service, any proxy that is not governed by the Guidelines will be voted in accordance with ISS's guidelines which have been reviewed and approved by Counsel (for the purposes hereof, Counsel, means a member of the Securities Investments Section of the Law
Department of MetLife, Inc.). In addition, the Equity Trading and Index
Management Department ("ETIM") on a regular basis monitors matters presented for shareholder vote and tracks the voting of the Proxies.

      Clients may obtain a copy of the Policies and information regarding how
MLIAC voted securities held in their accounts, by contacting the ETIM at (973)
355-4000.

      The Policies are subject to change at any time without notice.
[GRAPHIC OMITTED]
                        Neuberger Berman Management Inc.
[GRAPHIC OMITTED]
Neuberger Berman Management, Inc.

Proxy summary

The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures
("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger
Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy
Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger
Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger
Berman retains final authority and fiduciary responsibility for proxy voting.
Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
[GRAPHIC OMITTED]
                             OppenheimerFunds, Inc.
[GRAPHIC OMITTED]
                             OPPENHEIMERFUNDS, INC.
                                OPPENHEIMERFUNDS
                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                            (as of December 5, 2005)

      These Portfolio Proxy Voting Policies and Procedures, which include the attached "OppenheimerFunds Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. ("OFI") in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI ("Fund(s)").

A.   Funds for which OFI has Proxy Voting Responsibility

      OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI
(the "OFI Fund Board(s)") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

      Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards ("Sub-Advised
Funds"). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

      Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the "Tremont Funds") and invest their assets primarily in underlying private investment partnerships and similar investment vehicles
("portfolio funds"). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

      The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont
Funds' interests (or shares) in those underlying portfolio funds are not considered to be "voting securities" and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and
Procedures and will vote in accordance with these Policies and Procedures.

B.   Proxy Voting Committee

      OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

      The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards' next regularly scheduled meetings.

      The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The
Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.
[GRAPHIC OMITTED]
      The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal
Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund
Boards.

C. Administration and Voting of Portfolio Proxies
     1.   Fiduciary Duty and Objective

      As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

      In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.

     2.   Proxy Voting Agent

      On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

      In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

     3.   Material Conflicts of Interest

      OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships:


      o OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

                                        2
[GRAPHIC OMITTED]

      o an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

      o
          a company that is a significant selling agent of OFI's products and services solicits proxies;


      o OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

      o
          OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management's recommendation may cause OFI a loss of revenue or other benefit.

      OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence
OFI's voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:


          If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI o will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);


          If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines o or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;


          If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain o an independent fiduciary to advise
      OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

     4.   Certain Foreign Securities

      Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking."
Share-blocking would prevent OFI from selling
                                        3
[GRAPHIC OMITTED]
the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the
Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

     5.   Securities Lending Programs

      The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

      If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.

     6.   Shares of Registered Investment Companies (Fund of Funds)

      Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the "Fund of Funds"). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI
Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called "mirror" or "echo" voting).

D.   Fund Board Reports and Recordkeeping

      OFI will prepare periodic reports for submission to the Board describing:
          any issues arising under these Policies and Procedures since the last report to the Board and the o resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and


      o any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

      In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

                                        4
[GRAPHIC OMITTED]
      OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers
Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to:

      o
          these Policies and Procedures, as amended from time to time;


      o   Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;


      o   Records of written client requests for proxy voting information and any written responses of OFI to such requests; and


      o Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.   Amendments to these Procedures

      In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.

F.   Proxy Voting Guidelines

      The Guidelines adopted by the Boards of the Funds are attached as Appendix
A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

                                        5
[GRAPHIC OMITTED]
                                                                                                        APPENDIX A

              Oppenheimer Funds Portfolio Proxy Voting Guidelines

1. OPERATIONAL ITEMS
     1.1  Amend Quorum Requirements.
          --------------------------


      o Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

     1.2  Amend Minor Bylaws.
          -------------------

      o
          Vote FOR bylaw or charter changes that are of a housekeeping nature
(updates or corrections).
     1.3  Change Company Name.
          --------------------

      o
          Vote WITH Management

     1.4  Change Date, Time, or Location of Annual Meeting.
          -------------------------------------------------


      o Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.


      o Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     1.5  Transact Other Business.
          ------------------------

      o
          Vote AGAINST proposals to approve other business when it appears as voting item.


      AUDITORS

     1.6  Ratifying Auditors
          ------------------

      o
          Vote FOR Proposals to ratify auditors, unless any of the following apply:

           o An auditor has a financial interest in or association with the company, and is therefore not independent.

           o
               Fees for non-audit services are excessive.

           o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


      o Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

      o
          Vote AGAINST shareholder proposals asking for audit firm rotation.
      o
          Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
                                        6
[GRAPHIC OMITTED]

      o Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0  THE BOARD OF DIRECTORS

     2.1  Voting on Director Nominees
          ---------------------------

      o
          Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
           o
               Composition of the board and key board committees

           o
               Attendance at board meetings

           o
               Corporate governance provisions and takeover activity

           o
               Long-term company performance relative to a market index

           o
               Directors' investment in the company

           o
               Whether the chairman is also serving as CEO

           o
               Whether a retired CEO sits on the board


      o   WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD.
          These instances include directors who:

           o
               Attend less than 75% of the board and committee meetings without a valid excuse.
           o
               Implement or renew a dead-hand or modified dead-hand poison pill

           o
               Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

           o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

           o
               Failed to act on takeover offers where the majority of the shareholders tendered their shares.

           o Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

           o
               Are audit committee members; and the non-audit fees paid to the auditor are excessive.
           o
               Enacted egregious corporate governance policies or failed to replace management as appropriate.

           o Are inside directors or affiliated outside directors; and the full board is less than majority independent.


           o   Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board

           o
               Sit on more than six public company boards.
      o
          Additionally, the following should result in votes being WITHHELD
(except from new nominees):

               If the director(s) receive more than 50% withhold votes out of those cast and the issue that was o the underlying cause of the high level of withhold votes in the prior election has not been addressed.

                                        7
[GRAPHIC OMITTED]

               If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and
           o there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

     2.2  Board Size
          ----------


      o Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

      o
          Vote FOR proposals seeking to fix the board size or designate a range for the board size.

      o Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

     2.3  Classification/Declassification of the Board
          --------------------------------------------

      o
          Vote AGAINST proposals to classify the board.

          Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% o of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

     2.4  Cumulative Voting
          -----------------

      o
          Vote FOR proposal to eliminate cumulative voting.
     2.5  Require Majority Vote for Approval of Directors
          -----------------------------------------------

      o
          Vote AGAINST proposal to require majority vote approval for election of directors

     2.6  Director and Officer Indemnification and Liability Protection
          -------------------------------------------------------------


      o Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.


      o Vote FOR proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.


          Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such o as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

                                        8
[GRAPHIC OMITTED]

      o Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:


           o The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

           o
               Only if the director's legal expenses would be covered.
     2.7  Establish/Amend Nominee Qualifications
          --------------------------------------

      o
          Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

      o Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

      o
          Vote AGAINST shareholder proposals requiring two candidates per board seat.
     2.8  Filling Vacancies/Removal of Directors.
          ---------------------------------------

      o
          Vote AGAINST proposals that provide that directors may be removed only for cause.
      o
          Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

      o Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

      o
          Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
     2.9  Independent Chairman (Separate Chairman/CEO)
          --------------------------------------------


          Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an o independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:


           o   Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

           o
               Two-thirds independent board

           o
               All-independent key committees

           o
               Established governance guidelines


               The company should not have underperformed its peers and index on a one-year and three-year basis, o unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

     2.10 Majority of Independent Directors/Establishment of Committees
          -------------------------------------------------------------


          Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE o on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

                                        9
[GRAPHIC OMITTED]

      o Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

     2.11 Open Access
          -----------


          Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership o threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC's proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

     2.12 Stock Ownership Requirements
          ----------------------------


          Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must o own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.


          Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention o period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

     2.13 Age or Term Limits
          ------------------


      o Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages.
          OFI views as management decision.

3.0  PROXY CONTESTS

     3.1  Voting for Director Nominees in Contested Elections
          ---------------------------------------------------


      o Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

           o
               Long-term financial performance of the target company relative to its industry

           o
               Management's track record

           o
               Background to the proxy contest

           o
               Qualifications of director nominees (both slates)


           o   Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

           o
               Stock ownership position

     3.2  Reimbursing Proxy Solicitation Expenses
          ---------------------------------------


          Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, o which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

                                       10
[GRAPHIC OMITTED]
     3.3  Confidential Voting
          -------------------


      o Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.


          If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this o could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0  ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

     4.1  Advance Notice Requirements for Shareholder Proposals/Nominations.
          ------------------------------------------------------------------


          Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to o those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

     4.2  Amend Bylaws without Shareholder Consent
          ----------------------------------------

      o
          Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
      o
          Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.
     4.3  Poison Pills
          ------------


          Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in o Supplemental Executive Retirement
      Plan agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

      o Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).


      o Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

      o
          Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
     4.4  Shareholder Ability to Act by Written Consent
          ---------------------------------------------

      o
          Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
                                       11
[GRAPHIC OMITTED]
      o
          Vote FOR proposals to allow or make easier shareholder action by written consent.
     4.5  Shareholder Ability to Call Special Meetings
          --------------------------------------------

      o
          Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     4.6  Establish Shareholder Advisory Committee
          ----------------------------------------

      o
          Vote WITH Management

     4.7  Supermajority Vote Requirements
          -------------------------------

      o
          Vote AGAINST proposals to require a supermajority shareholder vote.
      o
          Vote FOR proposals to lower supermajority vote requirements.
5.0  MERGERS AND CORPORATE RESTRUCTURINGS

     5.1  Appraisal Rights
          ----------------

      o
          Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
     5.2  Asset Purchases
          ---------------

      o
          Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
           o
               Purchase price

           o
               Fairness opinion

           o
               Financial and strategic benefits

           o
               How the deal was negotiated

           o
               Conflicts of interest

           o
               Other alternatives for the business

           o
               Non-completion risk

     5.3  Asset Sales
          -----------

      o
          Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
           o
               Impact on the balance sheet/working capital

           o
               Potential elimination of diseconomies

           o
               Anticipated financial and operating benefits

           o
               Anticipated use of funds

           o
               Value received for the asset

           o
               Fairness opinion

           o
               How the deal was negotiated

           o
               Conflicts of interest

     5.4  Bundled Proposals
          -----------------


          Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that o are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

                                       12
[GRAPHIC OMITTED]
     5.5  Conversion of Securities
          ------------------------


          Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When o evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

     5.6  Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap
          Plans


      o Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

           o
               Dilution to existing shareholders' position

           o
               Terms of the offer

           o
               Financial issues

           o
               Management's efforts to pursue other alternatives

           o
               Control issues

           o
               Conflicts of interest


      o Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     5.7  Formation of Holding Company
          ----------------------------


      o Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

           o
               The reasons for the change

           o
               Any financial or tax benefits

           o
               Regulatory benefits

           o
               Increases in capital structure

           o
               Changes to the articles of incorporation or bylaws of the company.

      o   Absent compelling financial reasons to recommend the transaction, vote
          AGAINST the formation of a holding company if the transaction would include either of the following:


           o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

           o
               Adverse changes in shareholder rights.
                                       13
[GRAPHIC OMITTED]
     5.8  Going Private Transactions (LBOs and Minority Squeezeouts)
          ----------------------------------------------------------

      o
          Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:
           o
               Offer price/premium

           o
               Fairness opinion

           o
               How the deal was negotiated

           o
               Conflicts of interests

           o
               Other alternatives/offers considered

           o
               Non-completion risk

     5.9  Joint Venture
          -------------

      o
          Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
           o
               Percentage of assets/business contributed

           o
               Percentage of ownership

           o
               Financial and strategic benefits

           o
               Governance structure

           o
               Conflicts of interest

           o
               Other alternatives

           o
               Non-completion risk

     5.10 Liquidations
          ------------


          Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to o pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

      o
          Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.
     5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
          -------------------------------------------------------------------------------


      o Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

           o
               Prospects of the combined company, anticipated financial and operating benefits

           o
               Offer price (premium or discount)

           o
               Fairness opinion

           o
               How the deal was negotiated

           o
               Changes in corporate governance

           o
               Change in the capital structure

           o
               Conflicts of interest

     5.12 Private Placements/Warrants/Convertible Debenture
          -------------------------------------------------


      o Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

           o
               Dilution to existing shareholders' position

                                       14
[GRAPHIC OMITTED]
           o
               Terms of the offer

           o
               Financial issues

           o
               Management's efforts to pursue other alternatives

           o
               Control issues

           o
               Conflicts of interest

     5.13 Spinoffs
          --------

      o
          Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
           o
               Tax and regulatory advantages

           o
               Planned use of the sale proceeds

           o
               Valuation of spinoff

           o
               Fairness opinion

           o
               Benefits to the parent company

           o
               Conflicts of interest

           o
               Managerial incentives

           o
               Corporate governance changes

           o
               Changes in the capital structure

     5.14 Value Maximization Proposals
          ----------------------------


          Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following
      o factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

     5.15 Severance Agreements that are Operative in Event of Change in Control
          ---------------------------------------------------------------------

      o
          Review CASE-BY-CASE, with consideration give to ISS "transfer-of-wealth" analysis. (See section 8.2)

6.0  STATE OF INCORPORATION

     6.1  Control Share Acquisition Provisions
          ------------------------------------


      o Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

                                       15
[GRAPHIC OMITTED]
      o
          Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
      o
          Vote FOR proposals to restore voting rights to the control shares.
     6.2  Control Share Cashout Provisions
          --------------------------------

      o
          Vote FOR proposals to opt out of control share cashout statutes.
     6.3  Disgorgement Provisions
          -----------------------

      o
          Vote FOR proposals to opt out of state disgorgement provisions.
     6.4  Fair Price Provisions
          ---------------------


          Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the o vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.


      o Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     6.5  Freezeout Provisions
          --------------------

      o
          Vote FOR proposals to opt out of state freezeout provisions.
     6.6  Greenmail
          ---------


      o Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.


      o Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     6.7  Reincorporation Proposals
          -------------------------


          Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, o giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
      o
          Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
     6.8  Stakeholder Provisions
          ----------------------


      o Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

     6.9  State Anti-takeover Statutes
          ----------------------------


          Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control o share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

                                       16
[GRAPHIC OMITTED]
7.0  CAPITAL STRUCTURE

     7.1  Adjustments to Par Value of Common Stock
          ----------------------------------------

      o
          Vote FOR management proposals to reduce the par value of common stock.
     7.2  Common Stock Authorization
          --------------------------


      o Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.


      o Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.


          Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in o danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     7.3  Dual-Class Stock
          ----------------

      o
          Vote AGAINST proposals to create a new class of common stock with superior voting rights.
      o
          Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
           o
               It is intended for financing purposes with minimal or no dilution to current shareholders

           o
               It is not designed to preserve the voting power of an insider or significant shareholder

     7.4  Issue Stock for Use with Rights Plan
          ------------------------------------


      o Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

     7.5  Preemptive Rights
          -----------------


          Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating o proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

     7.6  Preferred Stock
          ---------------

      o
          Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

      o Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

                                       17
[GRAPHIC OMITTED]

      o   Vote FOR proposals to create "declawed" blank check preferred stock
          (stock that cannot be used as a takeover defense)


          Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, o dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.


      o Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.


          Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock o has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

     7.7  Pledge of Assets for Debt (Generally Foreign Issuers)
          -----------------------------------------------------


          OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the o debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

            In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

     7.8  Recapitalization
          ----------------


      o Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

           o
               More simplified capital structure

           o
               Enhanced liquidity

           o
               Fairness of conversion terms

           o
               Impact on voting power and dividends

           o
               Reasons for the reclassification

           o
               Conflicts of interest

           o
               Other alternatives considered

     7.9  Reverse Stock Splits
          --------------------


      o Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

      o
          Vote FOR management proposals to implement a reverse stock split to avoid delisting.

      o Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

     7.10 Share Purchase Programs
          -----------------------


      o Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                                       18
[GRAPHIC OMITTED]
     7.11 Stock Distributions: Splits and Dividends
          -----------------------------------------


          Vote FOR management proposals to increase the common share authorization for a stock split or share o dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

     7.12 Tracking Stock
          --------------


          Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic
      o   value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0  EXECUTIVE AND DIRECTOR COMPENSATION

     8.1  Equity-based Compensation Plans
          -------------------------------

      o
          Vote compensation proposals on a CASE-BY-CASE basis.

          In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their
      o dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.


          Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main
      o source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

     8.2  Director Compensation

            Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect.
            While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

                                       19
[GRAPHIC OMITTED]
     8.3  Bonus for Retiring Director
          ---------------------------


          Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's o accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the
          Director's contribution to the company.

     8.4  Cash Bonus Plan
          ---------------


          Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus o plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

     8.5  Stock Plans in Lieu of Cash
          ---------------------------

      o
          Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

            In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.


      o Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

      o
          Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
      o
          Vote FOR plans which do not

     8.6  Director Retirement Plans
          -------------------------


      o Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.


      o Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

     8.7  Management Proposals Seeking Approval to Reprice Options
          --------------------------------------------------------


      o Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

           o
               Historic trading patterns

           o
               Rationale for the repricing

           o
               Value-for-value exchange

           o
               Option vesting

                                       20
[GRAPHIC OMITTED]
           o
               Term of the option

           o
               Exercise price

           o
               Participation

     8.8  Employee Stock Purchase Plans
          -----------------------------

      o
          Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
      o
          Votes FOR employee stock purchase plans where all of the following apply:
           o
               Purchase price is at least 85% of fair market value

           o
               Offering period is 27 months or less

           o
               The number of shares allocated to the plan is 10% or less of the outstanding shares

      o
          Votes AGAINST employee stock purchase plans where any of the following apply:
           o
               Purchase price is at least 85% of fair market value

           o
               Offering period is greater than 27 months

           o
               The number of shares allocated to the plan is more than 10% of the outstanding shares

     8.9  Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
          -------------------------------------------------------------------------------------------


          Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative o features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).


      o Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.


          Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment o under the provisions of Section
      162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.


          Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose o of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

     8.10 Employee Stock Ownership Plans (ESOPs)
          --------------------------------------


      o Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

     8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
          -------------------------------------------------------------------------

      o
          Vote WITH MANAGEMENT

                                       21
[GRAPHIC OMITTED]
     8.12 401(k) Employee Benefit Plans
          -----------------------------

      o
          Vote FOR proposals to implement a 401(k) savings plan for employees.
     8.13 Shareholder Proposals Regarding Executive and Director Pay
          ----------------------------------------------------------


      o Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

      o
          Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
      o
          Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.
      o
          Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.
     8.14 Performance-Based Stock Options
          -------------------------------


      o Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:


               The proposal is overly restrictive (e.g., it mandates that awards to all employees must be
           o   performance-based or all awards to top executives must be a particular type, such as indexed options), or


           o   The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

     8.15 Golden Parachutes and Executive Severance Agreements
          ----------------------------------------------------


          Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be o submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.


      o Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

           o
               The parachute should be less attractive than an ongoing employment opportunity with the firm

           o
               The triggering mechanism should be beyond the control management

           o
               The amount should not exceed three times base salary plus guaranteed benefits

     8.16 Pension Plan Income Accounting
          ------------------------------


      o Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

     8.17 Supplemental Executive Retirement Plans (SERPs)
          -----------------------------------------------


          Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP o agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

                                       22
[GRAPHIC OMITTED]
SOCIAL AND ENVIRONMENTAL ISSUES

      In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

                                       23
[GRAPHIC OMITTED]
                                          T. Rowe Price Associates, Inc.
[GRAPHIC OMITTED]
                          T. ROWE PRICE ASSOCIATES, INC
                        T. ROWE PRICE INTERNATIONAL, INC
                  T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                   T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                      PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

      T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe
Price Global Investment Services Limited, and T. Rowe Price Global Asset
Management Limited ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

      T. Rowe Price has adopted these Proxy Voting Policies and Procedures
("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

      Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

      Consideration Given Management Recommendations. One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be [GRAPHIC OMITTED] voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.


ADMINISTRATION OF POLICIES AND PROCEDURES

      Proxy Committee. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The
Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

      Investment Services Group. The Investment Services Group ("Investment
Services Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

      Proxy Administrator. The Investment Services Group will assign a Proxy
Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.


HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

      In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price does at times deviate from ISS recommendations on general policy issues or specific proxy proposals.


Meeting Notification

      T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe
Price upon request.
[GRAPHIC OMITTED]
Vote Determination

      ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

      Portfolio managers may decide to vote their proxies consistent with T.
Rowe Price's policies as set by the Proxy Committee and instruct our Proxy
Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T.
Rowe Price guidelines are required to document the rationale for their vote. The
Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.


T. Rowe Price Voting Policies

      Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe
Price policies:

      Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe
Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

o Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals
[GRAPHIC OMITTED] that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

o Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

o Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

      o
          Corporate environmental practices;

      o
          Board diversity;

      o
          Employment practices and employment opportunity;

      o
          Military, nuclear power and related energy issues;

      o
          Tobacco, alcohol, infant formula and safety in advertising practices;

      o
          Economic conversion and diversification;

      o
          International labor practices and operating policies;

      o
          Genetically-modified foods;

      o
          Animal rights; and

      o
          Political contributions/activities and charitable contributions.

      Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile.
The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

      Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews [GRAPHIC OMITTED] such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our portfolio managers.

      Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

      Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

      Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

      Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.
[GRAPHIC OMITTED]
Vote Execution and Monitoring of Voting Process

      Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe
Price indicating that the votes were successfully transmitted.

      On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price
Fund has not yet been recorded in the computer system.

      Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.


Monitoring and Resolving Conflicts of Interest

      The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy
Committee also assesses whether any business or other relationships between T.
Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

      Specific Conflict of Interest Situations - Voting of T. Rowe Price Group,
Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe
Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.
[GRAPHIC OMITTED]
REPORTING AND RECORD RETENTION

      Vote Summary Reports will be generated for each client that requests T.
Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue.
Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

      T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.
[GRAPHIC OMITTED]
                        Western Asset Management Company
[GRAPHIC OMITTED]
PROXY VOTING

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule
206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.


POLICY

      As a fixed income only manager, the occasion to vote proxies is very rare.
However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule
206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.
Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

      While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote
(such that these guidelines may be overridden to the extent the Firm deems appropriate).

      In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc.
or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.
[GRAPHIC OMITTED]
PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.


Client Authority

      At account start-up, or upon amendment of an IMA, the applicable client
IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.


Proxy Gathering

Registered owners of record, client custodians, client banks and trustees
("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.


Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:
     a.   Proxies are reviewed to determine accounts impacted.

     b.   Impacted accounts are checked to confirm Western Asset voting authority.

      . Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of c interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

      . If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or
     d permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
[GRAPHIC OMITTED]
      . Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures.
     e For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Legal and Compliance Department.

     f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.


Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.


Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
     a.   A copy of Western Asset's policies and procedures.

     b.   Copies of proxy statements received regarding client securities.

     c.   A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

     d.   Each written client request for proxy voting records and Western
          Asset's written response to both verbal and written client requests.

     e.   A proxy log including:

          1.   Issuer name;

          2.   Exchange ticker symbol of the issuer's shares to be voted;

          3.   Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;

          4.   A brief identification of the matter voted on;

          5.   Whether the matter was proposed by the issuer or by a shareholder of the issuer;

          6.   Whether a vote was cast on the matter;

          7.   A record of how the vote was cast; and

          8.   Whether the vote was cast for or against the recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.
[GRAPHIC OMITTED]
Disclosure

Western Asset's proxy policies are described in the firm's Part II of Form ADV.
Clients will be provided a copy of these policies and procedures upon request.
In addition, upon request, clients may receive reports on how their proxies have been voted.


Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

     1.   Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

      . Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a
     2 personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

     3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.


Voting Guidelines

Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.   Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
[GRAPHIC OMITTED]
     1.   Matters relating to the Board of Directors

      Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

      . Votes are withheld for the entire board of directors if the board does not have a majority of a independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

     b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

     c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

     d.   Votes are cast on a case-by-case basis in contested elections of directors.

     2.   Matters relating to Executive Compensation

      Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

     a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

     b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

     c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

      .   Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to
     d    no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

     3.   Matters relating to Capitalization

            The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

          a.   Western Asset votes for proposals relating to the authorization of additional common stock.
[GRAPHIC OMITTED]
          b.   Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

          c.   Western Asset votes for proposals authorizing share repurchase programs.

     4.   Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

            Western Asset votes these issues on a case-by-case basis on board-approved transactions.
     5.   Matters relating to Anti-Takeover Measures

            Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

          a.   Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

          b.   Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

     6.   Other Business Matters

            Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

          a.   Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

          b.   Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.  Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

     1.   Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

     2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

     3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.
[GRAPHIC OMITTED]
III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

      . Western Asset votes on a case-by-case basis on proposals relating to changes in the investment 1 objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

      . Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses 2 (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers)
          taking into account comparable expenses for similar funds and the services to be provided.

IV.  Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S.
issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

     1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

     2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

      . Western Asset votes for shareholder proposals that implement corporate governance standards similar to 3 those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
      .   Western Asset votes on a case-by-case basis on proposals relating to
          (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights,
     4 or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.


                            MET INVESTORS SERIES TRUST


                                     MFS(R)
                                 Value Portfolio

                                  ANNUAL REPORT

                                DECEMBER 31, 2006

--------------------------------------------------------------------------------
MFS(R) VALUE PORTFOLIO FOR THE YEAR ENDED 12/31/06 MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, the MFS(R) Value Portfolio had a total return of 21.33%. This compares with a return of 22.25% for the Portfolio's benchmark, the Russell 1000(R) Value Index.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the financial services sector was the top contributor to relative returns. Overweighting investment banking firm Goldman Sachs was a key factor in this result. Throughout the year, Goldman Sachs delivered earnings results that exceeded expectations and completed a substantial share repurchase program. Underweighting Citigroup and avoiding insurer American International Group also helped as those stocks lagged the Russell 1000(R) Value Index over the period.

Stock selection in the industrial goods and services sector contributed to positive performance relative to the benchmark. Our positioning in defense contractor Lockheed Martin, which is not a benchmark constituent, was beneficial as the company continued to report quarterly results that exceeded expectations and the stock outperformed the benchmark. Overweighting Deere & Co. helped performance as the company continued to turn in good quarterly results. Avoiding poor-performing General Electric also proved beneficial.

Stock selection in the consumer staples sector contributed to positive results. Oilseeds, corn, and wheat processor Archer-Daniels Midland/a/ was among the Portfolio's top contributors.

Elsewhere, agrochemical company Syngenta added to relative results as the stock was up over the period. Owning network equipment company Cisco Systems, which is not a benchmark constituent, was also beneficial to performance as the stock significantly outperformed the benchmark. Although the utilities and communications sector was an area of weakness overall, our overweighting of FPL Group within that sector was helpful to relative results.

During the reporting period, our currency exposure was a contributor to the Portfolio's relative performance. All of MFS(R)' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the index.

DETRACTORS FROM PERFORMANCE

Security selection in the utilities and communications sector was the principle negative influence in the Portfolio's relative performance. Within the sector, our overweighted position in weak-performing wireless provider Sprint Nextel was a primary detractor. We feel that the stock was down due to weaker-than-expected growth in subscribers and worries regarding the quality of the customer base. Our decision to overweight electrical and natural gas company Dominion Resources was a drawback as this stock underperformed the benchmark. Not owning benchmark constituents Bellsouth and SBC Communications, both of which were strong performers versus the benchmark, also detracted.

Stock selection in the energy sector was another area of relative weakness. Underweighting strong performer Exxon Mobil detracted from relative results.

Stock selection in the basic materials sector held back relative performance during the period, although no individual securities within this sector were among the top detractors.

Elsewhere, health care company Johnson & Johnson detracted. We believe that Johnson & Johnson's share price was under pressure during the period due to concerns surrounding its pharmaceutical patent expirations and a maturation of the drug eluting stent business. Our overweighted positions in home improvement product maker Masco and railroad company Burlington Northern Santa Fe detracted as the stocks lagged the benchmark. Our avoidance of global financial services firm Morgan Stanley also hurt relative returns.

The Portfolio's cash position was a detractor from relative performance. This portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

THE PORTFOLIO IS ACTIVELY MANAGED AND CURRENT HOLDINGS MAY BE DIFFERENT.

TEAM MANAGED

The Portfolio is co-managed by Mr. Nevin P. Chitkara and Mr. Steven R. Gorham. Mr. Chitkara is a Vice President of MFS(R) and has been in the investment management area of MFS(R) since 1997. Mr. Gorham is a Senior Vice President of MFS(R) and has served as portfolio manager since 2002. Mr. Gorham has been in the investment management area of MFS(R) since 1992.
--------
/a/Security was not held in the Portfolio at period-end.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) VALUE PORTFOLIO FOR THE YEAR ENDED 12/31/06 MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Bank of America Corp.             4.13%
                   ------------------------------------------
                   Altria Group, Inc.                4.00%
                   ------------------------------------------
                   Lockheed Martin Corp.             3.81%
                   ------------------------------------------
                   Allstate Corp. (The)              3.80%
                   ------------------------------------------
                   Citigroup, Inc.                   3.42%
                   ------------------------------------------
                   Johnson & Johnson                 2.81%
                   ------------------------------------------
                   Goldman Sachs Group, Inc. (The)   2.74%
                   ------------------------------------------
                   Exxon Mobil Corp.                 2.62%
                   ------------------------------------------
                   Total S.A. (ADR)                  2.34%
                   ------------------------------------------
                   Deere & Co.                       2.25%
                   ------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                     [Chart]

Financial                    31.8%
Non-Cyclical                 17.6%
Industrial                   14.9%
Energy                       12.1%
Basic Materials               6.0%
Communications                5.8%
Utilities                     4.8%
Technology                    2.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) VALUE PORTFOLIO FOR THE YEAR ENDED 12/31/06 MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                        MFS(R) VALUE PORTFOLIO MANAGED BY
  MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. RUSSELL 1000(R) VALUE INDEX/1/
                            Growth Based on $10,000+

                                     [CHART]

                  Fund       Russell 1000 Value Index
                  ----       ------------------------
 7/20/1998      $10,000            $10,000
12/31/1998        9,506             10,495
12/31/1999        9,978             11,266
12/30/2000       11,136             12,057
12/31/2001       11,194             11,383
12/31/2002        9,727              9,617
12/31/2003       12,121             12,504
12/30/2004       14,058             14,566
12/31/2005       14,963             15,593
12/31/2006       18,157             19,063


    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the period ended 6/30/06)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    MFS(R) Value Portfolio--
--  Class A                  21.33% 14.41% 10.14%       7.37%
    ----------------------------------------------------------------
    Russell Value(R) 1000
- - Index/1/                 22.25% 15.09% 10.86%       7.97%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 7/20/1998. Index returns are based on an inception due of 7/31/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                                                            BEGINNING     ENDING        EXPENSES
PAID
                                                                            ACCOUNT VALUE ACCOUNT VALUE DURING
PERIOD*
                                                                            6/30/06       12/31/06
7/1/06-12/31/06
MFS(R) VALUE PORTFOLIO                                                      ------------- -------------
---------------

 Class A
 Actual                                                                       $1,000.00     $1,142.20        $5.40
 Hypothetical (5% return before expenses)                                      1,000.00      1,020.16         5.09
 ------------------------------------------------------------               ------------- -------------
---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MFS(R) VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 98.3%
         AEROSPACE & DEFENSE - 7.2%
         Lockheed Martin Corp..................... 44,790 $   4,123,815
         Northrop Grumman Corp.................... 31,760     2,150,152
         United Technologies Corp................. 25,030     1,564,876
                                                          -------------
                                                                       7,838,843
                                                          -------------
         AUTO COMPONENTS - 0.5%
         Johnson Controls, Inc....................  5,790       497,477
                                                          -------------
         BANKS - 7.7%
         Bank of America Corp..................... 83,717     4,469,651
         Bank of New York Co., Inc................ 39,770     1,565,745
         SunTrust Banks, Inc...................... 27,810     2,348,554
                                                          -------------
                                                                       8,383,950
                                                          -------------
         BEVERAGES - 1.7%
         Diageo Plc............................... 61,600     1,209,372
         PepsiCo, Inc............................. 10,340       646,767
                                                          -------------
                                                                       1,856,139
                                                          -------------
         BUILDING PRODUCTS - 2.0%
         Masco Corp............................... 71,160     2,125,549
                                                          -------------
         CHEMICALS - 5.0%
         Air Products & Chemicals, Inc............ 12,010       844,063
         Dow Chemical Co. (The)................... 20,670       825,560
         Nalco Holding Co.*....................... 12,600       257,796
         PPG Industries, Inc...................... 21,170     1,359,326
         Praxair, Inc............................. 11,370       674,582
         Syngenta AG*.............................  7,550     1,402,994
                                                          -------------
                                                                       5,364,321
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 0.5%
         Con-way, Inc.............................  1,630        71,785
         WPP Group Plc............................ 34,160       462,750
                                                          -------------
                                                                         534,535
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 0.4%
         Cisco Systems, Inc.*..................... 15,640       427,441
                                                          -------------
         COMPUTERS & PERIPHERALS - 0.4%
         Hewlett-Packard Co....................... 10,210       420,550
                                                          -------------
         CONTAINERS & PACKAGING - 0.2%
         Smurfit-Stone Container Corp.*........... 18,530       195,677
                                                          -------------
         ELECTRIC UTILITIES - 4.7%
         Dominion Resources, Inc.................. 23,830     1,997,907
         Entergy Corp.............................  7,680       709,018
         FPL Group, Inc........................... 22,030     1,198,873
         PPL Corp.................................  7,500       268,800
         Public Service Enterprise Group, Inc.....  3,140       208,433
         TXU Corp................................. 13,420       727,498
                                                          -------------
                                                                       5,110,529
                                                          -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
         Cooper Industries, Ltd. - Class A........  2,300       207,989
                                                          -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                   SHARES   (NOTE 2)
       ------------------------------------------------------------------

       ENERGY EQUIPMENT & SERVICES - 0.4%
       Noble Corp...................................  5,110 $     389,126
                                                            -------------
       FINANCIAL-DIVERSIFIED - 15.4%
       American Express Co.......................... 17,840     1,082,353
       Citigroup, Inc............................... 66,400     3,698,480
       Fannie Mae................................... 34,650     2,057,863
       Franklin Resources, Inc......................  6,020       663,223
       Freddie Mac..................................  8,420       571,718
       Goldman Sachs Group, Inc. (The).............. 14,860     2,962,341
       Lehman Brothers Holdings, Inc................ 11,790       921,035
       Mellon Financial Corp........................ 22,910       965,656
       Merrill Lynch & Co., Inc.....................  8,540       795,074
       PNC Financial Services Group, Inc............ 20,370     1,508,195
       UBS AG....................................... 23,939     1,448,022
                                                            -------------
                                                                      16,673,960
                                                            -------------
       FOOD PRODUCTS - 2.1%
       Kellogg Co................................... 22,250     1,113,835
       Nestle S.A...................................  2,732       967,940
       Tyson Foods, Inc. - Class A.................. 13,760       226,352
                                                            -------------
                                                                       2,308,127
                                                            -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 2.8%
       Johnson & Johnson............................ 45,940     3,032,959
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 1.5%
       Caremark Rx, Inc.............................  5,810       331,809
       UnitedHealth Group, Inc......................  5,640       303,037
       WellPoint, Inc.*............................. 12,350       971,822
                                                            -------------
                                                                       1,606,668
                                                            -------------
       HOMEBUILDERS - 0.2%
       Toll Brothers, Inc.*.........................  8,450       272,343
                                                            -------------
       INDUSTRIAL - DIVERSIFIED - 0.5%
       Rockwell Automation, Inc.....................  8,310       507,575
                                                            -------------
       INSURANCE - 8.1%
       AFLAC, Inc...................................  8,460       389,160
       Allstate Corp. (The)......................... 63,100     4,108,441
       Chubb Corp. (The)............................ 18,230       964,549
       Genworth Financial, Inc. - Class A........... 47,140     1,612,660
       Hartford Financial Services Group, Inc. (The) 18,030     1,682,379
                                                            -------------
                                                                       8,757,189
                                                            -------------
       IT CONSULTING & SERVICES - 1.2%
       Accenture, Ltd. - Class A.................... 33,880     1,251,188
                                                            -------------
       LEISURE EQUIPMENT & PRODUCTS - 0.3%
       Hasbro, Inc.................................. 11,860       323,185
                                                            -------------
       MACHINERY - 2.5%
       Deere & Co................................... 25,550     2,429,039
       Finning International, Inc...................  2,690       110,310
       Illinois Tool Works, Inc.....................  3,660       169,055
                                                            -------------
                                                                       2,708,404
                                                            -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


            -------------------------------------------------------
            SECURITY                                     VALUE
            DESCRIPTION                        SHARES   (NOTE 2)
            -------------------------------------------------------

            MEDIA - 1.4%
            New York Times Co. - Class A...... 10,910 $     265,768
            Viacom, Inc. - Class B*........... 20,935       858,963
            Walt Disney Co. (The)............. 10,560       361,891
                                                      -------------
                                                          1,486,622
                                                      -------------
            OIL & GAS - 11.5%
            Apache Corp....................... 11,670       776,172
            Chevron Corp...................... 11,014       809,859
            ConocoPhillips.................... 28,400     2,043,380
            Devon Energy Corp................. 15,320     1,027,666
            EOG Resources, Inc................ 10,570       660,096
            Exxon Mobil Corp.................. 36,910     2,828,413
            Hess Corp......................... 24,680     1,223,388
            Royal Dutch Shell Plc (ADR).......  7,540       533,757
            Total S.A. (ADR).................. 35,150     2,527,988
                                                      -------------
                                                         12,430,719
                                                      -------------
            PAPER & FOREST PRODUCTS - 0.5%
            Bowater, Inc......................  3,500        78,750
            International Paper Co............ 13,470       459,327
                                                      -------------
                                                                         538,077
                                                      -------------
            PHARMACEUTICALS - 4.0%
            Abbott Laboratories............... 11,090       540,194
            Eli Lilly & Co.................... 17,770       925,817
            Merck & Co., Inc.................. 26,260     1,144,936
            Wyeth............................. 33,820     1,722,114
                                                      -------------
                                                          4,333,061
                                                      -------------
            RETAIL - MULTILINE - 1.6%
            CVS Corp.......................... 17,630       544,943
            Federated Department Stores, Inc.. 31,150     1,187,750
                                                      -------------
                                                          1,732,693
                                                      -------------
            RETAIL - SPECIALTY - 0.6%
            Hanesbrands, Inc.*................  2,727        64,412
            Sherwin-Williams Co...............  8,490       539,794
                                                      -------------
                                                                         604,206
                                                      -------------
            ROAD & RAIL - 1.9%
            Burlington Northern Santa Fe Corp. 17,970     1,326,365
            Norfolk Southern Corp............. 15,520       780,501
                                                      -------------
                                                          2,106,866
                                                      -------------
            SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.0%
            Analog Devices, Inc...............  4,790       157,447
            Intel Corp........................ 45,330       917,933
                                                      -------------
                                                          1,075,380
                                                      -------------
            SOFTWARE - 0.9%
            Oracle Corp.*..................... 56,200       963,268
                                                      -------------

       -----------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.5%
       Embarq Corp..............................     10,653 $    559,922
       Sprint Nextel Corp.......................     76,970    1,453,963
       Telus Corp...............................      3,600      160,724
       Verizon Communications, Inc..............     13,270      494,175
                                                            ------------
                                                                       2,668,784
                                                            ------------
       TELECOMMUNICATION SERVICES - WIRELESS - 1.0%
       Vodafone Group Plc.......................    398,095    1,098,509
                                                            ------------
       TEXTILES, APPAREL & LUXURY GOODS - 1.3%
       NIKE, Inc. - Class B.....................     14,440    1,429,993
                                                            ------------
       TOBACCO - 4.0%
       Altria Group, Inc........................     50,360    4,321,895
                                                            ------------
       TRADING COMPANIES & DISTRIBUTORS - 0.6%
       W.W. Grainger, Inc.......................      9,820      686,811
                                                            ------------
       Total Common Stocks (Cost $88,357,610)                106,270,608
                                                            ------------

       SHORT-TERM INVESTMENT - 1.4% COMMERICAL PAPER - 1.4% Falcon Asset
       Securitization Corp.
         2.641%, due 01/02/07
         (Cost $1,485,782)                       $1,486,000    1,485,782
                                                            ------------

       TOTAL INVESTMENTS - 99.7%
       (Cost $89,843,392)                                    107,756,390

       Other Assets and Liabilities (net) - 0.3%                 359,689
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $108,116,079
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

ADR - American Depositary Receipt

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

MFS(R) VALUE PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $107,756,390
   Cash                                                                           951
   Cash denominated in foreign currencies**                                       824
   Receivable for investments sold                                            377,403
   Receivable for Trust shares sold                                           123,420
   Dividends receivable                                                       181,090
                                                                         ------------
     Total assets                                                         108,440,078
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    131,446
     Trust shares redeemed                                                         52
     Investment advisory fee payable (Note 3)                                  64,134
     Administration fee payable                                                 1,439
     Custodian and accounting fees payable                                     54,119
   Accrued expenses                                                            72,809
                                                                         ------------
     Total liabilities                                                        323,999
                                                                         ------------
NET ASSETS                                                               $108,116,079
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $ 87,931,984
   Accumulated net realized gain                                            2,262,049
   Unrealized appreciation on investments                                  17,913,674
   Undistributed net investment income                                          8,372
                                                                         ------------
     Total                                                               $108,116,079
                                                                         ============
NET ASSETS
   Class A                                                               $108,116,079
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  7,593,967
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      14.24
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost                                                    $ 89,843,392
**Cost of cash denominated in foreign currencies                                  850

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006


MFS(R) VALUE PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $ 2,061,419
   Interest                                                                    84,642
                                                                          -----------
       Total investment income                                              2,146,061
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           631,278
   Administration fees                                                         27,096
   Custody and accounting fees                                                127,726
   Transfer agent fees                                                          8,008
   Audit                                                                       27,894
   Legal                                                                       29,063
   Trustee fees and expenses                                                   16,772
   Shareholder reporting                                                        5,021
   Insurance                                                                   10,740
   Other                                                                        2,962
                                                                          -----------
       Total expenses                                                         886,560
       Less fees waived and expenses reimbursed by the manager                (14,252)
       Less broker commission recapture                                        (2,508)
                                                                          -----------
   Net expenses                                                               869,800
                                                                          -----------
   Net investment income                                                    1,276,261
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY
   Net realized gain (loss) on:
       Investments                                                          6,668,153
       Foreign currency                                                        (4,167)
                                                                          -----------
   Net realized gain on investments and foreign currency                    6,663,986
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                          9,705,328
                                                                          -----------
   Net change in unrealized appreciation on investments                     9,705,328
                                                                          -----------
   Net realized and unrealized gain on investments and foreign
       currency                                                            16,369,314
                                                                          -----------
   Net Increase in Net Assets Resulting from Operations                   $17,645,575
                                                                          ===========
--------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $    16,187

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

MFS(R) VALUE PORTFOLIO

                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006          2005
                                                                         --------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  1,276,261  $   872,587
   Net realized gain on investments and foreign currency                    6,663,986    3,414,953
   Net change in unrealized appreciation on investments                     9,705,328       52,492
                                                                         ------------  -----------
   Net increase in net assets resulting from operations                    17,645,575    4,340,032
                                                                         ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                               (1,271,877)    (869,869)
   From net realized gains
     Class A                                                               (4,729,373)  (3,134,554)
                                                                         ------------  -----------
   Net decrease in net assets resulting from distributions                 (6,001,250)  (4,004,423)
                                                                         ------------  -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                               27,866,602   31,389,149
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                6,001,250    4,004,423
   Cost of shares repurchased
     Class A                                                              (16,053,852)  (4,323,830)
                                                                         ------------  -----------
   Net increase in net assets from capital share transactions              17,814,000   31,069,742
                                                                         ------------  -----------
TOTAL INCREASE IN NET ASSETS                                               29,458,325   31,405,351
   Net assets at beginning of Period                                       78,657,754   47,252,403
                                                                         ------------  -----------
   Net assets at end of Period                                           $108,116,079  $78,657,754
                                                                         ============  ===========
   Net assets at end of period includes undistributed net investment
       income                                                            $      8,372  $        --
                                                                         ============  ===========

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                             CLASS A
MFS(R) VALUE PORTFOLIO
---------------------------------------------
                                                                                FOR THE YEARS ENDED DECEMBER 31,

---------------------------------------------
                                                                            2006       2005    2004++  2003++
2002++
                                                                         ------     ------     ------  ------
-------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $12.44     $12.32     $10.83  $ 8.80  $
10.83
                                                                         ------     ------     ------  ------
-------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.20 (a)   0.17 (a)   0.14    0.13
0.12
Net Realized/Unrealized Gain (Loss) on Investments......................   2.45       0.63       1.59    2.04
(1.53)
                                                                         ------     ------     ------  ------
-------
Total from Investment Operations........................................   2.65       0.80       1.73    2.17
(1.41)
                                                                         ------     ------     ------  ------
-------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.18)     (0.15)     (0.14)  (0.14)
(0.21)
Distributions from Net Realized Capital Gains...........................  (0.67)     (0.53)     (0.10)     --
(0.41)
                                                                         ------     ------     ------  ------
-------
Total Distributions.....................................................  (0.85)     (0.68)     (0.24)  (0.14)
(0.62)
                                                                         ------     ------     ------  ------
-------
NET ASSET VALUE, END OF PERIOD.......................................... $14.24     $12.44     $12.32  $10.83  $
8.80
                                                                         ======     ======     ======  ======
=======
TOTAL RETURN                                                              21.33%      6.44%     15.97%  24.61%
(13.14)%
Ratio of Expenses to Average Net Assets.................................   1.00%      0.99%      1.00%   1.00%
1.00 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   1.02%      1.00%      1.14%   1.08%
1.13 %
Ratio of Net Investment Income to Average Net Assets....................   1.46%      1.36%      1.30%   1.44%
1.38 %
Portfolio Turnover Rate.................................................   39.2%      23.0%      47.0%   57.0%
60.0 %
Net Assets, End of Period (in millions)................................. $108.1      $79.0      $47.0   $40.0
$31.0

(a) Per share amounts based on average shares outstanding during the period. ++ Audited by other Independent Registered Public Accounting Firm.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is MFS(R) Value Portfolio (formerly a separate series of The Travelers Series Trust ("TST")--MFS(R) Value Portfolio). On May 1, 2006, pursuant to an Agreement and Plan of Reorganization, the Portfolio, a series of the Trust, acquired all the assets and assumed all the liabilities of the TST Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Massachusetts Financial Services Company, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                        Management Fees
                       earned by Manager
                       for the year ended
Portfolio              December 31, 2006  % per annum     Average Daily Assets
---------              ------------------ ----------- -----------------------------

MFS(R) Value Portfolio      $631,278         0.725%   First $250 Million

                                             0.675%   $250 Million to $1.25 Billion

                                              0.60%   $1.25 Billion to $1.5 Billion

                                              0.50%   Over $1.5 Billion

Prior to May 1, 2006, Travelers Asset Management International Company LLC managed the investment operations of the Portfolio pursuant to a management agreement entered into by The Travelers Series Trust on behalf of the Portfolio. In addition, The Travelers Insurance Company acted as administrator to the Portfolio.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                     Expenses Deferred in
                                                                            2006
                                                     --------------------
                              Maximum Expense Ratio
                              under current Expense
                              Limitation Agreement   Subject to repayment
                             ---------------------    until December 31,
      Portfolio              Class A Class B Class E         2011
      ---------              ------- ------- ------- --------------------

      MFS(R) Value Portfolio  1.00%   1.25%*  1.15%*       $14,252

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                           Shares Issued
                                              Through                Net Increase
                       Beginning  Shares     Dividend      Shares     in Shares    Ending
                        Shares     Sold    Reinvestment  Repurchased Outstanding   Shares
-                      --------- --------- ------------- ----------- ------------ ---------

MFS(R) Value Portfolio

 Class A
 12/31/2006            6,321,249 2,047,062    421,100    (1,195,444)  1,272,718   7,593,967
 12/31/2005            3,835,283 2,507,613    320,433      (342,080)  2,485,966   6,321,249

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                 Purchases                        Sales
                       ------------------------------ ------------------------------
                       U.S. Government Non-Government U.S. Government
Non-Government
                       --------------- -------------- --------------- --------------

MFS(R) Value Portfolio       $--        $47,318,983         $--        $33,830,121

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

5. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                         Federal       Gross         Gross
                        Income Tax   Unrealized    Unrealized   Net Unrealized
 Portfolio                 Cost     Appreciation (Depreciation)  Appreciation
 ---------              ----------- ------------ -------------- --------------

 MFS(R) Value Portfolio $89,949,923 $18,357,904    $(551,437)    $17,806,467

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                          Ordinary Income    Long-Term Capital Gain         Total
                       --------------------- ---------------------  ---------------------
                          2006       2005       2006        2005       2006       2005
                       ---------- ---------- ----------  ---------- ---------- ----------

MFS(R) Value Portfolio $1,505,763 $1,312,624 $4,495,487 $2,691,799 $6,001,250
$4,004,423


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                         Undistributed Undistributed Net
                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                          Income         Gain      Appreciation   and Deferrals       Total
                       ------------- ------------- ------------ ------------------ -----------

MFS(R) Value Portfolio   $146,148     $2,230,804   $17,807,143         $--         $20,184,095

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the MFS(R) Value Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS(R) Value Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS(R) Value Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s) Term of Office Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other
Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held
by Trustee
-------              ------------- -------------- ---------------------------------------- ------------
----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                     2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                     2000 to
                                    present.


Dawn M.             Trustee        Indefinite;       From September 1999 to September 2003,       44    Director, Caywood Scholl
Vroegop (40)                       From December     Managing Director, Dresdner RCM Global             Asset Management;

                                  2000 to present.   Investors.                                         Investment Committee
                                                                                                        Member of City College of
                                                                                                        San Francisco.



The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer, present Company; from 1997 to January 2001,
                     Treasurer Vice President of PIMCO Advisors L.P.

                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s) Term of Office Complex Held with and
                             Length of Principal Occupation(s) overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                           MET INVESTORS SERIES TRUST


                                     MFS(R)
                                 Value Portfolio

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2007

--------------------------------------------------------------------------------
MFS(R) VALUE PORTFOLIO FOR THE PERIOD ENDED 6/30/07 MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


SUMMARY OF RESULTS

For the six months ended June 30, 2007, the MFS(R) Value Portfolio had a total return of 8.00%. This compares with a return of 6.23% for the Portfolio's benchmark, the Russell 1000(R) Value Index.

CONTRIBUTORS TO PERFORMANCE

Stock selection and an underweighting in the weak-performing financial services sector boosted performance relative to the Russell 1000(R) Value Index. Avoiding financial services firm Wachovia and insurance firm American International Group helped results as both stocks underperformed the benchmark over the reporting period.

The combination of stock selection and an overweighted position in the industrial goods and services sector aided relative returns. Top-contributing holdings included agricultural equipment maker Deere, industrial machinery and equipment manufacturer W.W. Grainger, and defense contractor Northrop Grumman.

Security selection in the consumer staples sector also benefited the Portfolio's performance. Avoiding weak-performing household products maker Procter & Gamble for a majority of the period positively affected the Portfolio.

Elsewhere, our holdings of integrated oil company TOTAL/*/, communications services firm Vodafone/*/, global chemical company PPG Industries, and retailer Nike/*/ were among the Portfolio's top contributing stocks.

DETRACTORS FROM PERFORMANCE

Stock selection in the health care sector negatively affected the Portfolio's performance relative to the Russell 1000(R) Value Index. Our position in weak-performing health care products maker Johnson & Johnson was among the largest detractors from performance for the reporting period.

In the energy sector, an underweighted position in strong-performing oil and gas giants Chevron and Exxon Mobil dampened relative results. Not owning standout performers Valero Energy, Marathon Oil and Occidental Petroleum also held back relative returns.

Stocks in other sectors that held back performance included an underweighted position in telecommunications firm AT&T, and overweighted positions in financial services company Allstate, home improvements product maker Masco and defense contractor Lockheed Martin*.

/*/Security is not a benchmark constituent.

TEAM MANAGED

The Portfolio is co-managed by Mr. Nevin P. Chitkara and Mr. Steven R. Gorham. Mr. Chitkara is an Investment Officer of MFS(R) and has been in the investment management area of MFS(R) since 1997. Mr. Gorham is also an Investment Officer of MFS(R) and has served as portfolio manager since 2002. Mr. Gorham has been in the investment management area of MFS(R) since 1992.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/07
                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Lockheed Martin Corp.             3.63%
                   ------------------------------------------
                   Allstate Corp. (The)              3.47%
                   ------------------------------------------
                   Altria Group, Inc.                3.46%
                   ------------------------------------------
                   Bank of America Corp.             3.28%
                   ------------------------------------------
                   Citigroup, Inc.                   2.94%
                   ------------------------------------------
                   Exxon Mobil Corp.                 2.77%
                   ------------------------------------------
                   Total S.A.                        2.58%
                   ------------------------------------------
                   Johnson & Johnson                 2.36%
                   ------------------------------------------
                   Goldman Sachs Group, Inc. (The)   2.25%
                   ------------------------------------------
                   Northrop Grumman Corp.            2.21%
                   ------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/07

                                     [CHART]

Financials                 29.5%
Non-Cyclical               19.0%
Industrials                13.1%
Energy                     12.9%
Cyclical                    7.0%
Communications              5.9%
Basic Materials             5.0%
Technology                  3.8%
Utilities                   3.8%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) VALUE PORTFOLIO FOR THE PERIOD ENDED 6/30/07 MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                        MFS(R) VALUE PORTFOLIO MANAGED BY
  MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. RUSSELL 1000(R) VALUE INDEX/1/
                            Growth Based on $10,000+

                                     [CHART]

                          MFS(R) Value Russell Value(R) Portfolio - Class A 1000
                      Index
                     ---------------------           ------------------
 7/20/1998                  $10,000                      $10,000
12/31/1998                    9,506                       10,495
12/31/1999                    9,978                       11,266
12/30/2000                   11,136                       12,057
12/31/2001                   11,194                       11,383
12/31/2002                    9,727                        9,617
12/31/2003                   12,121                       12,504
12/30/2004                   14,058                       14,566
12/31/2005                   14,963                       15,593
12/31/2006                   18,157                       19,063
 6/30/2007                   19,609                       20,251



    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the period ended 6/30/07)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    MFS(R) Value Portfolio--
--  Class A                  23.35% 15.97% 12.44%       7.87%
    ----------------------------------------------------------------
    Russell 1000(R) Value
- - Index/1/                 21.87% 15.93% 13.31%       8.23%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 7/20/1998. Index returns are based on an inception due of 7/31/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2007 through June 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            12/31/06      6/30/07       1/1/07-6/30/07
MFS(R) VALUE PORTFOLIO                      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,080.00       $4.64
  Hypothetical (5% return before expenses)     1,000.00      1,020.33        4.51
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MFS(R) VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


           -------------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                           SHARES   (NOTE 2)
           -------------------------------------------------------------

           COMMON STOCKS - 98.5%
           AEROSPACE & DEFENSE - 7.5%
           Lockheed Martin Corp................. 51,710 $   4,867,462
           Northrop Grumman Corp................ 38,040     2,962,175
           United Technologies Corp............. 30,910     2,192,446
                                                        -------------
                                                                      10,022,083
                                                        -------------
           AUTO COMPONENTS - 0.6%
           Johnson Controls, Inc................  7,090       820,809
                                                        -------------
           BANKS - 5.7%
           Bank of America Corp................. 90,097     4,404,842
           Bank of New York Co., Inc............ 29,160     1,208,390
           SunTrust Banks, Inc.................. 24,310     2,084,340
                                                        -------------
                                                                       7,697,572
                                                        -------------
           BEVERAGES - 2.0%
           Diageo Plc........................... 73,910     1,533,730
           PepsiCo, Inc......................... 17,130     1,110,880
                                                        -------------
                                                                       2,644,610
                                                        -------------
           BUILDING PRODUCTS - 1.6%
           Masco Corp........................... 75,500     2,149,485
                                                        -------------
           CHEMICALS - 4.2%
           Air Products & Chemicals, Inc........ 12,410       997,392
           Dow Chemical Co. (The)............... 10,820       478,460
           PPG Industries, Inc.................. 25,270     1,923,300
           Praxair, Inc......................... 15,170     1,092,088
           Syngenta AG..........................  6,030     1,173,232
                                                        -------------
                                                                       5,664,472
                                                        -------------
           COMMERCIAL SERVICES & SUPPLIES - 0.5%
           WPP Group Plc........................ 40,990       612,560
                                                        -------------
           COMMUNICATIONS EQUIPMENT & SERVICES - 0.3%
           Cisco Systems, Inc.*................. 14,520       404,382
                                                        -------------
           COMPUTERS & PERIPHERALS - 0.8%
           Hewlett-Packard Co................... 23,530     1,049,909
                                                        -------------
           CONTAINERS & PACKAGING - 0.2%
           Smurfit-Stone Container Corp.*....... 18,530       246,634
                                                        -------------
           ELECTRIC UTILITIES - 3.7%
           Dominion Resources, Inc.............. 22,830     1,970,457
           Entergy Corp.........................  9,250       992,988
           FPL Group, Inc....................... 22,230     1,261,330
           PPL Corp.............................  7,500       350,925
           Public Service Enterprise Group, Inc.  5,230       459,089
                                                        -------------
                                                                       5,034,789
                                                        -------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
           Cooper Industries, Ltd. - Class A....  3,450       196,961
                                                        -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                   SHARES   (NOTE 2)
       ------------------------------------------------------------------

       ENERGY EQUIPMENT & SERVICES - 0.4%
       Noble Corp...................................  6,080 $     592,922
                                                            -------------
       FINANCIAL - DIVERSIFIED - 15.4%
       American Express Co.......................... 22,650     1,385,727
       Citigroup, Inc............................... 76,850     3,941,637
       Fannie Mae................................... 41,510     2,711,848
       Franklin Resources, Inc......................  7,170       949,810
       Freddie Mac.................................. 12,090       733,863
       Goldman Sachs Group, Inc. (The).............. 13,940     3,021,495
       Lehman Brothers Holdings, Inc................ 14,190     1,057,439
       Mellon Financial Corp........................ 27,480     1,209,120
       Merrill Lynch & Co., Inc..................... 10,300       860,874
       PNC Financial Services Group, Inc............ 20,990     1,502,464
       Prudential Financial, Inc....................  1,370       133,205
       State Street Corp............................  9,630       658,692
       UBS AG....................................... 41,228     2,459,336
                                                            -------------
                                                                      20,625,510
                                                            -------------
       FOOD PRODUCTS - 1.9%
       Kellogg Co................................... 25,530     1,322,199
       Nestle S.A...................................  3,272     1,240,076
                                                            -------------
                                                                       2,562,275
                                                            -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 2.3%
       Johnson & Johnson............................ 51,310     3,161,722
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 1.7%
       UnitedHealth Group, Inc...................... 11,990       613,169
       WellPoint, Inc.*............................. 21,840     1,743,487
                                                            -------------
                                                                       2,356,656
                                                            -------------
       HOMEBUILDERS - 0.3%
       Toll Brothers, Inc.*......................... 15,640       390,687
                                                            -------------
       HOTELS, RESTAURANTS & LEISURE - 0.8%
       Royal Caribbean Cruises, Ltd................. 25,560     1,098,569
                                                            -------------
       HOUSEHOLD PRODUCTS - 1.7%
       Procter & Gamble Co. (The)................... 36,920     2,259,135
                                                            -------------
       INDUSTRIAL - DIVERSIFIED - 1.2%
       General Electric Co.......................... 18,410       704,735
       Rockwell Automation, Inc..................... 12,630       877,027
                                                            -------------
                                                                       1,581,762
                                                            -------------
       INSURANCE - 7.9%
       AFLAC, Inc................................... 11,430       587,502
       Allstate Corp. (The)......................... 75,770     4,660,613
       Chubb Corp. (The)............................ 24,190     1,309,646
       Genworth Financial, Inc. - Class A........... 56,580     1,946,352
       Hartford Financial Services Group, Inc. (The) 21,570     2,124,861
                                                            -------------
                                                                      10,628,974
                                                            -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    --------------------------------------------------------------------------
                                                                           VALUE
    SECURITY DESCRIPTION                               SHARES   (NOTE 2)
    --------------------------------------------------------------------------

    IT CONSULTING & SERVICES - 1.1%
    Accenture, Ltd. - Class A......................... 33,400 $   1,432,526
                                                              -------------
    MACHINERY - 1.5%
    Deere & Co........................................ 12,250     1,479,065
    Eaton Corp........................................  3,370       313,410
    Timken Co. (The)..................................  5,840       210,882
                                                              -------------
                                                                       2,003,357
                                                              -------------
    MEDIA - 1.5%
    Citadel Broadcasting Corp.........................  1,259         8,119
    EW Scripps Co.....................................  5,880       268,657
    New York Times Co. - Class A......................  7,940       201,676
    Viacom, Inc. - Class A*........................... 23,985       998,496
    Walt Disney Co. (The)............................. 16,510       563,651
                                                              -------------
                                                                       2,040,599
                                                              -------------
    OIL & GAS - 12.3%
    Apache Corp....................................... 14,550     1,187,134
    Chevron Corp...................................... 10,714       902,547
    ConocoPhillips.................................... 30,730     2,412,305
    Devon Energy Corp................................. 20,390     1,596,333
    EOG Resources, Inc................................ 12,760       932,246
    Exxon Mobil Corp.................................. 44,340     3,719,239
    Hess Corp......................................... 25,900     1,527,064
    Royal Dutch Shell Plc (ADR).......................  9,050       734,860
    Total S.A. (ADR).................................. 42,770     3,463,515
                                                              -------------
                                                                      16,475,243
                                                              -------------
    PAPER & FOREST PRODUCTS - 0.1%
    Bowater, Inc......................................  3,500        87,325
                                                              -------------
    PHARMACEUTICALS - 4.5%
    Abbott Laboratories...............................  8,490       454,640
    Eli Lilly & Co.................................... 19,040     1,063,955
    GlaxoSmithKline Plc............................... 26,760       700,292
    Merck & Co., Inc.................................. 27,630     1,375,974
    Wyeth............................................. 42,960     2,463,326
                                                              -------------
                                                                       6,058,187
                                                              -------------
    RETAIL - MULTILINE - 2.2%
    CVS Caremark Corp................................. 29,058     1,059,164
    Macy's, Inc....................................... 48,570     1,932,115
                                                              -------------
                                                                       2,991,279
                                                              -------------
    RETAIL - SPECIALTY - 2.4%
    Hanesbrands, Inc.*................................  2,727        73,711
    Lowe's Cos., Inc..................................  8,280       254,113
    NIKE, Inc. - Class B.............................. 31,930     1,861,200
    Sherwin-Williams Co...............................  8,620       572,972
    Staples, Inc...................................... 22,380       531,077
                                                              -------------
                                                                       3,293,073
                                                              -------------

  ----------------------------------------------------------------------------
                                                                           VALUE
  SECURITY DESCRIPTION                                 SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  ROAD & RAIL - 1.1%
  Burlington Northern Santa Fe Corp.................     13,770 $   1,172,378
  Norfolk Southern Corp.............................      5,650       297,020
                                                                -------------
                                                                       1,469,398
                                                                -------------
  SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.4%
  Intel Corp........................................     77,590     1,843,538
                                                                -------------
  SOFTWARE - 1.6%
  Oracle Corp.*.....................................    106,700     2,103,057
                                                                -------------
  TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.2%
  Embarq Corp.......................................     12,773       809,425
  Sprint Nextel Corp................................     65,250     1,351,327
  Telus Corp........................................      3,150       185,852
  Verizon Communications, Inc.......................     14,550       599,024
                                                                -------------
                                                                       2,945,628
                                                                -------------
  TELECOMMUNICATION SERVICES - WIRELESS - 1.4%
  AT&T, Inc.........................................     10,450       433,675
  Vodafone Group Plc................................    417,995     1,405,095
                                                                -------------
                                                                       1,838,770
                                                                -------------
  TOBACCO - 3.5%
  Altria Group, Inc.................................     66,250     4,646,775
                                                                -------------
  TRADING COMPANIES & DISTRIBUTORS - 0.9%
  W.W. Grainger, Inc................................     12,580     1,170,569
                                                                -------------
  Total Common Stocks
  (Cost $109,826,349)                                             132,201,802
                                                                -------------

  SHORT-TERM INVESTMENT - 1.8%
  COMMERICAL PAPER - 1.8%
  CRC Funding LLC 5.360%, due 07/02/07 (Cost -
  $2,397,643)                                        $2,398,000     2,397,643
                                                                -------------

  TOTAL INVESTMENTS - 100.3% (Cost $112,223,992)                  134,599,445
                                                                -------------

  Other Assets and Liabilities (net) - (0.3)%                        (348,642)
                                                                -------------

  TOTAL NET ASSETS - 100.0%                                     $ 134,250,803
                                                                =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

ADR - American Depositary Receipt

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007 (UNAUDITED)

MFS(R) VALUE PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $134,599,445
   Cash                                                                           696
   Receivable for investments sold                                            140,528
   Receivable for Trust shares sold                                           129,177
   Dividends receivable                                                       226,034
                                                                         ------------
     Total assets                                                         135,095,880
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    147,021
     Trust shares redeemed                                                    493,345
     Investment advisory fee payable (Note 3)                                  79,867
     Administration fee payable                                                 2,009
     Custodian and accounting fees payable                                     56,860
   Accrued expenses                                                            65,975
                                                                         ------------
     Total liabilities                                                        845,077
                                                                         ------------
NET ASSETS                                                               $134,250,803
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $107,055,230
   Accumulated net realized gain                                            3,901,778
   Unrealized appreciation on investments and foreign currency             22,375,721
   Undistributed net investment income                                        918,074
                                                                         ------------
     Total                                                               $134,250,803
                                                                         ============
NET ASSETS
   Class A                                                               $134,250,803
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  8,894,788
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      15.09
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost                                                    $112,223,992

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)


MFS(R) VALUE PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $1,399,617
   Interest                                                                   53,016
                                                                          ----------
       Total investment income                                             1,452,633
                                                                          ----------
EXPENSES:
   Investment advisory fee (Note 3)                                          438,576
   Administration fees                                                         6,028
   Deferred expense reimbursement                                             14,252
   Custody and accounting fees                                                40,853
   Transfer agent fees                                                         3,112
   Audit                                                                      12,043
   Legal                                                                       7,141
   Trustee fees and expenses                                                   4,215
   Shareholder reporting                                                      12,240
   Insurance                                                                   2,495
   Other                                                                       1,190
                                                                          ----------
       Total expenses                                                        542,145
                                                                          ----------
   Net investment income                                                     910,488
                                                                          ----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on:
       Investments                                                         4,015,904
                                                                          ----------
   Net realized gain on investments                                        4,015,904
                                                                          ----------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                         4,462,455
       Foreign currency                                                         (408)
                                                                          ----------
   Net change in unrealized appreciation on investments and foreign
       currency                                                            4,462,047
                                                                          ----------
   Net realized and change in unrealized gain on investments and
       foreign currency                                                    8,477,951
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $9,388,439
                                                                          ==========

-------------------------------------------------------------------------------------
(1)Dividend income is net withholding taxes of:                           $   25,775

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2007 (UNAUDITED)

MFS(R) VALUE PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2007 December 31,

(Unaudited) 2006
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    910,488  $  1,276,261
   Net realized gain on investments and foreign currency                    4,015,904     6,663,986
   Net change in unrealized appreciation on investments and foreign
       currency                                                             4,462,047     9,705,328
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                     9,388,439    17,645,575
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                     (786)   (1,271,877)
   From net realized gains
     Class A                                                               (2,376,175)   (4,729,373)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                 (2,376,961)   (6,001,250)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                               23,656,432    27,866,602
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                2,376,961     6,001,250
   Cost of shares repurchased
     Class A                                                               (6,910,147)  (16,053,852)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions              19,123,246    17,814,000
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                               26,134,724    29,458,325
   Net assets at beginning of period                                      108,116,079    78,657,754
                                                                         ------------  ------------
   Net assets at end of period                                           $134,250,803  $108,116,079
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $    918,074  $      8,372
                                                                         ============  ============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                        CLASS A
MFS(R) VALUE PORTFOLIO
------------------------------------------------------------
                                                             FOR THE PERIOD
                                                                 ENDED             FOR THE YEARS ENDED DECEMBER
31,
                                                                   JUNE 30, 2007
---------------------------------------------
                                                              (UNAUDITED)      2006       2005    2004++
2003++   2002++
                                                             -------------- ------     ------     ------  ------
-------

NET ASSET VALUE, BEGINNING OF PERIOD........................     $14.24     $12.44     $12.32     $10.83  $ 8.80
$ 10.83
                                                                 ------     ------     ------     ------  ------
-------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.......................................       0.11 (a)   0.20 (a)   0.17 (a)   0.14
0.13     0.12
Net Realized/Unrealized Gain (Loss) on Investments..........       1.02       2.45       0.63       1.59
2.04    (1.53)
                                                                 ------     ------     ------     ------  ------
-------
Total from Investment Operations............................       1.13       2.65       0.80       1.73
2.17    (1.41)
                                                                 ------     ------     ------     ------  ------
-------
LESS DISTRIBUTIONS
Dividends from Net Investment Income........................      (0.00)+    (0.18)     (0.15)     (0.14)
(0.14)   (0.21)
Distributions from Net Realized Capital Gains...............      (0.28)     (0.67)     (0.53)     (0.10)
--    (0.41)
                                                                 ------     ------     ------     ------  ------
-------
Total Distributions.........................................      (0.28)     (0.85)     (0.68)     (0.24)
(0.14)   (0.62)
                                                                 ------     ------     ------     ------  ------
-------
NET ASSET VALUE, END OF PERIOD..............................     $15.09     $14.24     $12.44     $12.32  $10.83
$  8.80
                                                                 ======     ======     ======     ======  ======
=======
TOTAL RETURN                                                       8.00%     21.33%      6.44%     15.97%
24.61%  (13.14)%
Ratio of Expenses to Average Net Assets.....................       0.90%*     1.00%      0.99%      1.00%
1.00%    1.00 %
Ratio of Expenses to Average Net Assets Before Reimbursement
  and Rebates...............................................       0.90%*     1.02%      1.00%      1.14%
1.08%    1.13 %
Ratio of Net Investment Income to Average Net Assets........       1.51%*     1.46%      1.36%      1.30%
1.44%    1.38 %
Portfolio Turnover Rate.....................................       11.5%      39.2%      23.0%      47.0%
57.0%    60.0 %
Net Assets, End of Period (in millions).....................     $134.3     $108.1      $79.0      $47.0
$40.0    $31.0

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period. ++ Audited by other Independent Registered Public Accounting Firm.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2007, the Portfolio included in this report is MFS(R) Value Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2007 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory, LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Massachusetts Financial Services Company, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                         Management Fees
                        earned by Manager
                       for the period ended
Portfolio                 June 30, 2007     % per annum     Average Daily Assets
---------              -------------------- ----------- -----------------------------

MFS(R) Value Portfolio       $438,576          0.725%   First $250 Million

                                               0.675%   $250 Million to $1.25 Billion

                                                0.60%   $1.25 Billion to $1.5 Billion

                                                0.50%   Over $1.5 Billion

State Street Bank and Trust Company provides custodian and administration services to the Trust. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the new transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust. Prior to April 30, 2007, State Street Bank and Trust Company served as transfer agent to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                         Maximum Expense Ratio
                                         under current Expense
                                         Limitation Agreement
                                        ---------------------
                 Portfolio              Class A Class B Class E
                 ---------              ------- ------- -------

                 MFS(R) Value Portfolio  1.00%   1.25%*  1.15%*

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the period ended June 30, 2007.


                         MFS(R) Value Portfolio $14,252

All prior subsidies have been repaid to the Manager.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2007 (UNAUDITED)


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                           Shares Issued
                                              Through                Net Increase
                       Beginning  Shares     Dividend      Shares     in Shares    Ending
                        Shares     Sold    Reinvestment  Repurchased Outstanding   Shares
-                      --------- --------- ------------- ----------- ------------ ---------

MFS(R) Value Portfolio

 Class A

 06/30/2007            7,593,967 1,603,113    160,497      (462,789)  1,300,821   8,894,788
 12/31/2006            6,321,249 2,047,062    421,100    (1,195,444)  1,272,718   7,593,967

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2007 were as follows:

                                 Purchases                        Sales
                       ------------------------------ ------------------------------
                       U.S. Government Non-Government U.S. Government
Non-Government
                       --------------- -------------- --------------- --------------

MFS(R) Value Portfolio       $--        $31,281,649         $--        $13,828,814

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                          Federal       Gross         Gross
                         Income Tax   Unrealized    Unrealized   Net Unrealized
 Portfolio                  Cost     Appreciation (Depreciation)  Appreciation
 ---------              ------------ ------------ -------------- --------------

 MFS(R) Value Portfolio $112,223,992 $22,767,139    $(391,686)    $22,375,453

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                          Ordinary Income    Long-Term Capital Gain         Total
                       --------------------- ---------------------  ---------------------
                          2006       2005       2006        2005       2006       2005
                       ---------- ---------- ----------  ---------- ---------- ----------

MFS(R) Value Portfolio $1,505,763 $1,312,624 $4,495,487 $2,691,799 $6,001,250
$4,004,423


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                         Undistributed Undistributed Net
                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                          Income         Gain      Appreciation   and Deferrals       Total
                       ------------- ------------- ------------ ------------------ -----------

MFS(R) Value Portfolio   $146,148     $2,230,804   $17,807,143         $--         $20,184,095

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2007 (UNAUDITED)



8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

[LOGO OF METLIFE]

                                                              DECEMBER 31, 2006

METROPOLITAN SERIES FUND, INC.
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

Annual Report

LETTER FROM THE PRESIDENT


February 2007

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

/s/ Elizabeth Forget
------------------------------------
Elizabeth Forget
President, Metropolitan Series Fund, Inc.

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

MANAGED BY HARRIS ASSOCIATES, L.P.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2006, the Class A shares of the Harris Oakmark Large Cap Value Portfolio returned 18.1%, compared to its benchmark, the Russell 1000 Value Index,/1/ which returned 22.3%. The average return of its peer group, the Lipper Variable Insurance Products Large Cap Value Funds Universe,/2/ was 19.0% over the same period.

PORTFOLIO REVIEW
For the second straight quarter, absolute equity returns were highly satisfactory to us, and we view the recent trend as encouraging. Most importantly, we believe the market is more properly rewarding those businesses that have impressed us the most--those with sturdy positions in their industries, as well as strong cash flows and balance sheets. While investor sentiment toward the U.S. equity market seems to have improved in recent months, it is far from ebullient. In fact, the spotlight continues to shine more brightly on many of the riskiest investments, including low-rated bonds, illiquid/over-leveraged private investments, and certain exotic financial instruments.

At December 31, 2006, the Portfolio held 54 securities across a variety of industries. During the year, we initiated positions in THE COCA-COLA COMPANY, DELL, MEDTRONIC, and SCHERING-PLOUGH. COCA-COLA, known best for its flagship beverage Coke, sells approximately 400 drink brands throughout the world. Additionally, though COCA-COLA does no bottling itself, the firm owns roughly 36% of COCA-COLA ENTERPRISES, the largest Coke bottler in the world. DELL provides computer solutions to both consumers and businesses. The firm is one of the world's direct sellers of computers and related equipment, and also has a services unit that offers system integration, training, and computer support. SCHERING-PLOUGH develops and markets prescription and over-the-counter drugs, along with personal care and animal health products. The company is best known for its allergy medications, Clarinex and Nasonex, but also specializes in anti-infective and cancer drugs.

Earlier this year, WESTERN UNION was spun off from FIRST DATA CORPORATION, and became a Portfolio holding. WESTERN UNION has transformed itself from specializing in communication services (providing telegraph services and telegrams worldwide) to now being primarily a financial services firm that provides credit and money transfer services to both businesses and individuals across the globe.

Other changes in the Portfolio during the year include BURLINGTON RESOURCES being purchased by CONOCOPHILLIPS, which is now held in the Portfolio. Also, LIBERTY MEDIA CORPORATION split into two separate entities in May: LIBERTY CAPITAL GROUP and LIBERTY INTERACTIVE GROUP. As LIBERTY MEDIA CORPORATION itself is no longer a publicly traded entity, both of these new replacement stocks were held in the Portfolio in its place.

We eliminated our positions in COCA-COLA ENTERPRISES and KNIGHT-RIDDER during the period.

DIRECTV GROUP, COMCAST, and MCDONALD'S had the most positive impact on performance during the period. Despite posting moderate growth, DIRECTV GROUP performed well due to its higher end customer base. Earnings on current subscriptions increased, but total growth in new customers was less than that of other competitors in the industry.

COMCAST'S strong subscriber growth led to growing revenues, profitability, and free cash flow generation. In our view, the firm's triple play offering (cable, internet, and voice) led to improved fundamentals.

MCDONALD'S was a strong performer for the year as the company's successful turnaround led to higher earnings and multiple expansion.

DELL, PULTE HOMES, and INTEL had the most negative impact on performance during the period. During the year, DELL reported that earnings were down over 10% from the previous year, which was a disappointment. However, despite some degree of negative sentiment regarding the ongoing SEC investigation of late, DELL reported better than expected earnings for the fourth quarter. Sales continue to be strong in overseas markets. The company also made major improvements in its customer service areas.

PULTE HOMES reported recent results with earnings down sharply. High inventory levels, elevated cancellation rates, and a general lack of buyer confidence continue to weigh on new home demand.

INTEL was down slightly at the end of the year, but reported encouraging financial results. Server sales were strong and the company has gained share from ADVANCED MICRO DEVICES with sales of its Core2 Duo processors.

--------
* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.
1 The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.
2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                     MSF-2

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO



                       A $10,000 INVESTMENT COMPARED TO
                         THE RUSSELL 1000 VALUE INDEX

                                             HARRIS OAKMARK LARGE
                                             CAP VALUE PORTFOLIO  RUSSELL 1000
                                                   CLASS A        VALUE INDEX
                                             -------------------- ------------
11/9/1998                                           10,000           10,000
Dec-98                                               9,730           10,443
Dec-99                                               9,059           11,210
Dec-00                                              10,185           11,996
Dec-01                                              12,057           11,326
Dec-02                                              10,349            9,568
Dec-03                                              12,988           12,441
Dec-04                                              14,471           14,493
Dec-05                                              14,271           15,515
Dec-06                                              16,856           18,967

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                     HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
                     ----------------------------------------       RUSSELL 1000
                           CLASS A   CLASS B   CLASS E              VALUE INDEX
                           -------   -------   -------              ------------
1 Year                      18.1%     17.8%     17.9%                   22.3%
5 Years                      6.9       N/A       6.8                    10.9
Since Inception              6.6      10.5       6.9                     8.2
--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2006


                                 TOP HOLDINGS

                                                           % OF TOTAL
                                                           NET ASSETS
                                                           ----------
             MCDONALD'S CORP.........................         3.1%
             YUM! BRANDS, INC........................         2.7%
             TIME WARNER, INC........................         2.6%
             HARLEY-DAVIDSON, INC....................         2.4%
             WASHINGTON MUTUAL, INC..................         2.4%
             JPMORGAN CHASE & CO.....................         2.3%
             CITIGROUP, INC..........................         2.3%
             RAYTHEON CO.............................         2.3%
             VIACOM, INC. (CLASS B)..................         2.1%
             BAXTER INTERNATIONAL, INC...............         2.1%


                                  TOP SECTORS

                                                           % OF EQUITY
                                                           MARKET VALUE
                                                           ------------
           CONSUMER DISCRETIONARY..................           40.5%
           FINANCIALS..............................           14.4%
           INFORMATION TECHNOLOGY..................           14.1%
           CONSUMER STAPLES........................           12.3%
           HEALTH CARE.............................            9.4%
           INDUSTRIALS.............................            7.7%
           ENERGY..................................            1.6%

                                     MSF-3

METROPOLITAN SERIES FUND, INC.

SHAREHOLDER EXPENSE EXAMPLE


As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as "expenses") of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                                                                        DURING PERIOD*
                                                              BEGINNING      ENDING      JULY 1, 2006
                                                 ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE       TO
                                                  EXPENSE      JULY 1,    DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                          RATIO        2006          2006           2006
---------                                        ---------- ------------- ------------- --------------

Harris Oakmark Large Cap
 Value--Class A.................... Actual          0.78%     $1,000.00     $1,143.10       $4.21
                                    Hypothetical    0.78%     $1,000.00     $1,021.23       $3.97

Harris Oakmark Large Cap
 Value--Class B.................... Actual          1.03%     $1,000.00     $1,142.20       $5.56
                                    Hypothetical    1.03%     $1,000.00     $1,019.95       $5.24

Harris Oakmark Large Cap
 Value--Class E.................... Actual          0.93%     $1,000.00     $1,142.90       $5.02
                                    Hypothetical    0.93%     $1,000.00     $1,020.46       $4.74

--------
* Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

                                     MSF-4

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

COMMON STOCK--90.9% OF TOTAL NET ASSETS


SECURITY DESCRIPTION                                      SHARES      VALUE*
-------------------------------------------------------------------------------

AEROSPACE & DEFENSE--3.9%
Honeywell International, Inc............................   254,450 $ 11,511,318
Raytheon Co.............................................   308,000   16,262,400
                                                                   ------------
                                                                     27,773,718
                                                                   ------------

AUTOMOBILES--2.4%
Harley-Davidson, Inc....................................   249,300   17,568,171
                                                                   ------------

BEVERAGES--6.1%
Anheuser-Busch Cos., Inc................................   256,900   12,639,480
Diageo, Plc. (ADR)......................................   153,200   12,150,292
InBev NV(EUR)...........................................   198,100   13,052,676
The Coca-Cola Co........................................   129,000    6,224,250
                                                                   ------------
                                                                     44,066,698
                                                                   ------------

BUILDING PRODUCTS--1.8%
Masco Corp..............................................   425,500   12,709,685
                                                                   ------------

CAPITAL MARKETS-- 1.3%
The Bank of New York Co., Inc...........................   240,300    9,460,611
                                                                   ------------

COMMERCIAL BANKS--2.1%
U.S. Bancorp............................................   414,800   15,011,612
                                                                   ------------

COMPUTERS & PERIPHERALS-- 5.5%
Dell, Inc. (a)..........................................   501,500   12,582,635
Hewlett-Packard Co......................................   358,000   14,746,020
Sun Microsystems, Inc. (a).............................. 2,269,200   12,299,064
                                                                   ------------
                                                                     39,627,719
                                                                   ------------

DIVERSIFIED CONSUMER SERVICES--1.4%
H&R Block, Inc..........................................   447,000   10,298,880
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES--4.6%
Citigroup, Inc..........................................   293,700   16,359,090
JPMorgan Chase & Co.....................................   345,600   16,692,480
                                                                   ------------
                                                                     33,051,570
                                                                   ------------

FOOD & STAPLES RETAILING--1.9%
Wal-Mart Stores, Inc....................................   293,500   13,553,830
                                                                   ------------

FOOD PRODUCTS-- 3.2%
General Mills, Inc......................................   201,800   11,623,680
H.J. Heinz Co...........................................   253,750   11,421,287
                                                                   ------------
                                                                     23,044,967
                                                                   ------------

HEALTH CARE EQUIPMENT & SUPPLIES--3.2%
Baxter International, Inc...............................   330,800   15,345,812
Medtronic, Inc..........................................   144,800    7,748,248
                                                                   ------------
                                                                     23,094,060
                                                                   ------------

HOTELS, RESTAURANTS & LEISURE--5.8%
McDonald's Corp.........................................   498,000   22,076,340
Yum! Brands, Inc........................................   328,300   19,304,040
                                                                   ------------
                                                                     41,380,380
                                                                   ------------


HOUSEHOLD DURABLES-- 5.5%
Fortune Brands, Inc....................................... 160,200 $ 13,679,478
Pulte Homes, Inc.......................................... 394,600   13,069,152
The Black & Decker Corp................................... 160,600   12,843,182
                                                                   ------------
                                                                     39,591,812
                                                                   ------------

INDUSTRIAL CONGLOMERATES-- 1.3%
Tyco International, Ltd................................... 315,000    9,576,000
                                                                   ------------

INSURANCE--1.6%
Aflac, Inc................................................ 248,700   11,440,200
                                                                   ------------

INTERNET & CATALOG RETAIL--1.2%
Liberty Media Holding Corp.--Interactive (Class A) (a).... 412,225    8,891,693
                                                                   ------------

IT SERVICES--2.0%
First Data Corp........................................... 294,100    7,505,432
The Western Union Co...................................... 294,100    6,593,722
                                                                   ------------
                                                                     14,099,154
                                                                   ------------

LEISURE EQUIPMENT & PRODUCTS--0.6%
Mattel, Inc............................................... 174,000    3,942,840
                                                                   ------------

MEDIA--12.3%
Comcast Corp. (Special Class A) (a)....................... 204,600    8,568,648
Discovery Holding Co. (Class A) (a)....................... 129,100    2,077,219
EchoStar Communications Corp. (Class A) (a)............... 175,300    6,666,659
Gannett Co., Inc.......................................... 101,000    6,106,460
Liberty Media Holding Corp.--Capital (Series A) (a)....... 109,445   10,723,421
The DIRECTV Group, Inc. (a)............................... 267,572    6,673,246
The Walt Disney Co........................................ 397,700   13,629,179
Time Warner, Inc.......................................... 853,200   18,582,696
Viacom, Inc. (Class B) (a)................................ 376,000   15,427,280
                                                                   ------------
                                                                     88,454,808
                                                                   ------------

MULTILINE RETAIL--2.0%
Kohl's Corp. (a).......................................... 211,200   14,452,416
                                                                   ------------

OFFICE ELECTRONICS-- 1.4%
Xerox Corp................................................ 572,500    9,703,875
                                                                   ------------

OIL, GAS & CONSUMABLE FUELS--1.4%
ConocoPhillips............................................ 140,887   10,136,820
                                                                   ------------

PHARMACEUTICALS--5.3%
Abbott Laboratories....................................... 283,600   13,814,156
Bristol-Myers Squibb Co................................... 515,700   13,573,224
Schering-Plough Corp...................................... 450,000   10,638,000
                                                                   ------------
                                                                     38,025,380
                                                                   ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.0%
Intel Corp................................................ 682,500   13,820,625
Texas Instruments, Inc.................................... 510,500   14,702,400
                                                                   ------------
                                                                     28,523,025
                                                                   ------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     MSF-5

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

COMMON STOCK--(CONTINUED)



SECURITY DESCRIPTION                                       SHARES     VALUE*
-------------------------------------------------------------------------------

SPECIALTY RETAIL--5.6%
Limited Brands, Inc....................................... 430,200 $ 12,449,988
The Gap, Inc.............................................. 644,700   12,571,650
The Home Depot, Inc....................................... 369,400   14,835,104
                                                                   ------------
                                                                     39,856,742
                                                                   ------------

THRIFTS & MORTGAGE FINANCE--3.5%
MGIC Investment Corp...................................... 127,500    7,973,850
Washington Mutual, Inc.................................... 383,100   17,427,219
                                                                   ------------
                                                                     25,401,069
                                                                   ------------
Total Common Stock (Identified Cost $495,962,096).........          652,737,735
                                                                   ------------

SHORT TERM INVESTMENTS--9.1%
                                                          FACE
SECURITY DESCRIPTION                                     AMOUNT       VALUE*
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT--9.1%
State Street Repurchase Agreement dated 12/29/06 at
 1.700% to be repurchased at $65,036,282 on 01/02/07,
 collateralized by $70,780,000 U.S. Treasury
 Note 3.625% due 05/15/13 with a value of $66,977,769. $65,024,000 $ 65,024,000
                                                                   ------------
Total Short Term Investments (Identified Cost
 $65,024,000).........................................               65,024,000
                                                                   ------------
Total Investments--100.0% (Identified Cost
 $560,986,096) (b)....................................              717,761,735
Other assets less liabilities.........................                  255,506
                                                                   ------------
TOTAL NET ASSETS--100%................................             $718,017,241
                                                                   ============
--------
(a)    NON-INCOME PRODUCING.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2006 WAS $561,120,686 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $163,273,443 AND $(6,632,394), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(EUR)--EURO


               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     MSF-6

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2006

ASSETS
 Investments at value..................................            $717,761,735
 Cash..................................................                     819
 Receivable for:
   Securities sold.....................................                 138,155
   Fund shares sold....................................               1,134,722
   Accrued interest and dividends......................                 930,816
   Foreign taxes.......................................                  12,547
                                                                   ------------
    Total Assets.......................................             719,978,794
LIABILITIES
 Payable for:
   Fund shares redeemed................................ $1,347,238
 Accrued expenses:
   Management fees.....................................    432,487
   Service and distribution fees.......................     49,441
   Other expenses......................................    132,387
                                                        ----------
    Total Liabilities..................................               1,961,553
                                                                   ------------
NET ASSETS.............................................            $718,017,241
                                                                   ============
 Net assets consists of:
   Capital paid in.....................................            $535,518,752
   Undistributed net investment income.................               5,282,600
   Accumulated net realized gains......................              20,439,533
   Unrealized appreciation on investments and foreign
    currency...........................................             156,776,356
                                                                   ------------
NET ASSETS.............................................            $718,017,241
                                                                   ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($428,202,909 divided by 27,911,955 shares
 outstanding)..........................................            $      15.34
                                                                   ============
CLASS B
Net asset value and redemption price per share
 ($154,330,111 divided by 10,113,558 shares
 outstanding)..........................................            $      15.26
                                                                   ============
CLASS E
Net asset value and redemption price per share
 ($135,484,221 divided by 8,866,796 shares
 outstanding)..........................................            $      15.28
                                                                   ============
Identified cost of investments.........................            $560,986,096
                                                                   ============
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
 Dividends........................................              $ 10,203,087(a)
 Interest.........................................                   616,019
                                                                ------------
                                                                  10,819,106
EXPENSES
 Management fees.................................. $ 4,550,752
 Service and distribution fees--Class B...........     318,033
 Service and distribution fees--Class E...........     197,844
 Directors' fees and expenses.....................      23,102
 Custodian........................................     123,297
 Audit and tax services...........................      27,529
 Legal............................................      11,772
 Printing.........................................     223,598
 Insurance........................................      11,039
 Miscellaneous....................................       5,420
                                                   -----------
 Total expenses...................................   5,492,386
 Expense reductions...............................     (10,735)    5,481,651
                                                   -----------  ------------
NET INVESTMENT INCOME.............................                 5,337,455
                                                                ------------
REALIZED AND UNREALIZED GAIN
Realized gain (loss) on:
 Investments--net.................................  22,787,884
 Foreign currency transactions--net...............      (2,188)   22,785,696
                                                   -----------
Unrealized appreciation on:
 Investments--net.................................  79,532,282
 Foreign currency transactions--net...............         717    79,532,999
                                                   -----------  ------------
Net gain..........................................               102,318,695
                                                                ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS........              $107,656,150
                                                                ============
--------
(a)NET OF FOREIGN TAXES OF $17,746.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     MSF-7

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                       YEAR ENDED    YEAR ENDED
                                                      DECEMBER 31,  DECEMBER 31,
                                                          2006          2005
                                                      ------------  ------------
FROM OPERATIONS
 Net investment income............................... $  5,337,455  $  4,408,275
 Net realized gain...................................   22,785,696    12,091,507
 Unrealized appreciation (depreciation)..............   79,532,999   (24,104,899)
                                                      ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...  107,656,150    (7,605,117)
                                                      ------------  ------------
 FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..........................................   (2,908,650)   (2,367,986)
    Class B..........................................     (650,225)     (345,158)
    Class E..........................................     (857,581)     (787,432)
                                                      ------------  ------------
 TOTAL DISTRIBUTIONS.................................   (4,416,456)   (3,500,576)
                                                      ------------  ------------
 INCREASE IN NET ASSETS FROM CAPITAL SHARE
   TRANSACTIONS......................................   13,117,750    80,620,910
                                                      ------------  ------------
 TOTAL INCREASE IN NET ASSETS........................  116,357,444    69,515,217

NET ASSETS
 Beginning of the period.............................  601,659,797   532,144,580
                                                      ------------  ------------
 End of the period................................... $718,017,241  $601,659,797
                                                      ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
 End of the period................................... $  5,282,600  $  4,374,524
                                                      ============  ============

OTHER INFORMATION:
CAPITAL SHARES

   Transactions in capital shares were as follows:

                                   YEAR ENDED                 YEAR ENDED
                               DECEMBER 31, 2006           DECEMBER 31, 2005
                           -------------------------  --------------------------
                             SHARES          $           SHARES          $
                           ----------  -------------  -----------  -------------
CLASS A
 Sales....................  8,376,893  $ 116,488,433   11,878,287  $ 155,829,206
 Reinvestments............    214,502      2,908,650      187,341      2,367,986
 Redemptions.............. (7,853,759)  (108,053,619) (10,444,752)  (136,809,125)
                           ----------  -------------  -----------  -------------
 Net increase.............    737,636  $  11,343,464    1,620,876  $  21,388,067
                           ==========  =============  ===========  =============
CLASS B
 Sales....................  3,398,940  $  46,799,383    5,802,518  $  75,344,107
 Reinvestments............     48,094        650,225       27,415        345,158
 Redemptions.............. (1,644,391)   (22,600,352)    (760,700)    (9,854,984)
                           ----------  -------------  -----------  -------------
 Net increase.............  1,802,643  $  24,849,256    5,069,233  $  65,834,281
                           ==========  =============  ===========  =============
CLASS E
 Sales....................    719,505  $   9,911,834    1,460,773  $  18,989,749
 Reinvestments............     63,431        857,581       62,495        787,432
 Redemptions.............. (2,480,095)   (33,844,385)  (2,026,432)   (26,378,619)
                           ----------  -------------  -----------  -------------
 Net decrease............. (1,697,159) $ (23,074,970)    (503,164) $  (6,601,438)
                           ==========  =============  ===========  =============
 Increase derived from
   capital share
   transactions...........             $  13,117,750               $  80,620,910
                                       =============               =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     MSF-8

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                        CLASS A
                                    -----------------------------------------------
                                                YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------
                                      2006      2005      2004      2003     2002
                                    --------  --------  --------  -------- --------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................ $  13.09  $  13.37  $  12.06  $   9.61 $  11.56
                                    --------  --------  --------  -------- --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.............     0.12      0.11      0.10      0.07     0.06
 Net realized and unrealized gain
   (loss) of investments...........     2.24     (0.30)     1.27      2.38    (1.66)
                                    --------  --------  --------  -------- --------
 Total from investment operations..     2.36     (0.19)     1.37      2.45    (1.60)
                                    --------  --------  --------  -------- --------
LESS DISTRIBUTIONS
 Distributions from net investment
   income..........................    (0.11)    (0.09)    (0.06)     0.00    (0.09)
 Distributions from net realized
   capital gains...................     0.00      0.00      0.00      0.00    (0.16)
 Distributions in excess of net
   realized capital gains..........     0.00      0.00      0.00      0.00    (0.10)
                                    --------  --------  --------  -------- --------
 Total distributions...............    (0.11)    (0.09)    (0.06)     0.00    (0.35)
                                    --------  --------  --------  -------- --------
NET ASSET VALUE, END OF PERIOD..... $  15.34  $  13.09  $  13.37  $  12.06 $   9.61
                                    ========  ========  ========  ======== ========
TOTAL RETURN (%)...................     18.1      (1.4)     11.4      25.5    (14.2)
Ratio of operating expenses to
 average net assets before expense
 reductions (%)....................     0.79      0.78      0.79      0.83     0.83
Ratio of operating expenses to
 average net assets after expense
 reductions (%) (d)................     0.79      0.78      0.78      0.81     0.82
Ratio of net investment income to
 average net assets (%)............     0.93      0.86      0.80      0.70     0.68
Portfolio turnover rate (%)........       14        13        16        13       30
Net assets, end of period (000).... $428,203  $355,707  $341,632  $296,728 $228,544

                                                         CLASS B
                                     -------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                     -------------------------------------------
                                       2006      2005      2004    2003  2002/(A)/
                                     --------  --------  -------  ------ --------
NET ASSET VALUE, BEGINNING OF PERIOD $  13.02  $  13.31  $ 12.01  $ 9.59  $ 9.96
                                     --------  --------  -------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..............     0.09      0.06     0.05    0.02    0.01
 Net realized and unrealized gain
   (loss) of investments............     2.22     (0.28)    1.29    2.40   (0.38)
                                     --------  --------  -------  ------  ------
 Total from investment operations...     2.31     (0.22)    1.34    2.42   (0.37)
                                     --------  --------  -------  ------  ------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...........................    (0.07)    (0.07)   (0.04)   0.00    0.00
                                     --------  --------  -------  ------  ------
 Total distributions................    (0.07)    (0.07)   (0.04)   0.00    0.00
                                     --------  --------  -------  ------  ------
NET ASSET VALUE, END OF PERIOD...... $  15.26  $  13.02  $ 13.31  $12.01  $ 9.59
                                     ========  ========  =======  ======  ======
TOTAL RETURN (%)....................     17.8      (1.7)    11.2    25.2    (3.7)(b)
Ratio of operating expenses to
 average net assets before expense
 reductions (%).....................     1.04      1.03     1.04    1.08    1.08 (c)
Ratio of operating expenses to
 average net assets after expense
 reductions (%) (d).................     1.04      1.03     1.03    1.06    1.07 (c)
Ratio of net investment income to
 average net assets (%).............     0.68      0.66     1.07    0.55    0.61 (c)
Portfolio turnover rate (%).........       14        13       16      13      30
Net assets, end of period (000)..... $154,330  $108,214  $43,136  $1,138  $    9

--------
(a)COMMENCEMENT OF OPERATIONS WAS JULY 30, 2002 FOR CLASS B.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     MSF-9

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                        CLASS E
                                     ---------------------------------------------
                                                YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------
                                       2006      2005      2004     2003     2002
                                     --------  --------  --------  ------- -------
NET ASSET VALUE, BEGINNING OF PERIOD $  13.04  $  13.32  $  12.02  $  9.59 $ 11.55
                                     --------  --------  --------  ------- -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..............     0.12      0.09      0.07     0.04    0.09
 Net realized and unrealized gain
   (loss) of investments............     2.21     (0.30)     1.28     2.39   (1.71)
                                     --------  --------  --------  ------- -------
 Total from investment operations...     2.33     (0.21)     1.35     2.43   (1.62)
                                     --------  --------  --------  ------- -------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...........................    (0.09)    (0.07)    (0.05)    0.00   (0.08)
 Distributions from net realized
   capital gains....................     0.00      0.00      0.00     0.00   (0.16)
 Distributions in excess of net
   realized capital gains...........     0.00      0.00      0.00     0.00   (0.10)
                                     --------  --------  --------  ------- -------
 Total distributions................    (0.09)    (0.07)    (0.05)    0.00   (0.34)
                                     --------  --------  --------  ------- -------
NET ASSET VALUE, END OF PERIOD...... $  15.28  $  13.04  $  13.32  $ 12.02 $  9.59
                                     ========  ========  ========  ======= =======
TOTAL RETURN (%)                         17.9      (1.5)     11.3     25.3   (14.3)
Ratio of operating expenses to
 average net assets before expense
 reductions (%).....................     0.94      0.93      0.94     0.98    0.98
Ratio of operating expenses to
 average net assets after expense
 reductions (%) (a).................     0.94      0.93      0.93     0.96    0.97
Ratio of net investment income to
 average net assets (%).............     0.77      0.70      0.68     0.60    0.67
Portfolio turnover rate (%).........       14        13        16       13      30
Net assets, end of period (000)..... $135,484  $137,739  $147,376  $99,196 $24,936

--------
(a)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-10

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2006


1. SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the "Fund") is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Harris Oakmark Large Cap Value Portfolio (the "Portfolio") is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company, General American Life Insurance Company ("General American"), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the "Insurance Companies"), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio's shares may be divided into different classes. Currently, the classes being offered by the Harris Oakmark Large Cap Value Portfolio are named Class A, Class B and Class E. The classes of the Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

INVESTMENT VALUATION:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the "Board" or "Directors"). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

                                    MSF-11

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2006--(CONTINUED)



Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board's oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

REPURCHASE AGREEMENTS:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. It is the Portfolio's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

FOREIGN CURRENCY TRANSLATION:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at

                                    MSF-12

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2006--(CONTINUED)


the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

FUTURES CONTRACTS:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

OPTIONS:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

"WHEN-ISSUED" SECURITIES:

Purchasing securities "when-issued" is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

ESTIMATES AND ASSUMPTIONS:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                    MSF-13

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2006--(CONTINUED)



FEDERAL INCOME TAXES:

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Harris Oakmark Large Cap Value Portfolio had no capital loss carryovers as follows:

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

           ORDINARY INCOME    LONG TERM GAIN RETURN OF CAPITAL         TOTAL
        --------------------- -------------- ----------------- ---------------------
           2006       2005    2006    2005   2006     2005        2006       2005
        ---------- ---------- ----    ----   ----     ----     ---------- ----------
        $4,416,456 $3,500,576 $--     $--    $--      $--      $4,416,456 $3,500,576

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

     UNDISTRIBUTED UNDISTRIBUTED   UNREALIZED       LOSS
       ORDINARY      LONG TERM   APPRECIATION/  CARRYFORWARDS
        INCOME         GAIN      (DEPRECIATION) AND DEFERRALS    TOTAL
     ------------- ------------- -------------- ------------- ------------
      $5,282,600    $20,574,123   $156,641,766       $--      $182,498,489

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

EXPENSE REDUCTIONS:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2. PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the Harris Oakmark Large Cap Value Portfolio were as follows:

                    PURCHASES                       SALES
           ---------------------------   ---------------------------
           U.S. GOVERNMENT    OTHER      U.S. GOVERNMENT    OTHER
           --------------- -----------   --------------- -----------
                  $0       $86,594,867         $0        $81,748,185

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

INVESTMENT MANAGEMENT AGREEMENT:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

                                   MANAGEMENT
                                 FEES EARNED BY        ANNUAL
                                METLIFE ADVISERS     PERCENTAGE            BASED ON PORTFOLIOS
                               FOR THE YEAR ENDED  RATES PAID TO         AVERAGE DAILY NET ASSET
PORTFOLIO                      DECEMBER 31, 2006  METLIFE ADVISERS               LEVELS
---------                      ------------------ ---------------- ------------------------------------
Harris Oakmark Large Cap Value     $4,550,752          0.750%      Of the first $250 million
                                                       0.700%      On amounts in excess of $250 million

                                    MSF-14

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2006--(CONTINUED)



Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. Harris Associates, L.P. is compensated to provide subadvisory services for the Harris Oakmark Large Cap Value Portfolio.

SERVICE AND DISTRIBUTION FEES:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio's Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio's shares are calculated as a percentage of the Portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4. REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the "Company") and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.'s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company ("General American"). As previously reported, in May 2004, General American received a "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund's policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

5. RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                                    MSF-15

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Harris Oakmark Large Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Harris Oakmark Large Cap Value Portfolio (the 'Portfolio'), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Harris Oakmark Large Cap Value Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 19, 2007

                                    MSF-16

METROPOLITAN SERIES FUND, INC.

SHAREHOLDER VOTES


At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund's shareholders voted for the following proposals:

                                                                    FOR           AGAINST     ABSTAIN       TOTAL
                                                             ----------------- -------------- ------- -----------------
1. To elect Hugh C. McHaffie as a member of the Board of     1,162,507,515.434 36,975,992.620  0.000  1,199,483,508.054
   Directors of the Fund.

2. To elect Arthur G. Typermass as a member of the Board of  1,162,516,556.250 36,966,951.804  0.000  1,199,483,508.054
   Directors of the Fund.

3. To elect Steve A. Garban as a member of the Board of      1,162,529,651.302 36,953,856.752  0.000  1,199,483,508.054
   Directors of the Fund.

4. To elect Linda B. Strumpf as a member of the Board of     1,163,128,395.649 36,358,112.405  0.000  1,199,483,508.054
   Directors of the Fund.

5. To elect Michael S. Scott Morton as a member of the       1,162,548,688.911 36,934,810.143  0.000  1,199,483,508.054
   Board of Directors of the Fund.

6. To elect H. Jesse Arnelle as a member of the Board of     1,160,935,132.749 38,548,375.305  0.000  1,199,483,508.054
   Directors of the Fund.

7. To elect Nancy Hawthorne as a member of the Board of      1,163,057,994.683 36,425,513.371  0.000  1,199,483,508.054
   Directors of the Fund.

8. To elect John T. Ludes as a member of the Board of        1,162,429,534.962 37,053,973.092  0.000  1,199,483,508.054
   Directors of the Fund.

9. To elect Frances M. Hawk as a member of the Board of      1,163,069,195.905 36,414,312.149  0.000  1,199,483,508.054
   Directors of the Fund.

At a Special Meeting of Shareholders of Harris Oakmark Large Cap Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:


                                                                            FOR          AGAINST       ABSTAIN        TOTAL
                                                                       -------------- ------------- ------------- --------------
1. To revise the Fundamental Investment Restrictions relating to       41,915,053.143 1,236,429.725 1,004,890.890 44,156,373.758
   Borrowing.

2. To revise the Fundamental Investment Restrictions relating to       42,166,338.898 1,089,392.995  900,641.865  44,156,373.758
   Underwriting of Securities.

3. To revise the Fundamental Investment Restrictions relating to       42,213,095.529 1,057,758.225  885,520.004  44,156,373.758
   Issuance of Senior Securities.

4. To eliminate the Fundamental Investment Restrictions relating to    41,961,726.965 1,317,084.443  877,562.350  44,156,373.758
   Options.

5. To revise the Fundamental Investment Restrictions relating to       42,067,509.790 1,218,537.882  870,326.086  44,156,373.758
   Making Loans.

6. To revise the Fundamental Investment Restrictions relating to Real  42,240,022.137 1,042,073.704  874,277.917  44,156,373.758
   Estate.

7. To revise the Fundamental Investment Restrictions relating to       42,171,066.207 1,050,563.549  934,744.002  44,156,373.758
   Industry Concentration.

8. To eliminate the Fundamental Investment Restrictions relating to    42,134,126.113 1,111,608.903  910,638.742  44,156,373.758
   Foreign Securities.

9. To revise the Fundamental Investment Restrictions relating to       42,064,107.055 1,199,026.988  893,239.715  44,156,373.758
   Commodities.

                                    MSF-17

METROPOLITAN SERIES FUND, INC.

DIRECTORS AND OFFICERS


The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund's organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

INTERESTED DIRECTORS/(1)/

Each Director below is an "interested person" (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                 CURRENT                         PRINCIPAL OCCUPATIONS               FUND COMPLEX
                               POSITION(S)           POSITION(S) OVER PAST FIVE YEARS, INCLUDING      OVERSEEN BY
NAME, ADDRESS AND AGE           WITH FUND            HELD SINCE  OTHER DIRECTORSHIPS/(2)/            DIRECTOR/(3)/
--------------------- -----------------------------  ----------  ----------------------------------  -------------
 Elizabeth M. Forget    Director, Chairman of the       2006     President, Met Investors Advisory,       89
 Age: 40               Board, President and Chief                LLC; Trustee and President, Met
                            Executive Officer                    Investors Series Trust ("MIST");
                                                                 Executive Vice President, MetLife
                                                                 Investors Group, Inc.; Director
                                                                 and President (since 2006),
                                                                 MetLife Investment Funds
                                                                 Management LLC^; Director and
                                                                 Chairman of the Board (since
                                                                 2006), MetLife Investment Funds,
                                                                 Inc.^; President, Chief Executive
                                                                 Officer and Chair of the Board of
                                                                 Managers (since 2006), MetLife
                                                                 Advisers; Trustee and President
                                                                 (since 2005) Travelers Series
                                                                 Trust**; Director and President
                                                                 (since 2005), Travelers Asset
                                                                 Management International Company
                                                                 LLC*** and Travelers Investment
                                                                 Adviser, Inc.***

 Arthur G. Typermass            Director                1998     Formerly, Senior Vice President          39
 Age: 69                                                         and Treasurer, MetLife.

NON-INTERESTED DIRECTORS/(1)/

Each Director below is NOT an "interested person" (as defined by the 1940 Act) with respect to the Fund (collectively, the "Independent Directors").

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                 CURRENT                         PRINCIPAL OCCUPATIONS               FUND COMPLEX
                               POSITION(S)           POSITION(S) OVER PAST FIVE YEARS, INCLUDING      OVERSEEN BY
NAME, ADDRESS AND AGE           WITH FUND            HELD SINCE  OTHER DIRECTORSHIPS/(2)/            DIRECTOR/(3)/
--------------------- -----------------------------  ----------  ----------------------------------  -------------
 Steve A. Garban+               Director                1993     Formerly, Chief Financial Officer,       39
 Age: 69                                                         Senior Vice President Finance and
                                                                 Operations and Treasurer
                                                                 (Emeritus), The Pennsylvania State
                                                                 University.

 Linda B. Strumpf               Director                2000     Vice President and Chief                 39
 Age: 59                                                         Investment Officer, Ford
                                                                 Foundation.

 Michael S. Scott               Director                1993     Jay W. Forrester Professor of            39
 Morton+                                                         Management (Emeritus) at Sloan
 Age: 69                                                         School of Management, MIT.

 H. Jesse Arnelle               Director                2001     Counsel, Womble Carlyle Sandrie &        39
 Age: 73                                                         Rice; Director, Textron Inc.
                                                                 (global multi-industry company)*;
                                                                 formerly, Director, Gannet Co.
                                                                 Inc. (diversified news and
                                                                 information company)*; formerly,
                                                                 Director, Eastman Chemical Company
                                                                 (global chemical company)*;
                                                                 formerly, Director, Waste
                                                                 Management, Inc.*; Director,
                                                                 Armstrong Holdings Inc. (parent
                                                                 company of floor and ceiling
                                                                 products business)*; Director, FPL
                                                                 Group Inc. (public utility holding
                                                                 company)*; Director, URS
                                                                 Corporation (engineering design
                                                                 services firm)*.

                                    MSF-18

METROPOLITAN SERIES FUND, INC.

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                 CURRENT                         PRINCIPAL OCCUPATIONS               FUND COMPLEX
                               POSITION(S)           POSITION(S) OVER PAST FIVE YEARS, INCLUDING      OVERSEEN BY
NAME, ADDRESS AND AGE           WITH FUND            HELD SINCE  OTHER DIRECTORSHIPS/(2)/            DIRECTOR/(3)/
--------------------- -----------------------------  ----------  ----------------------------------  -------------
 Nancy Hawthorne                Director                2003     Director and Chairman of the             39
 Age: 55                                                         Board, Avid Technologies (computer
                                                                 software company)*; formerly,
                                                                 Board of Advisors, L. Knife &
                                                                 Sons, Inc. (beverage distributor);
                                                                 Chief Executive Officer,
                                                                 Clerestory LLC (corporate
                                                                 financial advisor); formerly,
                                                                 Trustee, New England Zenith Fund
                                                                 ("Zenith Fund")**; formerly, Chief
                                                                 Executive Officer and Managing
                                                                 Partner, Hawthorne, Krauss and
                                                                 Associates (corporate financial
                                                                 advisor); formerly, Chief
                                                                 Financial Officer and Executive
                                                                 Vice President, Continental
                                                                 Cablevision, subsequently renamed
                                                                 MediaOne (cable television
                                                                 company); formerly, Director, Life
                                                                 F/X, Inc.; formerly, Chairman of
                                                                 the Board, WorldClinic (distance
                                                                 medicine company); formerly,
                                                                 Director, Perini Corporation
                                                                 (construction company)*; formerly,
                                                                 Director, CGU (property and
                                                                 casualty insurance company);
                                                                 formerly, Director, Beacon Power
                                                                 Corporation (energy company )*.

 John T. Ludes                  Director                2003     President, LFP Properties                39
 Age: 70                                                         (consulting firm); Formerly,
                                                                 Trustee, Zenith Fund**; formerly,
                                                                 Vice Chairman, President and Chief
                                                                 Operating Officer, Fortune
                                                                 Brands/American Brands (global
                                                                 conglomerate); formerly, President
                                                                 and CEO, Acushnet Company
                                                                 (athletic equipment company).

 Frances M. Hawk,               Director                2006     Member, Board of Managers, six           39
 CFA, CFP                                                        variable annuity separate accounts
 Age: 58                                                         of The Travelers Insurance
                                                                 Company**; Trustee, five mutual
                                                                 funds sponsored by The Travelers
                                                                 Insurance Company**. Formerly,
                                                                 Principal and Portfolio Manager,
                                                                 HLM Management Co., Inc. (SEC
                                                                 registered investment adviser);
                                                                 Formerly, Assistant Treasurer,
                                                                 United Technologies Corp., Inc.,
                                                                 (diversified manufacturing
                                                                 company).

OFFICERS/(1)/

                                    CURRENT
                                  POSITION(S)           POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST
NAME AND ADDRESS     AGE           WITH FUND            HELD SINCE  FIVE YEARS/(2)/
----------------     --- -----------------------------  ----------  ----------------------------------
Jeffrey P. Halperin  39    Chief Compliance Officer        2005     Vice President (since 2006),
                                                                    MetLife Group, Inc.; Vice
                                                                    President (since 2006), MetLife;
                                                                    Chief Compliance Officer (since
                                                                    2005), MetLife Investment Funds
                                                                    Management LLC^; Chief Compliance
                                                                    Officer (since 2006), MetLife
                                                                    Advisers

John F. Guthrie, Jr. 63      Senior Vice President         2002     Manager and Senior Vice President,
                                                                    MetLife Advisers; Vice President,
                                                                    MetLife; Vice President (since
                                                                    2003), MetLife Group, Inc.; Vice
                                                                    President, NELICO; Vice President
                                                                    (since 2005), Met Investors
                                                                    Advisory, LLC; Vice President
                                                                    (since 2005), MetLife Investment
                                                                    Funds, Inc.^; Vice President
                                                                    (since 2005), MetLife Investment
                                                                    Funds Management LLC^; formerly,
                                                                    Senior Vice President, Zenith
                                                                    Fund**.

Alan C. Leland       54           Senior Vice              2005     Treasurer and Chief Financial
                                   President                        Officer, MetLife Advisers, LLC;
                                                                    Treasurer (since 2005), Met
                                                                    Investors Advisory, LLC; Vice
                                                                    President (since 2004), Met
                                                                    Investors Advisory, LLC; Vice
                                                                    President (since 2003), MetLife
                                                                    Group, Inc.; Vice President,
                                                                    MetLife; Senior Vice President,
                                                                    NELICO; President (since 2005),
                                                                    MetLife Investment Funds, Inc.^;
                                                                    Director and Vice President (since
                                                                    2005), MetLife Investment Funds
                                                                    Management LLC^; Assistant
                                                                    Treasurer (since 2005), Travelers
                                                                    Asset Management International
                                                                    Company LLC*** and Travelers
                                                                    Investment Adviser, Inc.***

Peter Duffy          51  Vice President and Treasurer      2000     Senior Vice President, MetLife
                                                                    Advisers (since 1998); Second Vice
                                                                    President (since 2003), NELICO;
                                                                    Vice President, MetLife (since
                                                                    2004); Vice President (since
                                                                    2004), MetLife Group, Inc.; Vice
                                                                    President (since 2005), Travelers
                                                                    Asset Management International
                                                                    Company LLC*** and Travelers
                                                                    Investment Adviser, Inc.***;
                                                                    Treasurer and Chief Financial
                                                                    Officer (since 2005), Travelers
                                                                    Series Trust**; Treasurer, Chief
                                                                    Financial Officer and Chief
                                                                    Accounting Officer (since 2005),
                                                                    MetLife Investment Funds, Inc.^;
                                                                    formerly, Vice President and
                                                                    Treasurer, Zenith Fund**.

Thomas M. Lenz       48  Vice President and Secretary      2002     General Counsel and Secretary,
                                                                    MetLife Advisers; Assistant
                                                                    General Counsel, MetLife;
                                                                    Secretary and Chief Legal Officer
                                                                    (since 2005), MetLife Investment
                                                                    Funds, Inc.^; formerly, Vice
                                                                    President and Secretary, Zenith
                                                                    Fund**.

--------
* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
** Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission ("SEC").

                                    MSF-19

METROPOLITAN SERIES FUND, INC.

***Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^ Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(+)Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the "State Street Research Funds").
(1)Each Director of the Fund also serves as trustee of Metropolitan Series Fund II ("Met Series Fund II"), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

                                    MSF-20

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

BOARD APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS--UNAUDITED



The Fund's Contract Review Committees of the Board of Directors (the "Board") typically meet in early fall to review the Portfolios' advisory agreements (the "Advisory Agreements"), subadvisory agreements and sub-subadvisory agreement (collectively, the "Subadvisory Agreements," and, together with the Advisory Agreements, the "Agreements") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds' investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios' performance benchmarks,
(ii) information on the Portfolios' advisory and subadvisory fees and other expenses, including information comparing the Portfolios' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential "fall-out" or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers' responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers' responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers' and the subadvisers' financial results and condition, (vii) each Portfolio's investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios' brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of "soft" commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the "Continued Agreements."

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED TO THE RELEVANT PORTFOLIOS UNDER THE CONTINUED AGREEMENTS. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an "Adviser," and, collectively, the "Advisers") to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers' abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is
(i) ultimately responsible for the performance of such Portfolios;
(ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and
(iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios' day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

                                    MSF-21

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

BOARD APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS--UNAUDITED--(CONTINUED)



INVESTMENT PERFORMANCE OF THE RELEVANT PORTFOLIOS. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party's methodology for identifying a Portfolio's peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio's Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio's investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio's investment objective(s) and policies; (iii) that the Portfolio's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio's investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISERS AND THEIR AFFILIATES FROM THEIR RELATIONSHIPS WITH THE PORTFOLIOS. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, "Fees"), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios' advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers' recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

ECONOMIES OF SCALE. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

                                    MSF-22

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

BOARD APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS--UNAUDITED--(CONTINUED)



OTHER FACTORS. The Directors also considered other factors, which included but were not limited to the following:

  . the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

  . the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

  . so-called "fall-out benefits" to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios' securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

CERTAIN MATTERS RELATING TO THE HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO, HARRIS OAKMARK FOCUSED VALUE PORTFOLIO, NEUBERGER BERMAN MID CAP VALUE PORTFOLIO, DAVIS VENTURE VALUE PORTFOLIO AND ASSET ALLOCATION PORTFOLIOS. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

CERTAIN MATTERS RELATING TO THE BLACKROCK LARGE CAP PORTFOLIO, BLACKROCK LARGE CAP VALUE PORTFOLIO, BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO, BLACKROCK AGGRESSIVE GROWTH PORTFOLIO, BLACKROCK STRATEGIC VALUE PORTFOLIO, BLACKROCK DIVERSIFIED PORTFOLIO, BLACKROCK BOND INCOME PORTFOLIO AND BLACKROCK MONEY MARKET PORTFOLIO (COLLECTIVELY, THE "BLACKROCK PORTFOLIOS"). On February 16, 2006, BlackRock, Inc. ("BlackRock"), the parent company of BlackRock Advisors, Inc. ("BlackRock Advisors") and Merrill Lynch & Co., Inc. ("Merrill Lynch"), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers ("MLIM"), to BlackRock (the "Transaction"). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios' subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors' future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

                                    MSF-23

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

BOARD APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS--UNAUDITED--(CONTINUED)



In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

..   that the new subadvisory agreements were substantially similar to the
    BlackRock Portfolios' previous subadvisory agreements;

..   the expected effects of the Transaction on the business and reputation of
    BlackRock Advisors; and

..   the experience, investment style and investment performance history of
    Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

                                    MSF-24

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and
(ii) on the SEC's website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

                                    MSF-25

LOGO OF MetLife

             METROPOLITAN SERIES FUND, INC.           JUNE 30, 2007
             HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

             Semiannual Report

 LETTER FROM THE PRESIDENT


August 2007

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,


/s/ Elizabeth Forget
-----------------------------------------
Elizabeth Forget
President, Metropolitan Series Fund, Inc.

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

MANAGED BY HARRIS ASSOCIATES, L.P.
PORTFOLIO MANAGER COMMENTARY*

PORTFOLIO PERFORMANCE
For the six-month period ended June 30, 2007, the Class A shares of the Harris Oakmark Large Cap Value Portfolio returned 5.5%, compared to its benchmark, the Russell 1000 Value Index/1/, which returned 6.2%. The average return of its peer group, the Lipper Variable Insurance Products Large Cap Value Funds Universe/2/, was 7.0% over the same period.

PORTFOLIO REVIEW
The powerful "compression" we've discussed for some time in the equity market has had an equal impact in the CREDIT markets. Now with suddenly higher interest rates, continuing distress among some hedge funds and many debt offerings facing tough renegotiations, we believe a change has begun to unfold. The recent turmoil should not surprise anyone familiar with credit cycles, and it reflects a newfound concern for RISK following a flood of liquidity into hedge funds, private equity and real estate. At the end of the period, we felt well-prepared for these changes.

At June 30, 2007, the portfolio held 53 securities across a variety of industries. Over the past six months, we initiated positions in BEST BUY, CAPITAL ONE FINANCIAL, FEDEX, and SPRINT NEXTEL. We eliminated our positions in COMCAST, ECHOSTAR COMMUNICATIONS, FIRST DATA, GANNETT, and MATTEL during the period.

TEXAS INSTRUMENTS, BAXTER INTERNATIONAL, and BRISTOL-MYERS SQUIBB had the most positive impact on performance during the period. TEXAS INSTRUMENTS' stock rose during the second quarter as the company's high performance analog segment performed well. BAXTER INTERNATIONAL reported excellent fourth quarter 2006 results. The company's businesses performed well, and management has significantly boosted its R&D spending. BRISTOL-MYERS SQUIBB also performed well. The company won a court decision upholding the validity and enforceability of its most important patent, Plavix.

PULTE HOMES, HARLEY-DAVIDSON, and WASHINGTON MUTUAL had the most negative impact on performance during the period. PULTE has been hurt by the continued weakness in the U.S. housing market. The firm has continued to focus on maintaining a healthy balance sheet and adjusting house and land inventory levels to match weak demand. We believe PULTE will manage this slowdown effectively. The firm has already announced a restructuring plan that will reduce its workforce by another 16%. HARLEY-DAVIDSON'S shares fell amid concerns that consumers will cut back on discretionary spending. HARLEY also lost output during a strike at one of its manufacturing plants. WASHINGTON MUTUAL'S shares were negatively affected by distress in the sub-prime mortgage market.

--------
* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(1) The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

(2) The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                     MSF-2

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO


         A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

                                             HARRIS OAKMARK LARGE
                                             CAP VALUE PORTFOLIO  RUSSELL 1000
                                                   CLASS A        VALUE INDEX
                                             -------------------- ------------
11/9/1998                                           10,000           10,000
Jun-99                                              11,044           11,787
Jun-00                                               8,572           10,736
Jun-01                                              11,890           11,845
Jun-02                                              11,507           10,785
Jun-03                                              11,663           10,675
Jun-04                                              13,432           12,931
Jun-05                                              14,140           14,748
Jun-06                                              14,746           16,533
Jun-07                                              17,775           20,147

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2007
--------------------------------------------------------------------------------
                   HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
                   ----------------------------------------       RUSSELL 1000
                         CLASS A   CLASS B   CLASS E              VALUE INDEX
                         -------   -------   -------              ------------
6 Months                   5.5%      5.3%      5.4%                    6.2%
1 Year                    20.5      20.3      20.5                    21.9
5 Years                    9.1        --       8.9                    13.3
Since Inception            6.9      10.5       7.2                     8.4
--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                              AS OF JUNE 30, 2007


                                 TOP HOLDINGS

                                                       % OF TOTAL
                                                       NET ASSETS
                                                       ----------
              MCDONALD'S CORP.........................    3.4%
              YUM! BRANDS, INC........................    2.9%
              WASHINGTON MUTUAL, INC..................    2.8%
              TEXAS INSTRUMENTS, INC..................    2.7%
              INTEL CORP..............................    2.7%
              TIME WARNER, INC........................    2.6%
              VIACOM, INC. (CLASS B)..................    2.4%
              INBEV NV................................    2.4%
              BRISTOL-MYERS SQUIBB CO.................    2.3%
              RAYTHEON CO.............................    2.2%


                                  TOP SECTORS

                                                      % OF EQUITY
                                                      MARKET VALUE
                                                      ------------
             CONSUMER DISCRETIONARY..................    36.2%
             FINANCIALS..............................    14.1%
             INFORMATION TECHNOLOGY..................    13.6%
             CONSUMER STAPLES........................    13.3%
             HEALTH CARE.............................    10.6%
             INDUSTRIALS.............................     8.7%
             TELECOMMUNICATION SERVICES..............     1.9%
             ENERGY..................................     1.6%

                                     MSF-3

METROPOLITAN SERIES FUND, INC.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as "expenses") of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

ACTUAL EXPENSES

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

                                                                              EXPENSES PAID
                                                   BEGINNING                 DURING PERIOD*
                                      ANNUALIZED ACCOUNT VALUE    ENDING     JANUARY 1, 2007
                                       EXPENSE    JANUARY 1,   ACCOUNT VALUE       TO
PORTFOLIO                               RATIO        2007      JUNE 30, 2007  JUNE 30, 2007
---------                             ---------- ------------- ------------- ---------------
Harris Oakmark Large Cap
 Value--Class A/(a)/.... Actual          0.75%     $1,000.00     $1,054.50        $3.82
                         Hypothetical    0.75%     $1,000.00     $1,021.02        $3.76

Harris Oakmark Large Cap
 Value--Class B/(a)/.... Actual          1.00%     $1,000.00     $1,053.10        $5.09
                         Hypothetical    1.00%     $1,000.00     $1,019.77        $5.01

Harris Oakmark Large Cap
 Value--Class E/(a)/.... Actual          0.90%     $1,000.00     $1,054.10        $4.58
                         Hypothetical    0.90%     $1,000.00     $1,020.27        $4.51

--------
* Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

                                     MSF-4

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2007 (UNAUDITED)

COMMON STOCK--95.9% OF TOTAL NET ASSETS



SECURITY DESCRIPTION                                   SHARES       VALUE*
------------------------------------------------------------------------------

AEROSPACE & DEFENSE--4.0%
Honeywell International, Inc........................     206,250 $  11,607,750
Raytheon Co.........................................     266,000    14,334,740
                                                                 -------------
                                                                    25,942,490
                                                                 -------------

AIR FREIGHT & LOGISTICS--1.4%
FedEx Corp..........................................      80,800     8,966,376
                                                                 -------------

AUTOMOBILES--2.0%
Harley-Davidson, Inc................................     217,100    12,941,331
                                                                 -------------

BEVERAGES--7.3%
Anheuser-Busch Cos., Inc............................     244,300    12,742,688
Diageo, Plc. (ADR)..................................     138,000    11,496,780
InBev NV (EUR)......................................     198,100    15,669,323
The Coca-Cola Co....................................     151,900     7,945,889
                                                                 -------------
                                                                    47,854,680
                                                                 -------------

BUILDING PRODUCTS--1.6%
Masco Corp..........................................     372,800    10,613,616
                                                                 -------------

CAPITAL MARKETS--1.3%
The Bank of New York Co., Inc.......................     211,700     8,772,848
                                                                 -------------

COMMERCIAL BANKS--1.9%
U.S. Bancorp........................................     374,600    12,343,070
                                                                 -------------

COMPUTERS & PERIPHERALS--5.1%
Dell, Inc. (a)......................................     434,300    12,399,265
Hewlett-Packard Co..................................     317,600    14,171,312
Sun Microsystems, Inc. (a)..........................   1,332,100     7,006,846
                                                                 -------------
                                                                    33,577,423
                                                                 -------------

CONSUMER FINANCE--0.9%
Capital One Financial Corp..........................      76,000     5,961,440
                                                                 -------------

DIVERSIFIED CONSUMER SERVICES--1.6%
H&R Block, Inc......................................     447,000    10,446,390
                                                                 -------------

DIVERSIFIED FINANCIAL SERVICES--4.2%
Citigroup, Inc......................................     260,600    13,366,174
JPMorgan Chase & Co.................................     293,100    14,200,695
                                                                 -------------
                                                                    27,566,869
                                                                 -------------

FOOD & STAPLES RETAILING--2.0%
Wal-Mart Stores, Inc................................     271,400    13,057,054
                                                                 -------------

FOOD PRODUCTS--3.5%
General Mills, Inc..................................     190,600    11,134,852
H.J. Heinz Co.......................................     244,250    11,594,547
                                                                 -------------
                                                                    22,729,399
                                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES--3.7%
Baxter International, Inc...........................     249,000    14,028,660
Medtronic, Inc......................................     200,800    10,413,488
                                                                 -------------
                                                                    24,442,148
                                                                 -------------

HOTELS, RESTAURANTS & LEISURE--6.3%
McDonald's Corp.....................................     439,700 $  22,319,172
Yum! Brands, Inc....................................     591,400    19,350,608
                                                                 -------------
                                                                    41,669,780
                                                                 -------------

HOUSEHOLD DURABLES--5.2%
Black & Decker Corp.................................     152,000    13,423,120
Fortune Brands, Inc.................................     152,000    12,520,240
Pulte Homes, Inc....................................     380,000     8,531,000
                                                                 -------------
                                                                    34,474,360
                                                                 -------------

INDUSTRIAL CONGLOMERATES--1.4%
Tyco International, Ltd.............................     277,700     9,383,483
                                                                 -------------

INSURANCE--1.5%
Aflac, Inc..........................................     191,800     9,858,520
                                                                 -------------

INTERNET & CATALOG RETAIL--1.4%
Liberty Media Corp.--Interactive (Class A) (a)......     401,725     8,970,519
                                                                 -------------

IT SERVICES--0.9%
The Western Union Co................................     279,600     5,824,068
                                                                 -------------

MEDIA--9.9%
Discovery Holding Co. (Class A) (a).................     129,100     2,968,009
Liberty Media Corp.--Capital (Series A) (a).........     108,545    12,773,576
The DIRECTV Group, Inc. (a).........................     179,172     4,140,665
The Walt Disney Co..................................     358,300    12,232,362
Time Warner, Inc....................................     808,600    17,012,944
Viacom, Inc. (Class B) (a)..........................     383,000    15,944,290
                                                                 -------------
                                                                    65,071,846
                                                                 -------------

MULTILINE RETAIL--2.2%
Kohl's Corp. (a)....................................     200,800    14,262,824
                                                                 -------------

OFFICE ELECTRONICS--1.6%
Xerox Corp..........................................     572,500    10,579,800
                                                                 -------------

OIL, GAS & CONSUMABLE FUELS--1.6%
ConocoPhillips......................................     130,287    10,227,530
                                                                 -------------

PHARMACEUTICALS--6.5%
Abbott Laboratories.................................     248,300    13,296,465
Bristol-Myers Squibb Co.............................     488,600    15,420,216
Schering-Plough Corp................................     450,000    13,698,000
                                                                 -------------
                                                                    42,414,681
                                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.4%
Intel Corp..........................................     733,000    17,416,080
Texas Instruments, Inc..............................     477,700    17,975,851
                                                                 -------------
                                                                    35,391,931
                                                                 -------------

SPECIALTY RETAIL--6.0%
Best Buy Co., Inc...................................     206,600     9,642,022
Limited Brands, Inc.................................     430,200    11,808,990
The Gap, Inc........................................     224,100     4,280,310

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     MSF-5

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2007 (UNAUDITED)

COMMON STOCK--(CONTINUED)



SECURITY DESCRIPTION                                 SHARES          VALUE*
-------------------------------------------------------------------------------

SPECIALTY RETAIL--(CONTINUED)
The Home Depot, Inc...............................     345,400    $  13,591,490
                                                                  -------------
                                                                     39,322,812
                                                                  -------------

THRIFTS & MORTGAGE FINANCE--3.7%
MGIC Investment Corp..............................      98,600        5,606,396
Washington Mutual, Inc............................     438,300       18,689,112
                                                                  -------------
                                                                     24,295,508
                                                                  -------------

WIRELESS TELECOMMUNICATION SERVICES--1.8%
Sprint Nextel Corp................................     586,600       12,148,486
                                                                  -------------
Total Common Stock (Identified Cost $468,637,362).                  629,111,282
                                                                  -------------

SHORT TERM INVESTMENTS--3.5%

                                                        FACE
SECURITY DESCRIPTION                                    AMOUT           VALUE*
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT--3.5%
State Street Repurchase Agreement dated 06/29/07 at
 1.70% to be repurchased at $23,131,276 on 07/02/07,
 collateralized by $21,130,000 U.S. Treasury Bond
 6.25% due 08/15/23 with a value of $23,824,075..... $ 23,128,000    $  23,128,000
                                                                     -------------
Total Short Term Investments
 (Identified Cost $23,128,000)......................                    23,128,000
                                                                     -------------
Total Investments--99.4%
 (Identified Cost $491,765,362) (b).................                   652,239,282
Other assets less liabilities.......................                     4,143,827
                                                                     -------------
TOTAL NET ASSETS--100%..............................                 $ 656,383,109

                                                                     ===========
--------
(a)   NON-INCOME PRODUCING.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF JUNE 30, 2007 WAS $491,765,362 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $164,629,965 AND $(4,156,045), RESPECTIVELY.
(ADR)-AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN
      BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR
      CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(EUR)-EURO

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     MSF-6

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2007 (UNAUDITED)

ASSETS
 Investments at value.................................            $652,239,282
 Cash.................................................                     516
 Receivable for:
   Securities sold....................................               6,248,869
   Fund shares sold...................................                 415,993
   Accrued interest and dividends.....................                 515,056
   Foreign taxes......................................                  12,855
                                                                  ------------
    Total Assets......................................             659,432,571
LIABILITIES
 Payable for:
   Fund shares redeemed............................... $  971,388
   Securities purchased...............................  1,519,788
 Accrued expenses:
   Management fees....................................    386,166
   Service and distribution fees......................     52,313
   Other expenses.....................................    119,807
                                                       ----------
    Total Liabilities.................................               3,049,462
                                                                  ------------
NET ASSETS............................................            $656,383,109
                                                                  ============
 Net assets consists of:
   Capital paid in....................................            $459,165,849
   Undistributed net investment income................               2,889,933
   Accumulated net realized gains.....................              33,852,382
   Unrealized appreciation on investments and
    foreign currency..................................             160,474,945
                                                                  ------------
NET ASSETS............................................            $656,383,109
                                                                  ============
Computation of offering price:
CLASS A
Net asset value and redemption price per share
 ($351,639,520 divided by 22,494,676 shares
 outstanding).........................................            $      15.63
                                                                  ============
CLASS B
Net asset value and redemption price per share
 ($172,201,078 divided by 11,065,469 shares
 outstanding).........................................            $      15.56
                                                                  ============
CLASS E
Net asset value and redemption price per share
 ($132,542,511 divided by 8,509,321 shares
 outstanding).........................................            $      15.58
                                                                  ============
Identified cost of investments........................            $491,765,362
                                                                  ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

INVESTMENT INCOME
 Dividends.........................................              $ 5,456,057(a)
 Interest..........................................                  495,426
                                                                 -----------
                                                                   5,951,483
EXPENSES
 Management fees................................... $ 2,560,264
 Service and distribution fees--Class B............     203,928
 Service and distribution fees--Class E............     100,456
 Directors' fees and expenses......................      11,011
 Custodian.........................................      33,902
 Audit and tax services............................      15,860
 Legal.............................................       4,668
 Printing..........................................      91,883
 Insurance.........................................       3,138
 Miscellaneous.....................................       8,661
                                                    -----------
 Total expenses....................................   3,033,771
 Expense reductions................................      (4,128)
 Management fee waivers............................     (49,490)   2,980,153
                                                    -----------  -----------
NET INVESTMENT INCOME..............................                2,971,330
                                                                 -----------
REALIZED AND UNREALIZED GAIN
Realized gain (loss) on:
 Investments--net..................................  34,061,970
 Foreign currency transactions--net................      (1,794)  34,060,176
                                                    -----------
Unrealized appreciation on:
 Investments--net..................................   3,698,281
 Foreign currency transactions--net................         308    3,698,589
                                                    -----------  -----------
Net gain...........................................               37,758,765
                                                                 -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........              $40,730,095
                                                                 ===========
--------
(a)NET OF FOREIGN TAXES OF $29,194.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     MSF-7

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                     SIX MONTHS
                                                       ENDED       YEAR ENDED
                                                      JUNE 30,    DECEMBER 31,
                                                        2007          2006
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  2,971,330  $  5,337,455
 Net realized gain.................................   34,060,176    22,785,696
 Unrealized appreciation...........................    3,698,589    79,532,999
                                                    ------------  ------------
 INCREASE IN NET ASSETS FROM OPERATIONS............   40,730,095   107,656,150
                                                    ------------  ------------

 FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A........................................   (3,589,303)   (2,908,650)
    Class B........................................     (913,050)     (650,225)
    Class E........................................     (861,644)     (857,581)
                                                    ------------  ------------
                                                      (5,363,997)   (4,416,456)
                                                    ------------  ------------
   Net realized gain
    Class A........................................  (12,547,728)            0
    Class B........................................   (4,490,931)            0
    Class E........................................   (3,608,668)            0
                                                    ------------  ------------
                                                     (20,647,327)            0
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................  (26,011,324)   (4,416,456)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS..............................  (76,352,903)   13,117,750
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........  (61,634,132)  116,357,444

NET ASSETS
 Beginning of the period...........................  718,017,241   601,659,797
                                                    ------------  ------------
 End of the period................................. $656,383,109  $718,017,241
                                                    ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
 End of the period................................. $  2,889,933  $  5,282,600
                                                    ============  ============

OTHER INFORMATION:
CAPITAL SHARES

   Transactions in capital shares were as follows:

                              SIX MONTHS ENDED               YEAR ENDED
                                JUNE 30, 2007            DECEMBER 31, 2006
                         --------------------------  -------------------------
                            SHARES          $          SHARES          $
                         -----------  -------------  ----------  -------------
CLASS A
 Sales..................   3,863,134  $  59,995,710   8,376,893  $ 116,488,433
 Reinvestments..........   1,037,084     16,137,031     214,502      2,908,650
 Redemptions............ (10,317,497)  (161,685,567) (7,853,759)  (108,053,619)
                         -----------  -------------  ----------  -------------
 Net increase (decrease)  (5,417,279) $ (85,552,826)    737,636  $  11,343,464
                         ===========  =============  ==========  =============
CLASS B
 Sales..................   1,481,877  $  22,983,924   3,398,940  $  46,799,383
 Reinvestments..........     348,644      5,403,981      48,094        650,225
 Redemptions............    (878,610)   (13,623,894) (1,644,391)   (22,600,352)
                         -----------  -------------  ----------  -------------
 Net increase...........     951,911  $  14,764,011   1,802,643  $  24,849,256
                         ===========  =============  ==========  =============
CLASS E
 Sales..................     357,859  $   5,550,584     719,505  $   9,911,834
 Reinvestments..........     288,221      4,470,312      63,431        857,581
 Redemptions............  (1,003,555)   (15,584,984) (2,480,095)   (33,844,385)
                         -----------  -------------  ----------  -------------
 Net decrease...........    (357,475) $  (5,564,088) (1,697,159) $ (23,074,970)
                         ===========  =============  ==========  =============
 Increase (decrease)
   derived from capital
   share transactions...              $ (76,352,903)             $  13,117,750
                                      =============              =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     MSF-8

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)



                                                                              CLASS A
                                                   -------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                  YEAR ENDED DECEMBER 31,
                                                     JUNE 30,    -----------------------------------------------
                                                       2007        2006      2005      2004      2003     2002
                                                   ----------    --------  --------  --------  -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD                $  15.34     $  13.09  $  13.37  $  12.06  $   9.61 $  11.56
                                                    --------     --------  --------  --------  -------- --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................      0.15 (e)     0.12      0.11      0.10      0.07     0.06
 Net realized and unrealized gain (loss) of
   investments....................................      0.68 (e)     2.24     (0.30)     1.27      2.38    (1.66)
                                                    --------     --------  --------  --------  -------- --------
 Total from investment operations.................      0.83         2.36     (0.19)     1.37      2.45    (1.60)
                                                    --------     --------  --------  --------  -------- --------
LESS DISTRIBUTIONS
 Distributions from net investment income.........     (0.12)       (0.11)    (0.09)    (0.06)     0.00    (0.09)
 Distributions from net realized capital gains....     (0.42)        0.00      0.00      0.00      0.00    (0.16)
 Distributions in excess of net realized capital
   gains..........................................      0.00         0.00      0.00      0.00      0.00    (0.10)
                                                    --------     --------  --------  --------  -------- --------
 Total distributions..............................     (0.54)       (0.11)    (0.09)    (0.06)     0.00    (0.35)
                                                    --------     --------  --------  --------  -------- --------
NET ASSET VALUE, END OF PERIOD....................  $  15.63     $  15.34  $  13.09  $  13.37  $  12.06 $   9.61
                                                    ========     ========  ========  ========  ======== ========
TOTAL RETURN (%)                                         5.5 (b)     18.1      (1.4)     11.4      25.5    (14.2)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................      0.75 (c)     0.79      0.78      0.79      0.83     0.83
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................      0.75 (c)     0.79      0.78      0.78      0.81     0.82
Ratio of operating expenses to average net assets
 without giving effect to the management fee
 waiver (%).......................................      0.76 (c)      N/A       N/A       N/A       N/A      N/A
Ratio of net investment income to average net
 assets (%).......................................      0.93 (c)     0.93      0.86      0.80      0.70     0.68
Portfolio turnover rate (%).......................        21 (c)       14        13        16        13       30
Net assets, end of period (000)...................  $351,640     $428,203  $355,707  $341,632  $296,728 $228,544

                                                                              CLASS B
                                                   ---------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                  YEAR ENDED DECEMBER 31,
                                                     JUNE 30,    -------------------------------------------
                                                       2007        2006      2005      2004    2003  2002/(A)/
                                                   ----------    --------  --------  -------  ------ --------
NET ASSET VALUE, BEGINNING OF PERIOD                $  15.26     $  13.02  $  13.31  $ 12.01  $ 9.59  $ 9.96
                                                    --------     --------  --------  -------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................      0.10 (e)     0.09      0.06     0.05    0.02    0.01
 Net realized and unrealized gain (loss) of
   investments....................................      0.71 (e)     2.22     (0.28)    1.29    2.40   (0.38)
                                                    --------     --------  --------  -------  ------  ------
 Total from investment operations.................      0.81         2.31     (0.22)    1.34    2.42   (0.37)
                                                    --------     --------  --------  -------  ------  ------
LESS DISTRIBUTIONS
 Distributions from net investment income.........     (0.09)       (0.07)    (0.07)   (0.04)   0.00    0.00
 Distributions from net realized capital gains....     (0.42)        0.00      0.00     0.00    0.00    0.00
                                                    --------     --------  --------  -------  ------  ------
 Total distributions..............................     (0.51)       (0.07)    (0.07)   (0.04)   0.00    0.00
                                                    --------     --------  --------  -------  ------  ------
NET ASSET VALUE, END OF PERIOD....................  $  15.56     $  15.26  $  13.02  $ 13.31  $12.01  $ 9.59
                                                    ========     ========  ========  =======  ======  ======
TOTAL RETURN (%)                                         5.3 (b)     17.8      (1.7)    11.2    25.2    (3.7)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................      1.00 (c)     1.04      1.03     1.04    1.08    1.08 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................      1.00 (c)     1.04      1.03     1.03    1.06    1.07 (c)
Ratio of operating expenses to average net assets
 without giving effect to the management
 fee waiver (%)...................................      1.01 (c)      N/A       N/A      N/A     N/A     N/A
Ratio of net investment income to average net
 assets (%).......................................      0.65 (c)     0.68      0.66     1.07    0.55    0.61 (c)
Portfolio turnover rate (%).......................        21 (c)       14        13       16      13      30
Net assets, end of period (000)...................  $172,201     $154,330  $108,214  $43,136  $1,138  $    9

--------
(a) COMMENCEMENT OF OPERATIONS WAS JULY 30, 2002 FOR CLASS B.
(b) PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c) COMPUTED ON AN ANNUALIZED BASIS.
(d) THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.
(e) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     MSF-9

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                       CLASS E
                                             -----------------------------------------------------------
                                              SIX MONTHS
                                                ENDED                 YEAR ENDED DECEMBER 31,
                                               JUNE 30,    ---------------------------------------------
                                                 2007        2006      2005      2004     2003     2002
                                             ----------    --------  --------  --------  ------- -------
NET ASSET VALUE, BEGINNING OF PERIOD          $  15.28     $  13.04  $  13.32  $  12.02  $  9.59 $ 11.55
                                              --------     --------  --------  --------  ------- -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................      0.12 (e)     0.12      0.09      0.07     0.04    0.09
 Net realized and unrealized gain (loss) of
   investments..............................      0.70 (e)     2.21     (0.30)     1.28     2.39   (1.71)
                                              --------     --------  --------  --------  ------- -------
 Total from investment operations...........      0.82         2.33     (0.21)     1.35     2.43   (1.62)
                                              --------     --------  --------  --------  ------- -------
LESS DISTRIBUTIONS
 Distributions from net investment income...     (0.10)       (0.09)    (0.07)    (0.05)    0.00   (0.08)
 Distributions from net realized capital
   gains....................................     (0.42)        0.00      0.00      0.00     0.00   (0.16)
 Distributions in excess of net realized
   capital gains............................      0.00         0.00      0.00      0.00     0.00   (0.10)
                                              --------     --------  --------  --------  ------- -------
 Total distributions........................     (0.52)       (0.09)    (0.07)    (0.05)    0.00   (0.34)
                                              --------     --------  --------  --------  ------- -------
NET ASSET VALUE, END OF PERIOD                $  15.58     $  15.28  $  13.04  $  13.32  $ 12.02 $  9.59
                                              ========     ========  ========  ========  ======= =======
TOTAL RETURN (%)                                   5.4 (b)     17.9      (1.5)     11.3     25.3   (14.3)
Ratio of operating expenses to average net
 assets before expense reductions (%).......      0.90 (c)     0.94      0.93      0.94     0.98    0.98
Ratio of operating expenses to average net
 assets after expense reductions (%) (d)....      0.90 (c)     0.94      0.93      0.93     0.96    0.97
Ratio of operating expenses to average net
 assets without giving effect to the
 management fee waiver (%)..................      0.91 (c)      N/A       N/A       N/A      N/A     N/A
Ratio of net investment income to average
 net assets (%).............................      0.75 (c)     0.77      0.70      0.68     0.60    0.67
Portfolio turnover rate (%).................        21 (c)       14        13        16       13      30
Net assets, end of period (000).............  $132,543     $135,484  $137,739  $147,376  $99,196 $24,936

--------
(a) COMMENCEMENT OF OPERATIONS WAS JULY 30, 2002 FOR CLASS B.
(b) PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c) COMPUTED ON AN ANNUALIZED BASIS.
(d) THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.
(e) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-10

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS--JUNE 30, 2007 (UNAUDITED)


1. ORGANIZATION:

Metropolitan Series Fund, Inc. (the "Fund") is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Harris Oakmark Large Cap Value Portfolio (the "Portfolio") is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company, General American Life Insurance Company ("General American"), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the "Insurance Companies"), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio's shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

INVESTMENT VALUATION:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the "Board" or "Directors"). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

                                    MSF-11

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS--JUNE 30, 2007 (UNAUDITED)--(CONTINUED)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board's oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

REPURCHASE AGREEMENTS:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. It is the Portfolio's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

FOREIGN CURRENCY TRANSLATION:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the

                                    MSF-12

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS--JUNE 30, 2007 (UNAUDITED)--(CONTINUED)

Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

FUTURES CONTRACTS:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

OPTIONS:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

"WHEN-ISSUED" SECURITIES:

Purchasing securities "when-issued" is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

FEDERAL INCOME TAXES:

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

                                    MSF-13

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS--JUNE 30, 2007 (UNAUDITED)--(CONTINUED)


As of December 31, 2006, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

   ORDINARY INCOME    LONG TERM GAIN RETURN OF CAPITAL         TOTAL
--------------------- -------------- ----------------- ---------------------
   2006       2005     2006   2005     2006     2005      2006       2005
---------- ---------- ------- ------ -------- -------- ---------- ----------
$4,416,456 $3,500,576  $--    $--     $--      $--     $4,416,456 $3,500,576

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

     UNDISTRIBUTED UNDISTRIBUTED   UNREALIZED       LOSS
       ORDINARY      LONG TERM   APPRECIATION/  CARRYFORWARDS
        INCOME         GAIN      (DEPRECIATION) AND DEFERRALS    TOTAL
     ------------- ------------- -------------- ------------- ------------
      $5,282,600    $20,574,123   $156,641,766       $--      $182,498,489

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

EXPENSE REDUCTIONS:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3. PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

                    PURCHASES                       SALES
           ---------------------------   ----------------------------
           U.S. GOVERNMENT    OTHER      U.S. GOVERNMENT    OTHER
           --------------- -----------   --------------- ------------
                 $0        $68,422,451         $0        $129,761,188

4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

INVESTMENT MANAGEMENT AGREEMENT:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

                                      MANAGEMENT
                                    FEES EARNED BY           ANNUAL
                                   METLIFE ADVISERS        PERCENTAGE           BASED ON PORTFOLIOS
                               FOR THE SIX MONTHS ENDED  RATES PAID TO           AVERAGE DAILY NET
PORTFOLIO                           JUNE 30, 2007       METLIFE ADVISERS           ASSET LEVELS
---------                      ------------------------ ---------------- ----------------------------------
Harris Oakmark Large Cap Value        $2,560,264             0.750%      Of the first $250 million
                                                             0.700%      Of the next $2.25 billion
                                                             0.675%      Of the next $2.5 billion
                                                             0.650%      On amounts in excess of $5 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

                                    MSF-14

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS--JUNE 30, 2007 (UNAUDITED)--(CONTINUED)


MANAGEMENT FEE WAIVERS:

Effective January 1, 2007, a new subadvisory fee schedule was adopted for the Portfolio, under which the subadvisory fee for the Portfolio is calculated based on the combined average daily net assets for the Portfolio and the Harris Oakmark Focused Value Portfolio (collectively, the "Harris Portfolios"). In connection with this change in the subadvisory fee schedule, MetLife Advisers has agreed, pursuant to an expense agreement effective January 1, 2007, to reduce its advisory fees set out above under "Investment Management Agreement" for each class of the Portfolio by the following amount: the difference between
(i) the subadvisory fee that MetLife Advisers actually pays Harris Associates, L.P. with respect to such class of the Portfolio; and (ii) the subadvisory fee that MetLife Advisers would pay Harris Associates, L.P. with respect to such class of the Portfolio after applying the new subadvisory fee schedule for the Portfolio that took effect January 1, 2007 BUT WITHOUT COMBINING THE ASSETS OF THE HARRIS PORTFOLIOS FOR PURPOSES OF CALCULATING SUCH FEE. Because this fee waiver is voluntary, and not contractual, it may be discontinued by MetLife Advisers at any time.

Amounts waived for the six months ended June 30, 2007 are shown as management fee waivers in the Statement of Operations.

SERVICE AND DISTRIBUTION FEES:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio's Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio's shares are calculated as a percentage of the Portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5. REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the "Company") and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company ("General American") with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC's order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund's policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6. RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio's financial statements.

                                    MSF-15

METROPOLITAN SERIES FUND, INC.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS--JUNE 30, 2007 (UNAUDITED)--(CONTINUED)


In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                                    MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and
(ii) on the SEC's website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

                                    MSF-17

Metropolitan Series Fund, Inc.
Pro Forma Combining Financial Statements (Unaudited)
June 30, 2007

Introductory Paragraph

     The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of MFS Value Portfolio ("MIST MFS Value"), a portfolio of Met Investors Series Trust, in exchange for shares of MFS Value Portfolio ("MFS MFS Value"), a portfolio of Metropolitan Series Fund, Inc., at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, MFS MFS Value, and the results of operations of MFS MFS Value for pre-combination periods will not be restated. The pro forma combined financial statements reflect the expenses of the MIST MFS Value in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

     The pro forma combining statements of assets and liabilities and portfolio of investments reflect the financial position of MIST MFS Value and MFS MFS Value, as though the reorganization occurred as of June 30, 2007.

     The pro forma statement of operations reflects the results of operations of each of the merged funds for the period ended June 30, 2007 as though the reorganization occurred as of the beginning of the period.

     The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for MIST MFS Value and MFS MFS Value, which are incorporated by reference in the Statement of Additional Information.

Pro Forma Statement of Investments as of 6/30/07 (Unaudited)

                                           Security Description
                                           --------------------
COMMON STOCK                                                                             % of Net Assets
Aerospace & Defense                                                                      % of Net Assets
                                           Honeywell International, Inc.
                                           Lockheed Martin Corp.
                                           Northrop Gruman Corp.
                                           Raytheon Co.
                                           United Technologies Corp.
Air Freight & Logistics                                                                  % of Net Assets
                                           FedEx Corp.
Auto Components                                                                          % of Net Assets
                                           Johnson Controls, Inc.
Automobiles                                                                              % of Net Assets
                                           Harley-Davidson, Inc.
Beverages                                                                                % of Net Assets
                                           Anheuser-Busch Cos., Inc.
                                           Diageo, Plc.
                                           Diageo, Plc. (ADR)
                                           InBev NV (EUR)
                                           PepsiCo., Inc.
                                           The Coca-Cola Co.
Building Products                                                                        % of Net Assets
                                           Masco Corp.
Capital Markets                                                                          % of Net Assets
                                           Lehman Brothers Holdings, Inc.
                                           Merrill Lynch & Co., Inc.
                                           State Street Corp.
                                           The Bank of New York Co., Inc.
                                           The Goldman Sachs Group, Inc.
Chemicals                                                                                % of Net Assets
                                           Air Products & Chemicals, Inc.
                                           Dow Chemical Co.
                                           PPG Industries, Inc.
                                           Praxair, Inc.
                                           Syngenta AG
Commercial Banks                                                                         % of Net Assets
                                           PNC Financial Services Group, Inc.
                                           SunTrust Banks, Inc.
                                           UBS AG
                                           U.S. Bancorp
Commercial Services & Supplies                                                           % of Net Assets
                                           WPP Group, Plc.
Communications Equipment                                                                 % of Net Assets
                                           Cisco Systems, Inc.(a)
Computers & Peripherals                                                                  % of Net Assets
                                           Dell, Inc.(a)
                                           Hewlett-Packard Co.
                                           Sun Microsystems, Inc. (a)
Consumer Finance                                                                         % of Net Assets
                                           American Express Co.
                                           Capital One Financial Corp.
Containers & Packaging                                                                   % of Net Assets
                                           Smurfit-Stone Container Corp.(a)
Diversified Consumer Services                                                            % of Net Assets
                                           H&R Block, Inc.
Diversified Financial Services                                                           % of Net Assets
                                           Bank of America Corp.
                                           Citigroup, Inc.
                                           Franklin Resources, Inc.
                                           JPMorgan Chase & Co.
                                           Mellon Financial Corp.
Diversified Telecommunication Services                                                   % of Net Assets
                                           AT&T, Inc.
                                           Embarq Corp.
                                           Telus Corp.
                                           Verizon Communications, Inc.
Electric Utilities                                                                       % of Net Assets
                                           Dominion Resources, Inc.
                                           Entergy Corp.
                                           FPL Group, Inc.
                                           PPL Corp.
                                           Public Service Enterprise Group, Inc.
Electronic Equipment & Instruments                                                       % of Net Assets
                                           Cooper Industries, Ltd. (Class A)
                                           Rockwell Automation, Inc.
Energy Equipment & Services                                                              % of Net Assets
                                           Noble Corp.
Food & Staples Retailing                                                                 % of Net Assets
                                           CVS Caremark Corp.
                                           Wal-Mart Stores, Inc.
Food Products                                                                            % of Net Assets
                                           General Mills, Inc.
                                           H.J. Heinz Co.
                                           Kellogg Co.
                                           Nestle S.A.
Health Care Equipment & Supplies                                                         % of Net Assets
                                           Baxter International, Inc.
                                           Johnson & Johnson
                                           Medtronic, Inc.
Health Care Providers & Services                                                         % of Net Assets
                                           UnitedHealth Group, Inc.
                                           WellPoint, Inc.(a)
Hotels, Restaurants & Leisure                                                            % of Net Assets
                                           McDonald's Corp.
                                           Royal Caribbean Cruises, Ltd.
                                           Yum! Brands, Inc.
Household Durables                                                                       % of Net Assets
                                           Black & Decker Corp.
                                           Fortune Brands, Inc.
                                           Pulte Homes, Inc.
                                           Toll Brothers, Inc.(a)
Household Products                                                                       % of Net Assets
                                           Procter & Gamble Co.
Industrial Conglomerates                                                                 % of Net Assets
                                           General Electric Co.
                                           Tyco International, Ltd.
Insurance                                                                                % of Net Assets
                                           Aflac, Inc.
                                           Genworth Financial, Inc. (Class A)
                                           Hartford Financial Services Group, Inc.
                                           Prudential Financial, Inc.
                                           The Allstate Corp.
                                           The Chubb Corp.
Internet & Catalog Retail                                                                % of Net Assets
                                           Liberty Media Corp. - Interactive (Class A)(a)
IT Services                                                                              % of Net Assets
                                           Accenture, Ltd. (Class A)
                                           The Western Union Co.
Machinery                                                                                % of Net Assets
                                           Deere & Co.
                                           Eaton Corp.
                                           The Timken Co.
Media                                                                                    % of Net Assets
                                           Citadel Broadcasting Corp.
                                           Discovery Holding Co. (Class A)(a)
                                           E.W. Scripps Co.
                                           Liberty Media Corp. - Capital (Series A)(a)
                                           New York Times Co. (Class A)
                                           The DIRECTV Group, Inc.(a)
                                           The Walt Disney Co.
                                           Time Warner, Inc.
                                           Viacom, Inc. (Class A)(a)
                                           Viacom, Inc. (Class B)(a)
Multiline Retail                                                                         % of Net Assets
                                           Kohl's Corp.(a)
                                           Macy's Inc.
Office Electronics                                                                       % of Net Assets
                                           Xerox Corp.
Oil, Gas & Consumable Fuels                                                              % of Net Assets
                                           Apache Corp.
                                           Chevron Corp.
                                           ConocoPhillips
                                           Devon Energy Corp.
                                           EOG Resources, Inc.
                                           Exxon Mobil Corp.
                                           Hess Corp.
                                           Royal Dutch Shell, Plc. (ADR)
                                           Total S.A. (ADR)
Paper & Forest Products                                                                  % of Net Assets
                                           Bowater, Inc.
Pharmaceuticals                                                                          % of Net Assets
                                           Abbott Laboratories
                                           Bristol-Myers Squibb Co.
                                           Eli Lilly & Co.
                                           GlaxoSmithKline, Plc.
                                           Merck & Co., Inc.
                                           Schering-Plough Corp.
                                           Wyeth
Road & Rail                                                                              % of Net Assets
                                           Burlington Northern Santa Fe Corp.
                                           Norfolk Southern Corp.
Semiconductors & Semiconductor Equipment                                                 % of Net Assets
                                           Intel Corp.
                                           Texas Instruments, Inc.
Software                                                                                 % of Net Assets
                                           Oracle Corp.(a)
Specialty Retail                                                                         % of Net Assets
                                           Best Buy Co., Inc.
                                           Limited Brands, Inc.
                                           Lowe's Cos., Inc.
                                           Sherwin-Williams Co.
                                           Staples, Inc.
                                           The Gap, Inc.
                                           The Home Depot, Inc.
Textiles, Apparel & Luxury Goods                                                         % of Net Assets
                                           Hanesbrands, Inc.(a)
                                           Nike, Inc. (Class B)
Thrifts & Mortgage Finance                                                               % of Net Assets
                                           Fannie Mae
                                           Freddie Mac
                                           MGIC Investment Corp.
                                           Washington Mutual, Inc.
Tobacco                                                                                  % of Net Assets
                                           Altria Group, Inc.
Trading Companies & Distributors                                                         % of Net Assets
                                           W.W. Grainger, Inc.
Wireless Telecommunication Services                                                      % of Net Assets
                                           Sprint Nextel Corp.
                                           Vodafone Group, Inc.

                                           ----------------------------------------------------------------
                                           Total Common Stock
                                           ----------------------------------------------------------------
SHORT-TERM INVESTMENT                                                                    % of Net Assets
---------------------
Repurchase Agreement
                                           State Street Repurchase Agreement dated
                                           06/29/07 at 1.70% to be repurchased at
                                           $23,131,276 on 07/02/07, collateralized
                                           by $21,130,000 U.S. Treasury Bond 6.25%
                                           due 08/15/23 with a value of $23,824,075.

Commercial Paper                           CRC Funding, LLCCRC Funding LLC 5.360%
                                           due 07/02/07

                                           ----------------------------------------------------------------
                                           Total Short Term Investments
                                           ----------------------------------------------------------------

                                           ----------------------------------------------------------------
                                           TOTAL INVESTMENTS
                                           ----------------------------------------------------------------
                                                                                                  (Cost)
                                           Other assets less Liabilities
                                           ----------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%
                                           ================================================================

                                                   MIST MFS Value                    MSF MFS Value
                                           ------------------------------   -------------------------------
                                            Shares           Value            Shares           Value
                                           ---------   ------------------   ----------   ------------------
COMMON STOCK                                           98.5%                             95.8%
Aerospace & Defense                                    7.5%                              4.0%
                                                                               206,250           11,607,750
                                              51,710            4,867,462
                                              38,040            2,962,175
                                                                               266,000           14,334,740
                                              30,910            2,192,446
Air Freight & Logistics                                0.0%                              1.4%
                                                                                80,800            8,966,376
Auto Components                                        0.6%                              0.0%
                                               7,090              820,809
Automobiles                                            0.0%                              2.0%
                                                                               217,100           12,941,331
Beverages                                              2.0%                              7.3%
                                                                               244,300           12,742,688
                                              73,910            1,533,730
                                                                               138,000           11,496,780
                                                                               198,100           15,669,323
                                              17,130            1,110,880
                                                                               151,900            7,945,889
Building Products                                      1.6%                              1.6%
                                              75,500            2,149,485      372,800           10,613,616
Capital Markets                                        5.1%                              1.3%
                                              14,190            1,057,439
                                              10,300              860,874
                                               9,630              658,692
                                              29,160            1,208,390      211,700            8,772,848
                                              13,940            3,021,495
Chemicals                                              4.2%                              0.0%
                                              12,410              997,392
                                              10,820              478,460
                                              25,270            1,923,300
                                              15,170            1,092,088
                                               6,030            1,173,232
Commercial Banks                                       4.5%                              1.9%
                                              20,990            1,502,464
                                              24,310            2,084,340
                                              41,228            2,459,336
                                                                               374,600           12,343,070
Commercial Services & Supplies                         0.5%                              0.0%
                                              40,990              612,560
Communications Equipment                               0.3%                              0.0%
                                              14,520              404,382
Computers & Peripherals                                0.8%                              5.1%
                                                                               434,300           12,399,265
                                              23,530            1,049,909      317,600           14,171,312
                                                                             1,332,100            7,006,846
Consumer Finance                                       1.0%                              0.9%
                                              22,650            1,385,727
                                                                                76,000            5,961,440
Containers & Packaging                                 0.2%                              0.0%
                                              18,530              246,634
Diversified Consumer Services                          0.0%                              1.6%
                                                                               447,000           10,446,390
Diversified Financial Services                         7.8%                              4.2%
                                              90,097            4,404,842
                                              76,850            3,941,637      260,600           13,366,174
                                               7,170              949,810
                                                                               293,100           14,200,695
                                              27,480            1,209,120
Diversified Telecommunication Services                 1.5%                              0.0%
                                              10,450              433,675
                                              12,773              809,425
                                               3,150              185,852
                                              14,550              599,024
Electric Utilities                                     3.8%                              0.0%
                                              22,830            1,970,457
                                               9,250              992,988
                                              22,230            1,261,330
                                               7,500              350,925
                                               5,230              459,089
Electronic Equipment & Instruments                     0.8%                              0.0%
                                               3,450              196,961
                                              12,630              877,027
Energy Equipment & Services                            0.4%                              0.0%
                                               6,080              592,922
Food & Staples Retailing                               0.8%                              2.0%
                                              29,058            1,059,164
                                                                               271,400           13,057,054
Food Products                                          1.9%                              3.5%
                                                                               190,600           11,134,852
                                                                               244,250           11,594,547
                                              25,530            1,322,199
                                               3,272            1,240,076
Health Care Equipment & Supplies                       2.4%                              3.7%
                                                                               249,000           14,028,660
                                              51,310            3,161,722
                                                                               200,800           10,413,488
Health Care Providers & Services                       1.8%                              0.0%
                                              11,990              613,169
                                              21,840            1,743,487
Hotels, Restaurants & Leisure                          0.8%                              6.3%
                                                                               439,700           22,319,172
                                              25,560            1,098,569
                                                                               591,400           19,350,608
Household Durables                                     0.3%                              5.3%
                                                                               152,000           13,423,120
                                                                               152,000           12,520,240
                                                                               380,000            8,531,000
                                              15,640              390,687
Household Products                                     1.7%                              0.0%
                                              36,920            2,259,135
Industrial Conglomerates                               0.5%                              1.4%
                                              18,410              704,735
                                                                               277,700            9,383,483
Insurance                                              8.0%                              1.5%
                                              11,430              587,502      191,800            9,858,520
                                              56,580            1,946,352
                                              21,570            2,124,861
                                               1,370              133,205
                                              75,770            4,660,613
                                              24,190            1,309,646
Internet & Catalog Retail                              0.0%                              1.4%
                                                                               401,725            8,970,519
IT Services                                            1.1%                              0.9%
                                              33,400            1,432,526
                                                                               279,600            5,824,068
Machinery                                              1.5%                              0.0%
                                              12,250            1,479,065
                                               3,370              313,410
                                               5,840              210,882
Media                                                  1.5%                              9.9%
                                               1,259                8,119
                                                                               129,100            2,968,009
                                               5,880              268,657
                                                                               108,545           12,773,576
                                               7,940              201,676
                                                                               179,172            4,140,665
                                              16,510              563,651      358,300           12,232,362
                                                                               808,600           17,012,944
                                              23,985              998,496
                                                                               383,000           15,944,290
Multiline Retail                                       1.4%                              2.2%
                                                                               200,800           14,262,824
                                              48,570            1,932,115
Office Electronics                                     0.0%                              1.6%
                                                                               572,500           10,579,800
Oil, Gas & Consumable Fuels                            12.3%                             1.6%
                                              14,550            1,187,134
                                              10,714              902,547
                                              30,730            2,412,305      130,287           10,227,530
                                              20,390            1,596,333
                                              12,760              932,246
                                              44,340            3,719,239
                                              25,900            1,527,064
                                               9,050              734,860
                                              42,770            3,463,515
Paper & Forest Products                                0.1%                              0.0%
                                               3,500               87,325
Pharmaceuticals                                        4.5%                              6.5%
                                               8,490              454,640      248,300           13,296,465
                                                                               488,600           15,420,216
                                              19,040            1,063,955
                                              26,760              700,292
                                              27,630            1,375,974
                                                                               450,000           13,698,000
                                              42,960            2,463,326
Road & Rail                                            1.1%                              0.0%
                                              13,770            1,172,378
                                               5,650              297,020
Semiconductors & Semiconductor Equipment               1.4%                              5.4%
                                              77,590            1,843,538      733,000           17,416,080
                                                                               477,700           17,975,851
Software                                               1.6%                              0.0%
                                             106,700            2,103,057
Specialty Retail                                       1.0%                              6.0%
                                                                               206,600            9,642,022
                                                                               430,200           11,808,990
                                               8,280              254,113
                                               8,620              572,972
                                              22,380              531,077
                                                                               224,100            4,280,310
                                                                               345,400           13,591,490
Textiles, Apparel & Luxury Goods                       1.4%                              0.0%
                                               2,727               73,711
                                              31,930            1,861,200
Thrifts & Mortgage Finance                             2.6%                              3.7%
                                              41,510            2,711,848
                                              12,090              733,863
                                                                                98,600            5,606,396
                                                                               438,300           18,689,112
Tobacco                                                3.5%                              0.0%
                                              66,250            4,646,775
Trading Companies & Distributors                       0.9%                              0.0%
                                              12,580            1,170,569
Wireless Telecommunication Services                    2.1%                              1.9%
                                              65,250            1,351,327      586,600           12,148,486
                                             417,995            1,405,095

                                           ----------------------------------------------------------------
                                                              132,201,802                       629,111,282
                                           ----------------------------------------------------------------

SHORT-TERM INVESTMENT                                  1.8%                              3.5%
---------------------
Repurchase Agreement
                                                                            23,128,000           23,128,000





Commercial Paper
                                           2,398,000            2,397,643
                                           ----------------------------------------------------------------
                                                                2,397,643                        23,128,000
                                           ----------------------------------------------------------------

                                           ----------------------------------------------------------------
                                                              134,599,445                       652,239,282
                                           ----------------------------------------------------------------
                                                              112,223,992                       491,765,362
                                                                (348,642)                         4,143,827
                                           ----------------------------------------------------------------
                                                              134,250,803                       656,383,109
                                           ================================================================

                                           MSF MFS Value Portfolio Combined
                                           --------------------------------
                                             Shares            Value
                                           ----------    ------------------
COMMON STOCK                                             96.3%
Aerospace & Defense                                      4.5%
                                              206,250            11,607,750
                                               51,710             4,867,462
                                               38,040             2,962,175
                                              266,000            14,334,740
                                               30,910             2,192,446
Air Freight & Logistics                                  1.1%
                                               80,800             8,966,376
Auto Components                                          0.1%
                                                7,090               820,809
Automobiles                                              1.6%
                                              217,100            12,941,331
Beverages                                                6.4%
                                              244,300            12,742,688
                                               73,910             1,533,730
                                              138,000            11,496,780
                                              198,100            15,669,323
                                               17,130             1,110,880
                                              151,900             7,945,889
Building Products                                        1.6%
                                              448,300            12,763,101
Capital Markets                                          2.0%
                                               14,190             1,057,439
                                               10,300               860,874
                                                9,630               658,692
                                              240,860             9,981,238
                                               13,940             3,021,495
Chemicals                                                0.7%
                                               12,410               997,392
                                               10,820               478,460
                                               25,270             1,923,300
                                               15,170             1,092,088
                                                6,030             1,173,232
Commercial Banks                                         2.3%
                                               20,990             1,502,464
                                               24,310             2,084,340
                                               41,228             2,459,336
                                              374,600            12,343,070
Commercial Services & Supplies                           0.1%
                                               40,990               612,560
Communications Equipment                                 0.1%
                                               14,520               404,382
Computers & Peripherals                                  4.4%
                                              434,300            12,399,265
                                              341,130            15,221,221
                                            1,332,100             7,006,846
Consumer Finance                                         0.9%
                                               22,650             1,385,727
                                               76,000             5,961,440
Containers & Packaging                                   0.0%
                                               18,530               246,634
Diversified Consumer Services                            1.3%
                                              447,000            10,446,390
Diversified Financial Services                           4.8%
                                               90,097             4,404,842
                                              337,450            17,307,811
                                                7,170               949,810
                                              293,100            14,200,695
                                               27,480             1,209,120
Diversified Telecommunication Services                   0.3%
                                               10,450               433,675
                                               12,773               809,425
                                                3,150               185,852
                                               14,550               599,024
Electric Utilities                                       0.6%
                                               22,830             1,970,457
                                                9,250               992,988
                                               22,230             1,261,330
                                                7,500               350,925
                                                5,230               459,089
Electronic Equipment & Instruments                       0.1%
                                                3,450               196,961
                                               12,630               877,027
Energy Equipment & Services                              0.1%
                                                6,080               592,922
Food & Staples Retailing                                 1.8%
                                               29,058             1,059,164
                                              271,400            13,057,054
Food Products                                            3.2%
                                              190,600            11,134,852
                                              244,250            11,594,547
                                               25,530             1,322,199
                                                3,272             1,240,076
Health Care Equipment & Supplies                         3.5%
                                              249,000            14,028,660
                                               51,310             3,161,722
                                              200,800            10,413,488
Health Care Providers & Services                         0.3%
                                               11,990               613,169
                                               21,840             1,743,487
Hotels, Restaurants & Leisure                            5.4%
                                              439,700            22,319,172
                                               25,560             1,098,569
                                              591,400            19,350,608
Household Durables                                       4.4%
                                              152,000            13,423,120
                                              152,000            12,520,240
                                              380,000             8,531,000
                                               15,640               390,687
Household Products                                       0.3%
                                               36,920             2,259,135
Industrial Conglomerates                                 1.3%
                                               18,410               704,735
                                              277,700             9,383,483
Insurance                                                2.6%
                                              203,230            10,446,022
                                               56,580             1,946,352
                                               21,570             2,124,861
                                                1,370               133,205
                                               75,770             4,660,613
                                               24,190             1,309,646
Internet & Catalog Retail                                1.1%
                                              401,725             8,970,519
IT Services                                              0.9%
                                               33,400             1,432,526
                                              279,600             5,824,068
Machinery                                                0.3%
                                               12,250             1,479,065
                                                3,370               313,410
                                                5,840               210,882
Media                                                    8.5%
                                                1,259                 8,119
                                              129,100             2,968,009
                                                5,880               268,657
                                              108,545            12,773,576
                                                7,940               201,676
                                              179,172             4,140,665
                                              374,810            12,796,013
                                              808,600            17,012,944
                                               23,985               998,496
                                              383,000            15,944,290
Multiline Retail                                         2.0%
                                              200,800            14,262,824
                                               48,570             1,932,115
Office Electronics                                       1.3%
                                              572,500            10,579,800
Oil, Gas & Consumable Fuels                              3.4%
                                               14,550             1,187,134
                                               10,714               902,547
                                              161,017            12,639,835
                                               20,390             1,596,333
                                               12,760               932,246
                                               44,340             3,719,239
                                               25,900             1,527,064
                                                9,050               734,860
                                               42,770             3,463,515
Paper & Forest Products                                  0.0%
                                                3,500                87,325
Pharmaceuticals                                          6.1%
                                              256,790            13,751,105
                                              488,600            15,420,216
                                               19,040             1,063,955
                                               26,760               700,292
                                               27,630             1,375,974
                                              450,000            13,698,000
                                               42,960             2,463,326
Road & Rail                                              0.2%
                                               13,770             1,172,378
                                                5,650               297,020
Semiconductors & Semiconductor Equipment                 4.7%
                                              810,590            19,259,618
                                              477,700            17,975,851
Software                                                 0.3%
                                              106,700             2,103,057
Specialty Retail                                         5.1%
                                              206,600             9,642,022
                                              430,200            11,808,990
                                                8,280               254,113
                                                8,620               572,972
                                               22,380               531,077
                                              224,100             4,280,310
                                              345,400            13,591,490
Textiles, Apparel & Luxury Goods                         0.2%
                                                2,727                73,711
                                               31,930             1,861,200
Thrifts & Mortgage Finance                               3.5%
                                               41,510             2,711,848
                                               12,090               733,863
                                               98,600             5,606,396
                                              438,300            18,689,112
Tobacco                                                  0.6%
                                               66,250             4,646,775
Trading Companies & Distributors                         0.1%
                                               12,580             1,170,569
Wireless Telecommunication Services                      1.9%
                                              651,850            13,499,813
                                              417,995             1,405,095
                                           --------------------------------
                                                                761,313,084
                                           --------------------------------
SHORT-TERM INVESTMENT                                    3.2%
---------------------
Repurchase Agreement
                                           23,128,000            23,128,000





Commercial Paper
                                            2,398,000             2,397,643
                                           --------------------------------
                                                                 25,525,643
                                           --------------------------------

                                           --------------------------------
                                                                786,838,727
                                           --------------------------------
                                                                603,989,354
                                                                  3,728,185 *
                                           --------------------------------
                                                                790,566,912
                                           ================================

(a)   Non-Income Producing.

(ADR)-- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

(EUR)-- Euro

It is anticipated that all of the securities held by the target fund will comply with the compliance guidelines and/or investment restrictions of the acquiring fund as of the date of the reorganization.

*     Adjusted to reflect merger related expenses of $67,000.

Metropolitan Series Fund, Inc.
COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (UNAUDITED)

                                                                                                                    Metropolitan
                                                                                                                     Series Fund
                                                                                                                         MFS
                                                           Met Investors    Metropolitan                                Value
                                                           Series Trust      Series Fund       Adjustments            Portfolio
                                                                MFS              MFS         (References are        -------------
                                                               Value            Value         to Pro Forma            Pro Forma
                                                             Portfolio        Portfolio        Footnotes)             Combined
                                                           -------------    -------------    ---------------        -------------
Assets
Investments at value *                                     $ 134,599,445    $ 652,239,282    $             0        $ 786,838,727
Cash                                                                 696              516                 --                1,212
Receivable for:
      Securities sold                                            140,528        6,248,869                               6,389,397
      Trust shares/Fund shares sold                              129,177          415,993                 --              545,170
      Futures variation margin                                        --               --                 --                    0
      Dividends and interest                                     226,034          515,056                 --              741,090
      Foreign taxes                                                   --           12,855                 --               12,855
                                                           -------------    -------------    ---------------        -------------
          Total assets                                       135,095,880      659,432,571                  0          794,528,451
                                                           -------------    -------------    ---------------        -------------
Liabilities
   Payable for:
      Securities purchased                                       147,021        1,519,788                 --            1,666,809
      Trust shares/Fund shares redeemed                          493,345          971,388                 --            1,464,733
      Collateral on securities on loan                                --               --                 --                    0
      Foreign taxes                                                   --               --                 --                    0
Accrued expenses:
      Management fees                                             79,867          386,166                 --              466,033
      Service and distribution fees                                   --           52,313                 --               52,313
      Administration fee                                           2,009               --                                   2,009
      Other expenses                                             122,835          119,807             67,000 (b)          309,642
                                                           -------------    -------------    ---------------        -------------
         Total liabilities                                       845,077        3,049,462             67,000            3,961,539
                                                           -------------    -------------    ---------------        -------------
Net Assets                                                 $ 134,250,803    $ 656,383,109    $        67,000        $ 790,566,912
                                                           =============    =============    ===============        =============

---------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
      Capital paid in                                      $ 107,055,230    $ 459,165,849    $             0          566,221,079

      Undistributed (distributions in excess of) net
      investment income                                          918,074        2,889,933            (67,000)(b)        3,741,007
      Accumulated net realized gains (losses)                  3,901,778       33,852,382                 --           37,754,160
      Unrealized appreciation (depreciation) on
      investments, futures, and foreign currency              22,375,721      160,474,945                 --          182,850,666
                                                           -------------    -------------    ---------------        -------------
         Total                                             $ 134,250,803    $ 656,383,109    $       (67,000)       $ 790,566,912
                                                           =============    =============    ===============        =============

Net Assets - Class A                                         134,250,803      351,639,520    $       (67,000)(b)    $ 485,823,323
                                                           =============    =============    ===============        =============
Net Assets - Class B                                                   0      172,201,078                             172,201,078
                                                           =============    =============    ===============        =============
Net Assets - Class E                                                   0      132,542,511                             132,542,511
                                                           =============    =============    ===============        =============

Capital shares outstanding - Class A                           8,894,788       22,494,676           (306,651)(a)       32,192,667
                                                           =============    =============    ===============        =============
Capital shares outstanding - Class B                                   0       11,065,469                  0           11,409,184
                                                           =============    =============    ===============        =============
Capital shares outstanding - Class E                                   0        8,509,321                  0            8,781,605
                                                           =============    =============    ===============        =============

Net Asset Value and Offering Price Per Share - Class A     $       15.09    $       15.63                 --        $       15.09
                                                           =============    =============    ===============        =============
Net Asset Value and Offering Price Per Share - Class B                              15.56                                   15.09
                                                           =============    =============    ===============        =============
Net Asset Value and Offering Price Per Share - Class E                              15.58                                   15.09
                                                           =============    =============                           =============

 *    Identified cost of investments                       $ 112,223,992    $ 491,765,362    $            --          603,989,354

(a) Reflects change in shares outstanding due to the issuance of Class A shares of MSF MFS Value Portfolio in exchange for Class A shares of MIST MFS Value Portfolio based upon the net asset value of the MSF MFS Value Portfolio's Class A shares at June 30, 2007.

(b)   Reflects merger related expenses of $67,000.

                        See notes to financial statements

Metropolitan Series Fund, Inc.
COMBINED PRO FORMA STATEMENT OF OPERATIONS
For the twelve month period ended June 30, 2007 (UNAUDITED)

                                                                                                                    Metropolitan
                                                                                                                     Series Fund
                                                                                                                         MFS
                                                           Met Investors    Metropolitan                                Value
                                                           Series Trust      Series Fund       Adjustments            Portfolio
                                                                MFS              MFS         (References are        -------------
                                                               Value            Value         to Pro Forma            Pro Forma
                                                             Portfolio        Portfolio        Footnotes)             Combined
                                                           -------------    -------------    ---------------        -------------
Investment Income
      Dividend                                             $   2,537,109 1  $  11,156,349 1                0           13,693,458 1
      Interest                                                   102,197          866,170                  0              968,367
                                                           -------------    -------------    ---------------        -------------
                                                               2,639,306       12,022,519                  0           14,661,825
Expenses
      Management fees                                           $781,505    $   4,917,192            (26,722) (a)       5,671,975
      Service and distribution fees-Class B and Class E               --          574,376                  0              574,376
      Administration fees                                         15,750               --            (15,750) (b)               0
      Deferred expense reimbursement                              14,252               --                                  14,252
      Trustees\Directors fees and expenses                         4,260           23,539             (4,260) (b)          23,539
      Custodian                                                  138,355           96,638           (131,879) (b)         103,114
      Transfer agent fees                                          8,082               --             (8,082) (b)               0
      Audit and tax services                                      22,070           29,630            (22,070) (b)          29,630
      Legal                                                       20,533              660                  0               21,193
      Printing                                                     8,621          211,455             (8,621) (b)         211,455
      Insurance                                                    3,410            8,988                  0               12,398
      Miscellaneous expenses                                       2,955            9,626                  0               12,581
                                                           -------------    -------------    ---------------        -------------
          Total Expenses                                       1,019,793        5,872,104           (217,384)           6,674,513
      Expense Reductions                                          (2,508)          (4,845)                --               (7,353)
      Management fee waivers                                          --          (49,490)          (471,722)            (521,212)
                                                           -------------    -------------    ---------------        -------------
      Net Expenses                                             1,017,285        5,817,769           (689,106)           6,145,948
                                                           -------------    -------------    ---------------        -------------
      Net Income                                               1,622,021        6,204,750            689,106            8,515,877

Realized and Unrealized Gain (Loss) on Investments
      Net realized gain (loss) on investments                  7,659,204       43,838,074                  0           51,497,278
      Net realized gain (loss) on foreign currency
       transactions                                               (3,011)          (1,794)                 0               (4,805)
      Net realized gain (loss) on futures transactions                --               --                  0                   --
                                                           -------------    -------------    ---------------        -------------
        Net realized gain (loss) on investments,
         foreign currency, and futures transactions            7,656,193       43,836,280                  0           51,492,473

      Net unrealized appreciation (depreciation) on
       investments                                            12,751,166       78,538,171                  0           91,289,337
      Net unrealized appreciation (depreciation) on
       foreign currency transactions                                (408)             705                  0                  297
      Net unrealized appreciation (depreciation) on
       futures transactions                                           --               --                  0                   --
                                                           -------------    -------------    ---------------        -------------
        Net unrealized gain (loss) on investments,
         foreign currency, and futures transactions           12,750,758       78,538,876                  0           91,289,634
                                                           -------------    -------------    ---------------        -------------

      Net gain (loss)                                         20,406,951      122,375,156                  0          142,782,107

Net increase (decrease) in Net Assets from Operations      $  22,028,972    $ 128,579,906    $       689,106        $ 151,297,984
                                                           =============    =============    ===============        =============

----------------------------------------------------------------------------------------------------------------------------------
                 1  Net of foreign taxes of $32,398      1  Net of foreign taxes of $29,194    1  Net of foreign taxes of $61,592

(a)   Reflects the MSF MFS Value Portfolio investment advisory fee rate.

(b) Reflects reclassification of certain balances to conform to the MSF MFS Value Portfolio expense structure.

      Metropolitan Series Fund, Inc.

      Notes to Pro Forma Combining Financial Statements (Unaudited)
      June 30, 2007

1     Description of the Fund

      The Metropolitan Series Fund, Inc., MFS Value Portfolio ("MSF MFS Value") a series of Metropolitan Series Fund, Inc., is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

      MSF MFS Value consists of three classes of shares, Class A, Class B, and Class E. The classes of shares are identical except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares.

2     Basis of Combination

      The unaudited pro forma statements give effect to the proposed reorganization of the Met Investors Series Trust, MFS Value Portfolio ("MIST MFS Value") in exchange for shares of MSF MFS Value at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, MSF MFS Value,and the results of operations of MSF MFS Value for pre-combination periods will not be restated. MSF MFS Value will be the legal survivor and MIST MFS Value will be the accounting survivor of the reorganization.

      The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the MIST MFS Value and MSF MFS Value, as though the reorganization occurred as of June 30, 2007.

      The pro forma unaudited statement of operations reflects the results of operations of each of the merged Portfolios for the period ended June 30, 2007 as though the reorganization occurred as of the beginning of the period.

      The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the MIST MFS Value and MSF MFS Value, which are incorporated by reference in the Statement of Additional Information.

3     Portfolio Valuation

      Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value that approximates fair market value.

      Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

4     Federal Income Taxes

      Each Portfolio has elected to be taxed as a regulated investment company. After the acquisition, MSF MFS Value intends to continue to comply with the requirements of the Internal Revenue Code and regulations hereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The tax cost of investments will remain unchanged for the combined Portfolio.

5     Estimates and Assumptions:

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           PART C - OTHER INFORMATION

Item 15. Indemnification.

     Section 2-418 of the Maryland General Corporation Law ("MGCL") permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director's act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance of the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by Section 2-418. Unless limited by its Charter, a Maryland corporation
(i) may indemnify and advance expenses to an officer to the same extent it may indemnify a director, (ii) is required to indemnify an officer to the extent required for a director, and (iii) may indemnify and advance expenses to an officer who is not a director to such further extent, consistent with law, as provided by the charter, bylaws, action of its board of directors or contract.

     See Article V of the Registrant's Amended and Restated Bylaws dated May 8, 2003, which Bylaws are incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement, filed on February 4, 2004.

     See Section 7 of the Registrant's Distribution Agreement with respect to BlackRock Aggressive Growth, et al., which Agreement is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

     See Section 14 of the Registrant's Transfer Agency Agreement dated April 28, 2003, which Agreement is incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement, filed on April 29, 2004.

     The Registrant, at its expense, provides liability insurance for the benefit of its directors and officers.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

     (1)(a) Articles of Incorporation of Registrant, as amended May 23, 1983, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

     (1)(b) Articles Supplementary of Registrant, dated October 22, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

     (1)(c) Articles Supplementary of Registrant, dated May 16, 1986, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

     (1)(d) Articles Supplementary of Registrant, dated October 6, 1987, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

     (1)(e) Articles Supplementary of Registrant, dated January 27, 1988 are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

     (1)(f) Articles Supplementary of Registrant, dated January 25,1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

     (1)(g) Articles Supplementary of Registrant, dated August 3, 1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

     (1)(h) Articles Supplementary of Registrant, dated December 17, 1996, are incorporated herein by reference to Post-Effective Amendment No. 18 to this Registration Statement filed on December 18, 1996.

     (1)(i) Articles Supplementary of Registrant, dated September 9, 1998, are incorporated herein by reference to Post-Effective Amendment No. 23 to this Registration Statement filed on January 11, 1999.

     (1)(j) Articles Supplementary of Registrant, dated February 7, 2000, are incorporated herein by reference to Post-Effective Amendment No. 26 to this Registration Statement filed on April 6, 2000.

     (1)(k) Articles Supplementary of Registrant, dated November 2, 2000, are incorporated herein by reference to Post-Effective Amendment No. 28 to this Registration Statement filed on November 30, 2000.

     (1)(l) Articles Supplementary of Registrant, dated February 26, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to this Registration Statement filed on April 4, 2001.

     (1)(m) Articles Supplementary of Registrant, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

     (1)(n) Articles Supplementary of Registrant, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

     (1)(o) Articles Supplementary of Registrant, dated January 30, 2004 are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

     (1)(p) Articles Supplementary of Registrant, dated April 22, 2004 are incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

     (1)(q) Articles Supplementary of Registrant, dated June 16, 2004 are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

     (1)(r) Articles Supplementary of Registrant, dated March 3, 2005 are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

     (1)(s) Articles Supplementary of Registrant, dated May 12, 2005 are incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

     (1)(t) Articles Supplementary of Registrant, dated December 13, 2005 are incorporated herein by reference to Post- Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

     (1)(u) Articles Supplementary of Registrant, dated February 3, 2006 is incorporated herein by reference to Post-Effective Amendment No. 44 to this Registration Statement filed on April 28, 2006.

     (1)(v) Articles Supplementary of Registrant, dated February 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

     (1)(w) Certificate of Correction of Articles of Amendment, dated December 1, 1983 is incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

     (1)(x) Articles of Amendment, dated July 30, 1997 are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

     (1)(y) Articles of Amendment, dated October 6, 1998, are incorporated herein by reference to Post-Effective Amendment No. 22 to this Registration Statement filed on October 6, 1998.

     (1)(z) Articles of Amendment, dated February 2, 1999 are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

     (1)(aa) Articles of Amendment, dated January 11, 2000, are incorporated herein by reference to Post-Effective Amendment No. 25 to this Registration Statement filed on January 19, 2000.

     (1)(bb) Articles of Amendment, dated March 5, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to this Registration Statement filed on April 4, 2001.

     (1)(cc) Articles of Amendment, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003. (a)(c)(8).

     (1)(dd) Articles of Amendment, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to this Registration Statement filed on April 30, 2003.

     (1)(ee) Articles of Amendment dated December 11, 2003 are incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

     (1)(ff) Articles of Amendment dated April 22, 2004 are incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004. (a)(c)(11).

     (1)(gg) Articles of Amendment dated January 28, 2005 are incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement filed on April 29, 2005.

     (1)(hh) Articles of Amendment dated April 28, 2005 are incorporated herein by reference to Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

     (1)(ii) Articles of Amendment dated April 25, 2006 is incorporated herein by reference to Post-Effective Amendment No. 44 to this Registration Statement filed on April 28, 2006.

     (1)(jj) Articles of Amendment dated September 29, 2006 is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

     (2)(a) Bylaws of Registrant, as amended January 27, 1988, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

     (2)(b) Amendment to Bylaws, dated April 24, 1997, are incorporated herein by reference to Post-Effective Amendment No. 20 to this Registration Statement filed on April 2, 1998.

     (2)(c) Amended and Restated Bylaws dated May 8, 2003 are incorporated herein by reference to Post-Effective Amendment No. 36 to this Registration Statement filed on February 4, 2004.

     (3) None.

     (4) Agreement and Plan of Reorganization (Filed as Appendix A to the Combined Prospectus/Proxy Statement included in Part A to the Form N-14 Registration Statement).

     (5) None.

     (6)(a) Investment Management Agreement relating to MFS Value Portfolio of Metrolpolitan Series Fund, Inc. (presently known as Harris Oakmark Large Cap Value Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

     (6)(b) Form of Sub-Advisory Agreement relating to MFS Value Portfolio of Metropolitan Series Fund, Inc. is filed herewith.

     (7) Distribution Agreements are incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

     (8) None.

     (9)(a) Custodian Agreement with State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

     (9)(b) Revised schedule of remuneration is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

     (9)(c) Amendments to Custodian Agreement are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

     (9)(d) Amendment to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

     (9)(e) Revised Fee Schedule to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

     (10)(a) Class B, Class D, Class E and Class F Distribution Plan as revised May 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 44 to this Registration Statement filed on April 28, 2006.

     (10)(b) Class B, Class D, Class E and Class F Distribution and Services Plan as revised May 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 44 to this Registration Statement filed on April 28, 2006.

     (10)(c)   Rule  18f-3  Plan  is   incorporated   herein  by   reference  to
Post-Effective Amendment No. 42 to this Registration Statement filed on February 10, 2006.

     (11) Opinion and Consent of Ropes & Gray LLP is filed herewith.

     (12) Tax Opinion and Consent of Sullivan & Worcester LLP. To be filed by amendment.

     (13)(a) Transfer Agency Agreement is incorporated herein by reference to Post-Effective Amendment No. 38 to this Registration Statement filed on April 29, 2004.

     (13)(b) Agreement relating to the use of the "Metropolitan" name and service marks is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

     (13)(c) Licensing Agreements relating to Morgan Stanley EAFE Index, Russell 2000 Index and Lehman Brothers Aggregate Bond Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 24 to this Registration Statement filed on April 1, 1999.

     (13)(d) Licensing Agreement relating to MetLife Stock Index and MetLife Mid Cap Stock Index Portfolios (fee schedule omitted) is incorporated herein by reference to Post-Effective Amendment No. 26 to this Registration Statement filed on April 6, 2000.

     (13)(e) Form of Participation Agreement is incorporated herein by reference to Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

     (13)(f)  Expense   Agreement  is   incorporated   herein  by  reference  to
Post-Effective Amendment No. 45 to this Registration Statement filed on April 27, 2007.

     (14) Consent of _________________. To be filed by amendment.

     (15) Not applicable.

     (16) Powers of Attorney for all signatories except Elizabeth Forget and Peter Duffy are filed herewith.

     (17) Form of Proxy and Voting Instructions for MFS Value Portfolio of Met Investors Series Trust is filed herewith.

Item 15. Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include the tax opinion required by Item 16.12.

                                   SIGNATURES

     As required by the Securities Act of 1933 the Company's Registration Statement has been signed on behalf of the Registrant in the city of Boston and the Commonwealth of Massachusetts on the 11th day of December, 2007.


                                       Metropolitan Series Fund, Inc.


                                       By:  /s/ELIZABETH M. FORGET
                                            Elizabeth M. Forget
                                            President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following person in the capacities and as of the date indicated.


/s/ELIZABETH M. FORGET        Chairman of the Board;           December 12, 2007
----------------------        President and Chief Executive Officer
Elizabeth M. Forget           Principal Executive Officer)


H. JESSE ARNELLE*             Director                         December 12, 2007
-----------------
H. Jesse Arnelle


-----------------
Steve A. Garban               Director                         December 12, 2007


NANCY HAWTHORNE*              Director                         December 12, 2007
----------------
Nancy Hawthorne


JOHN T. LUDES*                Director                         December 12, 2007
--------------
John T. Ludes


--------------------
Michael S. Scott Morton       Director                         December 12, 2007


LINDA B. STRUMPF*             Director                         December 12, 2007
-----------------
Linda B. Strumpf


ARTHUR G. TYPERMASS*          Director                         December 12, 2007
--------------------
Arthur G. Typermass


                             Treasurer (Principal Financial    December 12, 2007
/s/ PETER H. DUFFY           and Accounting Officer)
------------------
--------------------------------------------
Peter H. Duffy

*By:  /s/THOMAS M. LENZ           December 12, 2007
      -----------------
      Thomas M. Lenz
      Attorney-in-Fact

                                  EXHIBIT INDEX
Exhibit
   No._

     (6)(b) Form of Sub-Advisory Agreement relating to MFS Value Portfolio of Metropolitan Series Fund, Inc.

     11     Opinion and Consent of Ropes & Gray LLP

     16 Powers of Attorney for all signatories except for Elizabeth Forget and Peter Duffy

     17 Form of Proxy and Voting Instructions for MFS Value Portfolio of Met Investors Series Trust